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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         (No. 2-34393)                                             [X]

         Pre- Effective Amendment No.                              [ ]
                                      ----

         Post-Effective Amendment No.  110                         [X]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940  (No. 811-1879)                                   [X]

         Amendment No.  93                                         [X]
                       ----


                        (Check appropriate box or boxes.)

JANUS INVESTMENT FUND
------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863
                                                ------------------------------

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928
------------------------------------------------------------------------------
(Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

        [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
        [ ]  on (date) pursuant to paragraph (b) of Rule 485
        [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [X]  on February 27, 2004 pursuant to paragraph (a)(1) of Rule 485
        [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
        [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                      February   , 2004


                                      GROWTH
                                       Janus Fund
                                       Janus Enterprise Fund
                                       Janus Mercury Fund
                                       Janus Olympus Fund
                                       Janus Orion Fund

                                      INTERNATIONAL/GLOBAL
                                       Janus Global Life Sciences Fund
                                       Janus Global Technology Fund

                                       Janus Global Opportunities Fund


                                        (Formerly Janus Global Value Fund)


                                       Janus Overseas Fund

                                       Janus Worldwide Fund

                                      CORE
                                       Janus Balanced Fund
                                       Janus Core Equity Fund
                                       Janus Growth and Income Fund
                                       Janus Special Equity Fund

                                      RISK-MANAGED
                                       Janus Risk-Managed Stock Fund


                                      VALUE


                                       Janus Mid Cap Value Fund --
                                       Investor Shares


                               JANUS EQUITY FUNDS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports and statements at WWW.JANUS.COM.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Equity Funds.................................    2
                   Fees and expenses............................   27
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal
                   investment strategies........................   30
                   General portfolio policies...................   41
                   Risks........................................   45
                SHAREHOLDER'S MANUAL
                   Doing business with Janus....................   52
                   Minimum investments..........................   53
                   Types of account ownership...................   53
                   To open an account or buy shares.............   56
                   To exchange shares...........................   57
                   To sell shares...............................   57
                   Excessive trading............................   61
                   Shareholder services and account policies....   67
                MANAGEMENT OF THE FUNDS
                   Investment adviser...........................   72
                   Management expenses..........................   73
                   Subadvisers..................................   73
                   Investment personnel.........................   75
                   Performance of comparable accounts managed by
                   INTECH.......................................   83
                OTHER INFORMATION...............................   85
                DISTRIBUTIONS AND TAXES
                   Distributions................................   89
                   Distribution options.........................   90
                   Taxes........................................   91
                FINANCIAL HIGHLIGHTS............................   93
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...................  110
                   Futures, options and other derivatives.......  113
                   Other investments, strategies and/or
                   techniques...................................  114


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS


               The Funds are designed for long-term investors who primarily seek growth of capital or capital appreciation and who can tolerate the greater risks associated with common stock investments. Although Janus Balanced Fund and Janus Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.


1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?
--------------------------------------------------------------------------------
               GROWTH

               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS
                 FUND AND JANUS ORION FUND seek long-term growth of capital.


               INTERNATIONAL/GLOBAL



               - JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY
                 FUND, JANUS GLOBAL OPPORTUNITIES FUND AND JANUS OVERSEAS FUND seek long-term growth of capital.


               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               CORE

               - JANUS BALANCED FUND seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.

               - JANUS CORE EQUITY FUND AND JANUS SPECIAL EQUITY FUND seek long-term growth of capital.

               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.


               RISK-MANAGED


               - JANUS RISK-MANAGED STOCK FUND seeks long-term growth of
                 capital.

 2 Janus Equity Funds prospectus

               VALUE



               - JANUS MID CAP VALUE FUND seeks capital appreciation.



               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Certain of these Funds have a policy of investing at least 80% of net assets in the type of securities suggested by a Fund's name. For the Funds with such a policy, a Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.


               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Janus Special Equity Fund, Janus Risk-Managed Stock Fund, Janus Core Equity Fund and Janus Mid Cap Value Fund).



               The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.





               JANUS RISK-MANAGED STOCK FUND (SUBADVISED BY INTECH) pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to


                                                          Risk/return summary  3
               vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its goal by identifying stocks with higher average volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH evaluates the relationship between the movements of different stocks to create the potential for returns in excess of its benchmark index. The goal is to achieve long-term growth of capital, while controlling risks. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               JANUS MID CAP VALUE FUND (SUBADVISED BY PERKINS) focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Janus Mid Cap Value Fund's portfolio managers generally look for companies with:



               - A low price relative to their assets, earnings, cash flow or business franchise



               - Products and services that give them a competitive advantage



               - Quality balance sheets and strong management.



GROWTH



               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies. As of October 31, 2003, the Fund's weighted average
               market capitalization was $          . [TO BE UPDATED BY
               AMENDMENT]


 4 Janus Equity Funds prospectus

               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


               JANUS ORION FUND invests primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



INTERNATIONAL/GLOBAL


               JANUS GLOBAL LIFE SCIENCES FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               JANUS GLOBAL TECHNOLOGY FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.


               JANUS GLOBAL OPPORTUNITIES FUND invests primarily in common stocks of companies of any size located throughout the world with


                                                          Risk/return summary  5
               the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even in a single country.



               JANUS OVERSEAS FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.


               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.


CORE


               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

               JANUS CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible

 6 Janus Equity Funds prospectus
               preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.

               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.


               JANUS SPECIAL EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in domestic and foreign companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



RISK-MANAGED


               JANUS RISK-MANAGED STOCK FUND invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. The primary aim of the strategy is to outperform the Fund's benchmark index.




VALUE



               JANUS MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.


                                                          Risk/return summary  7

               For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


               The biggest risk is that a Fund's returns may vary, and you could lose money. The Funds are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of Janus Global Opportunities Fund, Janus Special Equity Fund and Janus Mid Cap Value Fund, if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.



               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.



               JANUS ENTERPRISE FUND normally invests at least 50% of its equity assets in securities issued by medium-sized companies. The Fund may also invest in securities issued by small-sized companies. Medium-sized and small-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.


 8 Janus Equity Funds prospectus

               JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL OPPORTUNITIES FUND AND JANUS SPECIAL EQUITY FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.



               The INTERNATIONAL/GLOBAL FUNDS may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.


               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

                                                          Risk/return summary  9

               For JANUS RISK-MANAGED STOCK FUND, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction does not result in selecting stocks with continuing volatility and covariance as anticipated, the Fund may not outperform the benchmark index.


               JANUS MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Janus Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Janus Mid Cap Value Fund - Investor Shares. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices. [TO BE UPDATED BY AMENDMENT]


 10 Janus Equity Funds prospectus

               JANUS FUND


                 Annual returns for periods ended 12/31
                                        (1.10%) 29.43%  19.61%  22.72%  38.89%  47.13%  (14.91%) (26.10%) (27.56%)
                                         1994    1995    1996    1997    1998    1999     2000     2001     2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (2/5/70)
                Janus Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


                                                         Risk/return summary  11

               JANUS ENTERPRISE FUND


                 Annual returns for calendar years ended 12/31
                                        8.92%   27.25%  11.65%  10.82%  33.75%  121.90% (30.52%) (39.93%) (28.28%)
                                         1994    1995    1996    1997    1998    1999     2000     2001     2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (9/1/92)
                Janus Enterprise Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                Russell Midcap Growth
                  Index(2)
                  (reflects no deduction
                    for expenses or taxes)
                S&P MidCap 400 Index(3)
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The Russell Midcap Growth Index consists of stocks from the
                   Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.


               (3) The S&P MidCap 400 Index is an unmanaged group of 400
                   domestic stocks chosen for their market size, liquidity and industry group representation.


 12 Janus Equity Funds prospectus

               JANUS MERCURY FUND


                 Annual returns for calendar years ended 12/31
                                        15.86%  33.01%  17.67%  11.88%  58.41%  96.23%  (22.75%) (29.78%) (29.00%)
                                         1994    1995    1996    1997    1998    1999     2000     2001     2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (5/3/93)
                Janus Mercury Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction
                    for expenses or taxes)
                Russell 1000 Growth
                  Index(3)
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


               (3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


                                                         Risk/return summary  13

               JANUS OLYMPUS FUND


                 Annual returns for calendar years ended 12/31
                                        21.73%  26.73%  56.97%  100.12% (21.63%) (32.05%) (28.19%)
                                         1996    1997    1998    1999     2000     2001     2002       2003

                 Best Quarter:       Worst Quarter:



                                        Average annual total return for periods ended 12/31/03
                                        ------------------------------------------------------
                                                                               Since Inception
                                                           1 year    5 years     (12/29/95)
                Janus Olympus Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index(3)
                  (reflects no deduction for expenses or
                    taxes)
                                                          ------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


               (3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


 14 Janus Equity Funds prospectus

               JANUS ORION FUND


                 Annual returns for calendar years ended 12/31
                                                            (14.69%) (29.77%)
                                                             2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                   Average annual total return for periods ended 12/31/03
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (6/30/00)
                Janus Orion Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index(3)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


               (3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


                                                         Risk/return summary  15

               JANUS GLOBAL LIFE SCIENCES FUND


                 Annual returns for calendar years ended 12/31
                                                 61.00%  33.34%  (18.09%) (30.11%)
                                                  1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                    Average annual total return for periods ended 12/31/03
                                    ------------------------------------------------------
                                                                           Since Inception
                                                      1 year    5 years      (12/31/98)
                Janus Global Life Sciences Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for fees,
                    expenses or taxes)
                                                     ----------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


 16 Janus Equity Funds prospectus

               JANUS GLOBAL TECHNOLOGY FUND


                 Annual returns for calendar years ended 12/31
                                                 211.55% (33.67%) (39.96%) (40.94%)
                                                  1999    2000      2001     2002     2003

                 Best Quarter:       Worst Quarter:



                                    Average annual total return for periods ended 12/31/03
                                    ------------------------------------------------------
                                                                           Since Inception
                                                      1 year    5 years      (12/31/98)
                Janus Global Technology Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for fees,
                    expenses or taxes)
                                                     ----------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


                                                         Risk/return summary  17

               JANUS GLOBAL OPPORTUNITIES FUND(1)



                 Annual returns for calendar years ended 12/31
                                                                  (15.91%)
                                                                   2002       2003

                 Best Quarter:       Worst Quarter:



                                    Average annual total return for periods ended 12/31/03
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                 1 year       (6/29/01)
                Global Opportunities Fund(1)
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(2)
                Morgan Stanley Capital International World
                  Index(3)
                  (reflects no deduction for fees, expenses or
                    taxes)
                                                                ------------------------



               (1) Formerly named Janus Global Value Fund.


               (2) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (3) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


 18 Janus Equity Funds prospectus

               JANUS OVERSEAS FUND



                 Annual returns for calendar years ended 12/31
                                        22.05%  28.83%  18.25%  16.03%  86.06%  (18.57%) (23.11%) (23.89%)
                                         1995    1996    1997    1998    1999     2000     2001     2002     2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (5/2/94)
                Janus Overseas Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(1)
                Morgan Stanley Capital International
                  EAFE(R) Index(2)
                  (reflects no deduction for fees,
                    expenses or taxes)
                                                       --------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The Morgan Stanley Capital International EAFE(R) Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.


                                                         Risk/return summary  19

               JANUS WORLDWIDE FUND


                 Annual returns for calendar years ended 12/31
                                        3.61%   21.90%  26.40%  20.48%  25.87%  64.37%  (16.87%) (22.88%) (26.01%)
                                         1994    1995    1996    1997    1998    1999     2000     2001     2002     2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (5/15/91)
                Janus Worldwide Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions(1)
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(2)
                Morgan Stanley Capital
                  International World
                  Index(3)
                  (reflects no deduction
                    for fees, expenses or
                    taxes)
                                            -------------------------------------------



               (1) The return after taxes on distributions is higher than the return before taxes because of the effect of foreign tax credits.


               (2) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (3) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


 20 Janus Equity Funds prospectus

               JANUS BALANCED FUND


                 Annual returns for calendar years ended 12/31
                                        0.02%   27.31%  15.30%  21.81%  31.20%  23.51%  (2.16%) (5.04%) (6.56%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (9/1/92)
                Janus Balanced Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction
                    for expenses or taxes)
                Lehman Brothers
                  Gov't/Credit Index(3)
                  (reflects no deduction
                    for expenses or taxes)
                Balanced Composite
                  Index(4)
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


               (3) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.


               (4)Balanced Composite Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500 Index (55%) and the Lehman Brothers
                  Government/Credit Index (45%).


                                                         Risk/return summary  21

               JANUS CORE EQUITY FUND


                 Annual returns for calendar years ended 12/31
                                        31.08%  40.05%  38.50%  (7.15%) (12.11%) (18.02%)
                                         1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (6/28/96)
                Janus Core Equity Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for expenses
                    or taxes)
                                                       --------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


 22 Janus Equity Funds prospectus

               JANUS GROWTH AND INCOME FUND


                 Annual returns for periods ended 12/31
                                        (4.87%) 36.35%  26.03%  34.66%  34.87%  51.18%  (11.41%) (14.36%) (21.51%)
                                         1994    1995    1996    1997    1998    1999     2000     2001     2002     2003

                 Best Quarter:       Worst Quarter:



                                       Average annual total return for periods ended 12/31/03
                                       ------------------------------------------------------
                                                                              Since Inception
                                               1 year    5 years   10 years      (5/15/91)
                Janus Growth and Income Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for
                    expenses or taxes)
                                              -----------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


                                                         Risk/return summary  23

               JANUS SPECIAL EQUITY FUND



                 Annual returns for calendar years ended 12/31
                                                            (11.74%) (23.70%)
                                                             2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                   Average annual total return for periods ended 12/31/03
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (2/29/00)
                Janus Special Equity Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


 24 Janus Equity Funds prospectus

               JANUS MID CAP VALUE FUND - INVESTOR SHARES



                 Annual returns for periods ended 12/31
                                                 21.56%  27.34%  20.52%  (13.09%)
                                                  1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                    Average annual total return for periods ended 12/31/03
                                    ------------------------------------------------------
                                                                           Since Inception
                                                     1 year    5 years         8/12/98
                Janus Mid Cap Value
                  Fund - Investor Shares
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)
                Russell Midcap Value Index(2)
                  (reflects no deduction for
                    expenses or taxes)
                                                    -----------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.



               After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Investor Shares for the period April 22, 2003 to December 31, 2003 and for Berger Mid Cap Value
               Fund - Investor Shares for the periods prior to April 22, 2003. If Janus Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


                                                         Risk/return summary  25

               Since Janus Risk-Managed Stock Fund did not commence operations until February 28, 2003, performance information is not included for this Fund. Performance history will be available for the Fund after it has been in operation for one calendar year. The performance of this Fund will be compared to the S&P 500 Index, which is the Fund's benchmark index.


               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

 26 Janus Equity Funds prospectus

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended October 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund that you have held for three months or less you may pay a redemption fee.





               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  27

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

  Sales Charges                                                  None
  Redemption Fee on shares of Janus Global Life Sciences Fund,
   Janus Global Technology Fund, Janus Global Opportunities
   Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus
   Risk-Managed Stock Fund held for three months or less (as a
   % of amount redeemed)                                        1.00%(1)
  Exchange Fee                                                   None(2)



                 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                Management    Other     Total Annual Fund
                                                   Fee       Expenses   Operating Expenses
  GROWTH
  Janus Fund                                      0.65%           %                %
  Janus Enterprise Fund                           0.65%           %                %
  Janus Mercury Fund                              0.65%           %                %
  Janus Olympus Fund                              0.65%           %                %
  Janus Orion Fund                                0.65%           %                %
  INTERNATIONAL/GLOBAL
  Janus Global Life Sciences Fund                 0.65%           %                %
  Janus Global Technology Fund                    0.65%           %                %
  Janus Global Opportunities Fund(3)              0.65%           %                %
  Janus Overseas Fund                             0.65%           %                %
  Janus Worldwide Fund                            0.65%           %                %
  CORE
  Janus Balanced Fund                             0.65%           %                %
  Janus Core Equity Fund                          0.65%           %                %
  Janus Growth and Income Fund                    0.65%           %                %
  Janus Special Equity Fund                       0.65%           %                %
  RISK-MANAGED
  Janus Risk-Managed Stock Fund                   0.65%           %(4)             %(5)
  VALUE
  Janus Mid Cap Value Fund - Investor
    Shares(6)                                     0.65%           %                %



  (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.


  (2) An exchange of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund shares held for three months or less may be subject to the Funds' 1.00% redemption fee. Effective March 1, 2004, the redemption fee for the Funds listed will increase to 2.00% on shares purchased on or after that date.


  (3) Formerly named Janus Global Value Fund.


  (4) For initial fiscal period February 28, 2003 through October 31, 2003.


  (5) Janus Capital is voluntarily waiving the Fund's management fee. This waiver could change or be terminated at any time at the option of Janus Capital.


  (6) For the fiscal period May 1, 2003 through October 31, 2003.


 28 Janus Equity Funds prospectus

                          [TO BE UPDATED BY AMENDMENT]

  EXAMPLE:

  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  GROWTH
  Janus Fund                                           $         $         $         $
  Janus Enterprise Fund                                $         $         $         $
  Janus Mercury Fund                                   $         $         $         $
  Janus Olympus Fund                                   $         $         $         $
  Janus Orion Fund                                     $         $         $         $
  INTERNATIONAL/GLOBAL
  Janus Global Life Sciences Fund                      $         $         $         $
  Janus Global Technology Fund                         $         $         $         $
  Janus Global Opportunities Fund*                     $         $         $         $
  Janus Overseas Fund                                  $         $         $         $
  Janus Worldwide Fund                                 $         $         $         $
  CORE
  Janus Balanced Fund                                  $         $         $         $
  Janus Core Equity Fund                               $         $         $         $
  Janus Growth and Income Fund                         $         $         $         $
  Janus Special Equity Fund                            $         $         $         $
  RISK-MANAGED
  Janus Risk-Managed Stock Fund                        $         $         $         $
  VALUE
  Janus Mid Cap Value Fund - Investor Shares           $         $         $         $



  * Formerly named Janus Global Value Fund.


                                                         Risk/return summary  29

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


GROWTH


               JANUS FUND
               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND

               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2003, they ranged from
               approximately $          to $          [TO BE UPDATED BY
               AMENDMENT].


               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any

 30 Janus Equity Funds prospectus
               size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND
               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS ORION FUND

               Janus Orion Fund seeks long-term growth of capital. It pursues its objective by investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



INTERNATIONAL/GLOBAL


               JANUS GLOBAL LIFE SCIENCES FUND
               Janus Global Life Sciences Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

            Investment objectives, principal investment strategies and risks  31

               JANUS GLOBAL TECHNOLOGY FUND
               Janus Global Technology Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

               It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.


               JANUS GLOBAL OPPORTUNITIES FUND


               Janus Global Opportunities Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may at times invest in fewer than five countries or even a single country. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.





               JANUS OVERSEAS FUND


               Janus Overseas Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States.


 32 Janus Equity Funds prospectus

               The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.


               JANUS WORLDWIDE FUND
               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


CORE


               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.

               JANUS CORE EQUITY FUND
               Janus Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

            Investment objectives, principal investment strategies and risks  33

               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               JANUS SPECIAL EQUITY FUND

               Janus Special Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in domestic and foreign companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



RISK-MANAGED



               JANUS RISK-MANAGED STOCK FUND - SUBADVISED BY INTECH


               Janus Risk-Managed Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within its benchmark index.


 34 Janus Equity Funds prospectus

VALUE



               JANUS MID CAP VALUE FUND - SUBADVISED BY PERKINS


               Janus Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.


               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?



               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.



               In the case of Janus Special Equity Fund and Janus Global Opportunities Fund, the portfolio manager will emphasize investments in companies with attractive prices compared to their free cash flow. Each Fund's portfolio manager will typically seek attractively valued companies that are improving their free cash


            Investment objectives, principal investment strategies and risks  35 flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               Janus Balanced Fund and Janus Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Growth and Income Fund and Janus Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.




2.HOW ARE COMMON STOCKS SELECTED BY INTECH FOR JANUS RISK-MANAGED STOCK FUND?



               INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical process.


               The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

               - selecting stocks primarily from stocks within the Fund's benchmark;

               - periodically determining an optimal weighting of the stocks and rebalancing to the optimal weighting; and

               - monitoring the total risk and volatility of the Fund's holdings with respect to the benchmark index.


               INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify stocks for its portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark


 36 Janus Equity Funds prospectus
               index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index.

               The Fund may use exchange traded funds, as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR JANUS MID CAP VALUE FUND?



               Janus Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.



4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. WHAT IS A "SPECIAL SITUATION"?



               Each Fund may invest in special situations or turnarounds. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a


            Investment objectives, principal investment strategies and risks  37 redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


6. WHAT DOES "MARKET CAPITALIZATION" MEAN?



               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund and Janus Mid Cap Value Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund and Janus Worldwide Fund) are more likely to invest in larger, more established issuers.



7. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?


               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical

 38 Janus Equity Funds prospectus
               diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.


8. HOW DOES THE PORTFOLIO MANAGER FOR JANUS MID CAP VALUE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



               A company may be undervalued when, in the opinion of the Fund's portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.



9. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?


               Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.


10. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?



               Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40 to 60% of its net assets in securities selected primarily for their income potential. Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result Janus Balanced Fund is


            Investment objectives, principal investment strategies and risks  39 expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.


11. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?



               Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Janus Balanced Fund's growth component will normally be 40 to 60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets.



12. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.


13. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either

 40 Janus Equity Funds prospectus
               increasing their dividends or commencing dividends, if none are currently paid.


14. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES


               Unless otherwise stated, in investing their portfolio assets, each of the Funds will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION
               Except as described below for Janus Risk-Managed Stock Fund, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a

            Investment objectives, principal investment strategies and risks  41

               Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.


               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



               OTHER TYPES OF INVESTMENTS


               To achieve their objectives, the Funds invest primarily in domestic and foreign equity securities. Janus Growth and Income Fund and Janus Balanced Fund also invest in securities with varying degrees of emphasis on income. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. These securities and strategies may include:


               - debt securities

               - indexed/structured securities

 42 Janus Equity Funds prospectus

               - high-yield/high-risk bonds (less than 20% of Janus Core Equity
                 Fund's, Janus Special Equity Fund's, Janus Risk-Managed Stock Fund's and Janus Mid Cap Value Fund's assets and less than 35% of each other Fund's assets)


               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

            Investment objectives, principal investment strategies and risks  43

               SPECIAL SITUATIONS

               Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

 44 Janus Equity Funds prospectus

               The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Fund's benchmark index, as determined by INTECH's mathematical process.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS


               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.


            Investment objectives, principal investment strategies and risks  45

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL OPPORTUNITIES FUND AND JANUS SPECIAL EQUITY FUND AFFECT THE FUNDS' RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a

 46 Janus Equity Funds prospectus

               Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio. Although the other Funds offered by this Prospectus do not "concentrate" in a specific group of industries, each may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Mid Cap Value Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar

            Investment objectives, principal investment strategies and risks  47 denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?



               The Funds, particularly the International/Global Funds, may invest in companies from "developing countries" or "emerging markets." Janus Orion Fund and Janus Special Equity Fund also may at times invest a significant portion of their assets in emerging markets. In many developing markets, there is less government


 48 Janus Equity Funds prospectus
               supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities.



6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.


7. HOW DO THE FUNDS TRY TO REDUCE RISK?



               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.


               Janus Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk

            Investment objectives, principal investment strategies and risks  49 controls are designed to minimize the risk of significant under performance relative to the benchmark index.


               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



8. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 50 Janus Equity Funds prospectus

                               JANUS EQUITY FUNDS
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

 52  Janus Equity Funds prospectus

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners. You may open and maintain this type of account on janus.com.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  53

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               INVESTING FOR YOUR RETIREMENT


               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

 54  Janus Equity Funds prospectus

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.

                                                        Shareholder's manual  55

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 56  Janus Equity Funds prospectus

    TO EXCHANGE SHARES                  TO SELL SHARES
    ONLINE AT www.janus.com             ONLINE AT www.janus.com
    ------------------------------      ------------------------------
    - Exchanges may be made online      - Redemptions may be made
      at janus.com.                       online at janus.com.



    BY TELEPHONE                        BY TELEPHONE
    ------------------------------      ------------------------------
    - All accounts are                  - All accounts are
      automatically eligible to           automatically eligible to
      exchange shares by                  sell shares by telephone. To
      telephone. To exchange all          sell all or a portion of
      or a portion of your shares         your shares, call Janus
      into any other available            XpressLine(TM) or a Janus
      Janus fund, call Janus              Representative. The Funds
      XpressLine(TM) or a Janus           reserve the right to limit
      Representative.                     the dollar amount of shares
                                          that you may redeem from
                                          your account by telephone.



                                        BY WIRE
                                        ------------------------------
                                        - You can redeem shares by
                                          wire. For wiring
                                          instructions, call a Janus
                                          Representative.



    BY MAIL/IN WRITING                  BY MAIL/IN WRITING
    ------------------------------      ------------------------------
    - To request an exchange in         - To request a redemption in
      writing, please follow the          writing, please follow the
      instructions in the "Written        instructions in the "Written
      Instructions" section of            Instructions" section of
      this manual.                        this manual.



    BY SYSTEMATIC EXCHANGE               BY SYSTEMATIC REDEMPTION
    ------------------------------      ------------------------------
    - You determine the amount of       - This option allows you to
      money you would like                sell shares worth a specific
      automatically exchanged from        dollar amount from your
      one Fund account to another         account on a regular basis.
      on any day of the month. You
      may establish this program
      for as little as $100 per
      exchange.
    ------------------------------      ------------------------------
     Note: For more information,         Note: Also refer to the
           refer to the "Exchange              "Payment of Redemption
           Policies" section of                Proceeds" section of
           this manual.                        this manual for more
                                               information.


                                                        Shareholder's manual  57

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. If your ACH purchase fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next net asset value determined after we receive good funds.



               - Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund

 58  Janus Equity Funds prospectus
                 that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by a Fund.


               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                                        Shareholder's manual  59

               Note: For the fastest and easiest way to exchange shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - An exchange from Janus Global Life Sciences Fund, Janus Global
                 Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund of shares held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a

 60  Janus Equity Funds prospectus
                 closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.


EXCESSIVE TRADING



               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Funds will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part


                                                        Shareholder's manual  61
               of a group for purposes of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.



               The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.




PAYMENT OF REDEMPTION PROCEEDS


               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).


                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.


               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.




               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO
 62  Janus Equity Funds prospectus

               ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.


REDEMPTION FEE



               Redemptions (and exchanges) of shares from Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund held for three months or less may be subject to the Funds' redemption fee. Currently, the redemption fee is 1.00% of a shareholder's redemption proceeds. Effective March 1, 2004, the redemption fee for the Funds listed above will increase to 2.00% on shares purchased on or after that date. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.



               Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.



               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational


                                                        Shareholder's manual  63
               capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.



               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Funds; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). For Fund shares purchased through a financial intermediary, shareholders should contact their financial intermediary or refer to their plan documents for more information on whether the redemption fee is applied to their shares.



               In addition to the circumstances noted in the preceding paragraph, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.


WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

 64  Janus Equity Funds prospectus

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

                                                        Shareholder's manual  65

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by a Fund or its agent by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


 66  Janus Equity Funds prospectus

               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. Most Funds will disclose their top ten portfolio holdings. However, Janus Orion Fund, Janus Global Technology Fund, and Janus Global Life Science Fund will disclose only their top five portfolio holdings. The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS


               You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.


               A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

                                                        Shareholder's manual  67

               TAXPAYER IDENTIFICATION NUMBER


               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.


               INVOLUNTARY REDEMPTIONS


               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.


               ONLINE AND TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they

 68  Janus Equity Funds prospectus
               are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by

                                                        Shareholder's manual  69
               the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.


               STATEMENTS, REPORTS AND PROSPECTUSES


               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction

 70  Janus Equity Funds prospectus
               confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds distribute dividend information annually. The Funds reserve the right to charge a fee for additional account statement requests.


               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.


               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please visit janus.com or call a Janus Representative. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.


                                                        Shareholder's manual  71

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolio of Janus Risk-Managed Stock Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Janus Mid Cap Value Fund. Janus Capital is responsible for other business affairs of all the Funds.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.


 72  Janus Equity Funds prospectus

               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to Janus Mid Cap Value Fund's predecessor until the reorganization of Berger Mid Cap Value Fund into the Fund.


MANAGEMENT EXPENSES


               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund except Janus Mid Cap Value Fund, paid Janus Capital a management fee of 0.65% of its average daily net assets for the period it was in operation. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, Janus Mid Cap Value Fund paid Janus Capital and Perkins total management fees of 0.65% for the fiscal period April 21, 2003 through October 31, 2003. For the period October 1, 2002 through April 21, 2003, Janus Mid Cap Value Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.75% of its average daily net assets.



               Janus Capital pays INTECH a subadvisory fee from its management fee for managing Janus Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee, which is calculated daily and paid monthly.


               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.


SUBADVISERS



               Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, an offshore investment fund, and other institutional accounts and other


                                                     Management of the Funds  73
               registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH.



               Perkins, Wolf, McDonnell and Company, LLC ("Perkins") has served as subadviser to Janus Mid Cap Value Fund since its inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of Janus Mid Cap Value Fund, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


 74  Janus Equity Funds prospectus

INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, for which he has served as Co-Manager or Manager since September 1999. Mr. Chang served as Executive Vice President and Co-Manager of Janus Overseas Fund from April 1998 through December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.


JONATHAN D. COLEMAN
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  75

DAVID J. CORKINS
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Mercury Fund, which he has managed since February 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.


DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Special Equity Fund (formerly Janus Strategic Value Fund), which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. Mr. Decker served as Portfolio Manager of Janus Special Situations
                   Fund from its inception until it merged into Janus
                   Strategic Value Fund in February 2003. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial
                   Analysis designation.



C. MIKE LU
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

 76  Janus Equity Funds prospectus

BRENT A. LYNN

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Overseas Fund, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.


THOMAS R. MALLEY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms.
                   Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  77

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio
                   Manager of Janus Equity Income Fund from June 1996 through December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered
                   Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr.
                   Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

MINYOUNG SOHN
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.


 78  Janus Equity Funds prospectus

JASON P. YEE
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Global Opportunities Fund, which he has managed since inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.


CLAIRE YOUNG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms.
                   Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical
                   Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.


JANUS ASSISTANT PORTFOLIO MANAGERS



ANDREW ACKER

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Global Life Sciences Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College, where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration from Harvard Business School. Mr. Acker has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  79

MATTHEW ANKRUM

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Special Equity Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN DEMAIN

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager for Janus Olympus Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Demain holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS A. KIRKPATRICK

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.




 80  Janus Equity Funds prospectus

GARTH YETTICK

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Overseas Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree in Computer Science and Mathematics from Harvard College. He has earned the right to use the Chartered Financial Analyst designation.


INTECH PORTFOLIO MANAGERS

               No one person on the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

                                                     Management of the Funds  81

PERKINS PORTFOLIO MANAGERS



JEFF KAUTZ

--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.



ROBERT H. PERKINS

--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.



THOMAS M. PERKINS

--------------------------------------------------------------------------------

                   is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

 82  Janus Equity Funds prospectus

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH



               The following chart shows the historical performance of the INTECH Large Cap Core Aggressive Composite and the INTECH Large Cap Core Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Risk-Managed Stock Fund. The S&P 500 Index is the benchmark for the Fund and the Composites. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500 as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core Aggressive version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index. The INTECH High Alpha Core Composite and the Fund have more aggressive investment parameters than the INTECH Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



               [TO BE UPDATED BY AMENDMENT]



               As of December 31, 2003, the INTECH Large Cap Core Aggressive
               Composite consisted of      advisory accounts, including mutual
               fund portfolios. As of this date, the total assets of the INTECH
               Large Cap Core Aggressive Composite were $     . The Janus mutual
               funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Aggressive Composite. As of December 31, 2003, the INTECH Large Cap Core Composite consisted of advisory accounts. As of this date, the total assets of the
               INTECH Large Cap Core Composite were $     . All accounts that
               have investment objectives, policies and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication


                                                     Management of the Funds  83
               of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



               The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Risk-Managed Stock Fund's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. The accounts in the Composites were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. The fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Risk-Managed Stock Fund. If these fees and expenses were included, returns would be lower. [TO BE UPDATED BY AMENDMENT]



               Average annual total returns for periods ended 12/31/03



                                                                                  Since      Inception
                                               1 Year    5 Years    10 Years    Inception     Date(1)
  INTECH Large Cap Core Aggressive Composite        %                                 %      07/31/2001
  S&P 500 Index(2)                                  %                                 %      07/31/2001
  INTECH Large Cap Core Composite                   %         %           %           %      06/30/1987
  S&P 500 Index(2)                                  %         %           %           %      06/30/1987



(1) Total returns and expenses are not annualized for the first year of operations.


(2) The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 84  Janus Equity Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------


               CLASSES OF SHARES



               Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund which are available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to the Fund's Institutional Shares prospectus. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Institutional Shares, please call 1-800-525-3713.



               CLOSED FUND POLICIES



               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that the following types of investors would be able to open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries would be able to open new Fund accounts directly with Janus; (2) new participants in employer-sponsored retirement plans that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an


                                                           Other information  85
               investment option; and (3) for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.


 86 Janus Equity Funds prospectus

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or


                                                           Other information  87
               individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 88 Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.


               DISTRIBUTION SCHEDULE

                                              Dividends            Capital Gains
                Janus Balanced Fund and       Normally declared    Normally declared
                Janus Growth and Income Fund  and distributed in   and distributed in
                                              March, June,         December
                                              September and
                                              December
                ----------------------------------------------------------------------
                All other Equity Funds        Normally declared    Normally declared
                                              and distributed in   and distributed in
                                              December             December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


                                                     Distributions and taxes  89

               "BUYING A DIVIDEND"


               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


DISTRIBUTION OPTIONS


               When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:


               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

 90 Janus Equity Funds prospectus

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election

                                                     Distributions and taxes  91
               permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 92 Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



               The information for Janus Mid Cap Value Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, Janus Mid Cap Value Fund changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Mid Cap Value Fund is incorporated by reference into the SAI, which is available upon request. [TO BE UPDATED BY AMENDMENT]


                                                        Financial highlights  93

JANUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                 2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD      $              $22.11        $44.00       $42.78       $27.97
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                        --            --           --           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                           (3.72)       (17.50)         6.44        15.63
  4.  Total from investment operations                         (3.72)       (17.50)         6.44        15.63
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                       --            --           --           --
  6.  Distributions (from capital gains)                           --        (4.39)       (5.22)       (0.82)
  7.  Total distributions                                          --        (4.39)       (5.22)       (0.82)
  8.  NET ASSET VALUE, END OF PERIOD            $              $18.39        $22.11       $44.00       $42.78
  9.  Total return                                    %      (16.82)%      (43.42)%       15.60%       56.75%
 10.  Net assets, end of period (in millions)   $             $16,320       $23,513      $46,467      $35,834
 11.  Average net assets for the period (in
      millions)                                 $             $21,651       $34,254      $45,103      $28,993
 12.  Ratio of gross expenses to average net
      assets                                          %         0.85%         0.84%        0.85%        0.85%
 13.  Ratio of net expenses to average net
      assets                                          %         0.84%         0.83%        0.84%        0.84%
 14.  Ratio of net investment income/(loss) to
      average net assets                              %       (0.24)%       (0.16)%      (0.19)%      (0.14)%
 15.  Portfolio turnover rate                         %           27%           51%          65%          63%
-------------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 94 Janus Equity Funds prospectus

JANUS ENTERPRISE FUND
------------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD    $               $29.67        $68.41       $58.64       $32.33
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income (loss)                                --            --           --           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                          (6.74)       (38.74)        13.10        30.61
  4.  Total from investment operations                        (6.74)       (38.74)        13.10        30.61
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                      --            --           --           --
  6.  Distributions (from capital gains)                          --            --       (3.33)       (4.30)
  7.  Total distributions                                         --            --       (3.33)       (4.30)
  8.  NET ASSET VALUE, END OF PERIOD          $               $22.93        $29.67       $68.41       $58.64
  9.  Total return                                   %      (22.72)%      (56.63)%       22.29%      104.09%
 10.  Net assets, end of period (in
      millions)                               $               $1,854        $3,072       $8,085       $2,330
 11.  Average net assets for the period (in
      millions)                               $               $2,518        $4,858       $7,266       $1,127
 12.  Ratio of gross expenses to average net
      assets                                         %         0.93%         0.92%        0.90%        0.98%
 13.  Ratio of net expenses to average net
      assets                                         %         0.90%         0.90%        0.88%        0.95%
 14.  Ratio of net investment income/(loss)
      to average net assets                          %       (0.43)%       (0.55)%      (0.65)%      (0.67)%
 15.  Portfolio turnover rate                        %           64%           85%          80%          98%
------------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  95

JANUS MERCURY FUND
------------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD    $               $19.14        $40.59       $35.65       $20.77
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/loss                                  --          0.04         0.03           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                          (4.18)       (17.05)         8.18        16.89
  4.  Total from investment operations                        (4.18)       (17.01)         8.21        16.89
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                  (0.04)        (0.03)           --           --
  6.  Distributions (from capital gains)                          --        (4.41)       (3.27)       (2.01)
  7.  Total distributions                                     (0.04)        (4.44)       (3.27)       (2.01)
  8.  NET ASSET VALUE, END OF PERIOD          $               $14.92        $19.14       $40.59       $35.65
  9.  Total return                                   %      (21.88)%      (46.21)%       22.99%       86.02%
 10.  Net assets, end of period (in
      millions)                               $               $5,034        $7,910      $16,348       $9,060
 11.  Average net assets for the period (in
      millions)                               $               $6,784       $11,243      $15,904       $5,258
 12.  Ratio of gross expenses to average net
      assets                                         %         0.94%         0.89%        0.89%        0.93%
 13.  Ratio of net expenses to average net
      assets                                         %         0.92%         0.88%        0.88%        0.91%
 14.  Ratio of net investment income/(loss)
      to average net assets                          %       (0.07)%         0.16%        0.08%      (0.39)%
 15.  Portfolio turnover rate                        %           97%           83%          71%          89%
------------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 96 Janus Equity Funds prospectus

JANUS OLYMPUS FUND
----------------------------------------------------------------------------------------------------------------
                                                                      Years ended October 31st
                                                      2003          2002          2001         2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD          $               $24.59        $50.50      $40.87      $21.70
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                             --          0.13        0.21        0.02
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                      (3.88)       (25.42)       11.21       19.15
  4.  Total from investment operations                              (3.88)       (25.29)       11.42       19.17
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                        (0.11)        (0.23)      (0.01)          --
  6.  Distributions (from capital gains)                                --        (0.39)      (1.78)          --
  7.  Total distributions                                           (0.11)        (0.62)      (1.79)          --
  8.  NET ASSET VALUE, END OF PERIOD                $               $20.60        $24.59      $50.50      $40.87
  9.  Total return                                         %      (15.89)%      (50.61)%      28.05%      88.34%
 10.  Net assets, end of period (in millions)       $               $2,136        $3,074      $7,696      $3,887
 11.  Average net assets for the period (in
      millions)                                     $               $2,883        $4,767      $7,594      $2,269
 12.  Ratio of gross expenses to average net
      assets                                               %         0.94%         0.91%       0.91%       0.95%
 13.  Ratio of net expenses to average net assets          %         0.91%         0.89%       0.90%       0.93%
 14.  Ratio of net investment income/(loss) to
      average net assets                                   %       (0.13)%         0.34%       0.51%       0.06%
 15.  Portfolio turnover rate                              %           90%          118%         96%         91%
----------------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  97

JANUS ORION FUND
----------------------------------------------------------------------------------------------------
                                                      Years or Period ended October 31st
                                             2003           2002             2001           2000(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $                 $5.21            $8.81           $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                                     --               --             0.02
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                           (0.88)           (3.58)           (1.21)
  4.  Total from investment operations                      (0.88)           (3.58)           (1.19)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                                   --           (0.02)               --
  6.  Distributions (from capital
      gains)                                                    --               --               --
  7.  Total distributions                                       --           (0.02)               --
  8.  NET ASSET VALUE, END OF PERIOD       $                 $4.33            $5.21            $8.81
  9.  Total return*                               %       (16.70)%         (40.69)%         (11.90)%
 10.  Net assets, end of period (in
      millions)                            $                  $422             $602           $1,128
 11.  Average net assets for the period
      (in millions)                        $                  $563             $762           $1,087
 12.  Ratio of gross expenses to
      average net assets**                        %          1.09%            1.06%            1.14%
 13.  Ratio of net expenses to average
      net assets**                                %          1.04%            1.03%            1.12%
 14.  Ratio of net investment
      income/(loss) to average net
      assets**                                    %        (0.30)%          (0.06)%            0.82%
 15.  Portfolio turnover rate**                   %           161%             206%              35%
----------------------------------------------------------------------------------------------------


(1) Fiscal period from June 30, 2000 (inception) to October 31, 2000.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 98 Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND
-----------------------------------------------------------------------------------------------------------
                                                           Years or period ended October 31st
                                               2003          2002          2001         2000       1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD   $               $16.96        $22.41      $11.97        $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      --            --        0.02            --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (4.14)        (5.43)       10.42          1.97
  4.  Total from investment operations                       (4.14)        (5.43)       10.44          1.97
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                                    --        (0.02)          --            --
  6.  Distributions (from capital gains)                         --            --          --            --
  7.  Total distributions                                        --        (0.02)          --            --
  8.  NET ASSET VALUE, END OF PERIOD         $               $12.82        $16.96      $22.41        $11.97
  9.  Total return**                                %      (24.35)%      (24.26)%      87.22%        19.70%
 10.  Net assets, end of period (in
      millions)                              $               $1,390        $2,415      $4,267          $344
 11.  Average net assets for the period (in
      millions)                              $               $1,928        $2,958      $2,987          $228
 12.  Ratio of gross expenses to average
      net assets***                                 %         0.89%         0.93%       0.97%         1.21%
 13.  Ratio of net expenses to average net
      assets***                                     %         0.88%         0.91%       0.94%         1.19%
 14.  Ratio of net investment income/(loss)
      to average net assets***                      %       (0.42)%       (0.32)%       0.14%       (0.41)%
 15.  Portfolio turnover rate***                    %           73%           84%        147%          235%
-----------------------------------------------------------------------------------------------------------


 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

                                                        Financial highlights  99

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------------
                                                 Years or period ended October 31st
                                          2003       2002       2001       2000     1999(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                            $            $10.83     $27.44    $20.95     $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                          (0.01)       0.36    (0.02)         --
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                    (3.41)    (16.64)      6.71      10.95
  4.  Total from investment operations               (3.42)    (16.28)      6.69      10.95
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                            --     (0.16)    (0.02)         --
  6.  Distributions (from capital
      gains)                                             --         --    (0.18)         --
  7.  Tax return of capital                              --     (0.17)        --         --
  8.  Total distributions                                --     (0.33)    (0.20)         --
  9.  NET ASSET VALUE, END OF PERIOD    $             $7.41     $10.83    $27.44     $20.95
 10.  Total return**                           %   (31.67)%   (59.95)%    31.99%    109.40%
 11.  Net assets, end of period (in
      millions)                         $            $1,250     $2,276    $7,564     $3,335
 12.  Average net assets for the
      period (in millions)              $            $1,907     $4,010    $8,884     $1,266
 13.  Ratio of gross expenses to
      average net assets***                    %      0.96%      0.92%     0.91%      1.04%
 14.  Ratio of net expenses to average
      net assets***                            %      0.94%      0.90%     0.90%      1.02%
 15.  Ratio of net investment
      income/(loss) to average net
      assets***                                %    (0.14)%      0.55%     0.17%    (0.11)%
 16.  Portfolio turnover rate***               %        66%        60%       47%        31%
--------------------------------------------------------------------------------------------


 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

 100 Janus Equity Funds prospectus

JANUS GLOBAL OPPORTUNITIES FUND+
------------------------------------------------------------------------------------------------
                                                          Year or Period ended October 31st
                                                        2003           2002           2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $                 $9.68          $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                       0.03            0.02
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                         (1.04)          (0.34)
  4.  Total from investment operations                                 (1.01)          (0.32)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                           (0.02)              --
  6.  Distributions (from capital gains)                               (0.01)              --
  7.  Total distributions                                              (0.03)              --
  8.  NET ASSET VALUE, END OF PERIOD                  $                 $8.64           $9.68
  9.  Total return*                                          %       (10.59)%         (3.10)%
 10.  Net assets, end of period (in millions)         $                  $149             $63
 11.  Average net assets for the period (in
      millions)                                       $                  $155             $55
 12.  Ratio of gross expenses to average net
      assets**                                               %          1.19%           1.52%
 13.  Ratio of net expenses to average net
      assets**                                               %          1.16%           1.50%
 14.  Ratio of net investment income/(loss) to
      average net assets**                                   %          0.40%           0.64%
 15.  Portfolio turnover rate**                              %            84%              0%
------------------------------------------------------------------------------------------------



 +  Formerly named Janus Global Value Fund.

(1) Fiscal period from June 29, 2001 (inception) to October 31, 2001.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                       Financial highlights  101

JANUS OVERSEAS FUND
----------------------------------------------------------------------------------------------
                                                         Years ended October 31st
                                              2003       2002       2001      2000      1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD  $            $18.44     $33.44    $25.35    $17.95
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.15       0.28      0.01        --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                     (3.05)    (11.42)      8.22      7.49
  4.  Total from investment operations                   (2.90)    (11.14)      8.23      7.49
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                            (0.10)     (0.20)        --    (0.09)
  6.  Distributions (from capital gains)                     --     (3.66)    (0.14)        --
  7.  Total distributions                                (0.10)     (3.86)    (0.14)    (0.09)
  8.  NET ASSET VALUE, END OF PERIOD        $            $15.44     $18.44    $33.44    $25.35
  9.  Total return                                 %   (15.78)%   (37.09)%    32.59%    41.77%
 10.  Net assets, end of period (in
      millions)                             $            $3,243     $4,989    $9,380    $5,640
 11.  Average net assets for the period
      (in millions)                         $            $4,446     $6,946    $9,863    $4,578
 12.  Ratio of gross expenses to average
      net assets                                   %      0.91%      0.87%     0.89%     0.92%
 13.  Ratio of net expenses to average net
      assets                                       %      0.89%      0.85%     0.88%     0.91%
 14.  Ratio of net investment
      income/(loss) to average net assets          %      0.69%      0.77%     0.22%   (0.03)%
 15.  Portfolio turnover rate                      %        63%        65%       62%       92%
----------------------------------------------------------------------------------------------



* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.


 102 Janus Equity Funds prospectus

JANUS WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                               2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD   $               $40.17        $70.74       $58.87       $41.52
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                    0.27          0.39         0.03         0.02
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (7.56)       (24.04)        13.15        17.51
  4.  Total from investment operations                       (7.29)       (23.65)        13.18        17.53
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                                (0.01)        (0.41)       (0.03)       (0.18)
  6.  Distributions (from capital gains)                         --        (6.51)       (1.28)           --
  7.  Total distributions                                    (0.01)        (6.92)       (1.31)       (0.18)
  8.  NET ASSET VALUE, END OF PERIOD         $               $32.87        $40.17       $70.74       $58.87
  9.  Total return                                  %      (18.15)%      (36.56)%       22.41%       42.33%
 10.  Net assets, end of period (in
      millions)                              $              $13,465       $20,331      $37,775      $24,091
 11.  Average net assets for the period (in
      millions)                              $              $18,185       $27,993      $38,727      $18,893
 12.  Ratio of gross expenses to average
      net assets                                    %         0.87%         0.87%        0.88%        0.89%
 13.  Ratio of net expenses to average net
      assets                                        %         0.86%         0.85%        0.86%        0.88%
 14.  Ratio of net investment income/(loss)
      to average net assets                         %         0.62%         0.53%        0.13%        0.07%
 15.  Portfolio turnover rate                       %           73%           78%          58%          68%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                       Financial highlights  103

JANUS BALANCED FUND
-----------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31st
                                                   2003         2002         2001         2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $             $19.27       $22.83      $21.79      $17.22
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                       0.47         0.56        0.61        0.42
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                  (1.20)       (2.48)        1.33        4.69
  4.  Total from investment operations                          (0.73)       (1.92)        1.94        5.11
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                    (0.46)       (0.61)      (0.58)      (0.43)
  6.  Distributions (from capital gains)                            --       (1.03)      (0.32)      (0.11)
  7.  Total distributions                                       (0.46)       (1.64)      (0.90)      (0.54)
  8.  NET ASSET VALUE, END OF PERIOD              $             $18.08       $19.27      $22.83      $21.79
  9.  Total return                                      %      (3.85)%      (8.83)%       8.93%      29.89%
 10.  Net assets, end of period (in millions)     $             $3,936       $4,410      $4,773      $2,930
 11.  Average net assets for the period (in
      millions)                                   $             $4,278       $4,663      $4,072      $1,954
 12.  Ratio of gross expenses to average net
      assets                                            %        0.86%        0.85%       0.87%       0.92%
 13.  Ratio of net expenses to average net
      assets                                            %        0.84%        0.83%       0.85%       0.91%
 14.  Ratio of net investment income/(loss) to
      average net assets                                %        2.44%        2.79%       2.92%       2.37%
 15.  Portfolio turnover rate                           %          88%         117%         87%         64%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 104 Janus Equity Funds prospectus

JANUS CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                 2003          2002          2001         2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $               $16.78        $24.25      $22.57      $15.59
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      0.11          0.17        0.15        0.14
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                           (1.81)        (4.98)        2.25        7.17
  4.  Total from investment operations                         (1.70)        (4.81)        2.40        7.31
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                   (0.09)        (0.13)      (0.14)      (0.15)
  6.  Distributions (from capital gains)                           --        (2.53)      (0.58)      (0.18)
  7.  Total distributions                                      (0.09)        (2.66)      (0.72)      (0.33)
  8.  NET ASSET VALUE, END OF PERIOD           $               $14.99        $16.78      $24.25      $22.57
  9.  Total return                                    %      (10.26)%      (21.70)%      10.65%      47.22%
 10.  Net assets, end of period (in millions)  $                 $707          $733      $1,027        $781
 11.  Average net assets for the period (in
      millions)                                $                 $802          $876      $1,019        $571
 12.  Ratio of gross expenses to average net
      assets                                          %         0.92%         0.95%       0.95%       1.02%
 13.  Ratio of net expenses to average net
      assets                                          %         0.89%         0.93%       0.93%       1.01%
 14.  Ratio of net investment income/(loss)
      to average net assets                           %         0.66%         0.85%       0.65%       0.81%
 15.  Portfolio turnover rate                         %           98%          115%        116%         81%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                       Financial highlights  105

JANUS GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                 2003          2002          2001         2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $               $27.99        $40.88      $36.84      $26.45
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      0.20          0.32        0.18        0.26
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                           (4.28)       (11.24)        5.84       12.27
  4.  Total from investment operations                         (4.08)       (10.92)        6.02       12.53
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                   (0.21)        (0.35)      (0.14)      (0.27)
  6.  Distributions (from capital gains)                           --        (1.62)      (1.84)      (1.87)
  7.  Total distributions                                      (0.21)        (1.97)      (1.98)      (2.14)
  8.  NET ASSET VALUE, END OF PERIOD           $               $23.70        $27.99      $40.88      $36.84
  9.  Total return                                    %      (14.62)%      (27.66)%      16.44%      49.59%
 10.  Net assets, end of period (in millions)  $               $5,328        $6,575      $9,306      $5,837
 11.  Average net assets for the period (in
      millions)                                $               $6,480        $7,758      $8,594      $4,375
 12.  Ratio of gross expenses to average net
      assets                                          %         0.90%         0.87%       0.89%       0.92%
 13.  Ratio of net expenses to average net
      assets                                          %         0.88%         0.86%       0.88%       0.90%
 14.  Ratio of net investment income/(loss)
      to average net assets                           %         0.73%         0.96%       0.49%       0.37%
 15.  Portfolio turnover rate                         %           49%           59%         41%         43%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 106 Janus Equity Funds prospectus

JANUS SPECIAL EQUITY FUND
----------------------------------------------------------------------------------------------------
                                                       Years or Period ended October 31st
                                              2003           2002             2001           2000(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $                 $8.42           $11.29         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      --             0.03           0.01
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                            (1.45)           (2.65)           1.28
  4.  Total from investment operations                       (1.45)           (2.62)           1.29
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                                (0.02)           (0.02)             --
  6.  Distributions (from capital gains)                         --           (0.23)             --
  7.  Total distributions                                    (0.02)           (0.25)             --
  8.  NET ASSET VALUE, END OF PERIOD        $                 $6.95            $8.42         $11.29
  9.  Total return**                               %       (17.23)%         (23.61)%         12.90%
 10.  Net assets, end of period (in
      millions)                             $                $1,287           $1,955         $3,127
 11.  Average net assets for the period
      (in millions)                         $                $1,808           $2,666         $2,841
 12.  Ratio of gross expenses to average
      net assets***                                %          1.01%            0.92%          1.02%
 13.  Ratio of net expenses to average
      net assets***                                %          0.98%            0.91%          0.99%
 14.  Ratio of net investment
      income/(loss) to average net
      assets***                                    %          0.03%            0.29%          0.14%
 15.  Portfolio turnover rate***                   %            60%              77%            72%
----------------------------------------------------------------------------------------------------



 (1) Fiscal period from February 29, 2000 (inception) to October 31, 2000.

  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

                                                       Financial highlights  107

JANUS RISK-MANAGED STOCK FUND
--------------------------------------------------------------------------------
                                                                    Period ended
                                                                    October 31st
                                                                      2003(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                            $
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)
  3.  Net gains or (losses) on securities (both realized and unrealized)
  4.  Total from investment operations
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)
  6.  Distributions (from capital gains)
  7.  Total distributions
  8.  NET ASSET VALUE, END OF PERIOD                                  $
  9.  Total return*                                                          %
 10.  Net assets, end of period (in millions)                         $
 11.  Average net assets for the period (in millions)                 $
 12.  Ratio of gross expenses to average net assets**                        %
 13.  Ratio of net expenses to average net assets**                          %
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                               %
 15.  Portfolio turnover rate**                                              %
--------------------------------------------------------------------------------



 (1) Fiscal period from February 28, 2003 (inception) to October 31, 2003.


  *  Total return is not annualized for periods of less than one full year.


 **  Annualized for periods of less than one full year.


 108 Janus Equity Funds prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                    Year ended
                                   October 31st                   Years ended September 30
                                       2003            2002          2001          2000          1999
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                      $                 $14.30        $14.43        $12.17         $9.33
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                              0.02          0.06          0.08          0.07
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                                  (0.23)          1.27          3.46          2.83
  4.  Total from investment
      operations                                       (0.21)          1.33          3.54          2.90
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                               (0.03)        (0.10)        (0.04)        (0.06)
  6.  Distributions (from capital
      gains)                                           (0.35)        (1.36)        (1.24)            --
  7.  Total distributions                              (0.38)        (1.46)        (1.28)        (0.06)
  8.  NET ASSET VALUE, END OF
      PERIOD                         $                 $13.71        $14.30        $14.43        $12.17
  9.  Total return*                         %         (1.96)%         9.70%        31.11%        31.12%
 10.  Net assets, end of period
      (in thousands)                 $               $782,101      $148,505       $33,013       $22,918
 11.  Ratio of net expenses to
      average net assets(1)**               %           1.17%         1.22%         1.59%         1.62%
 12.  Ratio of net investment
      income/(loss) to average
      net assets**                          %           0.28%         0.78%         0.72%         0.54%
 13.  Portfolio turnover rate***            %             65%          116%          129%          154%
-------------------------------------------------------------------------------------------------------



 (1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.


  *  Total return is not annualized for periods of less than one full year.


 **  Annualized for periods of less than one full year.


***  Not annualized.


                                                       Financial highlights  109

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

 110 Janus Equity Funds prospectus
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the

                                               Glossary of investment terms  111
               securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 112 Janus Equity Funds prospectus

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts

                                               Glossary of investment terms  113
               and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for

 114 Janus Equity Funds prospectus
               cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                               Glossary of investment terms  115

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion on the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                      February   , 2004


                                      GROWTH
                                       Janus Fund
                                       Janus Enterprise Fund
                                       Janus Mercury Fund
                                       Janus Olympus Fund
                                       Janus Orion Fund

                                      INTERNATIONAL/GLOBAL
                                       Janus Global Life Sciences Fund
                                       Janus Global Technology Fund

                                       Janus Global Opportunities Fund


                                        (Formerly Janus Global Value Fund)


                                       Janus Overseas Fund

                                       Janus Worldwide Fund

                                      CORE
                                       Janus Balanced Fund
                                       Janus Core Equity Fund
                                       Janus Growth and Income Fund
                                       Janus Special Equity Fund

                                      RISK-MANAGED
                                       Janus Risk-Managed Stock Fund


                                      VALUE


                                       Janus Mid Cap Value Fund --
                                       Investor Shares


                               JANUS EQUITY FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Equity Funds.................................    2
                   Fees and expenses............................   27

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal
                   investment strategies........................   30
                   General portfolio policies...................   41
                   Risks........................................   45

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares.......................   52
                   Purchases....................................   53
                   Exchanges....................................   53
                   Redemptions..................................   54
                   Tax-deferred accounts........................   56
                   Excessive trading............................   56
                   Shareholder account policies.................   58

                MANAGEMENT OF THE FUNDS
                   Investment adviser...........................   60
                   Management expenses..........................   61
                   Subadvisers..................................   61
                   Investment personnel.........................   63
                   Performance of comparable accounts managed by
                   INTECH.......................................   71

                OTHER INFORMATION...............................   73

                DISTRIBUTIONS AND TAXES
                   Distributions................................   77
                   Taxes........................................   78

                FINANCIAL HIGHLIGHTS............................   80

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...................   97
                   Futures, options and other derivatives.......  100
                   Other investments, strategies and/or
                   techniques...................................  101


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS


               The Funds are designed for long-term investors who primarily seek growth of capital or capital appreciation and who can tolerate the greater risks associated with common stock investments. Although Janus Balanced Fund and Janus Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.


1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?
--------------------------------------------------------------------------------
               GROWTH

               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS
                 FUND AND JANUS ORION FUND seek long-term growth of capital.


               INTERNATIONAL/GLOBAL



               - JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY
                 FUND, JANUS GLOBAL OPPORTUNITIES FUND AND JANUS OVERSEAS FUND seek long-term growth of capital.


               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               CORE

               - JANUS BALANCED FUND seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.

               - JANUS CORE EQUITY FUND AND JANUS SPECIAL EQUITY FUND seek long-term growth of capital.

               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.


               RISK-MANAGED


               - JANUS RISK-MANAGED STOCK FUND seeks long-term growth of
                 capital.

 2  Janus Equity Funds prospectus

               VALUE



               - JANUS MID CAP VALUE FUND seeks capital appreciation.



               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Certain of these Funds have a policy of investing at least 80% of net assets in the type of securities suggested by a Fund's name. For the Funds with such a policy, a Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.


               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Janus Special Equity Fund, Janus Risk-Managed Stock Fund, Janus Core Equity Fund and Janus Mid Cap Value Fund).



               The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.





               JANUS RISK-MANAGED STOCK FUND (SUBADVISED BY INTECH) pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to


                                                          Risk/return summary  3
               vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its goal by identifying stocks with higher average volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH evaluates the relationship between the movements of different stocks to create the potential for returns in excess of its benchmark index. The goal is to achieve long-term growth of capital, while controlling risks. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               JANUS MID CAP VALUE FUND (SUBADVISED BY PERKINS) focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Janus Mid Cap Value Fund's portfolio managers generally look for companies with:



               - A low price relative to their assets, earnings, cash flow or business franchise



               - Products and services that give them a competitive advantage



               - Quality balance sheets and strong management.


GROWTH


               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies. As of October 31, 2003, the Fund's weighted average
               market capitalization was $          . [TO BE UPDATED BY
               AMENDMENT]


 4  Janus Equity Funds prospectus

               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


               JANUS ORION FUND invests primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



INTERNATIONAL/GLOBAL


               JANUS GLOBAL LIFE SCIENCES FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               JANUS GLOBAL TECHNOLOGY FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.


               JANUS GLOBAL OPPORTUNITIES FUND invests primarily in common stocks of companies of any size located throughout the world with


                                                          Risk/return summary  5
               the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even in a single country.



               JANUS OVERSEAS FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.


               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.


CORE


               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

               JANUS CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible

 6  Janus Equity Funds prospectus
               preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.

               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.


               JANUS SPECIAL EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in domestic and foreign companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



RISK-MANAGED


               JANUS RISK-MANAGED STOCK FUND invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. The primary aim of the strategy is to outperform the Fund's benchmark index.




VALUE



               JANUS MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.


                                                          Risk/return summary  7

               For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


               The biggest risk is that a Fund's returns may vary, and you could lose money. The Funds are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of Janus Global Opportunities Fund, Janus Special Equity Fund and Janus Mid Cap Value Fund, if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.



               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.



               JANUS ENTERPRISE FUND normally invests at least 50% of its equity assets in securities issued by medium-sized companies. The Fund may also invest in securities issued by small-sized companies. Medium-sized and small-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.


 8  Janus Equity Funds prospectus

               JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL OPPORTUNITIES FUND AND JANUS SPECIAL EQUITY FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.



               The INTERNATIONAL/GLOBAL FUNDS may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.


               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

                                                          Risk/return summary  9

               For JANUS RISK-MANAGED STOCK FUND, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction does not result in selecting stocks with continuing volatility and covariance as anticipated, the Fund may not outperform the benchmark index.


               JANUS MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Janus Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Janus Mid Cap Value Fund - Investor Shares. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices. [TO BE UPDATED BY AMENDMENT]


 10  Janus Equity Funds prospectus

               JANUS FUND


                 Annual returns for periods ended 12/31
                                        (1.10%) 29.43%  19.61%  22.72%  38.89%  47.13%  (14.91%) (26.10%) (27.56%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (2/5/70)
                Janus Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


                                                         Risk/return summary  11

               JANUS ENTERPRISE FUND


                 Annual returns for calendar years ended 12/31
                                        8.92%   27.25%  11.65%  10.82%  33.75%  121.90% (30.52%) (39.93%) (28.28%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (9/1/92)
                Janus Enterprise Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                Russell Midcap Growth
                  Index(2)
                  (reflects no deduction
                    for expenses or taxes)
                S&P MidCap 400 Index(3)
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.


               (3) The S&P MidCap 400 Index is an unmanaged group of 400
                   domestic stocks chosen for their market size, liquidity and industry group representation.


 12  Janus Equity Funds prospectus

               JANUS MERCURY FUND


                 Annual returns for calendar years ended 12/31
                                        15.86%  33.01%  17.67%  11.88%  58.41%  96.23%  (22.75%) (29.78%) (29.00%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (5/3/93)
                Janus Mercury Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction
                    for expenses or taxes)
                Russell 1000 Growth
                  Index(3)
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


               (3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


                                                         Risk/return summary  13

               JANUS OLYMPUS FUND


                 Annual returns for calendar years ended 12/31
                                        21.73%  26.73%  56.97%  100.12% (21.63%) (32.05%) (28.19%)
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                        Average annual total return for periods ended 12/31/03
                                        ------------------------------------------------------
                                                                               Since Inception
                                                           1 year    5 years     (12/29/95)
                Janus Olympus Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index(3)
                  (reflects no deduction for expenses or
                    taxes)
                                                          ------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


               (3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


 14  Janus Equity Funds prospectus

               JANUS ORION FUND


                 Annual returns for calendar years ended 12/31
                                                            (14.69%) (29.77%)
                                                             2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                   Average annual total return for periods ended 12/31/03
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (6/30/00)
                Janus Orion Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index(3)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


               (3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


                                                         Risk/return summary  15

               JANUS GLOBAL LIFE SCIENCES FUND


                 Annual returns for calendar years ended 12/31
                                                 61.00%  33.34%  (18.09%) (30.11%)
                                                  1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                    Average annual total return for periods ended 12/31/03
                                    ------------------------------------------------------
                                                                           Since Inception
                                                      1 year    5 years      (12/31/98)
                Janus Global Life Sciences Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for fees,
                    expenses or taxes)
                                                     ----------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


 16  Janus Equity Funds prospectus

               JANUS GLOBAL TECHNOLOGY FUND


                 Annual returns for calendar years ended 12/31
                                                 211.55% (33.67%) (39.96%) (40.94%)
                                                  1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                    Average annual total return for periods ended 12/31/03
                                    ------------------------------------------------------
                                                                           Since Inception
                                                      1 year    5 years      (12/31/98)
                Janus Global Technology Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for fees,
                    expenses or taxes)
                                                     ----------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


                                                         Risk/return summary  17

               JANUS GLOBAL OPPORTUNITIES FUND(1)



                 Annual returns for calendar years ended 12/31
                                                                  (15.91%)
                                                                   2002       2003

                 Best Quarter:       Worst Quarter:



                                    Average annual total return for periods ended 12/31/03
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                 1 year       (6/29/01)
                Global Opportunities Fund(1)
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(2)
                Morgan Stanley Capital International World
                  Index(3)
                  (reflects no deduction for fees, expenses or
                    taxes)
                                                                ------------------------



               (1)Formerly named Janus Global Value Fund.


               (2)If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (3) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


 18  Janus Equity Funds prospectus

               JANUS OVERSEAS FUND



                 Annual returns for calendar years ended 12/31
                                        22.05%  28.83%  18.25%  16.03%  86.06%  (18.57%) (23.11%) (23.89%)
                                         1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (5/2/94)
                Janus Overseas Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(1)
                Morgan Stanley Capital International
                  EAFE(R) Index(2)
                  (reflects no deduction for fees,
                    expenses or taxes)
                                                       --------------------------------



                (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


                (2) The Morgan Stanley Capital International EAFE(R) Index is a
                    market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.


                                                         Risk/return summary  19

               JANUS WORLDWIDE FUND


                 Annual returns for calendar years ended 12/31
                                        3.61%   21.90%  26.40%  20.48%  25.87%  64.37%  (16.87%) (22.88%) (26.01%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (5/15/91)
                Janus Worldwide Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions(1)
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(2)
                Morgan Stanley Capital
                  International World
                  Index(3)
                  (reflects no deduction
                    for fees, expenses or
                    taxes)
                                            -------------------------------------------



               (1) The return after taxes on distributions is higher than the return before taxes because of the effect of foreign tax credits.


               (2) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (3) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


 20  Janus Equity Funds prospectus

               JANUS BALANCED FUND


                 Annual returns for calendar years ended 12/31
                                        0.02%   27.31%  15.30%  21.81%  31.20%  23.51%  (2.16%) (5.04%) (6.56%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (9/1/92)
                Janus Balanced Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction
                    for expenses or taxes)
                Lehman Brothers
                  Gov't/Credit Index(3)
                  (reflects no deduction
                    for expenses or taxes)
                Balanced Composite
                  Index(4)
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


               (3) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.


               (4)Balanced Composite Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500 Index (55%) and the Lehman Brothers
                  Government/Credit Index (45%).


                                                         Risk/return summary  21

               JANUS CORE EQUITY FUND


                 Annual returns for calendar years ended 12/31
                                        31.08%  40.05%  38.50%  (7.15%) (12.11%) (18.02%)
                                         1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (6/28/96)
                Janus Core Equity Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for expenses
                    or taxes)
                                                           --------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


 22  Janus Equity Funds prospectus

               JANUS GROWTH AND INCOME FUND


                 Annual returns for periods ended 12/31
                                        (4.87%) 36.35%  26.03%  34.66%  34.87%  51.18%  (11.41%) (14.36%) (21.51%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                       Average annual total return for periods ended 12/31/03
                                       ------------------------------------------------------
                                                                              Since Inception
                                               1 year    5 years   10 years      (5/15/91)
                Janus Growth and Income Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for
                    expenses or taxes)
                                              -----------------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


                                                         Risk/return summary  23

               JANUS SPECIAL EQUITY FUND



                 Annual returns for calendar years ended 12/31
                                                            (11.74%) (23.70%)
                                                             2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                   Average annual total return for periods ended 12/31/03
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (2/29/00)
                Janus Special Equity Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)
                S&P 500 Index(2)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.


 24  Janus Equity Funds prospectus

               JANUS MID CAP VALUE FUND - INVESTOR SHARES



                 Annual returns for periods ended 12/31
                                                 21.56%  27.34%  20.52%  (13.09%)
                                                  1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                    Average annual total return for periods ended 12/31/03
                                    ------------------------------------------------------
                                                                           Since Inception
                                                     1 year    5 years         8/12/98
                Janus Mid Cap Value
                  Fund - Investor Shares
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)
                Russell Midcap Value Index(2)
                  (reflects no deduction for
                    expenses or taxes)
                                                    -----------------------------------



               (1) If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               (2)The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.



               After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Investor Shares for the period April 22, 2003 to December 31, 2003 and for Berger Mid Cap Value
               Fund - Investor Shares for the periods prior to April 22, 2003. If Janus Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


                                                         Risk/return summary  25

               Since Janus Risk-Managed Stock Fund did not commence operations until February 28, 2003, performance information is not included for this Fund. Performance history will be available for the Fund after it has been in operation for one calendar year. The performance of this Fund will be compared to the S&P 500 Index, which is the Fund's benchmark index.


               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

 26  Janus Equity Funds prospectus

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended October 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund that you have held for three months or less you may pay a redemption fee.





               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  27

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

  Sales Charges                                                  None
  Redemption Fee on shares of Janus Global Life Sciences Fund,
   Janus Global Technology Fund, Janus Global Opportunities
   Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus
   Risk-Managed Stock Fund held for three months or less (as a
   % of amount redeemed)                                        1.00%(1)
  Exchange Fee                                                   None(2)



                ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                               Management    Other     Total Annual Fund
                                                  Fee       Expenses   Operating Expenses
  GROWTH
  Janus Fund                                     0.65%           %               %
  Janus Enterprise Fund                          0.65%           %               %
  Janus Mercury Fund                             0.65%           %               %
  Janus Olympus Fund                             0.65%           %               %
  Janus Orion Fund                               0.65%           %               %
  INTERNATIONAL/GLOBAL
  Janus Global Life Sciences Fund                0.65%           %               %
  Janus Global Technology Fund                   0.65%           %               %
  Janus Global Opportunities Fund(3)             0.65%           %               %
  Janus Overseas Fund                            0.65%           %               %
  Janus Worldwide Fund                           0.65%           %               %
  CORE
  Janus Balanced Fund                            0.65%           %               %
  Janus Core Equity Fund                         0.65%           %               %
  Janus Growth and Income Fund                   0.65%           %               %
  Janus Special Equity Fund                      0.65%           %               %
  RISK-MANAGED
  Janus Risk-Managed Stock Fund                  0.65%           %(4)            %(5)
  VALUE
  Janus Mid Cap Value Fund - Investor
    Shares(6)                                    0.65%           %               %



  (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.


  (2) An exchange of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund shares held for three months or less may be subject to the Funds' 1.00% redemption fee. Effective March 1, 2004, the redemption fee for the Funds listed will increase to 2.00% on shares purchased on or after that date.


  (3) Formerly named Janus Global Value Fund.


  (4) For initial fiscal period February 28, 2003 through October 31, 2003.


  (5) Janus Capital is voluntarily waiving the Fund's management fee. This waiver could change or be terminated at any time at the option of Janus Capital.


  (6) For the fiscal period May 1, 2003 through October 31, 2003.


 28  Janus Equity Funds prospectus

                          [TO BE UPDATED BY AMENDMENT]


  EXAMPLE:

  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  GROWTH
  Janus Fund                                           $         $         $         $
  Janus Enterprise Fund                                $         $         $         $
  Janus Mercury Fund                                   $         $         $         $
  Janus Olympus Fund                                   $         $         $         $
  Janus Orion Fund                                     $         $         $         $
  INTERNATIONAL/GLOBAL
  Janus Global Life Sciences Fund                      $         $         $         $
  Janus Global Technology Fund                         $         $         $         $
  Janus Global Opportunities Fund*                     $         $         $         $
  Janus Overseas Fund                                  $         $         $         $
  Janus Worldwide Fund                                 $         $         $         $
  CORE
  Janus Balanced Fund                                  $         $         $         $
  Janus Core Equity Fund                               $         $         $         $
  Janus Growth and Income Fund                         $         $         $         $
  Janus Special Equity Fund                            $         $         $         $
  RISK-MANAGED
  Janus Risk-Managed Stock Fund                        $         $         $         $
  VALUE
  Janus Mid Cap Value Fund - Investor Shares           $         $         $         $



  * Formerly named Janus Global Value Fund.


                                                         Risk/return summary  29

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


GROWTH


               JANUS FUND
               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND

               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2003, they ranged from
               approximately $          to $          [TO BE UPDATED BY
               AMENDMENT].


               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any

 30  Janus Equity Funds prospectus
               size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND
               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS ORION FUND

               Janus Orion Fund seeks long-term growth of capital. It pursues its objective by investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



INTERNATIONAL/GLOBAL


               JANUS GLOBAL LIFE SCIENCES FUND
               Janus Global Life Sciences Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

            Investment objectives, principal investment strategies and risks  31

               JANUS GLOBAL TECHNOLOGY FUND
               Janus Global Technology Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

               It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.


               JANUS GLOBAL OPPORTUNITIES FUND


               Janus Global Opportunities Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may at times invest in fewer than five countries or even a single country. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.





               JANUS OVERSEAS FUND


               Janus Overseas Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States.


 32  Janus Equity Funds prospectus

               The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.


               JANUS WORLDWIDE FUND
               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


CORE


               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.

               JANUS CORE EQUITY FUND
               Janus Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

            Investment objectives, principal investment strategies and risks  33

               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               JANUS SPECIAL EQUITY FUND

               Janus Special Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in domestic and foreign companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



RISK-MANAGED



               JANUS RISK-MANAGED STOCK FUND - SUBADVISED BY INTECH


               Janus Risk-Managed Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within its benchmark index.


 34  Janus Equity Funds prospectus

VALUE



               JANUS MID CAP VALUE FUND - SUBADVISED BY PERKINS


               Janus Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.


               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?



               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.



               In the case of Janus Special Equity Fund and Janus Global Opportunities Fund, the portfolio manager will emphasize investments in companies with attractive prices compared to their free cash flow. Each Fund's portfolio manager will typically seek


            Investment objectives, principal investment strategies and risks  35 attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               Janus Balanced Fund and Janus Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Growth and Income Fund and Janus Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.




2.HOW ARE COMMON STOCKS SELECTED BY INTECH FOR JANUS RISK-MANAGED STOCK FUND?



               INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical process.


               The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

               - selecting stocks primarily from stocks within the Fund's benchmark;

               - periodically determining an optimal weighting of the stocks and rebalancing to the optimal weighting; and

               - monitoring the total risk and volatility of the Fund's holdings with respect to the benchmark index.


               INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify stocks for its portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks


 36  Janus Equity Funds prospectus
               may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index.

               The Fund may use exchange traded funds, as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR JANUS MID CAP VALUE FUND?



               Janus Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.



4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. WHAT IS A "SPECIAL SITUATION"?



               Each Fund may invest in special situations or turnarounds. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's alloca-


            Investment objectives, principal investment strategies and risks  37 tion of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


6. WHAT DOES "MARKET CAPITALIZATION" MEAN?



               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund and Janus Mid Cap Value Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund and Janus Worldwide Fund) are more likely to invest in larger, more established issuers.



7. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?


               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical

 38  Janus Equity Funds prospectus
               diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.


8. HOW DOES THE PORTFOLIO MANAGER FOR JANUS MID CAP VALUE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



               A company may be undervalued when, in the opinion of the Fund's portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.



9. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?


               Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.


10. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?



               Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40 to 60% of its net assets in securities selected primarily for their income potential. Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result Janus Balanced Fund is


            Investment objectives, principal investment strategies and risks  39 expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.


11. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?



               Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Janus Balanced Fund's growth component will normally be 40 to 60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets.



12. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.


13. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either

 40  Janus Equity Funds prospectus
               increasing their dividends or commencing dividends, if none are currently paid.


14. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES


               Unless otherwise stated, in investing their portfolio assets, each of the Funds will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION
               Except as described below for Janus Risk-Managed Stock Fund, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a

            Investment objectives, principal investment strategies and risks  41

               Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.


               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



               OTHER TYPES OF INVESTMENTS

               To achieve their objectives, the Funds invest primarily in domestic and foreign equity securities. Janus Growth and Income Fund and Janus Balanced Fund also invest in securities with varying degrees of emphasis on income. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. These securities and strategies may include:


               - debt securities

               - indexed/structured securities

 42  Janus Equity Funds prospectus

               - high-yield/high-risk bonds (less than 20% of Janus Core Equity
                 Fund's, Janus Special Equity Fund's, Janus Risk-Managed Stock Fund's and Janus Mid Cap Value Fund's assets and less than 35% of each other Fund's assets)


               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

            Investment objectives, principal investment strategies and risks  43

               SPECIAL SITUATIONS

               Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

 44  Janus Equity Funds prospectus

               The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Fund's benchmark index, as determined by INTECH's mathematical process.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS


               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.


            Investment objectives, principal investment strategies and risks  45

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL OPPORTUNITIES FUND AND JANUS SPECIAL EQUITY FUND AFFECT THE FUNDS' RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a

 46  Janus Equity Funds prospectus

               Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio. Although the other Funds offered by this Prospectus do not "concentrate" in a specific group of industries, each may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Mid Cap Value Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar

            Investment objectives, principal investment strategies and risks  47 denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?



               The Funds, particularly the International/Global Funds, may invest in companies from "developing countries" or "emerging markets." Janus Orion Fund and Janus Special Equity Fund also may at times invest a significant portion of their assets in emerging markets. In many developing markets, there is less government


 48  Janus Equity Funds prospectus
               supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities.



6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.


7. HOW DO THE FUNDS TRY TO REDUCE RISK?



               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.


               Janus Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk

            Investment objectives, principal investment strategies and risks  49 controls are designed to minimize the risk of significant under performance relative to the benchmark index.


               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



8. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 50  Janus Equity Funds prospectus

                               JANUS EQUITY FUNDS

                              Shareholder's Guide

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.


               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or

 52  Janus Equity Funds prospectus
               plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including any minimum initial or subsequent investment requirements.


               Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading".



               SYSTEMATIC PURCHASE PLAN



               You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


EXCHANGES


               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for qualified plan accounts).


               - You may exchange shares of a Fund for shares of another Fund in
                 Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for each Fund.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason


                                                         Shareholder's guide  53
                 without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."



               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.



               - An exchange from Janus Global Life Sciences Fund, Janus Global
                 Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund of shares held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.



REDEMPTIONS

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.




               Shares of any Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


 54  Janus Equity Funds prospectus

               SYSTEMATIC WITHDRAWAL PLAN



               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.



REDEMPTION FEE



               Redemptions (and exchanges) of shares from Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund held for three months or less may be subject to the Funds' redemption fee. Currently, the redemption fee is 1.00% of a shareholder's redemption proceeds. Effective March 1, 2004, the redemption fee for the Funds listed above will increase to 2.00% on shares purchased on or after that date. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.



               Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.



               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.


                                                         Shareholder's guide  55

               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund;
               (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.



               In addition to the circumstances noted in the preceding paragraph, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Funds from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.


TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


EXCESSIVE TRADING



               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not


 56  Janus Equity Funds prospectus
               generate these costs. The Funds will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary or plan sponsor in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.



               The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds,


                                                         Shareholder's guide  57
               although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. Most Funds will disclose their top ten portfolio holdings. However, Janus Orion Fund, Janus Global Technology Fund, and Janus Global Life Science Fund will disclose only their top five portfolio holdings. The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.


SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES


               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.


               A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

 58  Janus Equity Funds prospectus

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Funds distribute dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Funds that you have authorized for investment through your financial intermediary or plan sponsor. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  59

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolio of Janus Risk-Managed Stock Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Janus Mid Cap Value Fund. Janus Capital is responsible for other business affairs of all the Funds.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.


 60  Janus Equity Funds prospectus

               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to Janus Mid Cap Value Fund's predecessor until the reorganization of Berger Mid Cap Value Fund into the Fund.


MANAGEMENT EXPENSES


               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund except Janus Mid Cap Value Fund, paid Janus Capital a management fee of 0.65% of its average daily net assets for the period it was in operation. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, Janus Mid Cap Value Fund paid Janus Capital and Perkins total management fees of 0.65% for the fiscal period April 21, 2003 through October 31, 2003. For the period October 1, 2002 through April 21, 2003, Janus Mid Cap Value Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.75% of its average daily net assets.



               Janus Capital pays INTECH a subadvisory fee from its management fee for managing Janus Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee, which is calculated daily and paid monthly.


               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.


SUBADVISERS



               Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, an offshore investment fund, and other institutional accounts and other


                                                     Management of the Funds  61
               registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH.



               Perkins, Wolf, McDonnell and Company, LLC ("Perkins") has served as subadviser to Janus Mid Cap Value Fund since its inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of Janus Mid Cap Value Fund, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


 62  Janus Equity Funds prospectus

INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, for which he has served as Co-Manager or Manager since September 1999. Mr. Chang served as Executive Vice President and Co-Manager of Janus Overseas Fund from April 1998 through December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.


JONATHAN D. COLEMAN
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  63

DAVID J. CORKINS
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Mercury Fund, which he has managed since February 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.


DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Special Equity Fund (formerly Janus Strategic Value Fund), which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. Mr. Decker served as Portfolio Manager of Janus Special Situations
                   Fund from its inception until it merged into Janus
                   Strategic Value Fund in February 2003. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial
                   Analysis designation.



C. MIKE LU
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

 64  Janus Equity Funds prospectus

BRENT A. LYNN

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Overseas Fund, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.


THOMAS R. MALLEY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms.
                   Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  65

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio
                   Manager of Janus Equity Income Fund from June 1996 through December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered
                   Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr.
                   Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

MINYOUNG SOHN
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.


 66  Janus Equity Funds prospectus

JASON P. YEE
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Global Opportunities Fund, which he has managed since inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.


CLAIRE YOUNG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms.
                   Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical
                   Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.


JANUS ASSISTANT PORTFOLIO MANAGERS



ANDREW ACKER

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Global Life Sciences Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College, where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration from Harvard Business School. Mr. Acker has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  67

MATTHEW ANKRUM

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Special Equity Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN DEMAIN

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager for Janus Olympus Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Demain holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS A. KIRKPATRICK

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.




 68  Janus Equity Funds prospectus

GARTH YETTICK

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Overseas Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree in Computer Science and Mathematics from Harvard College. He has earned the right to use the Chartered Financial Analyst designation.


INTECH PORTFOLIO MANAGERS

               No one person on the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

                                                     Management of the Funds  69

PERKINS PORTFOLIO MANAGERS



JEFF KAUTZ

--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.



ROBERT H. PERKINS

--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.



THOMAS M. PERKINS

--------------------------------------------------------------------------------

                   is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

 70  Janus Equity Funds prospectus

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH



               The following chart shows the historical performance of the INTECH Large Cap Core Aggressive Composite and the INTECH Large Cap Core Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Risk-Managed Stock Fund. The S&P 500 Index is the benchmark for the Fund and the Composites. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500 as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core Aggressive version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index. The INTECH High Alpha Core Composite and the Fund have more aggressive investment parameters than the INTECH Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



               [TO BE UPDATED BY AMENDMENT]



               As of December 31, 2003, the INTECH Large Cap Core Aggressive
               Composite consisted of      advisory accounts, including mutual
               fund portfolios. As of this date, the total assets of the INTECH
               Large Cap Core Aggressive Composite were $     . The Janus mutual
               funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Aggressive Composite. As of December 31, 2003, the INTECH Large Cap Core Composite consisted of advisory accounts. As of this date, the total assets of the
               INTECH Large Cap Core Composite were $     . All accounts that
               have investment objectives, policies and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication


                                                     Management of the Funds  71
               of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



               The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Risk-Managed Stock Fund's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. The accounts in the Composites were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. The fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Risk-Managed Stock Fund. If these fees and expenses were included, returns would be lower. [TO BE UPDATED BY AMENDMENT]



               Average annual total returns for periods ended 12/31/03



                                                                                  Since      Inception
                                               1 Year    5 Years    10 Years    Inception     Date(1)
  INTECH Large Cap Core Aggressive Composite        %                                 %      07/31/2001
  S&P 500 Index(2)                                  %                                 %      07/31/2001
  INTECH Large Cap Core Composite                   %         %           %           %      06/30/1987
  S&P 500 Index(2)                                  %         %           %           %      06/30/1987



(1) Total returns and expenses are not annualized for the first year of operations.


(2) The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 72  Janus Equity Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------


               CLASSES OF SHARES



               Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund which are available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to the Fund's Institutional Shares prospectus. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Institutional Shares, please call 1-800-525-3713.



               CLOSED FUND POLICIES



               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that the following types of investors would be able to open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries would be able to open new Fund accounts directly with Janus; (2) new participants in employer-sponsored retirement plans that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an


                                                           Other information  73
               investment option; and (3) for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.


 74  Janus Equity Funds prospectus

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or


                                                           Other information  75
               individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 76  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.


               DISTRIBUTION SCHEDULE

                                              Dividends            Capital Gains
                Janus Balanced Fund and       Normally declared    Normally declared
                Janus Growth and Income Fund  and distributed in   and distributed in
                                              March, June,         December
                                              September and
                                              December
                ----------------------------------------------------------------------
                All other Equity Funds        Normally declared    Normally declared
                                              and distributed in   and distributed in
                                              December             December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


                                                     Distributions and taxes  77

               "BUYING A DIVIDEND"


               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund

 78  Janus Equity Funds prospectus
               holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  79

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



               The information for Janus Mid Cap Value Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, Janus Mid Cap Value Fund changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Mid Cap Value Fund is incorporated by reference into the SAI, which is available upon request. [TO BE UPDATED BY AMENDMENT]


 80  Janus Equity Funds prospectus

JANUS FUND
---------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                   2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $              $22.11        $44.00       $42.78       $27.97
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                          --            --           --           --
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                   (3.72)       (17.50)         6.44        15.63
  4.  Total from investment operations                           (3.72)       (17.50)         6.44        15.63
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                         --            --           --           --
  6.  Distributions (from capital gains)                             --        (4.39)       (5.22)       (0.82)
  7.  Total distributions                                            --        (4.39)       (5.22)       (0.82)
  8.  NET ASSET VALUE, END OF PERIOD              $              $18.39        $22.11       $44.00       $42.78
  9.  Total return                                      %      (16.82)%      (43.42)%       15.60%       56.75%
 10.  Net assets, end of period (in millions)     $             $16,320       $23,513      $46,467      $35,834
 11.  Average net assets for the period (in
      millions)                                   $             $21,651       $34,254      $45,103      $28,993
 12.  Ratio of gross expenses to average net
      assets                                            %         0.85%         0.84%        0.85%        0.85%
 13.  Ratio of net expenses to average net
      assets                                            %         0.84%         0.83%        0.84%        0.84%
 14.  Ratio of net investment income/(loss) to
      average net assets                                %       (0.24)%       (0.16)%      (0.19)%      (0.14)%
 15.  Portfolio turnover rate                           %           27%           51%          65%          63%
---------------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  81

JANUS ENTERPRISE FUND
-----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                               2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD   $               $29.67        $68.41       $58.64       $32.33
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income (loss)                               --            --           --           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (6.74)       (38.74)        13.10        30.61
  4.  Total from investment operations                       (6.74)       (38.74)        13.10        30.61
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                                    --            --           --           --
  6.  Distributions (from capital gains)                         --            --       (3.33)       (4.30)
  7.  Total distributions                                        --            --       (3.33)       (4.30)
  8.  NET ASSET VALUE, END OF PERIOD         $               $22.93        $29.67       $68.41       $58.64
  9.  Total return                                  %      (22.72)%      (56.63)%       22.29%      104.09%
 10.  Net assets, end of period (in
      millions)                              $               $1,854        $3,072       $8,085       $2,330
 11.  Average net assets for the period (in
      millions)                              $               $2,518        $4,858       $7,266       $1,127
 12.  Ratio of gross expenses to average
      net assets                                    %         0.93%         0.92%        0.90%        0.98%
 13.  Ratio of net expenses to average net
      assets                                        %         0.90%         0.90%        0.88%        0.95%
 14.  Ratio of net investment income/(loss)
      to average net assets                         %       (0.43)%       (0.55)%      (0.65)%      (0.67)%
 15.  Portfolio turnover rate                       %           64%           85%          80%          98%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 82  Janus Equity Funds prospectus

JANUS MERCURY FUND
------------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD    $               $19.14        $40.59       $35.65       $20.77
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/loss                                  --          0.04         0.03           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                          (4.18)       (17.05)         8.18        16.89
  4.  Total from investment operations                        (4.18)       (17.01)         8.21        16.89
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                  (0.04)        (0.03)           --           --
  6.  Distributions (from capital gains)                          --        (4.41)       (3.27)       (2.01)
  7.  Total distributions                                     (0.04)        (4.44)       (3.27)       (2.01)
  8.  NET ASSET VALUE, END OF PERIOD          $               $14.92        $19.14       $40.59       $35.65
  9.  Total return                                   %      (21.88)%      (46.21)%       22.99%       86.02%
 10.  Net assets, end of period (in
      millions)                               $               $5,034        $7,910      $16,348       $9,060
 11.  Average net assets for the period (in
      millions)                               $               $6,784       $11,243      $15,904       $5,258
 12.  Ratio of gross expenses to average net
      assets                                         %         0.94%         0.89%        0.89%        0.93%
 13.  Ratio of net expenses to average net
      assets                                         %         0.92%         0.88%        0.88%        0.91%
 14.  Ratio of net investment income/(loss)
      to average net assets                          %       (0.07)%         0.16%        0.08%      (0.39)%
 15.  Portfolio turnover rate                        %           97%           83%          71%          89%
------------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  83

JANUS OLYMPUS FUND
----------------------------------------------------------------------------------------------------------------
                                                                      Years ended October 31st
                                                      2003          2002          2001         2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD          $               $24.59        $50.50      $40.87      $21.70
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                             --          0.13        0.21        0.02
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                      (3.88)       (25.42)       11.21       19.15
  4.  Total from investment operations                              (3.88)       (25.29)       11.42       19.17
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                        (0.11)        (0.23)      (0.01)          --
  6.  Distributions (from capital gains)                                --        (0.39)      (1.78)          --
  7.  Total distributions                                           (0.11)        (0.62)      (1.79)          --
  8.  NET ASSET VALUE, END OF PERIOD                $               $20.60        $24.59      $50.50      $40.87
  9.  Total return                                         %      (15.89)%      (50.61)%      28.05%      88.34%
 10.  Net assets, end of period (in millions)       $               $2,136        $3,074      $7,696      $3,887
 11.  Average net assets for the period (in
      millions)                                     $               $2,883        $4,767      $7,594      $2,269
 12.  Ratio of gross expenses to average net
      assets                                               %         0.94%         0.91%       0.91%       0.95%
 13.  Ratio of net expenses to average net assets          %         0.91%         0.89%       0.90%       0.93%
 14.  Ratio of net investment income/(loss) to
      average net assets                                   %       (0.13)%         0.34%       0.51%       0.06%
 15.  Portfolio turnover rate                              %           90%          118%         96%         91%
----------------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 84  Janus Equity Funds prospectus

JANUS ORION FUND
----------------------------------------------------------------------------------------------------
                                                     Years or Period ended October 31st
                                           2003             2002             2001           2000(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                             $                   $5.21            $8.81           $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                                     --               --             0.02
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                           (0.88)           (3.58)           (1.21)
  4.  Total from investment
      operations                                            (0.88)           (3.58)           (1.19)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                                   --           (0.02)               --
  6.  Distributions (from capital
      gains)                                                    --               --               --
  7.  Total distributions                                       --           (0.02)               --
  8.  NET ASSET VALUE, END OF PERIOD     $                   $4.33            $5.21            $8.81
  9.  Total return*                             %         (16.70)%         (40.69)%         (11.90)%
 10.  Net assets, end of period (in
      millions)                          $                    $422             $602           $1,128
 11.  Average net assets for the
      period (in millions)               $                    $563             $762           $1,087
 12.  Ratio of gross expenses to
      average net assets**                      %            1.09%            1.06%            1.14%
 13.  Ratio of net expenses to
      average net assets**                      %            1.04%            1.03%            1.12%
 14.  Ratio of net investment
      income/(loss) to average net
      assets**                                  %          (0.30)%          (0.06)%            0.82%
 15.  Portfolio turnover rate**                 %             161%             206%              35%
----------------------------------------------------------------------------------------------------


(1) Fiscal period from June 30, 2000 (inception) to October 31, 2000.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                        Financial highlights  85

JANUS GLOBAL LIFE SCIENCES FUND
----------------------------------------------------------------------------------------------------------
                                                        Years or period ended October 31st
                                           2003           2002          2001          2000        1999(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                            $                 $16.96        $22.41        $11.97        $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                                   --            --          0.02            --
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                         (4.14)        (5.43)         10.42          1.97
  4.  Total from investment
      operations                                          (4.14)        (5.43)         10.44          1.97
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                                 --        (0.02)            --            --
  6.  Distributions (from capital
      gains)                                                  --            --            --            --
  7.  Total distributions                                     --        (0.02)            --            --
  8.  NET ASSET VALUE, END OF PERIOD    $                 $12.82        $16.96        $22.41        $11.97
  9.  Total return**                             %      (24.35)%      (24.26)%        87.22%        19.70%
 10.  Net assets, end of period (in
      millions)                         $                 $1,390        $2,415        $4,267          $344
 11.  Average net assets for the
      period (in millions)              $                 $1,928        $2,958        $2,987          $228
 12.  Ratio of gross expenses to
      average net assets***                      %         0.89%         0.93%         0.97%         1.21%
 13.  Ratio of net expenses to
      average net assets***                      %         0.88%         0.91%         0.94%         1.19%
 14.  Ratio of net investment
      income/(loss) to average net
      assets***                                  %       (0.42)%       (0.32)%         0.14%       (0.41)%
 15.  Portfolio turnover rate***                 %           73%           84%          147%          235%
----------------------------------------------------------------------------------------------------------


 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

 86  Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------------
                                                 Years or period ended October 31st
                                          2003       2002       2001       2000     1999(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                            $            $10.83     $27.44    $20.95     $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                          (0.01)       0.36    (0.02)         --
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                    (3.41)    (16.64)      6.71      10.95
  4.  Total from investment operations               (3.42)    (16.28)      6.69      10.95
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                            --     (0.16)    (0.02)         --
  6.  Distributions (from capital
      gains)                                             --         --    (0.18)         --
  7.  Tax return of capital                              --     (0.17)        --         --
  8.  Total distributions                                --     (0.33)    (0.20)         --
  9.  NET ASSET VALUE, END OF PERIOD    $             $7.41     $10.83    $27.44     $20.95
 10.  Total return**                           %   (31.67)%   (59.95)%    31.99%    109.40%
 11.  Net assets, end of period (in
      millions)                         $            $1,250     $2,276    $7,564     $3,335
 12.  Average net assets for the
      period (in millions)              $            $1,907     $4,010    $8,884     $1,266
 13.  Ratio of gross expenses to
      average net assets***                    %      0.96%      0.92%     0.91%      1.04%
 14.  Ratio of net expenses to average
      net assets***                            %      0.94%      0.90%     0.90%      1.02%
 15.  Ratio of net investment
      income/(loss) to average net
      assets***                                %    (0.14)%      0.55%     0.17%    (0.11)%
 16.  Portfolio turnover rate***               %        66%        60%       47%        31%
--------------------------------------------------------------------------------------------


 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

                                                        Financial highlights  87

JANUS GLOBAL OPPORTUNITIES FUND+
------------------------------------------------------------------------------------------------
                                                          Year or Period ended October 31st
                                                        2003           2002           2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $                 $9.68          $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                       0.03            0.02
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                         (1.04)          (0.34)
  4.  Total from investment operations                                 (1.01)          (0.32)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                           (0.02)              --
  6.  Distributions (from capital gains)                               (0.01)              --
  7.  Total distributions                                              (0.03)              --
  8.  NET ASSET VALUE, END OF PERIOD                  $                 $8.64           $9.68
  9.  Total return*                                          %       (10.59)%         (3.10)%
 10.  Net assets, end of period (in millions)         $                  $149             $63
 11.  Average net assets for the period (in
      millions)                                       $                  $155             $55
 12.  Ratio of gross expenses to average net
      assets**                                               %          1.19%           1.52%
 13.  Ratio of net expenses to average net
      assets**                                               %          1.16%           1.50%
 14.  Ratio of net investment income/(loss) to
      average net assets**                                   %          0.40%           0.64%
 15.  Portfolio turnover rate**                              %            84%              0%
------------------------------------------------------------------------------------------------



 +  Formerly named Janus Global Value Fund.

(1)  Fiscal period from June 29, 2001 (inception) to October 31, 2001.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 88  Janus Equity Funds prospectus

JANUS OVERSEAS FUND
----------------------------------------------------------------------------------------------
                                                         Years ended October 31st
                                              2003       2002       2001      2000      1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD  $            $18.44     $33.44    $25.35    $17.95
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.15       0.28      0.01        --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                     (3.05)    (11.42)      8.22      7.49
  4.  Total from investment operations                   (2.90)    (11.14)      8.23      7.49
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                            (0.10)     (0.20)        --    (0.09)
  6.  Distributions (from capital gains)                     --     (3.66)    (0.14)        --
  7.  Total distributions                                (0.10)     (3.86)    (0.14)    (0.09)
  8.  NET ASSET VALUE, END OF PERIOD        $            $15.44     $18.44    $33.44    $25.35
  9.  Total return                                 %   (15.78)%   (37.09)%    32.59%    41.77%
 10.  Net assets, end of period (in
      millions)                             $            $3,243     $4,989    $9,380    $5,640
 11.  Average net assets for the period
      (in millions)                         $            $4,446     $6,946    $9,863    $4,578
 12.  Ratio of gross expenses to average
      net assets                                   %      0.91%      0.87%     0.89%     0.92%
 13.  Ratio of net expenses to average net
      assets                                       %      0.89%      0.85%     0.88%     0.91%
 14.  Ratio of net investment
      income/(loss) to average net assets          %      0.69%      0.77%     0.22%   (0.03)%
 15.  Portfolio turnover rate                      %        63%        65%       62%       92%
----------------------------------------------------------------------------------------------



* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.


                                                        Financial highlights  89

JANUS WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                               2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD   $               $40.17        $70.74       $58.87       $41.52
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                    0.27          0.39         0.03         0.02
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (7.56)       (24.04)        13.15        17.51
  4.  Total from investment operations                       (7.29)       (23.65)        13.18        17.53
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                                (0.01)        (0.41)       (0.03)       (0.18)
  6.  Distributions (from capital gains)                         --        (6.51)       (1.28)           --
  7.  Total distributions                                    (0.01)        (6.92)       (1.31)       (0.18)
  8.  NET ASSET VALUE, END OF PERIOD         $               $32.87        $40.17       $70.74       $58.87
  9.  Total return                                  %      (18.15)%      (36.56)%       22.41%       42.33%
 10.  Net assets, end of period (in
      millions)                              $              $13,465       $20,331      $37,775      $24,091
 11.  Average net assets for the period (in
      millions)                              $              $18,185       $27,993      $38,727      $18,893
 12.  Ratio of gross expenses to average
      net assets                                    %         0.87%         0.87%        0.88%        0.89%
 13.  Ratio of net expenses to average net
      assets                                        %         0.86%         0.85%        0.86%        0.88%
 14.  Ratio of net investment income/(loss)
      to average net assets                         %         0.62%         0.53%        0.13%        0.07%
 15.  Portfolio turnover rate                       %           73%           78%          58%          68%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 90  Janus Equity Funds prospectus

JANUS BALANCED FUND
-----------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31st
                                                   2003         2002         2001         2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $             $19.27       $22.83      $21.79      $17.22
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                       0.47         0.56        0.61        0.42
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                  (1.20)       (2.48)        1.33        4.69
  4.  Total from investment operations                          (0.73)       (1.92)        1.94        5.11
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                    (0.46)       (0.61)      (0.58)      (0.43)
  6.  Distributions (from capital gains)                            --       (1.03)      (0.32)      (0.11)
  7.  Total distributions                                       (0.46)       (1.64)      (0.90)      (0.54)
  8.  NET ASSET VALUE, END OF PERIOD              $             $18.08       $19.27      $22.83      $21.79
  9.  Total return                                      %      (3.85)%      (8.83)%       8.93%      29.89%
 10.  Net assets, end of period (in millions)     $             $3,936       $4,410      $4,773      $2,930
 11.  Average net assets for the period (in
      millions)                                   $             $4,278       $4,663      $4,072      $1,954
 12.  Ratio of gross expenses to average net
      assets                                            %        0.86%        0.85%       0.87%       0.92%
 13.  Ratio of net expenses to average net
      assets                                            %        0.84%        0.83%       0.85%       0.91%
 14.  Ratio of net investment income/(loss) to
      average net assets                                %        2.44%        2.79%       2.92%       2.37%
 15.  Portfolio turnover rate                           %          88%         117%         87%         64%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  91

JANUS CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                 2003          2002          2001         2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $               $16.78        $24.25      $22.57      $15.59
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      0.11          0.17        0.15        0.14
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                           (1.81)        (4.98)        2.25        7.17
  4.  Total from investment operations                         (1.70)        (4.81)        2.40        7.31
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                   (0.09)        (0.13)      (0.14)      (0.15)
  6.  Distributions (from capital gains)                           --        (2.53)      (0.58)      (0.18)
  7.  Total distributions                                      (0.09)        (2.66)      (0.72)      (0.33)
  8.  NET ASSET VALUE, END OF PERIOD           $               $14.99        $16.78      $24.25      $22.57
  9.  Total return                                    %      (10.26)%      (21.70)%      10.65%      47.22%
 10.  Net assets, end of period (in millions)  $                 $707          $733      $1,027        $781
 11.  Average net assets for the period (in
      millions)                                $                 $802          $876      $1,019        $571
 12.  Ratio of gross expenses to average net
      assets                                          %         0.92%         0.95%       0.95%       1.02%
 13.  Ratio of net expenses to average net
      assets                                          %         0.89%         0.93%       0.93%       1.01%
 14.  Ratio of net investment income/(loss)
      to average net assets                           %         0.66%         0.85%       0.65%       0.81%
 15.  Portfolio turnover rate                         %           98%          115%        116%         81%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 92  Janus Equity Funds prospectus

JANUS GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                 2003          2002          2001         2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $               $27.99        $40.88      $36.84      $26.45
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      0.20          0.32        0.18        0.26
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                           (4.28)       (11.24)        5.84       12.27
  4.  Total from investment operations                         (4.08)       (10.92)        6.02       12.53
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                   (0.21)        (0.35)      (0.14)      (0.27)
  6.  Distributions (from capital gains)                           --        (1.62)      (1.84)      (1.87)
  7.  Total distributions                                      (0.21)        (1.97)      (1.98)      (2.14)
  8.  NET ASSET VALUE, END OF PERIOD           $               $23.70        $27.99      $40.88      $36.84
  9.  Total return                                    %      (14.62)%      (27.66)%      16.44%      49.59%
 10.  Net assets, end of period (in millions)  $               $5,328        $6,575      $9,306      $5,837
 11.  Average net assets for the period (in
      millions)                                $               $6,480        $7,758      $8,594      $4,375
 12.  Ratio of gross expenses to average net
      assets                                          %         0.90%         0.87%       0.89%       0.92%
 13.  Ratio of net expenses to average net
      assets                                          %         0.88%         0.86%       0.88%       0.90%
 14.  Ratio of net investment income/(loss)
      to average net assets                           %         0.73%         0.96%       0.49%       0.37%
 15.  Portfolio turnover rate                         %           49%           59%         41%         43%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  93

JANUS SPECIAL EQUITY FUND
----------------------------------------------------------------------------------------------------
                                                       Years or Period ended October 31st
                                              2003           2002             2001           2000(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $                 $8.42           $11.29         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      --             0.03           0.01
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                            (1.45)           (2.65)           1.28
  4.  Total from investment operations                       (1.45)           (2.62)           1.29
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                                (0.02)           (0.02)             --
  6.  Distributions (from capital gains)                         --           (0.23)             --
  7.  Total distributions                                    (0.02)           (0.25)             --
  8.  NET ASSET VALUE, END OF PERIOD        $                 $6.95            $8.42         $11.29
  9.  Total return**                               %       (17.23)%         (23.61)%         12.90%
 10.  Net assets, end of period (in
      millions)                             $                $1,287           $1,955         $3,127
 11.  Average net assets for the period
      (in millions)                         $                $1,808           $2,666         $2,841
 12.  Ratio of gross expenses to average
      net assets***                                %          1.01%            0.92%          1.02%
 13.  Ratio of net expenses to average
      net assets***                                %          0.98%            0.91%          0.99%
 14.  Ratio of net investment
      income/(loss) to average net
      assets***                                    %          0.03%            0.29%          0.14%
 15.  Portfolio turnover rate***                   %            60%              77%            72%
----------------------------------------------------------------------------------------------------



 (1) Fiscal period from February 29, 2000 (inception) to October 31, 2000.

  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.



 94  Janus Equity Funds prospectus

JANUS RISK-MANAGED STOCK FUND
--------------------------------------------------------------------------------
                                                                    Period ended
                                                                    October 31st
                                                                      2003(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                            $
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)
  3.  Net gains or (losses) on securities (both realized and unrealized)
  4.  Total from investment operations
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)
  6.  Distributions (from capital gains)
  7.  Total distributions
  8.  NET ASSET VALUE, END OF PERIOD                                  $
  9.  Total return*                                                         %
 10.  Net assets, end of period (in millions)                         $
 11.  Average net assets for the period (in millions)                 $
 12.  Ratio of gross expenses to average net assets**                       %
 13.  Ratio of net expenses to average net assets**                         %
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                              %
 15.  Portfolio turnover rate**                                             %
--------------------------------------------------------------------------------



(1) Fiscal period from February 28, 2003 (inception) to October 31, 2003.


 * Total return is not annualized for periods of less than one full year.


 ** Annualized for periods of less than one full year.


                                                        Financial highlights  95

JANUS MID CAP VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                     Year ended
                                    October 31st                   Years ended September 30
                                        2003            2002          2001          2000          1999
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                       $                 $14.30        $14.43        $12.17         $9.33
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                               0.02          0.06          0.08          0.07
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                                   (0.23)          1.27          3.46          2.83
  4.  Total from investment
      operations                                        (0.21)          1.33          3.54          2.90
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                                (0.03)        (0.10)        (0.04)        (0.06)
  6.  Distributions (from capital
      gains)                                            (0.35)        (1.36)        (1.24)            --
  7.  Total distributions                               (0.38)        (1.46)        (1.28)        (0.06)
  8.  NET ASSET VALUE, END OF
      PERIOD                          $                 $13.71        $14.30        $14.43        $12.17
  9.  Total return*                          %         (1.96)%         9.70%        31.11%        31.12%
 10.  Net assets, end of period
      (in thousands)                  $               $782,101      $148,505       $33,013       $22,918
 11.  Ratio of net expenses to
      average net assets(1)**                %           1.17%         1.22%         1.59%         1.62%
 12.  Ratio of net investment
      income/(loss) to average net
      assets**                               %           0.28%         0.78%         0.72%         0.54%
 13.  Portfolio turnover rate***             %             65%          116%          129%          154%
--------------------------------------------------------------------------------------------------------



 (1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.


  *  Total return is not annualized for periods of less than one full year.


 **  Annualized for periods of less than one full year.


***  Not annualized.


 96  Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  97

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security

 98  Janus Equity Funds prospectus
               subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  99

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts

 100  Janus Equity Funds prospectus
               and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for

                                               Glossary of investment terms  101
               cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 102  Janus Equity Funds prospectus

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020

                    Investment Company Act File No. 811-1879

                                      February   , 2004


                           JANUS SMALL CAP VALUE FUND
                                INVESTOR SHARES

                            CLOSED TO NEW INVESTORS




                                   Prospectus


     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Manual to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]


                         This Prospectus describes the Janus Small Cap Value Fund (the "Fund), a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Small Cap Value Fund....................    2
                   Fees and expenses.............................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    9
                   General portfolio policies....................   11
                   Risks.........................................   14
                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   18
                   Minimum investments...........................   20
                   Types of account ownership....................   20
                   To open an account or buy shares..............   24
                   To exchange shares............................   25
                   To sell shares................................   25
                   Excessive trading.............................   29
                   Shareholder services and account policies.....   33
                MANAGEMENT OF THE FUND
                   Investment adviser............................   39
                   Management expenses...........................   40
                   Subadviser....................................   40
                   Perkins Portfolio managers....................   41
                OTHER INFORMATION................................   42
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   46
                   Distribution options..........................   47
                   Taxes.........................................   48
                FINANCIAL HIGHLIGHTS.............................   50
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   52
                   Futures, options and other derivatives........   55
                   Other investments, strategies and/or
                   techniques....................................   56


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

               Janus Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------
               JANUS SMALL CAP VALUE FUND seeks capital appreciation.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

               The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

               The Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flow or business franchise

 2  Janus Small Cap Value Fund prospectus

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

               Within the parameters of its specific investment policies discussed above, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.


               The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

                                                          Risk/return summary  3

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance of the Fund from year to year during the periods indicated. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Small Cap Value Fund - Investor Shares were transferred to Janus Small Cap Value Fund - Investor Shares. Berger Small Cap Value Fund - Investor Shares commenced operations on February 14, 1997. The performance information shown for the periods from February 14, 1997 to April 21, 2003 is for Berger Small Cap Value Fund - Investor Shares. For periods prior to February 14, 1997, the performance shown reflects the historical performance of Berger Small Cap Value
               Fund - Institutional Shares. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


 4  Janus Small Cap Value Fund prospectus

               JANUS SMALL CAP VALUE FUND



                 Annual returns for periods ended 12/31*
                                        6.70%   26.06%  25.60%  36.51%  1.43%   14.31%  26.82%  20.05%  (15.59%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                 Average annual total return for periods ended 12/31/03*
                                 -------------------------------------------------------
                                                          1 year     5 years    10 years
                 Janus Small Cap Value Fund - Investor
                   Shares
                   Return Before Taxes
                   Return After Taxes on Distributions
                   Return After Taxes on Distributions
                     and Sale of Fund Shares**
                 Russell 2000 Value Index+
                   (reflects no deduction for expenses
                     or taxes)
                                                          -----------------------------



                * Returns for periods before February 14, 1997 do not include the .25% 12b-1 fee that has been paid by the Investor Shares class since the Fund adopted share classes on that date. This would have reduced the Fund's return.

               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The Russell 2000 Value Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value-stock performance.


               After-tax returns are calculated using distributions for Janus Small Cap Value Fund - Investor Shares for the period April 22, 2003 to December 31, 2003; for Berger Small Cap Value
               Fund - Investor Shares for the period February 14, 1997 to April 21, 2003; and for Berger Small Cap Value Fund - Institutional Shares for periods


                                                          Risk/return summary  5
               prior to February 14, 1997. If Janus Small Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will differ from those shown.

               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 6  Janus Small Cap Value Fund prospectus

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example

                                                          Risk/return summary  7
               shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]



                  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                Total Annual
                                                                                    Fund
                                                      Management     Other       Operating
                                                         Fee        Expenses      Expenses
  Janus Small Cap Value Fund - Investor Shares(1)(2)    0.75%            %             %



 (1)On April 21, 2003, Berger Small Cap Value Fund was reorganized into the Fund. The expense information shown reflects the fees in effect after the reorganization, based on the Fund's net assets as of its current fiscal year ended October 31, 2003.


 (2) For the fiscal period May 1, 2003 through October 31, 2003.

 EXAMPLE:

 The following example is based on expenses without waivers. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Small Cap Value Fund - Investor Shares*        $         $         $         $



 * On April 21, 2003, Berger Small Cap Value Fund was reorganized into the Fund. The expense information shown reflects the fees in effect after the reorganization, based on the Fund's net assets as of its current fiscal year ended October 31, 2003.


 8  Janus Small Cap Value Fund prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               Small Cap Value Fund seeks capital appreciation. In pursuing that objective, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.


               The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

               The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

               The Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flows, or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

             Investment objectives, principal investment strategies and risks  9

               The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As previously noted, market capitalization is an important investment criteria for the Fund.

4. HOW DO THE FUND'S PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Fund's portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due

 10  Janus Small Cap Value Fund prospectus
               to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. As a result, the Fund may not achieve its investment objective. When the Fund's investments in cash or similar investments increase, it


            Investment objectives, principal investment strategies and risks  11 may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


               OTHER TYPES OF INVESTMENTS

               To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


               - debt securities

               - indexed/structured securities


               - high-yield/high-risk bonds (less than 20% of the Fund's assets)


               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under

 12  Janus Small Cap Value Fund prospectus

               U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when the portfolio managers believe the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities
            Investment objectives, principal investment strategies and risks  13 having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

 14  Janus Small Cap Value Fund prospectus

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong
            Investment objectives, principal investment strategies and risks  15 financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?


               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.


5. THE FUND INVESTS IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

 16  Janus Small Cap Value Fund prospectus

                           JANUS SMALL CAP VALUE FUND
                                INVESTOR SHARES
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS

--------------------------------------------------------------------------------


ALTHOUGH THE FUND IS CLOSED, CURRENT INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUND. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF THE FUND BEFORE YOUR INVESTMENT IS ACCEPTED. IF YOU ARE A CURRENT FUND SHAREHOLDER AND CLOSE AN EXISTING FUND ACCOUNT, YOU WILL NOT BE ABLE TO MAKE ADDITIONAL INVESTMENTS IN THE FUND UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUND MAY RESUME SALES OF ITS SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.


ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts if you are a current Fund shareholder
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 18  Janus Small Cap Value Fund prospectus

--------------------------------------------------------------------------------

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

                                      Shareholder's manual - Investor Shares  19

MINIMUM INVESTMENTS*+



                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100


               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.


TYPES OF ACCOUNT OWNERSHIP


               INDIVIDUAL OR JOINT OWNERSHIP

               Individual accounts are owned by one person. Joint accounts have two or more owners. Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. Generally, current Fund shareholders may not open new accounts in a closed Fund, unless an existing Fund account is being re-registered as a different account type. If you are an employee, of Janus Capital or any of its subsidiaries, you may open a new Fund account directly with Janus. Trustees of the Trust may also open a new Fund account directly with Janus.


               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

 20  Janus Small Cap Value Fund prospectus

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Although the Fund is closed, if your name appears in the registration of an existing Fund account, you may re-register such account as a business account directly with Janus.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.


               Although the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests


                                      Shareholder's manual - Investor Shares  21
               will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.


               INVESTING FOR YOUR RETIREMENT

               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

 22  Janus Small Cap Value Fund prospectus

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.



               Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next NAV calculated after your order is received in good order.


                                      Shareholder's manual - Investor Shares  23

 TO OPEN AN ACCOUNT OR BUY SHARES


 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
 24  Janus Small Cap Value Fund prospectus

    TO EXCHANGE SHARES                           TO SELL SHARES
    ---------------------------------------      ---------------------------------------



                                                 REMEMBER THAT THE FUND IS CLOSED.
                                                 UNLESS YOU MEET THE CRITERIA SPECIFIED
                                                 IN THIS SHAREHOLDER'S MANUAL, ONCE YOU
                                                 CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE
                                                 ADDITIONAL INVESTMENTS IN THE FUND.



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      janus.com.                                   janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - All accounts are automatically             - All accounts are automatically
      eligible to exchange shares by               eligible to sell shares by telephone.
      telephone. To exchange all or a              To sell all or a portion of your
      portion of your shares into any other        shares, call Janus XpressLine(TM) or
      available Janus fund, call Janus             a Janus Representative. The Fund
      XpressLine(TM) or a Janus                    reserves the right to limit the
      Representative.                              dollar amount of shares that you may
                                                   redeem from your account by
                                                   telephone.



                                                 BY WIRE
                                                 ---------------------------------------
                                                 - You can redeem shares by wire. For
                                                   wiring instructions, call a Janus
                                                   Representative.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This option allows you to sell shares
      would like automatically exchanged           worth a specific dollar amount from
      from one Fund account to another on          your account on a regular basis.
      any day of the month. You may
      establish this program for as little
      as $100 per exchange.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: Also refer to the "Payment of
           the "Exchange Policies" section              Redemption Proceeds" section of
           of this manual.                              this manual for more
                                                        information.


                                      Shareholder's manual - Investor Shares  25

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. If your ACH purchase fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next net asset value determined after we receive good funds.



               - The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading".


               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund

 26  Janus Small Cap Value Fund prospectus
                 that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by the Fund.


               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.


               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.


               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                      Shareholder's manual - Investor Shares  27

               Note: For the fastest and easiest way to exchange shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."


               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

 28  Janus Small Cap Value Fund prospectus

EXCESSIVE TRADING



               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund.


                                      Shareholder's manual - Investor Shares  29

               Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.



               The exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.




PAYMENT OF REDEMPTION PROCEEDS


               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).


                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.


               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.


               SHARES MAY BE SOLD AT ANY TIME ON janus.com, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.

 30  Janus Small Cap Value Fund prospectus

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

                                      Shareholder's manual - Investor Shares  31

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the


 32  Janus Small Cap Value Fund prospectus
               close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top ten portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top ten holdings.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS


               You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to


                                      Shareholder's manual - Investor Shares  33
               shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.


               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders. Generally, current Fund shareholders may not open new accounts in a closed fund, unless an existing Fund account is being re-registered as a different account type. As set forth in this Shareholder's Manual, no financial intermediaries will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts, except sponsors of certain wrap programs with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.


               TAXPAYER IDENTIFICATION NUMBER


               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.


 34  Janus Small Cap Value Fund prospectus

               INVOLUNTARY REDEMPTIONS


               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund, such as market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.


               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

                                      Shareholder's manual - Investor Shares  35

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

 36  Janus Small Cap Value Fund prospectus

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.


               STATEMENTS, REPORTS AND PROSPECTUSES



               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund distributes dividend information annually. The Fund reserves the right to charge a fee for additional account statement requests.


               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

                                      Shareholder's manual - Investor Shares  37

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Fund will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please visit janus.com or call a Janus Representative. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.




 38  Janus Small Cap Value Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of its investment portfolio and Janus Capital is responsible for other business affairs of the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.


               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to the Fund's predecessor until the reorganization of Berger Small Cap Value Fund into the Fund.

                                                      Management of the Fund  39

MANAGEMENT EXPENSES


               The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, the Fund paid total management fees of 0.75% for the fiscal period April 21, 2003 through October 31, 2003. For the period October 1, 2002 through April 21, 2003, the Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.78% of its average daily net assets.


               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISER

               PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund and served as adviser or subadviser to the Fund's predecessor since its inception in 1985. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of the Fund, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


 40  Janus Small Cap Value Fund prospectus

PERKINS PORTFOLIO MANAGERS

ROBERT H. PERKINS
--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Small Cap Value Fund, and he managed the Fund's predecessor since its inception in 1985. As lead Co-Manager, Mr. Perkins is responsible for the daily decisions of Small Cap Value's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.


THOMAS M. PERKINS
--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Small Cap Value Fund and he managed the Fund's predecessor since 1999. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


                                                      Management of the Fund  41

OTHER INFORMATION
--------------------------------------------------------------------------------


               CLASSES OF SHARES



               Janus Small Cap Value Fund currently offers two classes of shares, both of which are closed to new investors. However, current investors of the Fund may continue to invest in the Fund and/or open new Fund accounts. This Prospectus only describes the Investor Shares of Janus Small Cap Value Fund, which are available to the general public. Institutional Shares of Janus Small Cap Value Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Institutional Shares, please call 1-800-29JANUS.



               CLOSED FUND POLICIES



               The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Although sales to new investors have generally been discontinued, existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions through such accounts, absent highly unusual circumstances. In addition, the following types of investors may open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries may open new Fund accounts directly with Janus: (2) new participants in employer-sponsored retirement plans that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans may add a closed Fund as an investment option; and (3) sponsors of certain wrap programs


 42  Janus Small Cap Value Fund prospectus
               with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.


                                                           Other information  43

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing"


 44  Janus Small Cap Value Fund prospectus
               trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  45

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.


               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share.

 46  Janus Small Cap Value Fund prospectus

               Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


DISTRIBUTION OPTIONS


               When you open an account it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:


               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

                                                     Distributions and taxes  47

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

 48  Janus Small Cap Value Fund prospectus

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights table is intended to help you understand the Fund's financial performance. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For periods prior to April 21, 2003, the information for the Fund has been derived from the financial statements of Berger Small Cap Value Fund, which was reorganized into the Fund on that date. Berger Small Cap Value Fund had a fiscal year end of September
               30. Following the reorganization, the Fund changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Small Cap Value Fund is incorporated by reference into the SAI, which is available upon request. [TO BE UPDATED BY AMENDMENT]


 50  Janus Small Cap Value Fund prospectus

JANUS SMALL CAP VALUE FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                   Year ended
                                  October 31st                     Years ended September 30
                                      2003             2002            2001           2000          1999
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                             $           $24.49          $24.78        $20.94        $17.58
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income
      (loss)                                              0.06            0.22          0.30        (0.02)
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                                   (0.16)            1.41          3.97          4.26
  4.  Total from investment
      operations                                        (0.10)            1.63          4.27          4.24
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                                (0.18)          (0.32)        (0.20)        (0.07)
  6.  Distributions (from
      capital gains)                                    (2.25)          (1.60)        (0.23)        (0.81)
  7.  Total distributions                               (2.43)          (1.92)        (0.43)        (0.88)
  8.  NET ASSET VALUE, END OF
      PERIOD                                $           $21.96          $24.49        $24.78        $20.94
  9.  Total return                          %          (2.52)%           6.65%        20.77%        24.69%
 10.  Net assets, end of period
      (in thousands)                        $       $1,461,278      $1,378,894      $859,030      $374,063
 11.  Ratio of gross expenses to
      average net assets(1)                 %            1.17%           1.14%         1.23%         1.37%
 12.  Ratio of net expenses to
      average net assets(2)                 %            1.15%           1.08%         1.19%         1.37%
 13.  Ratio of net investment
      income/(loss) to average
      net assets                            %            0.20%           0.99%         1.69%         1.36%
 14.  Portfolio turnover rate               %              39%             47%           72%           66%
----------------------------------------------------------------------------------------------------------


(1) Ratio of gross expenses to average net assets is the total operating expenses before the waiver and/or reimbursement of certain fees and expense offset arrangements.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.



                                                        Financial highlights  51

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

 52  Janus Small Cap Value Fund prospectus
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

                                                Glossary of investment terms  53

               In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority

 54  Janus Small Cap Value Fund prospectus
               of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer

                                                Glossary of investment terms  55
               the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

 56  Janus Small Cap Value Fund prospectus

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For "naked" short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  57

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                      February   , 2004


                               JANUS TWENTY FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus


     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Manual to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Twenty Fund.............................    2
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    7
                   General portfolio policies....................    8
                   Risks.........................................   12

                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   16
                   Minimum investments...........................   18
                   Types of account ownership....................   18
                   To open an account or buy shares..............   22
                   To exchange shares............................   23
                   To sell shares................................   23
                   Excessive trading.............................   27
                   Shareholder services and account policies.....   31

                MANAGEMENT OF THE FUND
                   Investment adviser............................   37
                   Management expenses...........................   37
                   Portfolio manager.............................   38

                OTHER INFORMATION................................   39

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   43
                   Distribution options..........................   44
                   Taxes.........................................   44

                FINANCIAL HIGHLIGHTS.............................   46

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   48
                   Futures, options and other derivatives........   51
                   Other investments, strategies and/or
                   techniques....................................   52


                                                            Table of Contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS TWENTY FUND

               Janus Twenty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------

               JANUS TWENTY FUND seeks long-term growth of capital.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign equity and debt securities.

               The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.


               The Fund invests primarily in a core group of 20-30 common stocks selected for their growth potential.


 2 Janus Twenty Fund prospectus

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.

               The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index and to an additional index intended to reflect the market sectors in which the Fund invests. [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  3

               JANUS TWENTY FUND


                 Annual returns for calendar years ended 12/31
                                        (6.73%) 36.22%  27.85%  29.70%  73.39%  64.90%  (32.42%) (29.20%) (24.02%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Twenty Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*
                S&P 500 Index+
                  (reflects no deduction
                    for expenses or taxes)
                Russell Top 200 Growth
                  Index++
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell Top 200 Growth Index began December 30, 1985.

 4 Janus Twenty Fund prospectus

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.



               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]



                 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                 Management    Other     Total Annual Fund
                                                    Fee       Expenses   Operating Expenses
  Janus Twenty Fund                                0.65%           %               %


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Twenty Fund                                     $        $         $         $


 6 Janus Twenty Fund prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               Janus Twenty Fund seeks long-term growth of capital. It pursues its objective by investing primarily in a core group of 20-30 common stocks selected for their growth potential.


               The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


               Consistent with its investment objective and policies, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio manager may sell a Fund holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio manager finds a better investment opportunity. The portfolio manager may also sell a Fund holding to meet redemptions.


              Investment objective, principal investment strategies and risks  7

               Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Fund does not emphasize companies of a particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.


GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

 8 Janus Twenty Fund prospectus

               CASH POSITION

               When the Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


               OTHER TYPES OF INVESTMENTS

               To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of the Fund's assets)

              Investment objective, principal investment strategies and risks  9

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation


 10 Janus Twenty Fund prospectus
               or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

             Investment objective, principal investment strategies and risks  11

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK
   PROFILE?


               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteris-

 12 Janus Twenty Fund prospectus
               tics and are more likely to react similarly to industry-specific market or economic developments. The Fund may have significant exposure to multiple companies in a particular industry.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

             Investment objective, principal investment strategies and risks  13

5. HOW DOES THE FUND TRY TO REDUCE RISK?


               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio manager believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgment proves incorrect.


6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 14 Janus Twenty Fund prospectus

                               JANUS TWENTY FUND
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------


Although the Fund is closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.


ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 16  Janus Twenty Fund prospectus

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

                                                        Shareholder's manual  17

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP

               Individual accounts are owned by one person. Joint accounts have two or more owners. Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. Generally, current Fund shareholders may not open new accounts in a closed Fund, unless an existing Fund account is being re-registered as a different account type. If you are an employee of Janus Capital Management LLC or any of its subsidiaries, you may open a new Fund account directly with Janus.


               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

 18  Janus Twenty Fund prospectus

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Although the Fund is closed, if your name appears in the registration of an existing Fund account, you may re-register such account as a business account directly with Janus.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.


               Although the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking


                                                        Shareholder's manual  19
               into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.


               INVESTING FOR YOUR RETIREMENT


               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

 20  Janus Twenty Fund prospectus

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.


               ALTHOUGH THE FUND IS CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUND. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF THE FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ELIGIBLE INVESTORS SHOULD REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS RECEIVED IN GOOD ORDER.


                                                        Shareholder's manual  21

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 22  Janus Twenty Fund prospectus


    TO EXCHANGE SHARES                      TO SELL SHARES
    ----------------------------------      ----------------------------------



                                            REMEMBER THAT THE FUND IS CLOSED.
                                            UNLESS YOU MEET THE CRITERIA
                                            SPECIFIED IN THIS SHAREHOLDER'S
                                            MANUAL, ONCE YOU CLOSE YOUR
                                            ACCOUNT, YOU MAY NOT MAKE
                                            ADDITIONAL INVESTMENTS IN THE
                                            FUND.



    ONLINE AT www.janus.com                 ONLINE AT www.janus.com
    ----------------------------------      ----------------------------------
    - Exchanges may be made online at       - Redemptions may be made online
      janus.com.                              at janus.com.



    BY TELEPHONE                            BY TELEPHONE
    ----------------------------------      ----------------------------------
    - All accounts are automatically        - All accounts are automatically
      eligible to exchange shares by          eligible to sell shares by
      telephone. To exchange all or a         telephone. To sell all or a
      portion of your shares into any         portion of your shares, call
      other available Janus fund, call        Janus XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a Janus         Representative. The Fund
      Representative.                         reserves the right to limit the
                                              dollar amount of shares that you
                                              may redeem from your account by
                                              telephone.



                                            BY WIRE
                                            ----------------------------------
                                            - You can redeem shares by wire.
                                              For wiring instructions, call a
                                              Janus Representative.



    BY MAIL/IN WRITING                      BY MAIL/IN WRITING
    ----------------------------------      ----------------------------------
    - To request an exchange in             - To request a redemption in
      writing, please follow the              writing, please follow the
      instructions in the "Written            instructions in the "Written
      Instructions" section of this           Instructions" section of this
      manual.                                 manual.



    BY SYSTEMATIC EXCHANGE                  BY SYSTEMATIC REDEMPTION
    ----------------------------------      ----------------------------------
    - You determine the amount of           - This option allows you to sell
      money you would like                    shares worth a specific dollar
      automatically exchanged from one        amount from your account on a
      Fund account to another on any          regular basis.
      day of the month. You may
      establish this program for as
      little as $100 per exchange.
    ----------------------------------      ----------------------------------
     Note: For more information, refer       Note: Also refer to the "Payment
           to the "Exchange Policies"              of Redemption Proceeds"
           section of this manual.                 section of this manual for
                                                   more information.

                                                        Shareholder's manual  23

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. If your ACH purchase fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next net asset value determined after we receive good funds.



               - The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading".


               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund

 24  Janus Twenty Fund prospectus
                 that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by the Fund.


               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                                        Shareholder's manual  25

               Note: For the fastest and easiest way to exchange shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."


               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

 26  Janus Twenty Fund prospectus

EXCESSIVE TRADING



               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund.


                                                        Shareholder's manual  27

               Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.



               The exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.




PAYMENT OF REDEMPTION PROCEEDS


               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).


                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.


               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.


               SHARES MAY BE SOLD AT ANY TIME ON janus.com, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.

 28  Janus Twenty Fund prospectus

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

                                                        Shareholder's manual  29

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the Fund or its agent by the close of the regular trading session of the NYSE. Securities


 30  Janus Twenty Fund prospectus
               are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top five portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top five holdings.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS


               You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization,


                                                        Shareholder's manual  31
               rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.


               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders. Generally, current Fund shareholders may not open new accounts in a closed fund, unless an existing Fund account is being re-registered as a different account type. As set forth in this Shareholder's Manual, no financial intermediaries will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts.


               TAXPAYER IDENTIFICATION NUMBER


               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.


               INVOLUNTARY REDEMPTIONS


               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund, such as market timing. Any time shares are redeemed in a taxable account, it is


 32  Janus Twenty Fund prospectus
               considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.


               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of

                                                        Shareholder's manual  33
               record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

 34  Janus Twenty Fund prospectus

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.


               STATEMENTS, REPORTS AND PROSPECTUSES



               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund distributes dividend information annually. The Fund reserves the right to charge a fee for additional account statement requests.


               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.


               Unless you instruct Janus otherwise by contacting a Janus Representative, the Fund will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please visit janus.com or call a


                                                        Shareholder's manual  35

               Janus Representative. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.


 36  Janus Twenty Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital is also responsible for other business affairs of the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.


MANAGEMENT EXPENSES

               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund

                                                      Management of the Fund  37
               must pay. For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.65% of its average daily net assets.

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO MANAGER

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. Mr. Schoelzel served as Portfolio Manager of Janus Olympus
                   Fund from its inception to August 1997. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from Colorado College.

 38  Janus Twenty Fund prospectus

OTHER INFORMATION


--------------------------------------------------------------------------------



               CLOSED FUND POLICIES



               The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Although sales to new investors have generally been discontinued, existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions through such accounts, absent highly unusual circumstances. In addition, the following types of investors may open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries may open new Fund accounts directly with Janus; and (2) new participants in employer-sponsored retirement plans that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans may add a closed Fund as an investment option.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to


                                                           Other information  39
               exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a


 40 Janus Twenty Fund Prospectus
               request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc.

                                                           Other information  41

               ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 42 Janus Twenty Fund Prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.


               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share.

                                                     Distributions and taxes  43

               Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


DISTRIBUTION OPTIONS


               When you open an account it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:


               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange

 44 Janus Twenty Fund prospectus
               shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.
                                                     Distributions and taxes  45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI. [TO BE UPDATED BY AMENDMENT]



JANUS TWENTY FUND
-----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                               2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD          $        $36.31        $71.07       $69.72       $42.98
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                    0.21          0.32           --         0.21
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (5.71)       (33.33)         5.62        26.97
  4.  Total from investment operations                       (5.50)       (33.01)         5.62        27.18
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                                (0.34)            --       (0.19)       (0.14)
  6.  Distributions (from capital gains)                         --        (1.75)       (4.08)       (0.30)
  7.  Total distributions                                    (0.34)        (1.75)       (4.27)       (0.44)
  8.  NET ASSET VALUE, END OF PERIOD                $        $30.47        $36.31       $71.07       $69.72
  9.  Total return                                  %      (15.35)%      (47.43)%        7.40%       63.51%
 10.  Net assets, end of period (in
      millions)                                     $       $10,107       $14,378      $31,008      $28,793
 11.  Average net assets for the period (in
      millions)                                     $       $12,573       $20,321      $34,529      $22,207
 12.  Ratio of gross expenses to average
      net assets                                    %         0.84%         0.84%        0.86%        0.88%
 13.  Ratio of net expenses to average net
      assets                                        %         0.83%         0.84%        0.85%        0.87%
 14.  Ratio of net investment income/(loss)
      to average net assets                         %         0.56%         0.63%      (0.13)%        0.40%
 15.  Portfolio turnover rate                       %           53%           50%          27%          40%
-----------------------------------------------------------------------------------------------------------


 46 Janus Twenty Fund prospectus

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                                        Financial highlights  47

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

 48 Janus Twenty Fund prospectus
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Fund may have to reinvest the proceeds from the

                                                Glossary of investment terms  49
               securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 50 Janus Twenty Fund prospectus

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts

                                                Glossary of investment terms  51
               and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return

 52 Janus Twenty Fund prospectus
               for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  53

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                      February   , 2004


                               JANUS VENTURE FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus


     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Manual to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Venture Fund............................    2
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    7
                   General portfolio policies....................    8
                   Risks.........................................   12

                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   18
                   Minimum investments...........................   20
                   Types of account ownership....................   20
                   To open an account or buy shares..............   24
                   To exchange shares............................   25
                   To sell shares................................   25
                   Excessive trading.............................   29
                   Shareholder services and account policies.....   33

                MANAGEMENT OF THE FUND
                   Investment adviser............................   39
                   Management expenses...........................   39
                   Portfolio manager.............................   40

                OTHER INFORMATION................................   41

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   45
                   Distribution options..........................   46
                   Taxes.........................................   46

                FINANCIAL HIGHLIGHTS.............................   48

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   49
                   Futures, options and other derivatives........   52
                   Other investments, strategies and/or
                   techniques....................................   53



                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS VENTURE FUND


               Janus Venture Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.


1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------

               JANUS VENTURE FUND seeks capital appreciation.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign equity and debt securities.

               The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

               The Fund invests in equity securities of U.S. and foreign companies selected for their potential for capital appreciation. The Fund normally invests at least 50% of its equity assets in small-sized companies.

 2 Janus Venture Fund prospectus

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.

               The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  3

               JANUS VENTURE FUND


                 Annual returns for calendar years ended 12/31
                                        5.46%   26.46%  8.02%   12.62%  23.22%  140.71% (45.77%) (11.93%) (27.24%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Venture Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*
                Russell 2000(R) Index+
                  (reflects no deduction
                    for expenses or taxes)
                Russell 2000 Growth Index++
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index with an average market capitalization of
                  approximately $        as of December 31, 2003.

               ++ The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

 4 Janus Venture Fund prospectus

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.



               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]



                 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                 Management    Other     Total Annual Fund
                                                    Fee       Expenses   Operating Expenses
  Janus Venture Fund                               0.65%           %               %


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Venture Fund                                    $        $         $         $


 6 Janus Venture Fund prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Venture Fund seeks capital appreciation. Normally, the Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

               The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


               Consistent with its investment objective and policies, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio manager may sell a Fund holding if, among other things, the security reaches the portfolio manager's price target, if the


              Investment objective, principal investment strategies and risks  7 company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio manager finds a better investment opportunity. The portfolio manager may also sell a Fund holding to meet redemptions.

               Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criteria for the Fund.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market

 8 Janus Venture Fund prospectus
               fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               When the Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


               OTHER TYPES OF INVESTMENTS

               To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


               - debt securities

               - indexed/structured securities

              Investment objective, principal investment strategies and risks  9

               - high-yield/high-risk bonds (less than 35% of the Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have


 10 Janus Venture Fund prospectus
               favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in

             Investment objective, principal investment strategies and risks  11 the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may have significant exposure to multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors

 12 Janus Venture Fund prospectus
               other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

             Investment objective, principal investment strategies and risks  13

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?


               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio manager believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgment proves incorrect.


5. THE FUND NORMALLY INVESTS AT LEAST 50% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition

 14 Janus Venture Fund prospectus
               from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

             Investment objective, principal investment strategies and risks  15

--------------------------------------------------------------------------------

                               JANUS VENTURE FUND
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------


Although the Fund is closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.


ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 18  Janus Venture Fund prospectus

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

                                                        Shareholder's manual  19

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP

               Individual accounts are owned by one person. Joint accounts have two or more owners. Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. Generally, current Fund shareholders may not open new accounts in a closed Fund, unless an existing Fund account is being re-registered as a different account type. If you are an employee of Janus Capital Management LLC or any of its subsidiaries, you may open a new Fund account directly with Janus.


               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

 20  Janus Venture Fund prospectus

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Although the Fund is closed, if your name appears in the registration of an existing Fund account, you may re-register such account as a business account directly with Janus.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.


               Although the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking


                                                        Shareholder's manual  21
               into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.


               INVESTING FOR YOUR RETIREMENT


               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

 22  Janus Venture Fund prospectus

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.


               ALTHOUGH THE FUND IS CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUND. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF THE FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ELIGIBLE INVESTORS SHOULD REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS RECEIVED IN GOOD ORDER.


                                                        Shareholder's manual  23

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 24  Janus Venture Fund prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES
    --------------------------------      --------------------------------



                                          REMEMBER THAT THE FUND IS
                                          CLOSED. UNLESS YOU MEET THE
                                          CRITERIA SPECIFIED IN THIS
                                          SHAREHOLDER'S MANUAL, ONCE YOU
                                          CLOSE YOUR ACCOUNT, YOU MAY NOT
                                          MAKE ADDITIONAL INVESTMENTS IN
                                          THE FUND.



    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at janus.com.                         at janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - All accounts are automatically      - All accounts are automatically
      eligible to exchange shares by        eligible to sell shares by
      telephone. To exchange all or         telephone. To sell all or a
      a portion of your shares into         portion of your shares, call
      any other available Janus             Janus XpressLine(TM) or a
      fund, call Janus                      Janus Representative. The Fund
      XpressLine(TM) or a Janus             reserves the right to limit
      Representative.                       the dollar amount of shares
                                            that you may redeem from your
                                            account by telephone.



                                          BY WIRE
                                          --------------------------------
                                          - You can redeem shares by wire.
                                            For wiring instructions, call
                                            a Janus Representative.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in the "Written          instructions in the "Written
      Instructions" section of this         Instructions" section of this
      manual.                               manual.



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This option allows you to sell
      money you would like                  shares worth a specific dollar
      automatically exchanged from          amount from your account on a
      one Fund account to another on        regular basis.
      any day of the month. You may
      establish this program for as
      little as $100 per exchange.
    --------------------------------      --------------------------------
     Note: For more information,           Note: Also refer to the
           refer to the "Exchange                "Payment of Redemption
           Policies" section of this             Proceeds" section of this
           manual.                               manual for more infor-
                                                 mation.

                                                        Shareholder's manual  25

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. If your ACH purchase fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next net asset value determined after we receive good funds.



               - The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading".


               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund

 26  Janus Venture Fund prospectus
                 that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by the Fund.


               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                                        Shareholder's manual  27

               Note: For the fastest and easiest way to exchange shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."


               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

 28  Janus Venture Fund prospectus

EXCESSIVE TRADING



               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund.


                                                        Shareholder's manual  29

               Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.



               The exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.



PAYMENT OF REDEMPTION PROCEEDS



               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).


                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.


               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.


               SHARES MAY BE SOLD AT ANY TIME ON janus.com, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.

 30  Janus Venture Fund prospectus

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

                                                        Shareholder's manual  31

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the Fund or its agent by the close of the regular trading session of the NYSE. Securities


 32  Janus Venture Fund prospectus
               are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top ten portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top ten holdings.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS


               You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization,


                                                        Shareholder's manual  33
               rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.


               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders. Generally, current Fund shareholders may not open new accounts in a closed fund, unless an existing Fund account is being re-registered as a different account type. As set forth in this Shareholder's Manual, no financial intermediaries will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts.


               TAXPAYER IDENTIFICATION NUMBER


               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.


               INVOLUNTARY REDEMPTIONS


               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund, such as market timing. Any time shares are redeemed in a taxable account, it is


 34  Janus Venture Fund prospectus
               considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.


               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of

                                                        Shareholder's manual  35
               record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

 36  Janus Venture Fund prospectus

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.


               STATEMENTS, REPORTS AND PROSPECTUSES



               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund distributes dividend information annually. The Fund reserves the right to charge a fee for additional account statement requests.


               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.


               Unless you instruct Janus otherwise by contacting a Janus Representative, the Fund will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please visit janus.com or call a


                                                        Shareholder's manual  37

               Janus Representative. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.


 38  Janus Venture Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital is also responsible for other business affairs of the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.


MANAGEMENT EXPENSES

               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund

                                                      Management of the Fund  39
               must pay. For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.65% of its average daily net assets.

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO MANAGER

WILLIAM H. BALES
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado.


 40 Janus Venture Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------


               CLOSED FUND POLICIES



               The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Although sales to new investors have generally been discontinued, existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions through such accounts, absent highly unusual circumstances. In addition, the following types of investors may open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries may open new Fund accounts directly with Janus; and (2) new participants in employer-sponsored retirement plans that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans may add a closed Fund as an investment option.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.


                                                           Other information  41

               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund


 42 Janus Venture Fund prospectus
               shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc.

                                                           Other information  43
               at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 44 Janus Venture Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.


               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends

                                                     Distributions and taxes  45
               paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


DISTRIBUTION OPTIONS


               When you open an account it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:


               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you

 46 Janus Venture Fund prospectus
               may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI. [TO BE UPDATED BY AMENDMENT]



JANUS VENTURE FUND
-----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                               2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD          $        $36.99        $82.39       $89.71       $49.81
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      --            --           --           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (5.40)       (29.02)         6.94        44.31
  4.  Total from investment operations                       (5.40)       (29.02)         6.94        44.31
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                                    --            --           --           --
  6.  Distributions (from capital gains)                         --       (16.38)      (14.26)       (4.41)
  7.  Total distributions                          --                     (16.38)      (14.26)       (4.41)
  8.  NET ASSET VALUE, END OF PERIOD                $        $31.59        $36.99       $82.39       $89.71
  9.  Total return                                  %      (14.60)%      (40.67)%        3.79%       94.42%
 10.  Net assets, end of period (in
      millions)                                     $          $756        $1,009       $1,923       $1,860
 11.  Average net assets for the period (in
      millions)                                     $          $993        $1,313       $2,504       $1,351
 12.  Ratio of gross expenses to average
      net assets                                    %         0.88%         0.87%        0.87%        0.93%
 13.  Ratio of net expenses to average net
      assets                                        %         0.87%         0.86%        0.86%        0.92%
 14.  Ratio of net investment income/(loss)
      to average net assets                         %       (0.73)%       (0.36)%      (0.35)%      (0.55)%
 15.  Portfolio turnover rate                       %           90%           70%          87%         104%
-----------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 48 Janus Venture Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  49

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security

 50 Janus Venture Fund prospectus
               subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  51

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts

 52 Janus Venture Fund prospectus
               and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return

                                                Glossary of investment terms  53
               for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 54 Janus Venture Fund prospectus

                      This page intentionally left blank.

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                      February   , 2004


                            JANUS MID CAP VALUE FUND

                              INSTITUTIONAL SHARES


                            CLOSED TO NEW INVESTORS


                                   Prospectus


     Although the Institutional Shares class of the Fund is closed to new investors, current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase Institutional Shares of the Fund before your investment is accepted.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)


                         This Prospectus describes the Janus Mid Cap Value Fund (the "Fund"), a series of the Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Mid Cap Value Fund......................    2
                   Fees and expenses.............................    7

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    9
                   General portfolio policies....................   11
                   Risks.........................................   14

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   18
                   Purchases.....................................   19
                   Exchanges.....................................   20
                   Redemptions...................................   21
                   Tax-deferred accounts.........................   21
                   Excessive trading.............................   22
                   Shareholder account policies..................   24

                MANAGEMENT OF THE FUND
                   Investment adviser............................   26
                   Management expenses...........................   27
                   Subadviser....................................   27
                   Perkins Portfolio managers....................   28

                OTHER INFORMATION................................   29

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   33
                   Taxes.........................................   34

                FINANCIAL HIGHLIGHTS.............................   36

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   38
                   Futures, options and other derivatives........   41
                   Other investments, strategies and/or
                   techniques....................................   42


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

               Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------
               JANUS MID CAP VALUE FUND seeks capital appreciation.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?


               The Fund invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.



               The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for


 2  Janus Mid Cap Value Fund prospectus
               recovery. The Fund's portfolio managers generally look for companies with:


               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               Within the parameters of its specific investment policies discussed above, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.



               The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.


                                                          Risk/return summary  3

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Institutional Shares were transferred to Janus Mid Cap Value Fund - Institutional Shares. Berger Mid Cap Value Fund - Institutional Shares commenced operations on May 17, 2002. The performance information shown for the periods from May 17, 2002 to April 21, 2003 is for Berger Mid Cap Value Fund - Institutional Shares. For periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value - Investor Shares. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


 4  Janus Mid Cap Value Fund prospectus

               JANUS MID CAP VALUE FUND



                 Annual returns for periods ended 12/31
                                                 21.56%  27.34%  20.52%  (13.09%)
                                                  1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                   Average annual total return for periods ended 12/31/03*
                                   -------------------------------------------------------
                                                                           Since Inception
                                                     1 year    5 years         8/12/98
                Janus Mid Cap Value
                  Fund - Investor Shares
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares**
                Russell Midcap Value Index+
                  (reflects no deduction for
                    expenses or taxes)
                                                    -----------------------------------



                * Fund returns from periods prior to the Fund's adoption of share classes reflect a 0.25% 12b-1 fee, which has not been paid by the Institutional Shares since that class commenced investment operations on May 17, 2002.


               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

                + The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.


               After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Institutional Shares for the period April 22, 2003 to December 31, 2003; for Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 21, 2003; and for Berger Mid Cap Value Fund - Investor Shares for


                                                          Risk/return summary  5
               periods prior to May 17, 2002. If Janus Mid Cap Value Fund - Institutional Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will differ from those shown.

               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 6  Janus Mid Cap Value Fund prospectus

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended October 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.



               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  7

                    ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                               Total
                                                               Annual                Net Annual
                                                                Fund                    Fund
                                    Management    Other      Operating     Expense    Operating
                                       Fee       Expenses   Expenses(1)    Waivers   Expenses(1)
  Janus Mid Cap Value(2)
    Fund - Institutional Shares        0.65%          %            %           %            %



 (1) All expenses are stated both with and without contractual expense waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until March 1, 2005.


 (2) For the fiscal period May 1, 2003 through October 31, 2003.


 EXAMPLE:

 The following example is based on expenses without waivers. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                            1 Year    3 Years   5 Years   10 Years
                                                            --------------------------------------
  Janus Mid Cap Value Fund - Institutional Shares            $         $         $         $


 8  Janus Mid Cap Value Fund prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               Janus Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.


               The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


               The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.


2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or

              Investment objective, principal investment strategies and risks  9 geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?


               The Fund may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As previously noted, market capitalization is an important investment criteria for the Fund.

 10 Janus Mid Cap Value Fund prospectus

5. HOW DO THE FUND'S PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Fund's portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash

             Investment objective, principal investment strategies and risks  11 position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. As a result, the Fund may not achieve its investment objective. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


               OTHER TYPES OF INVESTMENTS

               To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of the Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 12 Janus Mid Cap Value Fund prospectus

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when the portfolio managers believe the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

             Investment objective, principal investment strategies and risks  13

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small

 14 Janus Mid Cap Value Fund prospectus
               asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the
             Investment objective, principal investment strategies and risks  15 issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?


               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.


5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 16 Janus Mid Cap Value Fund prospectus

                            JANUS MID CAP VALUE FUND
                              INSTITUTIONAL SHARES
                              Shareholder's Guide

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               ALTHOUGH THE INSTITUTIONAL SHARES CLASS OF THE FUND IS CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S GUIDE MAY CONTINUE TO INVEST IN THE INSTITUTIONAL SHARES CLASS OF THE FUND. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF THE FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUND MAY RESUME SALES OF ITS INSTITUTIONAL SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.



               THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.


               WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.


MINIMUM INVESTMENTS


               The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the


 18  Janus Mid Cap Value Fund prospectus

               NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.


               If you hold the Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


               Although the Institutional Shares class of the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Institutional Shares of the Fund through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. Generally, current Fund shareholders may not open new accounts in a closed fund, unless an existing Fund account is being re-registered as a different account type.


               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including any minimum initial or subsequent investment requirements.


               The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not


                                  Shareholder's guide - Institutional Shares  19
               intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading."



               SYSTEMATIC PURCHASE PLAN



               You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


EXCHANGES


               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into Institutional Shares of other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for qualified plan accounts).


               - You may exchange Institutional Shares of the Fund only for
                 Institutional Shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for the Fund.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."


 20  Janus Mid Cap Value Fund prospectus

               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.



REDEMPTIONS


               REMEMBER THAT THE INSTITUTIONAL SHARES CLASS OF THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE INSTITUTIONAL SHARES CLASS OF THE FUND.


               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.


               Shares of the Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.



               SYSTEMATIC WITHDRAWAL PLAN



               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A

                                  Shareholder's guide - Institutional Shares  21
               contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Although the Institutional Shares class of the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.



EXCESSIVE TRADING



               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in


 22  Janus Mid Cap Value Fund prospectus
               particular, if it believes that the trading activity in the account(s) would be disruptive to a Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading which may be facilitated by financial intermediaries or by the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top ten portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top ten holdings.


                                  Shareholder's guide - Institutional Shares  23

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

               A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.


               Although the Institutional Shares class of the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Generally, current Fund shareholders may not open new accounts in a closed Fund, unless an existing Fund account is being re-registered as a different account type. As set forth in this Shareholder's Guide, no financial intermediaries or plan sponsors will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts, except sponsors of certain wrap programs with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.


               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Fund distributes dividend information annually.

 24  Janus Mid Cap Value Fund prospectus

               You will receive annual and semiannual reports including the financial statements of the Fund that you have authorized for investment through your financial intermediary or plan sponsor. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.

                                  Shareholder's guide - Institutional Shares  25

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of its investment portfolio and Janus Capital is responsible for other business affairs of the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.


               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to the Fund's predecessor until the reorganization of Berger Mid Cap Value Fund into the Fund.

 26  Janus Mid Cap Value Fund prospectus

MANAGEMENT EXPENSES


               The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, the Fund paid Janus Capital and Perkins total management fees of 0.65% for the fiscal period April 21, 2003 through October 31, 2003. For the period October 1, 2002 through April 21, 2003, the Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.75% of its average daily net assets.


               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISER


               PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("Perkins") has served as subadviser to the Fund since its inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of the Fund, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


                                                      Management of the Fund  27

PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.


ROBERT H. PERKINS
--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.


THOMAS M. PERKINS
--------------------------------------------------------------------------------

                   is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


 28  Janus Mid Cap Value Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------


               CLASSES OF SHARES



               Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Institutional Shares of Janus Mid Cap Value Fund which are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in this Shareholder's Guide. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Investor Shares of Janus Mid Cap Value Fund are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Investor Shares, please call 1-800-525-3713.



               CLOSED FUND POLICIES



               The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Although sales to new investors have generally been discontinued, existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions through such accounts, absent highly unusual circumstances. In addition, the following types of investors may open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries may open new Fund accounts directly with Janus; (2) new participants in employer-sponsored retirement plans that currently offer one or more Funds as an investment option may direct contributions to that Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans may add a closed Fund as an investment option; and (3) sponsors of certain wrap programs


                                                           Other information  29
               with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.


 30 Janus Mid Cap Value Fund prospectus

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or


                                                           Other information  31
               individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 32 Janus Mid Cap Value Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.


               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share.

                                                     Distributions and taxes  33

               Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.




TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


 34  Janus Mid Cap Value Fund prospectus

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights table is intended to help you understand the Fund's financial performance. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For periods prior to April 21, 2003, the information for the Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on that date. The table includes periods before May 17, 2002, when the Fund first adopted share classes and began offering Institutional Shares. Therefore, the data in the table prior to the inception of the Institutional Shares class does not reflect a 0.25% 12b-1 fee paid by Institutional Shares after its inception. The 12b-1 fee was discontinued on the effective date of the reorganization. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Mid Cap Value Fund is incorporated by reference into the SAI, which is available upon request. [TO BE UPDATED BY AMENDMENT]




 36 Janus Mid Cap Value Fund prospectus

JANUS MID CAP VALUE FUND - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                          Period from
                                                                        October 1, 2001
                                              Period ended                to May 16,
                                              September 30,                  2002                 Years ended September 30
                                         2003           2002(1)           (Unaudited)          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                             $17.88               $14.30           $14.43       $12.17        $9.33

      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                                0.02                 0.01             0.06         0.08         0.07
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                        (4.18)                 3.95             1.27         3.46         2.83
  4.  Total from investment
      operations                                         (4.16)                 3.96             1.33         3.54         2.90

      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                                --               (0.03)           (0.10)       (0.04)       (0.06)
  6.  Distributions (from capital
      gains)                                                 --               (0.35)           (1.36)       (1.24)           --
  7.  Total distributions                                    --               (0.38)           (1.46)       (1.28)       (0.06)
  8.  NET ASSET VALUE, END OF PERIOD                     $13.72               $17.88           $14.30       $14.43       $12.17
  9.  Total return*                                    (23.27)%                                 9.70%       31.11%       31.12%
 10.  Net assets, end of period (in
      thousands)                                       $111,101             $868,531         $148,505      $33,013      $22,918
 11.  Ratio of net expenses to
      average net assets(2)**                              .78%                1.14%            1.22%        1.59%        1.62%
 12.  Ratio of net investment
      income/(loss) to average net
      assets**                                             .83%                0.40%            0.78%        0.72%        0.54%
 13.  Portfolio turnover rate***                            65%                  35%             116%         129%         154%
-------------------------------------------------------------------------------------------------------------------------------


 (1) May 17, 2002 (inception) to September 30, 2002.

 (2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.

  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
*** Not annualized.

                                                        Financial highlights  37

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

 38  Janus Mid Cap Value Fund prospectus
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio managers may have to reinvest the

                                                Glossary of investment terms  39
               proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 40  Janus Mid Cap Value Fund prospectus

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts

                                                Glossary of investment terms  41
               and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back

 42  Janus Mid Cap Value Fund prospectus
               at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For "naked" short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  43

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                      February   , 2004


                           JANUS SMALL CAP VALUE FUND

                              INSTITUTIONAL SHARES


                            CLOSED TO NEW INVESTORS


                                   Prospectus


     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]


                         This Prospectus describes the Janus Small Cap Value Fund (the "Fund), a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Small Cap Value Fund....................    2
                   Fees and expenses.............................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    8
                   General portfolio policies....................   10
                   Risks.........................................   13
                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   17
                   Purchases.....................................   18
                   Exchanges.....................................   19
                   Redemptions...................................   20
                   Tax-deferred accounts.........................   20
                   Excessive trading.............................   21
                   Portfolio holdings disclosure policy..........   22
                   Shareholder account policies..................   23
                MANAGEMENT OF THE FUND
                   Investment adviser............................   25
                   Management expenses...........................   26
                   Subadviser....................................   26
                   Perkins Portfolio managers....................   27
                OTHER INFORMATION................................   28
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   32
                   Taxes.........................................   33
                FINANCIAL HIGHLIGHTS.............................   35
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   37
                   Futures, options and other derivatives........   40
                   Other investments, strategies and/or
                   techniques....................................   41


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

               Janus Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------
               JANUS SMALL CAP VALUE FUND seeks capital appreciation.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

               The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

               The Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flow or business franchise

 2  Janus Small Cap Value Fund prospectus

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

               Within the parameters of its specific investment policies discussed above, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.


               The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

                                                          Risk/return summary  3

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance of the Fund from year to year during the periods indicated. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Small Cap Value
               Fund - Institutional Shares were transferred to Janus Small Cap Value Fund - Institutional Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund - Institutional Shares, the predecessor to Janus Small Cap Value Fund - Institutional Shares. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


 4  Janus Small Cap Value Fund prospectus

               JANUS SMALL CAP VALUE FUND - INSTITUTIONAL SHARES



                 Annual returns for periods ended 12/31*
                                        6.70%   26.06%  25.60%  36.51%
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                  Average annual total return for periods ended 12/31/03
                                  ------------------------------------------------------
                                                          1 year     5 years    10 years
                 Janus Small Cap Value
                   Fund - Institutional Shares
                   Return Before Taxes
                   Return After Taxes on Distributions
                   Return After Taxes on Distributions
                     and Sale of Fund Shares*
                 Russell 2000 Value Index+
                   (reflects no deduction for expenses
                     or taxes)
                                                          -----------------------------



                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

                + The Russell 2000 Value Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value-stock performance.


               After-tax returns are calculated using distributions for Janus Small Cap Value Fund - Institutional Shares for the period April 22, 2003 to December 31, 2003 and for Berger Small Cap Value Fund - Institutional Shares for periods prior to April 22, 2003. If Janus Small Cap Value Fund - Institutional Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


                                                          Risk/return summary  5

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will differ from those shown.

               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.



               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


 6  Janus Small Cap Value Fund prospectus

                     ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                          Total Annual
                                                              Fund                     Net Annual
                                Management     Other       Operating      Expense    Fund Operating
                                   Fee        Expenses    Expenses(1)     Waivers     Expenses(1)
  Janus Small Cap Value Fund -
    Institutional Shares(2)       0.75%            %             %            %              %



 (1) All expenses are stated both with and without contractual expense waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until March 1, 2005.


 (2) For the fiscal period May 1, 2003 through October 31, 2003.


 EXAMPLE:

 The following example is based on expenses without waivers. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Small Cap Value Fund - Institutional Shares    $         $         $         $





                                                          Risk/return summary  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               Small Cap Value Fund seeks capital appreciation. In pursuing that objective, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.


               The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

               The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

               The Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flows, or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

 8  Janus Small Cap Value Fund prospectus

               The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As previously noted, market capitalization is an important investment criteria for the Fund.

4. HOW DO THE FUND'S PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Fund's portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due

             Investment objectives, principal investment strategies and risks  9 to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. As a result, the Fund may not achieve its investment objective. When the Fund's investments in cash or similar investments increase, it


 10  Janus Small Cap Value Fund prospectus
               may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


               OTHER TYPES OF INVESTMENTS

               To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


               - debt securities

               - indexed/structured securities


               - high-yield/high-risk bonds (less than 20% of the Fund's assets)


               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under

            Investment objectives, principal investment strategies and risks  11

               U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when the portfolio managers believe the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities
 12  Janus Small Cap Value Fund prospectus
               having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

            Investment objectives, principal investment strategies and risks  13

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong
 14  Janus Small Cap Value Fund prospectus
               financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?


               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.


5. THE FUND INVESTS IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

            Investment objectives, principal investment strategies and risks  15

                           JANUS SMALL CAP VALUE FUND
                              INSTITUTIONAL SHARES


                              Shareholder's Guide


                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Fund. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               ALTHOUGH THE FUND IS CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S GUIDE MAY CONTINUE TO INVEST IN THE FUND. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF A FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUND MAY RESUME SALES OF ITS SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.


               THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.


MINIMUM INVESTMENTS


               The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the


                                  Shareholder's guide - Institutional Shares  17

               Trustees. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.


               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


               Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. Generally, current Fund shareholders may not open new accounts in a closed fund, unless an existing Fund account is being re-registered as a different account type.


               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including any minimum initial or subsequent investment requirements.


               The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading" below.


 18  Janus Small Cap Value Fund prospectus

               SYSTEMATIC PURCHASE PLAN



               You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


EXCHANGES


               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into Institutional Shares of other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for qualified plan accounts).


               - You may exchange Institutional Shares of the Fund only for
                 Institutional Shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.


               - You must meet the minimum investment amount for each Fund.



               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."



               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.



                                  Shareholder's guide - Institutional Shares  19

REDEMPTIONS


               REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.


               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.


               Shares of the Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.



               SYSTEMATIC WITHDRAWAL PLAN



               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Although the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that cur-


 20  Janus Small Cap Value Fund prospectus
               rently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.



EXCESSIVE TRADING



               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes that the trading activity in the account(s) would be disruptive to a Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency


                                  Shareholder's guide - Institutional Shares  21
               of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.



               The exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top ten portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top ten holdings.


 22  Janus Small Cap Value Fund prospectus

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

               A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.


               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Generally, current Fund shareholders may not open new accounts in a closed Fund, unless an existing Fund account is being re-registered as a different account type. As set forth in this Shareholder's Guide, no financial intermediaries or plan sponsors will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts, except sponsors of certain wrap programs with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.


               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Fund distributes dividend information annually.

                                  Shareholder's guide - Institutional Shares  23

               You will receive annual and semiannual reports including the financial statements of the Fund that you have authorized for investment through your financial intermediary or plan sponsor. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.

 24  Janus Small Cap Value Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of its investment portfolio and Janus Capital is responsible for other business affairs of the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.


               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to the Fund's predecessor until the reorganization of Berger Small Cap Value Fund into the Fund.

                                                      Management of the Fund  25

MANAGEMENT EXPENSES


               The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, the Fund paid total management fees of 0.75% for the fiscal period April 21, 2003 through October 31, 2003. For the period October 1, 2002 through April 21, 2003, the Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.78% of its average daily net assets.


               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISER


               PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund and served as adviser or subadviser to the Fund's predecessor since its inception in 1985. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of the Fund, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


 26  Janus Small Cap Value Fund prospectus

PERKINS PORTFOLIO MANAGERS

ROBERT H. PERKINS
--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Small Cap Value Fund, and he managed the Fund's predecessor since its inception in 1985. As lead Co-Manager, Mr. Perkins is responsible for the daily decisions of Small Cap Value's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.


THOMAS M. PERKINS
--------------------------------------------------------------------------------

                   is a Co-Manager of Janus Small Cap Value Fund and he managed the Fund's predecessor since 1999. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


                                                      Management of the Fund  27

OTHER INFORMATION
--------------------------------------------------------------------------------


               CLASSES OF SHARES



               Janus Small Cap Value Fund currently offers two classes of shares, both of which are closed to new investors. However, current investors of the Fund may continue to invest in the Fund and/or open new Fund accounts. This Prospectus only describes the Institutional Shares of Janus Small Cap Value Fund which are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Investor Shares of Janus Small Cap Value Fund are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Investor Shares, please call 1-800-29JANUS.



               CLOSED FUND POLICIES



               The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Although sales to new investors have generally been discontinued, existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions through such accounts, absent highly unusual circumstances. In addition, the following types of investors may open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries may open new Fund accounts directly with Janus; (2) new participants in employer-sponsored retirement plans that currently offer one or more Funds as an investment option may direct contributions to that Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans may add a closed Fund as an investment option; and (3) sponsors of certain wrap programs


 28  Janus Small Cap Value Fund prospectus
               with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.


                                                           Other information  29

               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus


 30  Janus Small Cap Value Fund prospectus

               Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.


               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share.

 32  Janus Small Cap Value Fund prospectus

               Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.




TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


                                                     Distributions and taxes  33

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 34  Janus Small Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights table is intended to help you understand the Fund's financial performance. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For periods prior to April 21, 2003, the information for the Fund has been derived from the financial statements of Berger Small Cap Value Fund, which was reorganized into the Fund on that date. Berger Small Cap Value Fund had a fiscal year end of September
               30. Following the reorganization, the Fund changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Small Cap Value Fund is incorporated by reference into the SAI, which is available upon request. [TO BE UPDATED BY AMENDMENT]




                                                        Financial highlights  35

JANUS SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------
                                   Year ended
                                  October 31st                     Years ended September 30
                                      2003             2002            2001           2000          1999
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                             $           $24.58          $24.87        $21.00        $17.63
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                               0.12            0.28          0.33          0.04
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                                   (0.13)            1.42          4.01          4.28
  4.  Total from investment
      operations                                        (0.01)            1.70          4.34          4.32
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                                (0.24)          (0.39)        (0.24)        (0.14)
  6.  Distributions (from
      capital gains)                                    (2.25)          (1.60)        (0.23)        (0.81)
  7.  Total distributions                               (2.49)          (1.99)        (0.47)        (0.95)
  8.  NET ASSET VALUE, END OF
      PERIOD                                $           $22.08          $24.58        $24.87        $21.00
  9.  Total return                          %          (2.13)%           6.93%        21.09%        25.18%
 10.  Net assets, end of period
      (in thousands)                        $       $1,223,227      $1,185,004      $862,318      $414,347
 11.  Ratio of net expenses to
      average net assets(1)                 %            0.82%           0.84%         0.88%         1.01%
 12.  Ratio of net investment
      income/(loss) to average
      net assets                            %            0.53%           1.26%         1.99%         1.69%
 13.  Portfolio turnover rate               %              39%             47%           72%           66%
----------------------------------------------------------------------------------------------------------


(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.

 36  Janus Small Cap Value Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

                                                Glossary of investment terms  37
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

 38  Janus Small Cap Value Fund prospectus

               In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority

                                                Glossary of investment terms  39
               of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer

 40  Janus Small Cap Value Fund prospectus
               the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

                                                Glossary of investment terms  41

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For "naked" short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 42  Janus Small Cap Value Fund prospectus

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                      February   , 2004


                               JANUS TWENTY FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus


     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Twenty Fund.............................    2
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    7
                   General portfolio policies....................    8
                   Risks.........................................   11

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   16
                   Purchases.....................................   17
                   Exchanges.....................................   18
                   Redemptions...................................   18
                   Tax-deferred accounts.........................   19
                   Excessive trading.............................   20
                   Shareholder account policies..................   21

                MANAGEMENT OF THE FUND
                   Investment adviser............................   23
                   Management expenses...........................   23
                   Portfolio manager.............................   24

                OTHER INFORMATION................................   25

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   29
                   Taxes.........................................   30

                FINANCIAL HIGHLIGHTS.............................   32

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   33
                   Futures, options and other derivatives........   36
                   Other investments, strategies and/or
                   techniques....................................   37



                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS TWENTY FUND

               Janus Twenty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------

               JANUS TWENTY FUND seeks long-term growth of capital.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign equity and debt securities.

               The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.


               The Fund invests primarily in a core group of 20-30 common stocks selected for their growth potential.


 2  Janus Twenty Fund prospectus

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.

               The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index and to an additional index intended to reflect the market sectors in which the Fund invests. [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  3

               JANUS TWENTY FUND


                 Annual returns for calendar years ended 12/31
                                        (6.73%) 36.22%  27.85%  29.70%  73.39%  64.90%  (32.42%) (29.20%) (24.02%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Twenty Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*
                S&P 500 Index+
                  (reflects no deduction
                    for expenses or taxes)
                Russell Top 200 Growth
                  Index++
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Use eliminate extra space The S&P 500 is the Standard & Poor's
                                           Composite Index of 500 Stocks, a
                                           widely recognized, unmanaged index of
                                           common stock prices.
               ++ The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell Top 200 Growth Index began December 30, 1985.



 4  Janus Twenty Fund prospectus

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.



               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]



               ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                           Management     Other      Total Annual Fund
                                              Fee        Expenses    Operating Expenses
  Janus Twenty Fund                           0.65%           %                %


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       1 Year    3 Years    5 Years    10 Years
                                                      -----------------------------------------
  Janus Twenty Fund                                     $          $          $         $


 6  Janus Twenty Fund prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               Janus Twenty Fund seeks long-term growth of capital. It pursues its objective by investing primarily in a core group of 20-30 common stocks selected for their growth potential.


               The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


               Consistent with its investment objective and policies, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio manager may sell a Fund holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio manager finds a better investment opportunity. The portfolio manager may also sell a Fund holding to meet redemptions.


               Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

              Investment objective, principal investment strategies and risks  7

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Fund does not emphasize companies of a particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.


GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When the Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the

 8  Janus Twenty Fund prospectus

               Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


               OTHER TYPES OF INVESTMENTS

               To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of the Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity

              Investment objective, principal investment strategies and risks  9 needs) or for non-hedging purposes such as seeking to enhance return


               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include


 10  Janus Twenty Fund prospectus
               significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the

             Investment objective, principal investment strategies and risks  11 stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK
   PROFILE?


               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may have significant exposure to multiple companies in a particular industry.

 12  Janus Twenty Fund prospectus

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including

             Investment objective, principal investment strategies and risks  13 forward currency contracts, to manage currency rate risk. The portfolio manager believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgment proves incorrect.


6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 14  Janus Twenty Fund prospectus

                               JANUS TWENTY FUND

                              Shareholder's Guide

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Fund. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               ALTHOUGH THE FUND IS CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S GUIDE MAY CONTINUE TO INVEST IN THE FUND. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF THE FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUND MAY RESUME SALES OF ITS SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.


               CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to


 16 Janus Twenty Fund prospectus
               purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.


               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


               Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. Generally, current Fund shareholders may not open new accounts in a closed fund, unless an existing Fund account is being re-registered as a different account type.


               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including any minimum initial or subsequent investment requirements.


               The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading".



               SYSTEMATIC PURCHASE PLAN



               You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


                                                         Shareholder's guide  17

EXCHANGES


               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for qualified plan accounts).


               - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for each Fund.


               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."


REDEMPTIONS

               REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in

 18 Janus Twenty Fund prospectus
               kind, automatic redemption and delays in honoring redemption requests.


               Shares of the Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.



               SYSTEMATIC WITHDRAWAL PLAN



               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Although the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company,


                                                         Shareholder's guide  19
               subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.



EXCESSIVE TRADING



               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes that the trading activity in the account(s) would be disruptive to a Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may


 20 Janus Twenty Fund prospectus
               be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.



               The exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top five portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top five holdings.


SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

                                                         Shareholder's guide  21

               A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.


               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Generally, current Fund shareholders may not open new accounts in a closed Fund, unless an existing Fund account is being re-registered as a different account type. As set forth in this Shareholder's Guide, no financial intermediaries or plan sponsors will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts.


               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Fund distributes dividend information annually.


               You will receive annual and semiannual reports including the financial statements of the Fund that you have authorized for investment through your financial intermediary or plan sponsor. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.


 22 Janus Twenty Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital is also responsible for other business affairs of the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.


MANAGEMENT EXPENSES

               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund

                                                      Management of the Fund  23
               must pay. For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.65% of its average daily net assets.

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO MANAGER

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. Mr. Schoelzel served as Portfolio Manager of Janus Olympus
                   Fund from its inception to August 1997. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from Colorado College.

 24 Janus Twenty Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------


               CLOSED FUND POLICIES



               The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Although sales to new investors have generally been discontinued, existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions through such accounts, absent highly unusual circumstances. In addition, the following types of investors may open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries may open new Fund accounts directly with Janus; and (2) new participants in employer-sponsored retirement plans that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans may add a closed Fund as an investment option.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.


                                                           Other information  25

               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund


 26  Janus Twenty Fund prospectus
               shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc.

                                                           Other information  27
               at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28  Janus Twenty Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.


               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends

                                                     Distributions and taxes  29
               paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


 30  Janus Twenty Fund prospectus

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI. [TO BE UPDATED BY AMENDMENT]



JANUS TWENTY FUND
------------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD           $        $36.31        $71.07       $69.72       $42.98
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                     0.21          0.32           --         0.21
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                          (5.71)       (33.33)         5.62        26.97
  4.  Total from investment operations                        (5.50)       (33.01)         5.62        27.18
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)                  (0.34)            --       (0.19)       (0.14)
  6.  Distributions (from capital gains)                          --        (1.75)       (4.08)       (0.30)
  7.  Total distributions                                     (0.34)        (1.75)       (4.27)       (0.44)
  8.  NET ASSET VALUE, END OF PERIOD                 $        $30.47        $36.31       $71.07       $69.72
  9.  Total return                                   %      (15.35)%      (47.43)%        7.40%       63.51%
 10.  Net assets, end of period (in
      millions)                                      $       $10,107       $14,378      $31,008      $28,793
 11.  Average net assets for the period (in
      millions)                                      $       $12,573       $20,321      $34,529      $22,207
 12.  Ratio of gross expenses to average net
      assets                                         %         0.84%         0.84%        0.86%        0.88%
 13.  Ratio of net expenses to average net
      assets                                         %         0.83%         0.84%        0.85%        0.87%
 14.  Ratio of net investment income/(loss)
      to average net assets                          %         0.56%         0.63%      (0.13)%        0.40%
 15.  Portfolio turnover rate                        %           53%           50%          27%          40%
------------------------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 32  Janus Twenty Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  33

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security

 34  Janus Twenty Fund prospectus
               subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  35

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts

 36  Janus Twenty Fund prospectus
               and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return

                                                Glossary of investment terms  37
               for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 38  Janus Twenty Fund prospectus

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020

                    Investment Company Act File No. 811-1879

                                      February   , 2004





                               JANUS VENTURE FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus


     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Venture Fund............................    2
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    7
                   General portfolio policies....................    8
                   Risks.........................................   12

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   17
                   Purchases.....................................   18
                   Exchanges.....................................   19
                   Redemptions...................................   19
                   Tax-deferred accounts.........................   20
                   Excessive trading.............................   21
                   Shareholder account policies..................   22

                MANAGEMENT OF THE FUND
                   Investment adviser............................   24
                   Management expenses...........................   24
                   Portfolio manager.............................   25

                OTHER INFORMATION................................   26

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   30
                   Taxes.........................................   31

                FINANCIAL HIGHLIGHTS.............................   33

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   35
                   Futures, options and other derivatives........   38
                   Other investments, strategies and/or
                   techniques....................................   39



                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS VENTURE FUND


               Janus Venture Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.


1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------

               JANUS VENTURE FUND seeks capital appreciation.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign equity and debt securities.

               The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

               The Fund invests in equity securities of U.S. and foreign companies selected for their potential for capital appreciation. The Fund normally invests at least 50% of its equity assets in small-sized companies.

 2  Janus Venture Fund prospectus

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.

               The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  3

               JANUS VENTURE FUND


                 Annual returns for calendar years ended 12/31
                                        5.46%   26.46%  8.02%   12.62%  23.22%  140.71% (45.77%) (11.93%) (27.24%)
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Venture Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*
                Russell 2000(R) Index+
                  (reflects no deduction
                    for expenses or taxes)
                Russell 2000 Growth Index++
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The Russell 2000(R) Index is an index that measures the
                 performance of the 2,000 smallest companies in the Russell 3000 Index with an average market capitalization of approximately
                 $        as of December 31, 2003.

               ++  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

 4  Janus Venture Fund prospectus
               impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.



               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]



               ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                           Management     Other      Total Annual Fund
                                              Fee        Expenses    Operating Expenses
  Janus Venture Fund                         0.65%            %                %


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                              1 Year     3 Years    5 Years    10 Years
                                              -----------------------------------------
  Janus Venture Fund                            $         $          $          $


 6  Janus Venture Fund prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Venture Fund seeks capital appreciation. Normally, the Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

               The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


               Consistent with its investment objective and policies, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio manager may sell a Fund holding if, among other things, the security reaches the portfolio manager's price target, if the


              Investment objective, principal investment strategies and risks  7 company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio manager finds a better investment opportunity. The portfolio manager may also sell a Fund holding to meet redemptions.

               Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criteria for the Fund.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market

 8  Janus Venture Fund prospectus
               fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               When the Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


               OTHER TYPES OF INVESTMENTS

               To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


               - debt securities

               - indexed/structured securities

              Investment objective, principal investment strategies and risks  9

               - high-yield/high-risk bonds (less than 35% of the Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have


 10  Janus Venture Fund prospectus
               favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in

             Investment objective, principal investment strategies and risks  11 the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may have significant exposure to multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors

 12  Janus Venture Fund prospectus
               other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

             Investment objective, principal investment strategies and risks  13

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?


               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio manager believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgment proves incorrect.


5. THE FUND NORMALLY INVESTS AT LEAST 50% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition

 14  Janus Venture Fund prospectus
               from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

             Investment objective, principal investment strategies and risks  15

                               JANUS VENTURE FUND

                              Shareholder's Guide

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Fund. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.


               CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to


                                                         Shareholder's guide  17
               purchase or redeem the Fund's shares to the extent the Fund is invested in such markets.


               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


               Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. Generally, current Fund shareholders may not open new accounts in a closed fund, unless an existing Fund account is being re-registered as a different account type.


               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including any minimum initial or subsequent investment requirements.


               The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading".



               SYSTEMATIC PURCHASE PLAN



               You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


 18  Janus Venture Fund prospectus

EXCHANGES


               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for qualified plan accounts).


               - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for each Fund.


               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."


REDEMPTIONS

               REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in

                                                         Shareholder's guide  19
               kind, automatic redemption and delays in honoring redemption requests.


               Shares of the Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.



               SYSTEMATIC WITHDRAWAL PLAN



               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Although the Fund is closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Fund will generally not be able to add the Fund as an investment option. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company,


 20  Janus Venture Fund prospectus
               subsidiary, sister company or otherwise) may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.



EXCESSIVE TRADING



               The Fund is intended for long-term investment purposes only. The Fund will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Fund will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in the Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Fund reserves the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if it believes that the trading activity in the account(s) would be disruptive to a Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund's exchange limits or excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may


                                                         Shareholder's guide  21
               be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.



               The exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Fund's full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Fund's top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Fund will disclose its top ten portfolio holdings. The Fund will also provide the percentage of its total portfolio that is represented by its top ten holdings.


SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

 22  Janus Venture Fund prospectus

               A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.


               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Generally, current Fund shareholders may not open new accounts in a closed Fund, unless an existing Fund account is being re-registered as a different account type. As set forth in this Shareholder's Guide, no financial intermediaries or plan sponsors will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts.


               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Fund distributes dividend information annually.


               You will receive annual and semiannual reports including the financial statements of the Fund that you have authorized for investment through your financial intermediary or plan sponsor. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.


                                                         Shareholder's guide  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital is also responsible for other business affairs of the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.


MANAGEMENT EXPENSES

               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund

 24  Janus Venture Fund prospectus
               must pay. For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.65% of its average daily net assets.

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO MANAGER

WILLIAM H. BALES
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado.


                                                      Management of the Fund  25

OTHER INFORMATION


--------------------------------------------------------------------------------



               CLOSED FUND POLICIES



               The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Although sales to new investors have generally been discontinued, existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions through such accounts, absent highly unusual circumstances. In addition, the following types of investors may open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries may open new Fund accounts directly with Janus; and (2) new participants in employer-sponsored retirement plans that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans may add a closed fund as an investment option.



               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to


 26  Janus Venture Fund prospectus
               exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a


                                                           Other information  27
               request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc.

 28  Janus Venture Fund prospectus

               ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  29

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.


               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share.

 30  Janus Venture Fund prospectus

               Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


                                                     Distributions and taxes  31

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 32  Janus Venture Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI. [TO BE UPDATED BY AMENDMENT]


                                                        Financial highlights  33

JANUS VENTURE FUND
---------------------------------------------------------------------------------------------
                                                       Years ended October 31st
                                           2003       2002       2001       2000       1999
  1.  NET ASSET VALUE, BEGINNING OF             $     $36.99     $82.39    $89.71     $49.81
      PERIOD
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                               --         --        --         --
  3.  Net gains or (losses) on                        (5.40)    (29.02)      6.94      44.31
      securities (both realized and
      unrealized)
  4.  Total from investment operations                (5.40)    (29.02)      6.94      44.31
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment                      --         --        --         --
      income)
  6.  Distributions (from capital                         --    (16.38)   (14.26)     (4.41)
      gains)
  7.  Total distributions                      --               (16.38)   (14.26)     (4.41)
  8.  NET ASSET VALUE, END OF PERIOD            $     $31.59     $36.99    $82.39     $89.71
  9.  Total return                              %   (14.60)%   (40.67)%     3.79%     94.42%
 10.  Net assets, end of period (in             $       $756     $1,009    $1,923     $1,860
      millions)
 11.  Average net assets for the period         $       $993     $1,313    $2,504     $1,351
      (in millions)
 12.  Ratio of gross expenses to                %      0.88%      0.87%     0.87%      0.93%
      average net assets
 13.  Ratio of net expenses to average          %      0.87%      0.86%     0.86%      0.92%
      net assets
 14.  Ratio of net investment                   %    (0.73)%    (0.36)%   (0.35)%    (0.55)%
      income/(loss) to average net
      assets
 15.  Portfolio turnover rate                   %        90%        70%       87%       104%
---------------------------------------------------------------------------------------------


* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 34  Janus Venture Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

                                                Glossary of investment terms  35
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Fund may have to reinvest the proceeds from the

 36  Janus Venture Fund prospectus
               securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  37

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts

 38  Janus Venture Fund prospectus
               and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return

                                                Glossary of investment terms  39
               for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 40  Janus Venture Fund prospectus

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020

                    Investment Company Act File No. 811-1879

                                 February   , 2004




                                 Janus Flexible Income Fund
                                 Janus High-Yield Fund
                                 Janus Short-Term Bond Fund
                                 Janus Federal Tax-Exempt Fund
                                 Janus Money Market Fund
                                 Janus Tax-Exempt Money Market Fund
                                 Janus Government Money Market Fund

                               JANUS INCOME FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Fixed-income funds............................    2
                   Money market funds............................   10
                   Fees and expenses.............................   14
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Fixed-income funds............................   17
                   Money market funds............................   27
                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   36
                   Minimum investments...........................   37
                   Types of account ownership....................   37
                   To open an account or buy shares..............   40
                   To exchange shares............................   41
                   To sell shares................................   41
                   Excessive trading.............................   44
                   Shareholder services and account policies.....   51
                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   57
                   Management expenses...........................   58
                   Portfolio managers............................   59
                OTHER INFORMATION................................   61
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   65
                   Distribution options..........................   67
                   Taxes.........................................   68
                FINANCIAL HIGHLIGHTS.............................   70
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   78
                   Futures, options and other derivatives........   83
                   Other investments, strategies and/or
                   techniques....................................   84
                RATING CATEGORIES
                   Explanation of rating categories..............   86


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund are designed for long-term investors who primarily seek current income. Janus Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME FUNDS?

--------------------------------------------------------------------------------
               - JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

               - JANUS HIGH-YIELD FUND seeks to obtain high current income.
                 Capital appreciation is a secondary objective when consistent with its primary objective.

               - JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.

               - JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of
                 current income exempt from federal income tax as is consistent with preservation of capital.


               The Funds' Trustees may change these objectives or, except as otherwise indicated, the Funds' principal investment policies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any changes to its policy to invest at least 80% of its net assets in the type of securities suggested by its name. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective(s).


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME FUNDS?

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and

 2  Janus Income Funds prospectus
               consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each of the Fixed-Income Funds may invest without limit in foreign debt and equity securities.


               JANUS FLEXIBLE INCOME FUND invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.


               JANUS HIGH-YIELD FUND invests, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.


               JANUS SHORT-TERM BOND FUND invests, under normal circumstances, at least 80% of its net assets in debt securities such as corporate bonds or notes, or government securities, including agency securities. It implements this policy by investing primarily in short- and intermediate-term fixed-income securities and may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average weighted effective maturity of 3 years or less under normal circumstances.


               JANUS FEDERAL TAX-EXEMPT FUND invests primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

                                                          Risk/return summary  3

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME FUNDS?

               Although the Fixed-Income Funds may be less volatile than funds that invest most of their assets in common stocks, the Funds' returns and yields will vary, and you could lose money.


               The Funds invest in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Funds' net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fixed-Income Funds is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


               At times, JANUS FEDERAL TAX-EXEMPT FUND may invest more than 25% of its assets in tax-exempt securities related in such a way that a negative economic, business or political development or change affecting the invested security could also negatively affect other securities in the same category.

               Each of the Fixed-Income Funds may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Funds may vary significantly, depending upon their holdings of high-yield/high-risk bonds.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4  Janus Income Funds prospectus

               The following information provides some indication of the risks of investing in the Fixed-Income Funds by showing how each of the Fixed-Income Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


               JANUS FLEXIBLE INCOME FUND


                 Annual returns for calendar years ended 12/31
                                        (2.92%) 21.15%  6.88%   11.43%  8.84%   0.46%   4.89%   7.23%   9.93%
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year   5 years   10 years       (7/7/87)
                Janus Flexible Income Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*
                Lehman Brothers Gov't/Credit
                  Index+
                  (reflects no deduction for
                  expenses or taxes)
                                              -----------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk/return summary  5

               JANUS HIGH-YIELD FUND


                 Annual returns for calendar years ended 12/31
                                        23.99%  15.47%  0.97%   5.54%   2.50%   4.59%   2.56%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                                         1 year   5 years     (12/29/95)
                Janus High-Yield Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*
                Lehman Brothers High-Yield Bond Index+
                  (reflects no deduction for fees,
                  expenses or taxes)
                                                         ------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers High-Yield Bond Index is composed of
                 fixed-rate, publicly issued, noninvestment grade debt.

 6  Janus Income Funds prospectus

               JANUS SHORT-TERM BOND FUND


                 Annual returns for calendar years ended 12/31
                                        0.35%   7.95%   6.19%   6.61%   6.77%   2.91%   7.74%   6.85%   3.57%
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                       Average annual total return for periods ended 12/31/03
                                       ------------------------------------------------------
                                                                              Since Inception
                                                1 year   5 years   10 years      (9/1/92)
                Janus Short-Term Bond Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*
                Lehman Brothers Gov't/Credit
                  1-3 Year Index+
                  (reflects no deduction for
                  expenses or taxes)
                                                ---------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Gov't/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

                                                          Risk/return summary  7

               JANUS FEDERAL TAX-EXEMPT FUND


                 Annual returns for calendar years ended 12/31
                                        (7.77%) 15.84%  4.71%   8.98%   5.31%   (4.39%) 8.91%   3.14%   9.39%
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                       Average annual total return for periods ended 12/31/03
                                       ------------------------------------------------------
                                                                              Since Inception
                                                1 year   5 years   10 years      (5/3/93)
                Janus Federal Tax-Exempt Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*
                Lehman Brothers Municipal Bond
                  Index+
                  (reflects no deduction for
                  expenses or taxes)
                                                ---------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Municipal Bond Index is composed of
                 approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown

 8  Janus Income Funds prospectus
               above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Funds' current yields.

               The Fixed-Income Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  9

MONEY MARKET FUNDS

               The Money Market Funds are designed for investors who seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Janus Tax-Exempt Money Market Fund has a policy of investing at least 80% of net assets in the type of securities suggested by its name. Janus Tax-Exempt Money Market Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will

 10  Janus Income Funds prospectus
               invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Although United States government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. government agencies and instrumentalities may be significant.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they

                                                         Risk/return summary  11
               hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.


               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Investor Shares Class of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. [TO BE UPDATED BY AMENDMENT]


               JANUS MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        5.06%   5.25%   5.20%   4.77%   6.05%   3.78%   1.38%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:


 12  Janus Income Funds prospectus

               JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        3.18%   3.22%   3.20%   2.89%   3.64%   2.42%   1.03%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:


               JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        4.97%   5.11%   5.06%   4.66%   5.94%   3.73%   1.33%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



               The 7-day yield on December 31, 2003 was   % for Janus Money
               Market Fund - Investor Shares;   % for Janus Tax-Exempt Money
               Market Fund - Investor Shares; and   % for Janus Government Money
               Market Fund - Investor Shares, respectively. For the Funds' current yields, call Janus XpressLine(TM) at 1-888-979-7737.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                         Risk/return summary  13

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2003.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for three months or less you may pay a redemption fee.





               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


 14  Janus Income Funds prospectus

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


  Sales Charges                                                  None
  Redemption Fee on shares of Janus High-Yield Fund held for
   three months or less (as a % of amount redeemed)             1.00%(1)
  Exchange Fee                                                   None(2)



                         ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                      Janus                Janus        Janus Short-Term    Janus Federal
                               Flexible Income Fund   High-Yield Fund      Bond Fund       Tax-Exempt Fund
  Management Fee                          %                    %                  %                  %
  Other Expenses                          %                    %                  %                  %
  Total Annual Fund Operating
    Expenses(3)                           %                    %                  %                  %
  Expense Waivers                         %                    %                  %                  %
  Net Annual Fund Operating
    Expenses(3)                           %                    %                  %                  %



                                            Janus Money     Janus Tax-Exempt    Janus Government
  Investor Shares                           Market Fund     Money Market Fund   Money Market Fund
  Management Fee                                0.20%              0.20%               0.20%
  Other Expenses                                    %                  %                   %
  Total Annual Fund Operating
    Expenses(3)                                     %                  %                   %
  Expense Reductions                                %                  %                   %
  Net Annual Fund Operating Expenses(3)             %                  %                   %



  (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.


  (2) An exchange of Janus High-Yield Fund shares held for three months or less may be subject to the Fund's 1.00% redemption fee. Effective March 1, 2004, the Fund's redemption fee will increase to 2.00% on shares purchased on or after that date.




  (3) Total Annual Fund Operating Expenses are stated both with and without contractual expense waivers or reductions by Janus Capital. Janus Capital has contractually agreed to continue to waive or reduce the Funds' total operating expenses by the amount indicated in the "Expense Waivers" or "Expense Reductions" row until at least March 1, 2005.


                                                         Risk/return summary  15

  EXAMPLE:

  THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses without waivers or reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                            1 Year   3 Years   5 Years   10 Years
                                                            -------------------------------------
  Janus Flexible Income Fund                                 $        $         $         $
  Janus High-Yield Fund                                      $        $         $         $
  Janus Short-Term Bond Fund                                 $        $         $         $
  Janus Federal Tax-Exempt Fund                              $        $         $         $
  Janus Money Market Fund - Investor Shares                  $        $         $         $
  Janus Tax-Exempt Money Market Fund - Investor Shares       $        $         $         $
  Janus Government Money Market Fund - Investor Shares       $        $         $         $


 16  Janus Income Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               This section takes a closer look at the investment objectives of each of the Fixed-Income Funds, their principal investment strategies and certain risks of investing in the Fixed-Income Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               JANUS FLEXIBLE INCOME FUND

               Janus Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


            Investment objectives, principal investment strategies and risks  17

               JANUS HIGH-YIELD FUND
               Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.

               JANUS SHORT-TERM BOND FUND

               Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. It invests, under normal circumstances, at least 80% of its net assets in short- and intermediate term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.


               "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

               JANUS FEDERAL TAX-EXEMPT FUND
               Janus Federal Tax-Exempt Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. It pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

 18  Janus Income Funds prospectus

               The following questions and answers are designed to help you better understand the Fixed-Income Funds' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?

               A portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his or her analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects

            Investment objectives, principal investment strategies and risks  19 both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.



6. WHAT ARE U.S. GOVERNMENT SECURITIES?



               The Funds may invest in U.S. government securities. U.S. government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.


 20  Janus Income Funds prospectus

GENERAL PORTFOLIO POLICIES


               Unless otherwise stated, in investing their portfolio assets, the Funds will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION

               When a Fixed-Income Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. When a Fixed-Income Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.


               OTHER TYPES OF INVESTMENTS

               To achieve their objectives, the Fixed-Income Funds invest primarily in fixed-income securities, which may include corporate


            Investment objectives, principal investment strategies and risks  21 bonds and notes, government securities, including agency securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. These securities and strategies may include:


               - common stocks

               - pass-through securities including mortgage- and asset-backed securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets)

               - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain

 22  Janus Income Funds prospectus
               restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign debt and equity securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


               SPECIAL SITUATIONS

               Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having

            Investment objectives, principal investment strategies and risks  23 reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Janus High-Yield Fund and Janus Flexible Income Fund have historically had relatively high portfolio turnover due to the nature of the securities in which these Funds invest. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Funds.

 24  Janus Income Funds prospectus

1. HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

               The chart below shows that the Fixed-Income Funds differ in terms of the type, credit quality and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                         Primary                        Interest
                                     Investment Type      Credit Risk   Rate Risk
---------------------------------------------------------------------------------
  Janus Flexible Income Fund      Corporate Bonds         High          High
  Janus High-Yield Fund           Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund      Corporate Bonds         Moderate      Low
  Janus Federal Tax-Exempt Fund   Municipal Securities    Low           High

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

            Investment objectives, principal investment strategies and risks  25

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependant on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

               Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?


               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.


6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors

 26  Janus Income Funds prospectus
               other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

MONEY MARKET FUNDS

               This section takes a closer look at the investment objective of each of the Money Market Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by

            Investment objectives, principal investment strategies and risks  27 investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

 28  Janus Income Funds prospectus

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities


               - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment


               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

            Investment objectives, principal investment strategies and risks  29

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)


               - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment


               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

 30  Janus Income Funds prospectus

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

            Investment objectives, principal investment strategies and risks  31

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:


               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)


               - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES

               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.


               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

 32  Janus Income Funds prospectus

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

            Investment objectives, principal investment strategies and risks  33

--------------------------------------------------------------------------------

                               JANUS INCOME FUNDS
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

 36  Janus Income Funds prospectus

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners. You may open and maintain this type of account on janus.com.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

                                                        Shareholder's manual  37

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               INVESTING FOR YOUR RETIREMENT


               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

 38  Janus Income Funds prospectus

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next NAV calculated after your order is duly processed after received in good order.

                                                        Shareholder's manual  39

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 40  Janus Income Funds prospectus

    TO EXCHANGE SHARES                  TO SELL SHARES



    ONLINE AT www.janus.com             ONLINE AT www.janus.com
    ------------------------------      ------------------------------
    - Exchanges may be made online      - Redemptions may be made
      at janus.com.                       online at janus.com.



    BY TELEPHONE                        BY TELEPHONE
    ------------------------------      ------------------------------
    - All accounts are                  - All accounts are
      automatically eligible to           automatically eligible to
      exchange shares by                  sell shares by telephone. To
      telephone. To exchange all          sell all or a portion of
      or a portion of your shares         your shares, call Janus
      into any other available            XpressLine(TM) or a Janus
      Janus fund, call Janus              Representative. The Funds
      XpressLine(TM) or a Janus           reserve the right to limit
      Representative.                     the dollar amount of shares
                                          that you may redeem from
                                          your account by telephone.



                                        BY WIRE
                                        ------------------------------
                                        - You can redeem shares by
                                          wire. For wiring
                                          instructions, call a Janus
                                          Representative.



    BY MAIL/IN WRITING                  BY MAIL/IN WRITING
    ------------------------------      ------------------------------
    - To request an exchange in         - To request a redemption in
      writing, please follow the          writing, please follow the
      instructions in the "Written        instructions in the "Written
      Instructions" section of            Instructions" section of
      this manual.                        this manual.



    BY SYSTEMATIC EXCHANGE              BY SYSTEMATIC REDEMPTION
    ------------------------------      ------------------------------
    - You determine the amount of       - This option allows you to
      money you would like                sell shares worth a specific
      automatically exchanged from        dollar amount from your
      one Fund account to another         account on a regular basis.
      on any day of the month. You
      may establish this program
      for as little as $100 per
      exchange.
    ------------------------------      ------------------------------
     Note: For more information,         Note: Also refer to the
           refer to the "Exchange              "Payment of Redemption
           Policies" section of                Proceeds" section of
           this manual.                        this manual for more
                                               information.

                                                        Shareholder's manual  41

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. If your ACH purchase fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next net asset value determined after we receive good funds.



               - Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription

 42  Janus Income Funds prospectus
                 period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by a Fund.


               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

               Note: For the fastest and easiest way to exchange shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

                                                        Shareholder's manual  43

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - An exchange from Janus High-Yield Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.


EXCESSIVE TRADING



               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive


 44  Janus Income Funds prospectus
               short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Funds will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.


                                                        Shareholder's manual  45

               The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.




PAYMENT OF REDEMPTION PROCEEDS


               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).


                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.


               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.




               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.

 46  Janus Income Funds prospectus

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.


REDEMPTION FEE



               Redemptions (and exchanges) of shares from Janus High-Yield Fund held for three months or less may be subject to the Fund's redemption fee. Currently, the redemption fee is 1.00% of a shareholder's redemption proceeds. Effective March 1, 2004, the Fund's redemption fee will increase to 2.00% on shares purchased on or after that date. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.



               Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.



               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.


                                                        Shareholder's manual  47

               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund;
               (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). For Fund shares purchased through a financial intermediary, shareholders should contact their financial intermediary or refer to their plan documents for more information on whether the redemption fee is applied to their shares.



               In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.


WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

 48  Janus Income Funds prospectus

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see

                                                        Shareholder's manual  49
               if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day") (and, in the case of the Money Market Funds, the Federal Reserve Banks are also open ("bank business day")) except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. In order to receive same day dividends for the Money Market Funds, your purchase request must be received by 3:00 p.m. New York time for the Janus Money Market Fund, 5:00 p.m. New York time for the Janus Government Money Market Fund and 12:00 p.m. New York time for the Janus Tax-Exempt Money Market Fund (the daily yield for the Money Market Funds is calculated after these times). The Money Market Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market or the NYSE close early.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.


               The Fixed-Income Funds' portfolio securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and

 50  Janus Income Funds prospectus
               the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Shares' NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Funds will disclose their top ten portfolio holdings. The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.



               Also effective December 31, 2003, the Janus Money Market Funds' full portfolio holdings will be available to all shareholders of record upon request by calling a Janus Investor Service representative.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               CHECK WRITING PRIVILEGE

               Check writing privileges are available for all three Money Market Funds. Checkbooks will be issued to shareholders who have

                                                        Shareholder's manual  51
               completed a Signature Draft Card, which is sent in the new account welcome package or by calling a Janus Representative. (There is no check writing privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. You may order checks any time on janus.com. Checks may be written for $250 or more per check. Purchases made by check or the Automatic Monthly Investment Program may not be redeemed by a redemption check until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS


               You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.


               A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup

 52  Janus Income Funds prospectus
               withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.


               INVOLUNTARY REDEMPTIONS


               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.


               ONLINE AND TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

                                                        Shareholder's manual  53

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

 54  Janus Income Funds prospectus

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.


               STATEMENTS, REPORTS AND PROSPECTUSES


               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. Dividend

                                                        Shareholder's manual  55
               information will be confirmed quarterly. The Funds reserve the right to charge a fee for additional account statement requests.


               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.


               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please visit janus.com or call a Janus Representative. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.


 56  Janus Income Funds prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital is also responsible for other business affairs of the Funds.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the SAI.)



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.


                                                     Management of the Funds  57

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Funds' advisory agreement spells out the management fee and other expenses that the Funds must pay.


               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. For the most recent fiscal year, each Fund paid Janus Capital the following management fees (net of any fee waivers or reductions) based upon each Fund's average net assets: [TO BE UPDATED BY AMENDMENT]



                                                                        Management Fee
                                                                    (for Fiscal Year Ended
                                                                     October 31, 2003)(1)
                Janus Flexible Income Fund                                      %
                Janus High-Yield Fund                                           %
                Janus Short-Term Bond Fund                                      %
                Janus Federal Tax-Exempt Fund                                   %
                Janus Money Market Fund                                         %
                Janus Tax-Exempt Money Market Fund                              %
                Janus Government Money Market Fund                              %



               (1) For each Fund, Janus Capital has contractually agreed to waive or reduce a portion of its management fee. Janus Capital has contractually agreed to continue such waivers and reductions until at least March 1, 2005. You will be notified of any change in this limit.


 58  Janus Income Funds prospectus

PORTFOLIO MANAGERS





JEANINE MORRONI

--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. She has served as Assistant Portfolio Manager of Janus Government Money Market Fund since January 1999. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.


SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Tax-Exempt Money Market Fund and Janus Federal Tax-Exempt Fund, which she has managed since inception and since January 2001, respectively. Ms. Pichler is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which she has managed since inception. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  59

GIBSON SMITH

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High Yield Fund. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado at Boulder.


RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Flexible Income Fund, which he has managed or co-managed since December 1991. He served as a Co-Manager of Janus High-Yield Fund from inception to February 1998 and as a Portfolio Manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inception through December 1995. Mr. Speaker is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial
                   Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999, and Janus Money Market Fund, which he has managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in May 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

 60  Janus Income Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each of the Money Market Funds currently offers three classes of shares. This Prospectus only describes the Investor Shares of the Money Market Funds which are available to the general public. Institutional Shares of the Money Market Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. If you would like additional information, please call 1-800-29JANUS.


               CLOSED FUND POLICIES



               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that the following types of investors would be able to open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries would be able to open new Fund accounts directly with Janus; (2) new participants in employer-sponsored retirement plans that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option; and (3) for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers.


                                                           Other information  61

               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's


 62  Janus Income Funds prospectus
               complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately


                                                           Other information  63
               implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 64  Janus Income Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.


FIXED-INCOME FUNDS

               Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. Capital gains, if any, are declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income


                                                     Distributions and taxes  65
               tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.

               "BUYING A DIVIDEND"


               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


MONEY MARKET FUNDS

               For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase

 66  Janus Income Funds prospectus
               orders accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after these times will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

DISTRIBUTION OPTIONS


               When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:


               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

                                                     Distributions and taxes  67

               3. REINVEST AND CASH OPTION (THE FIXED-INCOME FUNDS ONLY). You
                  may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a prefer-

 68  Janus Income Funds prospectus
               ence item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.


               Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI. [TO BE UPDATED BY AMENDMENT]


 70  Janus Income Funds prospectus

JANUS FLEXIBLE INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31st
                                                      2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                        $9.49       $8.99       $9.35       $9.91
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                        0.49        0.58        0.65        0.63
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                     0.02        0.50      (0.35)      (0.45)
  4.  Total from investment operations                             0.51        1.08        0.30        0.18
      LESS DISTRIBUTIONS:(1)
  5.  Dividends (from net investment income)                     (0.49)      (0.58)      (0.66)(2)   (0.63)
  6.  Distributions (from capital gains)                             --          --          --      (0.11)
  7.  Total distributions                                        (0.49)      (0.58)      (0.66)      (0.74)
  8.  NET ASSET VALUE, END OF PERIOD                              $9.51       $9.49       $8.99       $9.35
  9.  Total return                                                5.63%      12.41%       3.31%       1.75%
 10.  Net assets, end of period (in millions)                    $1,585      $1,326      $1,080      $1,279
 11.  Average net assets for the period (in
      millions)                                                  $1,347      $1,147      $1,138      $1,266
 12.  Ratio of gross expenses to average net assets               0.81%       0.79%       0.81%       0.82%
 13.  Ratio of net expenses to average net assets                 0.81%       0.77%       0.79%       0.81%
 14.  Ratio of net investment income to average net
      assets                                                      5.24%       6.33%       7.31%       6.54%
 15.  Portfolio turnover rate                                      243%        284%        173%        119%
-----------------------------------------------------------------------------------------------------------


(1) As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

                                                        Financial highlights  71

JANUS HIGH-YIELD FUND
-------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                     2003      2002        2001        2000      1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                     $9.28       $9.84      $10.03     $10.25
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                     0.65        0.78        0.86       0.89
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                (0.46)      (0.56)      (0.19)     (0.22)
  4.  Total from investment operations                          0.19        0.22        0.67       0.67
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                  (0.65)      (0.78)(1)   (0.86)(1)   (0.89)
  6.  Distributions (from capital gains)                          --          --          --         --
  7.  Total distributions                                     (0.65)      (0.78)      (0.86)     (0.89)
  8.  NET ASSET VALUE, END OF PERIOD                           $8.82       $9.28       $9.84     $10.03
  9.  Total return                                             1.97%       2.23%       6.72%      6.34%
 10.  Net assets, end of period (in millions)                   $573        $409        $300       $264
 11.  Average net assets for the period (in
      millions)                                                 $491        $382        $286       $297
 12.  Ratio of gross expenses to average net
      assets(2)                                                0.96%       1.03%       1.03%      1.02%
 13.  Ratio of net expenses to average net assets              0.96%       0.99%       1.00%      1.00%
 14.  Ratio of net investment income to average
      net assets                                               7.02%       8.04%       8.43%      8.48%
 15.  Portfolio turnover rate                                   161%        358%        295%       310%
-------------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2) The ratio was 1.05% in 2000 and 1.05% in 1999 before waiver of certain fees incurred by the Fund.

 72  Janus Income Funds prospectus

JANUS SHORT-TERM BOND FUND
---------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                      2003         2002     2001     2000     1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                         $2.97    $2.86    $2.83    $2.91
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                         0.10     0.14     0.16     0.16
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                    (0.04)     0.11     0.03   (0.08)
  4.  Total from investment operations                              0.06     0.25     0.19     0.08
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                      (0.10)(1) (0.14)  (0.16)   (0.16)
  6.  Distributions (from capital gains)                              --       --       --       --
  7.  Total distributions                                         (0.10)   (0.14)   (0.16)   (0.16)
  8.  NET ASSET VALUE, END OF PERIOD                               $2.93    $2.97    $2.86    $2.83
  9.  Total return                                                 2.22%    9.50%    6.65%    2.82%
 10.  Net assets, end of period (in millions)                       $493     $524     $140     $139
 11.  Average net assets for the period (in
      millions)                                                     $500     $285     $129     $136
 12.  Ratio of gross expenses to average net
      assets(2)                                                    0.65%    0.66%    0.66%    0.66%
 13.  Ratio of net expenses to average net assets                  0.65%    0.65%    0.65%    0.65%
 14.  Ratio of net investment income to average net
      assets                                                       3.55%    4.70%    5.74%    5.59%
 15.  Portfolio turnover rate                                       164%     201%     134%     101%
---------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(2) The ratio was   % in 2003, 0.88% in 2002, 0.98% in 2001, 1.03% in 2000 and
    1.03% in 1999 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  73

JANUS FEDERAL TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                                  2003         2002     2001     2000      1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                     $7.01    $6.74     $6.66     $7.27
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                     0.27     0.31      0.34      0.34
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                            0.04     0.27      0.08    (0.61)
  4.  Total from investment operations                          0.31     0.58      0.42    (0.27)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                  (0.27)   (0.31)    (0.34)    (0.34)
  6.  Distributions (from capital gains)                          --       --        --        --
  7.  Total distributions                                     (0.27)   (0.31)    (0.34)    (0.34)
  8.  NET ASSET VALUE, END OF PERIOD                           $7.05    $7.01     $6.74     $6.66
  9.  Total return                                             4.56%    8.80%     6.47%   (4.04)%
 10.  Net assets, end of period (in millions)                   $230     $129       $80       $96
 11.  Average net assets for the period (in
      millions)                                                 $148     $105       $78      $102
 12.  Ratio of gross expenses to average net
      assets                                                   0.66%(1)  0.68%    0.67%     0.66%
 13.  Ratio of net expenses to average net
      assets                                                   0.65%    0.65%     0.65%     0.65%
 14.  Ratio of net investment income to
      average net assets                                       3.83%    4.50%     5.09%     4.79%
 15.  Portfolio turnover rate                                    58%      60%      115%       62%
-------------------------------------------------------------------------------------------------



(1) The ratio was   % in 2003, 0.92% in 2002, 1.05% in 2001, 1.02% in 2000 and
    1.01% in 1999 before waiver of certain fees incurred by the Fund.


 74  Janus Income Funds prospectus

JANUS MONEY MARKET FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31st
                                                      2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                        0.02        0.04        0.06        0.05
  3.  Total from investment operations                             0.02        0.04        0.06        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                     (0.02)      (0.04)      (0.06)      (0.05)
  5.  Total dividends and distributions                          (0.02)      (0.04)      (0.06)      (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                              $1.00       $1.00       $1.00       $1.00
  7.  Total return                                                1.53%       4.52%       5.88%       4.69%
  8.  Net assets, end of period (in millions)                    $3,042      $3,614      $3,166      $2,309
  9.  Average net assets for the period (in
      millions)                                                  $3,180      $3,630      $2,982      $1,809
 10.  Ratio of expenses to average net assets(1)                  0.60%       0.60%       0.60%       0.60%
 11.  Ratio of net investment income to average net
      assets                                                      1.53%       4.43%       5.77%       4.61%
-----------------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                                                        Financial highlights  75

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
--------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                        2003      2002     2001     2000     1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00    $1.00    $1.00    $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                        0.01     0.03     0.04     0.03
  3.  Total from investment operations                             0.01     0.03     0.04     0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                     (0.01)   (0.03)   (0.04)   (0.03)
  5.  Total dividends and distributions                          (0.01)   (0.03)   (0.04)   (0.03)
  6.  NET ASSET VALUE, END OF PERIOD                              $1.00    $1.00    $1.00    $1.00
  7.  Total return                                                1.09%    2.84%    3.58%    2.83%
  8.  Net assets, end of period (in millions)                      $187     $206     $171     $147
  9.  Average net assets for the period (in millions)              $192     $191     $168     $123
 10.  Ratio of expenses to average net assets(1)                  0.60%    0.61%    0.60%    0.60%
 11.  Ratio of net investment income to average net
      assets                                                      1.08%    2.79%    3.53%    2.80%
--------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 76  Janus Income Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31st
                                                       2003         2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                          $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                          0.01        0.04        0.06        0.04
  3.  Total from investment operations                               0.01        0.04        0.06        0.04
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                       (0.01)      (0.04)      (0.06)      (0.04)
  5.  Distributions (from capital gains)                               --          --          --          --
  6.  Total dividends and distributions                            (0.01)      (0.04)      (0.06)      (0.04)
  7.  NET ASSET VALUE, END OF PERIOD                                $1.00       $1.00       $1.00       $1.00
  8.  Total return                                                  1.49%       4.47%       5.76%       4.56%
  9.  Net assets, end of period (in millions)                        $447        $471        $330        $361
 10.  Average net assets for the period (in
      millions)                                                      $431        $403        $341        $231
 11.  Ratio of expenses to average net assets(1)                    0.60%       0.60%       0.60%       0.60%
 12.  Ratio of net investment income to average net
      assets                                                        1.48%       4.25%       5.61%       4.50%
-------------------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                                                        Financial highlights  77

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

 78  Janus Income Funds prospectus

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


                                                Glossary of investment terms  79

               INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

               MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

 80  Janus Income Funds prospectus

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in

                                                Glossary of investment terms  81
               response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

 82  Janus Income Funds prospectus

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreci-

                                                Glossary of investment terms  83

               ates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for

 84  Janus Income Funds prospectus
               cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  85

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

 86  Janus Income Funds prospectus

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

                                            Explanation of rating categories  87

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.


SECURITIES HOLDINGS BY RATING CATEGORY


               [TO BE UPDATED BY AMENDMENT]


During the fiscal year ended October 31, 2003, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:



                JANUS FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                          %
                 AA                                                           %
                 A                                                            %
                 BBB                                                          %
                 BB                                                           %
                 B                                                            %
                 CCC                                                          %
                 CC                                                           %
                 C                                                            %
                 Not Rated                                                    %
                 Preferred Stock                                              %
                 Cash and Options                                             %
                 TOTAL                                                     100%
                ---------------------------------------------------------------


 88  Janus Income Funds prospectus

          JANUS HIGH-YIELD FUND
          ---------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                          %
           AA                                                           %
           A                                                            %
           BBB                                                          %
           BB                                                           %
           B                                                            %
           CCC                                                          %
           CC                                                           %
           C                                                            %
           Not Rated                                                    %
           Preferred Stock                                              %
           Cash and Options                                             %
           TOTAL                                                     100%
          ---------------------------------------------------------------



               No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2003.


                                            Explanation of rating categories  89

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                 February   , 2004


                                 Janus Flexible Income Fund
                                 Janus High-Yield Fund
                                 Janus Short-Term Bond Fund
                                 Janus Federal Tax-Exempt Fund
                                 Janus Money Market Fund
                                 Janus Tax-Exempt Money Market Fund
                                 Janus Government Money Market Fund

                               JANUS INCOME FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Fixed-income funds............................    2
                   Money market funds............................   10
                   Fees and expenses.............................   14

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Fixed-income funds............................   17
                   Money market funds............................   27

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   35
                   Purchases.....................................   36
                   Exchanges.....................................   37
                   Redemptions...................................   38
                   Tax-deferred accounts.........................   41
                   Excessive trading.............................   41
                   Shareholder account policies..................   43

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   44
                   Management expenses...........................   45
                   Portfolio managers............................   46

                OTHER INFORMATION................................   48

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   52
                   Taxes.........................................   54

                FINANCIAL HIGHLIGHTS.............................   57

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   65
                   Futures, options and other derivatives........   70
                   Other investments, strategies and/or
                   techniques....................................   71

                RATING CATEGORIES
                   Explanation of rating categories..............   73


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund are designed for long-term investors who primarily seek current income. Janus Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME FUNDS?

--------------------------------------------------------------------------------
               - JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

               - JANUS HIGH-YIELD FUND seeks to obtain high current income.
                 Capital appreciation is a secondary objective when consistent with its primary objective.

               - JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.

               - JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of
                 current income exempt from federal income tax as is consistent with preservation of capital.


               The Funds' Trustees may change these objectives or, except as otherwise indicated, the Funds' principal investment policies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any changes to its policy to invest at least 80% of its net assets in the type of securities suggested by its name. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective(s).


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME FUNDS?

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-

 2  Janus Income Funds prospectus
               producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each of the Fixed-Income Funds may invest without limit in foreign debt and equity securities.


               JANUS FLEXIBLE INCOME FUND invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.


               JANUS HIGH-YIELD FUND invests, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.


               JANUS SHORT-TERM BOND FUND invests, under normal circumstances, at least 80% of its net assets in debt securities such as corporate bonds or notes, or government securities, including agency securities. It implements this policy by investing primarily in short- and intermediate-term fixed-income securities and may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average weighted effective maturity of 3 years or less under normal circumstances.


               JANUS FEDERAL TAX-EXEMPT FUND invests primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

                                                          Risk/return summary  3

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME FUNDS?

               Although the Fixed-Income Funds may be less volatile than funds that invest most of their assets in common stocks, the Funds' returns and yields will vary, and you could lose money.


               The Funds invest in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Funds' net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fixed-Income Funds is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


               At times, JANUS FEDERAL TAX-EXEMPT FUND may invest more than 25% of its assets in tax-exempt securities related in such a way that a negative economic, business or political development or change affecting the invested security could also negatively affect other securities in the same category.

               Each of the Fixed-Income Funds may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Funds may vary significantly, depending upon their holdings of high-yield/high-risk bonds.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4  Janus Income Funds prospectus

               The following information provides some indication of the risks of investing in the Fixed-Income Funds by showing how each of the Fixed-Income Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


               JANUS FLEXIBLE INCOME FUND


                 Annual returns for calendar years ended 12/31
                                        (2.92%) 21.15%  6.88%   11.43%  8.84%   0.46%   4.89%   7.23%   9.93%
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                      Average annual total return for periods ended 12/31/03
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year   5 years   10 years       (7/7/87)
                Janus Flexible Income Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*
                Lehman Brothers Gov't/Credit
                  Index+
                  (reflects no deduction for
                  expenses or taxes)
                                              -----------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk/return summary  5

               JANUS HIGH-YIELD FUND


                 Annual returns for calendar years ended 12/31
                                        23.99%  15.47%  0.97%   5.54%   2.50%   4.59%   2.56%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                     Average annual total return for periods ended 12/31/03
                                     ------------------------------------------------------
                                                                            Since Inception
                                                         1 year   5 years     (12/29/95)
                Janus High-Yield Fund
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*
                Lehman Brothers High-Yield Bond Index+
                  (reflects no deduction for fees,
                  expenses or taxes)
                                                         ------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers High-Yield Bond Index is composed of
                 fixed-rate, publicly issued, noninvestment grade debt.

 6  Janus Income Funds prospectus

               JANUS SHORT-TERM BOND FUND


                 Annual returns for calendar years ended 12/31
                                        0.35%   7.95%   6.19%   6.61%   6.77%   2.91%   7.74%   6.85%   3.57%
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                       Average annual total return for periods ended 12/31/03
                                       ------------------------------------------------------
                                                                              Since Inception
                                                1 year   5 years   10 years      (9/1/92)
                Janus Short-Term Bond Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*
                Lehman Brothers Gov't/Credit
                  1-3 Year Index+
                  (reflects no deduction for
                  expenses or taxes)
                                                ---------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Gov't/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

                                                          Risk/return summary  7

               JANUS FEDERAL TAX-EXEMPT FUND


                 Annual returns for calendar years ended 12/31
                                        (7.77%) 15.84%  4.71%   8.98%   5.31%   (4.39%) 8.91%   3.14%   9.39%
                                         1994    1995    1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



                                       Average annual total return for periods ended 12/31/03
                                       ------------------------------------------------------
                                                                              Since Inception
                                                1 year   5 years   10 years      (5/3/93)
                Janus Federal Tax-Exempt Fund
                  Return Before Taxes
                  Return After Taxes on
                    Distributions
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*
                Lehman Brothers Municipal Bond
                  Index+
                  (reflects no deduction for
                  expenses or taxes)
                                                ---------------------------------------


               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + Lehman Brothers Municipal Bond Index is composed of
                 approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown

 8  Janus Income Funds prospectus
               above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Funds' current yields.

               The Fixed-Income Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  9

MONEY MARKET FUNDS

               The Money Market Funds are designed for investors who seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Janus Tax-Exempt Money Market Fund has a policy of investing at least 80% of net assets in the type of securities suggested by its name. Janus Tax-Exempt Money Market Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will

 10  Janus Income Funds prospectus
               invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Although United States government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. government agencies and instrumentalities may be significant.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they

                                                         Risk/return summary  11
               hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.


               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Investor Shares Class of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. [TO BE UPDATED BY AMENDMENT]


               JANUS MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        5.06%   5.25%   5.20%   4.77%   6.05%   3.78%   1.38%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:


 12  Janus Income Funds prospectus

               JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        3.18%   3.22%   3.20%   2.89%   3.64%   2.42%   1.03%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:


               JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        4.97%   5.11%   5.06%   4.66%   5.94%   3.73%   1.33%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



               The 7-day yield on December 31, 2003 was   % for Janus Money
               Market Fund - Investor Shares;   % for Janus Tax-Exempt Money
               Market Fund - Investor Shares; and   % for Janus Government Money
               Market Fund - Investor Shares, respectively. For the Funds' current yields, call Janus XpressLine(TM) at 1-888-979-7737.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                         Risk/return summary  13

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2003.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for three months or less you may pay a redemption fee.





               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


 14  Janus Income Funds prospectus

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


  Sales Charges                                                  None
  Redemption Fee on shares of Janus High-Yield Fund held for
   three months or less (as a % of amount redeemed)             1.00%(1)
  Exchange Fee                                                   None(2)



                         ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                      Janus                Janus        Janus Short-Term    Janus Federal
                               Flexible Income Fund   High-Yield Fund      Bond Fund       Tax-Exempt Fund
  Management Fee                          %                    %                  %                  %
  Other Expenses                          %                    %                  %                  %
  Total Annual Fund Operating
    Expenses(3)                           %                    %                  %                  %
  Expense Waivers                         %                    %                  %                  %
  Net Annual Fund Operating
    Expenses(3)                           %                    %                  %                  %



                                            Janus Money     Janus Tax-Exempt    Janus Government
  Investor Shares                           Market Fund     Money Market Fund   Money Market Fund
  Management Fee                                0.20%              0.20%               0.20%
  Other Expenses                                    %                  %                   %
  Total Annual Fund Operating
    Expenses(3)                                     %                  %                   %
  Expense Reductions                                %                  %                   %
  Net Annual Fund Operating Expenses(3)             %                  %                   %



 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.


 (2) An exchange of Janus High-Yield Fund shares held for three months or less may be subject to the Fund's 1.00% redemption fee. Effective March 1, 2004, the Fund's redemption fee will increase to 2.00% on shares purchased on or after that date.




 (3) Total Annual Fund Operating Expenses are stated both with and without contractual expense waivers or reductions by Janus Capital. Janus Capital has contractually agreed to continue to waive or reduce the Funds' total operating expenses by the amount indicated in the "Expense Waivers" or "Expense Reductions" row until at least March 1, 2005.


                                                         Risk/return summary  15

 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses without waivers or reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                            1 Year   3 Years   5 Years   10 Years
                                                            -------------------------------------
  Janus Flexible Income Fund                                 $        $         $         $
  Janus High-Yield Fund                                      $        $         $         $
  Janus Short-Term Bond Fund                                 $        $         $         $
  Janus Federal Tax-Exempt Fund                              $        $         $         $
  Janus Money Market Fund - Investor Shares                  $        $         $         $
  Janus Tax-Exempt Money Market Fund - Investor Shares       $        $         $         $
  Janus Government Money Market Fund - Investor Shares       $        $         $         $


 16  Janus Income Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               This section takes a closer look at the investment objectives of each of the Fixed-Income Funds, their principal investment strategies and certain risks of investing in the Fixed-Income Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               JANUS FLEXIBLE INCOME FUND

               Janus Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


            Investment objectives, principal investment strategies and risks  17

               JANUS HIGH-YIELD FUND
               Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.

               JANUS SHORT-TERM BOND FUND

               Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. It invests, under normal circumstances, at least 80% of its net assets in short- and intermediate term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.


               "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

               JANUS FEDERAL TAX-EXEMPT FUND
               Janus Federal Tax-Exempt Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. It pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

 18  Janus Income Funds prospectus

               The following questions and answers are designed to help you better understand the Fixed-Income Funds' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?

               A portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his or her analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects

            Investment objectives, principal investment strategies and risks  19 both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.



6. WHAT ARE U.S. GOVERNMENT SECURITIES?



               The Funds may invest in U.S. government securities. U.S. government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.


 20  Janus Income Funds prospectus

GENERAL PORTFOLIO POLICIES


               Unless otherwise stated, in investing their portfolio assets, the Funds will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION

               When a Fixed-Income Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. When a Fixed-Income Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.


               OTHER TYPES OF INVESTMENTS

               To achieve their objectives, the Fixed-Income Funds invest primarily in fixed-income securities, which may include corporate


            Investment objectives, principal investment strategies and risks  21 bonds and notes, government securities, including agency securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. These securities and strategies may include:


               - common stocks

               - pass-through securities including mortgage- and asset-backed securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets)

               - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain

 22  Janus Income Funds prospectus
               restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign debt and equity securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


               SPECIAL SITUATIONS

               Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having

            Investment objectives, principal investment strategies and risks  23 reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Janus High-Yield Fund and Janus Flexible Income Fund have historically had relatively high portfolio turnover due to the nature of the securities in which these Funds invest. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Funds.

 24  Janus Income Funds prospectus

1. HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

               The chart below shows that the Fixed-Income Funds differ in terms of the type, credit quality and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                         Primary                        Interest
                                     Investment Type      Credit Risk   Rate Risk
---------------------------------------------------------------------------------
  Janus Flexible Income Fund      Corporate Bonds         High          High
  Janus High-Yield Fund           Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund      Corporate Bonds         Moderate      Low
  Janus Federal Tax-Exempt Fund   Municipal Securities    Low           High

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

            Investment objectives, principal investment strategies and risks  25

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependant on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

               Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?


               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.


6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors

 26  Janus Income Funds prospectus
               other than the performance of a particular company. These factors include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

MONEY MARKET FUNDS

               This section takes a closer look at the investment objective of each of the Money Market Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by

            Investment objectives, principal investment strategies and risks  27 investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

 28  Janus Income Funds prospectus

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities


               - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment


               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

            Investment objectives, principal investment strategies and risks  29

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)


               - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment


               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

 30  Janus Income Funds prospectus

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

            Investment objectives, principal investment strategies and risks  31

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:


               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)


               - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES

               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.


               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

 32  Janus Income Funds prospectus

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

            Investment objectives, principal investment strategies and risks  33

                               JANUS INCOME FUNDS
                              Shareholder's Guide

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open (and, in the case of the Money Market Funds, the Federal Reserve Banks are also open) except that Janus Government Money Market Fund's NAV is normally calculated as of 5:00 p.m. (New York time) on such days. In addition, the NAV of Money Market Fund shares is not determined on days when the Federal Reserve Banks are closed. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.


                                                         Shareholder's guide  35

               The Fixed-Income Funds' portfolio securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Shares' NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including any minimum initial or subsequent investment requirements.

 36  Janus Income Funds prospectus

               The following information applies to purchase orders for the Money Market Funds from financial intermediaries or plan sponsors to Janus. Check with your financial intermediary or plan sponsor directly for deadlines for purchase orders from you to your financial intermediary or plan sponsor. Requests to purchase received from a financial intermediary or plan sponsor before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m., for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day (a day when both the "NYSE" and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment from the financial intermediary or plan sponsor in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the bond market or NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.



               Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading".



               SYSTEMATIC PURCHASE PLAN



               You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


EXCHANGES


               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for qualified plan accounts).


                                                         Shareholder's guide  37

               - You may exchange shares of a Fund for shares of another Fund in
                 Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for each Fund.


               - An exchange from Janus High-Yield Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.



               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. A "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


REDEMPTIONS

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.


               Shares of any Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or


 38  Janus Income Funds prospectus
               its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.





               SYSTEMATIC WITHDRAWAL PLAN



               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.



REDEMPTION FEE



               Redemptions (and exchanges) of shares from Janus High-Yield Fund held for three months or less may be subject to the Fund's redemption fee. Currently, the redemption fee is 1.00% of a shareholder's redemption proceeds. Effective March 1, 2004, the Fund's redemption fee will increase to 2.00% on shares purchased on or after that date. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.



               Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.



               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers'


                                                         Shareholder's guide  39
               accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.



               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund;
               (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.



               In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.



               The following information applies to redemption orders for the Money Market Fund from financial intermediaries or plan sponsors to Janus. Check with your financial intermediary or plan sponsor directly for deadlines for redemption orders from you to your financial intermediary or plan sponsor. If a request for a redemption is received from a financial intermediary or plan sponsor by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the financial intermediary or plan sponsor account that day. After these times, a redemption request will be processed as of that day's NAV and will include


 40  Janus Income Funds prospectus
               that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


EXCESSIVE TRADING



               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. The Funds will suspend, and may permanently terminate, the exchange privilege of any investor who makes more than four round trips (as defined under "Exchange Policies" above) in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, the Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the


                                                         Shareholder's guide  41

               Funds' exchange limits or excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary or plan sponsor in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.



               The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Funds' full portfolio holdings, as well as industry, security, and regional breakdowns, will be published monthly, with a 30-day lag, on janus.com. In addition, the Funds' top portfolio holdings in order of position size will be published quarterly, with a 15-day lag, on janus.com. The Funds will disclose their top ten portfolio holdings. The Funds will also provide the percentage of their total portfolios that are represented by their top five or ten holdings.



               Also effective December 31, 2003, the Janus Money Market Funds' full portfolio holdings will be available to all shareholders of


 42  Janus Income Funds prospectus
               record upon request by calling a Janus Investor Service representative.


SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES


               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.


               A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Funds distribute dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Funds that you have authorized for investment through your financial intermediary or plan sponsor. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  43

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital is also responsible for other business affairs of the Funds.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the SAI.)



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.


 44  Janus Income Funds prospectus

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Funds' advisory agreement spells out the management fee and other expenses that the Funds must pay.


               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. For the most recent fiscal year, each Fund paid Janus Capital the following management fees (net of any fee waivers or reductions) based upon each Fund's average net assets: [TO BE UPDATED BY AMENDMENT]



                                                                        Management Fee
                                                                    (for Fiscal Year Ended
                                                                     October 31, 2003)(1)
                Janus Flexible Income Fund                                      %
                Janus High-Yield Fund                                           %
                Janus Short-Term Bond Fund                                      %
                Janus Federal Tax-Exempt Fund                                   %
                Janus Money Market Fund                                         %
                Janus Tax-Exempt Money Market Fund                              %
                Janus Government Money Market Fund                              %



               (1) For each Fund, Janus Capital has contractually agreed to waive or reduce a portion of its management fee. Janus Capital has contractually agreed to continue such waivers and reductions until at least March 1, 2005. You will be notified of any change in this limit.


                                                     Management of the Funds  45

PORTFOLIO MANAGERS


JEANINE MORRONI

--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. She has served as Assistant Portfolio Manager of Janus Government Money Market Fund since January 1999. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.


SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Tax-Exempt Money Market Fund and Janus Federal Tax-Exempt Fund, which she has managed since inception and since January 2001, respectively. Ms. Pichler is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which she has managed since inception. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


 46  Janus Income Funds prospectus

GIBSON SMITH

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High Yield Fund. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado at Boulder.


RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Flexible Income Fund, which he has managed or co-managed since December 1991. He served as a Co-Manager of Janus High-Yield Fund from inception to February 1998 and as a Portfolio Manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inception through December 1995. Mr. Speaker is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial
                   Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999, and Janus Money Market Fund, which he has managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in May 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  47

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each of the Money Market Funds currently offers three classes of shares. This Prospectus only describes the Investor Shares of the Money Market Funds which are available to the general public. Institutional Shares of the Money Market Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. If you would like additional information, please call 1-800-29JANUS.


               CLOSED FUND POLICIES



               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that the following types of investors would be able to open new Fund accounts, as follows: (1) employees of Janus Capital Management LLC or any of its subsidiaries would be able to open new Fund accounts directly with Janus; (2) new participants in employer-sponsored retirement plans that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option; and (3) for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers.


 48  Janus Income Funds prospectus

               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's


                                                           Other information  49
               complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately


 50  Janus Income Funds prospectus
               implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  51

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.


FIXED-INCOME FUNDS

               Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. Capital gains, if any, are declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income


 52  Janus Income Funds prospectus
               tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.

               "BUYING A DIVIDEND"


               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.


MONEY MARKET FUNDS

               For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase

                                                     Distributions and taxes  53
               orders accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after these times will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

 54  Janus Income Funds prospectus

               TAXES ON DISTRIBUTIONS

               Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.


               Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to you and to the IRS.


               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

                                                     Distributions and taxes  55

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 56  Janus Income Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI. [TO BE UPDATED BY AMENDMENT]


                                                        Financial highlights  57

JANUS FLEXIBLE INCOME FUND
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                 $9.49       $8.99       $9.35       $9.91
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                 0.49        0.58        0.65        0.63
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                        0.02        0.50      (0.35)      (0.45)
  4.  Total from investment operations                      0.51        1.08        0.30        0.18
      LESS DISTRIBUTIONS:(1)
  5.  Dividends (from net investment income)              (0.49)      (0.58)      (0.66)(2)   (0.63)
  6.  Distributions (from capital gains)                      --          --          --      (0.11)
  7.  Total distributions                                 (0.49)      (0.58)      (0.66)      (0.74)
  8.  NET ASSET VALUE, END OF PERIOD                       $9.51       $9.49       $8.99       $9.35
  9.  Total return                                         5.63%      12.41%       3.31%       1.75%
 10.  Net assets, end of period (in
      millions)                                           $1,585      $1,326      $1,080      $1,279
 11.  Average net assets for the period (in
      millions)                                           $1,347      $1,147      $1,138      $1,266
 12.  Ratio of gross expenses to average net
      assets                                               0.81%       0.79%       0.81%       0.82%
 13.  Ratio of net expenses to average net
      assets                                               0.81%       0.77%       0.79%       0.81%
 14.  Ratio of net investment income to
      average net assets                                   5.24%       6.33%       7.31%       6.54%
 15.  Portfolio turnover rate                               243%        284%        173%        119%
----------------------------------------------------------------------------------------------------


(1) As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

 58  Janus Income Funds prospectus

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                              2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                $9.28       $9.84      $10.03      $10.25
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.65        0.78        0.86        0.89
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                     (0.46)      (0.56)      (0.19)      (0.22)
  4.  Total from investment operations                     0.19        0.22        0.67        0.67
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                            (0.65)      (0.78)(1)   (0.86)(1)   (0.89)
  6.  Distributions (from capital gains)                     --          --          --          --
  7.  Total distributions                                (0.65)      (0.78)      (0.86)      (0.89)
  8.  NET ASSET VALUE, END OF PERIOD                      $8.82       $9.28       $9.84      $10.03
  9.  Total return                                        1.97%       2.23%       6.72%       6.34%
 10.  Net assets, end of period (in
      millions)                                            $573        $409        $300        $264
 11.  Average net assets for the period (in
      millions)                                            $491        $382        $286        $297
 12.  Ratio of gross expenses to average
      net assets(2)                                       0.96%       1.03%       1.03%       1.02%
 13.  Ratio of net expenses to average net
      assets                                              0.96%       0.99%       1.00%       1.00%
 14.  Ratio of net investment income to
      average net assets                                  7.02%       8.04%       8.43%       8.48%
 15.  Portfolio turnover rate                              161%        358%        295%        310%
---------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2) The ratio was 1.05% in 2000 and 1.05% in 1999 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  59

JANUS SHORT-TERM BOND FUND
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                 $2.97       $2.86       $2.83       $2.91
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                 0.10        0.14        0.16        0.16
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                      (0.04)        0.11        0.03      (0.08)
  4.  Total from investment operations                      0.06        0.25        0.19        0.08
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)              (0.10)(1)   (0.14)      (0.16)      (0.16)
  6.  Distributions (from capital gains)                      --          --          --          --
  7.  Total distributions                                 (0.10)      (0.14)      (0.16)      (0.16)
  8.  NET ASSET VALUE, END OF PERIOD                       $2.93       $2.97       $2.86       $2.83
  9.  Total return                                         2.22%       9.50%       6.65%       2.82%
 10.  Net assets, end of period (in
      millions)                                             $493        $524        $140        $139
 11.  Average net assets for the period (in
      millions)                                             $500        $285        $129        $136
 12.  Ratio of gross expenses to average net
      assets(2)                                            0.65%       0.66%       0.66%       0.66%
 13.  Ratio of net expenses to average net
      assets                                               0.65%       0.65%       0.65%       0.65%
 14.  Ratio of net investment income to
      average net assets                                   3.55%       4.70%       5.74%       5.59%
 15.  Portfolio turnover rate                               164%        201%        134%        101%
----------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(2) The ratio was   % in 2003, 0.88% in 2002, 0.98% in 2001, 1.03% in 2000 and
    1.03% in 1999 before waiver of certain fees incurred by the Fund.


 60  Janus Income Funds prospectus

JANUS FEDERAL TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                              2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                $7.01       $6.74       $6.66        $7.27
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.27        0.31        0.34         0.34
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                       0.04        0.27        0.08       (0.61)
  4.  Total from investment operations                     0.31        0.58        0.42       (0.27)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                            (0.27)      (0.31)      (0.34)       (0.34)
  6.  Distributions (from capital gains)                     --          --          --           --
  7.  Total distributions                                (0.27)      (0.31)      (0.34)       (0.34)
  8.  NET ASSET VALUE, END OF PERIOD                      $7.05       $7.01       $6.74        $6.66
  9.  Total return                                        4.56%       8.80%       6.47%      (4.04)%
 10.  Net assets, end of period (in
      millions)                                            $230        $129         $80          $96
 11.  Average net assets for the period (in
      millions)                                            $148        $105         $78         $102
 12.  Ratio of gross expenses to average
      net assets                                          0.66%(1)    0.68%       0.67%        0.66%
 13.  Ratio of net expenses to average net
      assets                                              0.65%       0.65%       0.65%        0.65%
 14.  Ratio of net investment income to
      average net assets                                  3.83%       4.50%       5.09%        4.79%
 15.  Portfolio turnover rate                               58%         60%        115%          62%
----------------------------------------------------------------------------------------------------



(1) The ratio was   % in 2003, 0.92% in 2002, 1.05% in 2001, 1.02% in 2000 and
    1.01% in 1999 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  61

JANUS MONEY MARKET FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                               Years ended October 31st
                                                 2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                   0.02        0.04        0.06        0.05
  3.  Total from investment operations                        0.02        0.04        0.06        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                (0.02)      (0.04)      (0.06)      (0.05)
  5.  Total dividends and distributions                     (0.02)      (0.04)      (0.06)      (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                         $1.00       $1.00       $1.00       $1.00
  7.  Total return                                           1.53%       4.52%       5.88%       4.69%
  8.  Net assets, end of period (in millions)               $3,042      $3,614      $3,166      $2,309
  9.  Average net assets for the period (in                 $3,180      $3,630      $2,982      $1,809
      millions)
 10.  Ratio of expenses to average net                       0.60%       0.60%       0.60%       0.60%
      assets(1)
 11.  Ratio of net investment income to                      1.53%       4.43%       5.77%       4.61%
      average net assets
------------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 62  Janus Income Funds prospectus

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                 0.01        0.03        0.04        0.03
  3.  Total from investment operations                      0.01        0.03        0.04        0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)              (0.01)      (0.03)      (0.04)      (0.03)
  5.  Total dividends and distributions                   (0.01)      (0.03)      (0.04)      (0.03)
  6.  NET ASSET VALUE, END OF PERIOD                       $1.00       $1.00       $1.00       $1.00
  7.  Total return                                         1.09%       2.84%       3.58%       2.83%
  8.  Net assets, end of period (in
      millions)                                             $187        $206        $171        $147
  9.  Average net assets for the period (in
      millions)                                             $192        $191        $168        $123
 10.  Ratio of expenses to average net
      assets(1)                                            0.60%       0.61%       0.60%       0.60%
 11.  Ratio of net investment income to
      average net assets                                   1.08%       2.79%       3.53%       2.80%
----------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                                                        Financial highlights  63

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                 0.01        0.04        0.06        0.04
  3.  Total from investment operations                      0.01        0.04        0.06        0.04
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)              (0.01)      (0.04)      (0.06)      (0.04)
  5.  Distributions (from capital gains)                      --          --          --          --
  6.  Total dividends and distributions                   (0.01)      (0.04)      (0.06)      (0.04)
  7.  NET ASSET VALUE, END OF PERIOD                       $1.00       $1.00       $1.00       $1.00
  8.  Total return                                         1.49%       4.47%       5.76%       4.56%
  9.  Net assets, end of period (in
      millions)                                             $447        $471        $330        $361
 10.  Average net assets for the period (in
      millions)                                             $431        $403        $341        $231
 11.  Ratio of expenses to average net
      assets(1)                                            0.60%       0.60%       0.60%       0.60%
 12.  Ratio of net investment income to
      average net assets                                   1.48%       4.25%       5.61%       4.50%
----------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 64  Janus Income Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

                                                Glossary of investment terms  65

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


 66  Janus Income Funds prospectus

               INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

               MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

                                                Glossary of investment terms  67

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in

 68  Janus Income Funds prospectus
               response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

                                                Glossary of investment terms  69

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreci-

 70  Janus Income Funds prospectus

               ates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for

                                                Glossary of investment terms  71
               cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 72  Janus Income Funds prospectus

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

                                            Explanation of rating categories  73

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

 74  Janus Income Funds prospectus

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.


SECURITIES HOLDINGS BY RATING CATEGORY


              [TO BE UPDATED BY AMENDMENT]


              During the fiscal year ended October 31, 2003, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:



                JANUS FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                          %
                 AA                                                           %
                 A                                                            %
                 BBB                                                          %
                 BB                                                           %
                 B                                                            %
                 CCC                                                          %
                 CC                                                           %
                 C                                                            %
                 Not Rated                                                    %
                 Preferred Stock                                              %
                 Cash and Options                                             %
                 TOTAL                                                     100%
                ---------------------------------------------------------------


                                            Explanation of rating categories  75

                JANUS HIGH-YIELD FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                          %
                 AA                                                           %
                 A                                                            %
                 BBB                                                          %
                 BB                                                           %
                 B                                                            %
                 CCC                                                          %
                 CC                                                           %
                 C                                                            %
                 Not Rated                                                    %
                 Preferred Stock                                              %
                 Cash and Options                                             %
                 TOTAL                                                     100%
                ---------------------------------------------------------------



               No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2003.


 76  Janus Income Funds prospectus

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020

                    Investment Company Act File No. 811-1879

                                  February   , 2004


                                  Janus Money Market Fund
                                  Janus Tax-Exempt Money Market Fund
                                  Janus Government Money Market Fund


                            JANUS MONEY MARKET FUNDS
                              INSTITUTIONAL SHARES

                                   Prospectus

     Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively to institutional and individual clients meeting minimum investment requirements ($5,000,000 for Janus Money Market Fund and $250,000 for Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund). Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Money Market Fund.......................    2
                   Janus Tax-Exempt Money Market Fund............    2
                   Janus Government Money Market Fund............    3
                   Fees and expenses.............................    7

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................    9
                   Common investment policies....................   10
                   Types of investments..........................   10
                   Common investment techniques..................   14

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   16
                   Management expenses...........................   16
                   Portfolio managers............................   17

                DISTRIBUTIONS AND TAXES..........................   19

                FINANCIAL HIGHLIGHTS.............................   22

                OTHER INFORMATION................................   25

                SHAREHOLDER'S GUIDE
                   How to open an account........................   30
                   Purchasing shares.............................   31
                   How to exchange shares........................   33
                   How to sell shares............................   34
                   Special shareholder services and other
                   information...................................   36

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Janus Tax-Exempt Money Market Fund has a policy of investing at least 80% of net assets in the type of securities suggested by its name. Janus Tax-Exempt Money Market Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account

 2 Janus Money Market Funds - Institutional Shares prospectus borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Although United States government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. government agencies and instrumentalities may be significant.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

                                                          Risk/return summary  3

               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.


               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Institutional Shares of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. [TO BE UPDATED BY AMENDMENT]


               JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES


                 Annual returns for calendar years ended 12/31
                                        5.53%   5.72%   5.67%   5.24%   6.51%   4.21%   1.80%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:


 4 Janus Money Market Funds - Institutional Shares prospectus

               JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES


                 Annual returns for calendar years ended 12/31
                                        3.64%   3.68%   3.65%   3.35%   4.09%   2.85%   1.45%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:


                                                          Risk/return summary  5

               JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES


                 Annual returns for calendar years ended 12/31
                                        5.44%   5.59%   5.53%   5.13%   6.42%   4.19%   1.78%
                                         1996    1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



               The 7-day yield on December 31, 2003 was   % for Janus Money
               Market Fund - Institutional Shares;   % for Janus Tax-Exempt
               Money Market Fund - Institutional Shares; and   % for Janus
               Government Money Market Fund - Institutional Shares, respectively. For the Funds' current yields, call 1-800-29JANUS.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Money Market Funds - Institutional Shares prospectus

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2003.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.



               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  7

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                       Janus Money   Janus Tax-Exempt    Janus Government
  Institutional Shares                 Market Fund   Money Market Fund   Money Market Fund
  Management Fee                          0.20%            0.20%               0.20%
  Other Expenses                              %                %                   %
  Total Annual Fund Operating
    Expenses*                                 %                %                   %
  Expense Reductions                          %                %                   %
  Net Annual Fund Operating Expenses*         %                %                   %



 * Total Annual Fund Operating Expenses are stated both with and without contractual expense reductions by Janus Capital. Janus Capital has contractually agreed to continue such reductions until at least March 1, 2005.


 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses without reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Money Market Fund                               $        $         $          $
  Janus Tax-Exempt Money Market Fund                    $        $         $          $
  Janus Government Money Market Fund                    $        $         $          $


 8 Janus Money Market Funds - Institutional Shares prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

             Investment objectives, principal investment strategies and risks  9

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities


               - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment


 10 Janus Money Market Funds - Institutional Shares prospectus

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-

            Investment objectives, principal investment strategies and risks  11 denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)


               - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment


               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities
               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25%

 12 Janus Money Market Funds - Institutional Shares prospectus of its assets in industrial development bonds or participation interests therein.

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:


               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)


               - repurchase agreements secured by U.S. Government Securities

            Investment objectives, principal investment strategies and risks  13

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES

               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.


               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to

 14 Janus Money Market Funds - Institutional Shares prospectus changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

            Investment objectives, principal investment strategies and risks  15

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

MANAGEMENT EXPENSES


               Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such reductions until at least March 1, 2005. You will be notified of any change in this limit. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.


 16 Janus Money Market Funds - Institutional Shares prospectus

PORTFOLIO MANAGERS


JEANINE MORRONI

--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. She has served as Assistant Portfolio Manager of Janus Government Money Market Fund since January 1999. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.


SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Tax-Exempt Money Market Fund and Janus Federal Tax-Exempt Fund, which she has managed since inception and since January 2001, respectively. Ms. Pichler is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which she has managed since inception. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  17

J. ERIC THORDERSON
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999, and Janus Money Market Fund, which he has managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in May 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.


 18 Janus Money Market Funds - Institutional Shares prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder. If no election is made, all distributions will be reinvested in additional Shares of a Fund.

               Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. for Janus Money Market Fund, after 5:00 p.m. for Janus Government Money Market Fund, and after 12:00 p.m. for Janus Tax-Exempt Money Market Fund will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

                                                     Distributions and taxes  19

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.



               Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax. In addition, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Janus Tax-Exempt Money Market Fund may have on the federal income taxation of your benefits.


               Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

 20 Janus Money Market Funds - Institutional Shares prospectus

               The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.


                                                     Distributions and taxes  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the financial performance of the Funds' Shares for the past 5 years through October 31st of each fiscal year shown. Items 1 through 6 reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI. [TO BE UPDATED BY AMENDMENT]



JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                              2003         2002         2001         2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                  $1.00        $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                  0.02         0.05        0.06        0.05
  3.  Total from investment operations                       0.02         0.05        0.06        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment
      income)                                              (0.02)       (0.05)      (0.06)      (0.05)
  5.  Total dividends and distributions                    (0.02)       (0.05)      (0.06)      (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                        $1.00        $1.00       $1.00       $1.00
  7.  Total return                                          1.96%        4.96%       6.35%       5.16%
  8.  Net assets, end of period (in
      millions)                                           $10,541      $13,269      $7,308      $4,499
  9.  Average net assets for the period (in
      millions)                                           $12,633      $10,427      $6,804      $5,445
 10.  Ratio of expenses to average net
      assets(1)                                             0.18%        0.18%       0.16%       0.15%
 11.  Ratio of net investment income to
      average net assets                                    1.95%        4.70%       6.22%       5.04%
------------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 22 Janus Money Market Funds - Institutional Shares prospectus

JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31st
                                                   2003         2002         2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00        $1.00        $1.00        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      0.02         0.03         0.04         0.03
  3.  Total from investment operations                           0.02         0.03         0.04         0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                   (0.02)       (0.03)       (0.04)       (0.03)
  5.  Total dividends and distributions                        (0.02)       (0.03)       (0.04)       (0.03)
  6.  NET ASSET VALUE, END OF PERIOD                            $1.00        $1.00        $1.00        $1.00
  7.  Total return                                              1.51%        3.27%        4.03%        3.29%
  8.  Net assets, end of period (in millions)                    $105         $137          $56         $139
  9.  Average net assets for the period
      (millions)                                                 $109          $62          $73          $92
 10.  Ratio of expenses to average net assets(1)                0.18%        0.19%        0.16%        0.15%
 11.  Ratio of net investment income to average
      net assets                                                1.51%        3.10%        4.00%        3.25%
-------------------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                                                        Financial highlights  23

JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
                                                                        Years ended October 31st
                                                        2003         2002         2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                           $1.00        $1.00        $1.00        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                           0.02         0.05         0.06         0.05
  3.  Total from investment operations                                0.02         0.05         0.06         0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                        (0.02)       (0.05)       (0.06)       (0.05)
  5.  Total dividends and distributions                             (0.02)       (0.05)       (0.06)       (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                                 $1.00        $1.00        $1.00        $1.00
  7.  Total return                                                   1.95%        4.93%        6.24%        5.03%
  8.  Net assets, end of period (in millions)                       $1,275         $934         $782         $761
  9.  Average net assets for the period (in millions)               $1,251         $752         $742         $770
 10.  Ratio of expenses to average net assets(1)                     0.15%        0.15%        0.15%        0.15%
 11.  Ratio of net investment income to average net
      assets                                                         1.90%        4.72%        6.07%        4.94%
------------------------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 24 Janus Money Market Funds - Institutional Shares prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A second class of shares of each Fund, Service Shares, are available only through banks or other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares of each Fund, Investor Shares, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call Janus Institutional Services at 1-800-29JANUS.


               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based


                                                           Other information  25
               mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.


 26 Janus Money Market Funds - Institutional Shares prospectus

               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information

                                                           Other information  27
               describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28 Janus Money Market Funds - Institutional Shares prospectus

                            JANUS MONEY MARKET FUNDS
                              INSTITUTIONAL SHARES

                              Shareholder's Guide

                                           This section contains
                                           information about opening your
                                           account with Janus, purchases
                                           and redemptions, and other
                                           services and options available
                                           to shareholders.

                                           [JANUS LOGO]

HOW TO OPEN AN ACCOUNT

               ESTABLISHING YOUR ACCOUNT

               The Application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Funds. After reviewing the Application carefully, complete, sign and forward it to:

                Via Regular Mail                Via Express Mail - Overnight Delivery
                Janus                           Janus
                P.O. Box 173375                 100 Fillmore Street
                Denver, CO 80217-3375           Denver, CO 80206-4928
                Attn: Institutional Services    Attn: Institutional Services


               Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Funds reserve the right to suspend the offering of the Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason.


               You may set up your account for Investment Retirement Plan rollovers (in excess of $250,000) under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               Please refer to janus.com for more complete information regarding the different types of IRAs. You will need a special application to be enrolled in the plan. For an application and more details, call 1-800-29JANUS.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup

 30 Janus Money Market Funds - Institutional Shares prospectus withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.


               DISTRIBUTION OPTIONS

               Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of a Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

               You must establish a Fund account and receive an account number before making purchases by wire. Contact the Institutional Services Money Desk at 1-800-29JANUS for complete instructions. Purchase requests received before 3:00 p.m. for Janus Money Market Fund, (New York time) 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after these times). In addition, the Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC or Janus Distributors LLC, and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

                                                         Shareholder's guide  31

               Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Institutional Services Money Desk at 1-800-29JANUS when you intend to make a wire purchase. The Funds do not charge any fees for transactions by wire in Shares of the Funds.


               Once you have established a Fund account, you may purchase Shares for such account or open additional accounts with other Funds at any time. The Funds reserve the right to suspend the offering of Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason. If you have any questions, please call 1-800-29JANUS.


MINIMUM INVESTMENT

               JANUS MONEY MARKET FUND

               The minimum investment for the Institutional Shares of Janus Money Market Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into Investor Shares of Janus Money Market Fund, Institutional Shares of Janus Government Money Market Fund or Janus Tax-Exempt Money Market Fund, or shares of another Janus fund or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000.

               JANUS GOVERNMENT MONEY MARKET FUND AND JANUS TAX-EXEMPT MONEY MARKET FUND

               The minimum initial investment in these shares is $250,000. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Shareholders who do not maintain the $250,000 minimum will be given the option of

 32 Janus Money Market Funds - Institutional Shares prospectus exchanging into Investor Shares or shares of another Janus fund or having their Shares redeemed.

NET ASSET VALUE


               The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day), except that Janus Government Money Market Fund's NAV is normally calculated as of 5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

HOW TO EXCHANGE SHARES

               The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or

                                                         Shareholder's guide  33
               terminate the exchange privilege at any time. The Janus funds' exchange limits and excessive trading policies generally do not apply to the Funds, although the Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice. If you would like more information regarding the exchange privilege, please call Institutional Services at 1-800-29JANUS.


HOW TO SELL SHARES

               PARTIAL OR COMPLETE REDEMPTIONS


               Shares of the Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund. Redemption proceeds will normally be wired to your predesignated bank account on the day of redemption, or, if that day is a bank holiday, on the next bank business day.


               If you are an IRA shareholder and you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions apply with regard to the 10% additional tax on early distributions.

               IN WRITING

               To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

                Via Regular Mail                Via Express Mail - Overnight Delivery
                Janus                           Janus
                P.O. Box 173375                 100 Fillmore Street
                Denver, CO 80217-3375           Denver, CO 80206-4928
                Attn: Institutional Services    Attn: Institutional Services

               The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number,

 34 Janus Money Market Funds - Institutional Shares prospectus appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund. For IRA shareholders, written instructions must be signed by the account owner.

               BY TELEPHONE


               Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After these times, a redemption request will be processed as of that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early. There is no fee for redemptions by wire.


               BY A FUND

               Your account may be terminated by a Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, a Fund will notify you that you have 30 days for Janus Money Market Fund or 60 days for Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund to increase your account to the minimum required before redeeming your account.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Janus Money Market Funds' full portfolio holdings will be available to all shareholders of record upon request by calling a Janus Investor Service representative.


                                                         Shareholder's guide  35

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

               PORTFOLIO INFORMATION

               You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

               TELEPHONE INSTRUCTIONS

               You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               ACCOUNT ADDRESS AND NAME CHANGES

               To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

               To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

               STATEMENTS AND REPORTS

               Each shareholder will receive daily confirmations of purchases and redemptions made in the Funds. On the last day of each month,

 36 Janus Money Market Funds - Institutional Shares prospectus the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month. The Funds reserve the right to charge a fee for additional account statement requests.



               Twice each year you will receive the financial statements of the Funds, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Funds' Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time.


               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS


               You may purchase or sell Fund shares through an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers.


                                                         Shareholder's guide  37

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                    Investment Company Act File No. 811-1879

                                  February   , 2004


                                  Janus Money Market Fund
                                  Janus Tax-Exempt Money Market Fund
                                  Janus Government Money Market Fund

                            JANUS MONEY MARKET FUNDS
                                 SERVICE SHARES

                                   Prospectus

     Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs and similar programs provided to their customers. Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Money Market Fund.......................    2
                   Janus Tax-Exempt Money Market Fund............    2
                   Janus Government Money Market Fund............    3
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................    8
                   Common investment policies....................    9
                   Types of investments..........................    9
                   Common investment techniques..................   13

                MANAGEMENT OF THE FUNDS
                   Investment adviser and administrator..........   15
                   Management expenses...........................   15
                   Portfolio managers............................   17

                DISTRIBUTIONS AND TAXES..........................   19

                FINANCIAL HIGHLIGHTS.............................   21

                OTHER INFORMATION................................   25

                SHAREHOLDER'S GUIDE
                   Purchases.....................................   30
                   Minimum investment............................   31
                   Net asset value...............................   31
                   Redemptions...................................   32
                   Shareholder communications....................   33

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Janus Tax-Exempt Money Market Fund has a policy of investing at least 80% of net assets in the type of securities suggested by its name. Janus Tax-Exempt Money Market Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account

 2  Janus Money Market Funds - Service Shares prospectus
               borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Although United States government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. government agencies and instrumentalities may be significant.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

                                                          Risk/return summary  3

               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.


               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Service Shares of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. [TO BE UPDATED BY AMENDMENT]


               JANUS MONEY MARKET FUND - SERVICE SHARES


                 Annual returns for calendar years ended 12/31
                                        5.46%   5.40%   4.98%   6.25%   3.95%   1.55%
                                         1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:


 4  Janus Money Market Funds - Service Shares prospectus

               JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES


                 Annual returns for calendar years ended 12/31
                                        3.44%   3.41%   3.12%   3.86%   2.60%   1.21%
                                         1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:


               JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES


                 Annual returns for calendar years ended 12/31
                                        5.33%   5.28%   4.87%   6.15%   3.94%   1.53%
                                         1997    1998    1999    2000    2001    2002       2003

                 Best Quarter:       Worst Quarter:



               The 7-day yield on December 31, 2003 was   % for Janus Money
               Market Fund - Service Shares;   % for Janus Tax-Exempt Money
               Market Fund - Service Shares; and   % for Janus Government
               Tax-Exempt Money Market Fund - Service Shares, respectively. For the Funds' current yields, call 1-800-29JANUS.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2003.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.



               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]


 6  Janus Money Market Funds - Service Shares prospectus

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                        Janus Money   Janus Tax-Exempt    Janus Government
  Service Shares                        Market Fund   Money Market Fund   Money Market Fund
  Management Fee                           0.20%            0.20%               0.20%
  Other Expenses                               %                %                   %
  Total Annual Fund Operating
    Expenses*                                  %                %                   %
  Expense Reductions                           %                %                   %
  Net Annual Fund Operating Expenses*          %                %                   %



 * Total Annual Fund Operating Expenses are stated both with and without contractual expense reductions by Janus Capital. Janus Capital has contractually agreed to continue such reductions until at least March 1, 2005.


 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses without reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Money Market Fund                               $        $         $          $
  Janus Tax-Exempt Money Market Fund                    $        $         $          $
  Janus Government Money Market Fund                    $        $         $          $


                                                          Risk/return summary  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

 8  Janus Money Market Funds - Service Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities


               - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment


             Investment objectives, principal investment strategies and risks  9

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-

 10  Janus Money Market Funds - Service Shares prospectus
               denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)


               - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment


               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of

            Investment objectives, principal investment strategies and risks  11 similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:


               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)


               - repurchase agreements secured by U.S. Government Securities

 12  Janus Money Market Funds - Service Shares prospectus

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES

               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.


               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to

            Investment objectives, principal investment strategies and risks  13 changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 14  Janus Money Market Funds - Service Shares prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

               Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

MANAGEMENT EXPENSES


               Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such reductions until at least March 1, 2005. You will be notified of any change in this limit. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.


               The Funds have entered into an Administrative Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the

                                                     Management of the Funds  15
               beneficial owners, rather than the Financial Institutions, as shareholders of record.

               Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law. In the event depository institutions were prohibited from acting in the administrative capacities described above, the Trustees will consider appropriate changes in the services.


               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.


 16  Janus Money Market Funds - Service Shares prospectus

PORTFOLIO MANAGERS


JEANINE MORRONI

--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. She has served as Assistant Portfolio Manager of Janus Government Money Market Fund since January 1999. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.


SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Tax-Exempt Money Market Fund and Janus Federal Tax-Exempt Fund, which she has managed since inception and since January 2001, respectively. Ms. Pichler is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which she has managed since inception. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  17

J. ERIC THORDERSON
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999, and Janus Money Market Fund, which he has managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in May 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.


 18  Janus Money Market Funds - Service Shares prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder pursuant to the options offered by the Financial Institution.


               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to Financial Institutions who will forward the information to their customers for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.



               Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax. In addition, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Janus Tax-Exempt Money


                                                     Distributions and taxes  19

               Market Fund may have on the federal income taxation of your benefits.


               Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.


               The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.


 20  Janus Money Market Funds - Service Shares prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights table is intended to help you understand the Funds' financial performance of the Funds' Shares through October 31st of each fiscal period shown. Items 1 through 6 reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI. [TO BE UPDATED BY AMENDMENT]


                                                        Financial highlights  21

JANUS MONEY MARKET FUND - SERVICE SHARES
------------------------------------------------------------------------------------------
                                                     Years ended October 31st
                                          2003      2002       2001       2000      1999
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                         $1.00      $1.00      $1.00     $1.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                           0.02       0.05       0.06      0.05
  3.  Total from investment operations                0.02       0.05       0.06      0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment
      income)                                       (0.02)     (0.05)     (0.06)    (0.05)
  5.  Total dividends and distributions             (0.02)     (0.05)     (0.06)    (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                 $1.00      $1.00      $1.00     $1.00
  7.  Total return*                                  1.70%      4.70%      6.08%     4.89%
  8.  Net assets, end of period (in
      thousands)                                   $98,643    $74,515   $129,634   $28,748
  9.  Average net assets for the period
      (in thousands)                               $80,774    $99,861    $59,503   $31,250
 10.  Ratio of expenses to average net
      assets(1)                                      0.43%      0.43%      0.42%     0.40%
 11.  Ratio of net investment income to
      average net assets                             1.71%      4.62%      6.02%     4.82%
------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 22  Janus Money Market Funds - Service Shares prospectus

JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES
-----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2003        2002        2001        2000        1999
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00       $1.00       $1.00        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                 0.01        0.03        0.04         0.03
  3.  Total from investment operations                      0.01        0.03        0.04         0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)              (0.01)      (0.03)      (0.04)       (0.03)
  5.  Total dividends and distributions                   (0.01)      (0.03)      (0.04)       (0.03)
  6.  NET ASSET VALUE, END OF PERIOD                       $1.00       $1.00       $1.00        $1.00
  7.  Total return*                                        1.27%       3.02%       3.81%        3.06%
  8.  Net assets, end of period (in
      thousands)                                            $663         $10         $10       $1,042
  9.  Average net assets for the period (in
      thousands)                                            $192         $10        $737       $4,090
 10.  Ratio of expenses to average net
      assets(1)                                            0.43%       0.43%       0.41%        0.40%
 11.  Ratio of net investment income to
      average net assets                                   1.21%       2.98%       3.67%        3.10%
-----------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                                                        Financial highlights  23

JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES
------------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                          2003          2002          2001         2000         1999
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                             $1.00         $1.00        $1.00        $1.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                               0.02          0.05         0.06         0.05
  3.  Total from investment operations                    0.02          0.05         0.06         0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment
      income)                                           (0.02)        (0.05)       (0.06)       (0.05)
  5.  Total dividends and distributions                 (0.02)        (0.05)       (0.06)       (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                     $1.00         $1.00        $1.00        $1.00
  7.  Total return*                                      1.69%         4.67%        5.97%        4.77%
  8.  Net assets, end of period (in
      thousands)                                      $173,292       $85,589      $78,877      $51,343
  9.  Average net assets for the period
      (in thousands)                                  $118,192      $103,932      $63,802      $45,587
 10.  Ratio of expenses to average net
      assets(1)                                          0.40%         0.40%        0.40%        0.40%
 11.  Ratio of net investment income to
      average net assets                                 1.64%         4.57%        5.86%        4.67%
------------------------------------------------------------------------------------------------------



(1) The ratio would have been     % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 24  Janus Money Market Funds - Service Shares prospectus

OTHER INFORMATION


--------------------------------------------------------------------------------


               CLASSES OF SHARES

               Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to banks and other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A second class of shares, Institutional Shares of each Fund, are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A third class of shares, Investor Shares of each Fund, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-29JANUS.


               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12


                                                           Other information  25
               discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to


 26  Janus Money Market Funds - Service Shares prospectus
               continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at

                                                           Other information  27

               800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28  Janus Money Market Funds - Service Shares prospectus

                            JANUS MONEY MARKET FUNDS
                                 SERVICE SHARES

                              Shareholder's Guide

                                           Investors may not purchase or
                                           redeem shares of the Funds
                                           directly. Shares may be
                                           purchased or redeemed only
                                           through Financial Institutions
                                           in connection with trust
                                           accounts, Cash management
                                           programs and similar programs.
                                           Your Financial Institution
                                           will provide you with
                                           instructions on purchasing or
                                           redeeming shares.

                                           [JANUS LOGO]

               The Financial Institutions are responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

PURCHASES

               Purchases of Fund Shares may be made only through omnibus accounts of Financial Institutions in connection with trust accounts, cash management programs and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution). Requests to purchase received from a Financial Institution before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m., for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day (a day when both the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond market or NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

               The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.


               Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. Any Fund may discontinue sales of its Shares if management believes that a substantial further increase may adversely affect that Fund's ability


 30  Janus Money Market Funds - Service Shares prospectus
               to achieve its investment objective. In such event, however, it is anticipated that existing Financial Institution customers in that Fund would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.


               SYSTEMATIC PURCHASE PLAN



               You may arrange for periodic investments by authorizing your Financial Institution to withdraw the amount of your investment from your bank account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.


MINIMUM INVESTMENT

               There is a $250,000 initial aggregate investment minimum by each Financial Institution. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Financial Institutions who do not maintain the $250,000 minimum will be given the option of requesting their customers to exchange into Investor Shares if the required minimum investment for Investor Shares is met or having their customers' Shares redeemed.

NET ASSET VALUE


               The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day), except that Janus Government Money Market Fund's NAV is normally calculated as of 5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any


                                                         Shareholder's guide  31
               discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

REDEMPTIONS


               Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution). If a request for a redemption is received from a Financial Institution by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the Financial Institution's omnibus account that day. After these times, a redemption request will be processed as of that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.



               SYSTEMATIC WITHDRAWAL PLAN



               You may arrange for periodic redemptions by authorizing your Financial Institution to redeem a specified amount from your account on a day or days you specify. Not all Financial


 32  Janus Money Market Funds - Service Shares prospectus

               Institutions offer this plan. Contact your Financial Institution for details.


SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment from their Financial Institution. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends October 31. The Funds reserve the right to charge a fee for additional account statement requests.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Janus Money Market Funds' full portfolio holdings will be available to all shareholders of record upon request by calling a Janus Investor Service representative.


                                                         Shareholder's guide  33

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                    Investment Company Act File No. 811-1879

                                      February   , 2004


                            JANUS INSTITUTIONAL CASH
                                 RESERVES FUND

                                   Prospectus

     Janus Institutional Cash Reserves Fund is designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers an initial class of shares of the Fund (the "Shares") exclusively to institutional and individual clients meeting the minimum investment requirement of $5,000,000. The Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Institutional Cash Reserves Fund........    2
                   Fees and expenses.............................    4

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    5
                   Investment policies...........................    5
                   Types of investments..........................    5
                   Investment techniques.........................    7

                MANAGEMENT OF THE FUND
                   Investment adviser............................    9
                   Management expenses...........................    9
                   Portfolio managers............................   10

                DISTRIBUTIONS AND TAXES..........................   11

                FINANCIAL HIGHLIGHTS.............................   13

                OTHER INFORMATION................................   15

                SHAREHOLDER'S GUIDE
                   How to open an account........................   19
                   Purchasing shares.............................   20
                   How to exchange shares........................   22
                   How to sell shares............................   22
                   Special shareholder services and other
                   information...................................   24



                                                            Table of Contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE JANUS INSTITUTIONAL CASH RESERVES
   FUND?

--------------------------------------------------------------------------------
               JANUS INSTITUTIONAL CASH RESERVES FUND seeks maximum current income to the extent consistent with stability of capital.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change in the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The Fund will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Management LLC ("Janus Capital").

               The Fund invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

               The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

               An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to

 2  Janus Institutional Cash Reserves Fund prospectus
               preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.


               The following information provides some indication of the risks of investing in the Fund by showing how the performance of the Fund has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. [TO BE UPDATED BY AMENDMENT]



               JANUS INSTITUTIONAL CASH RESERVES FUND



                 Annual returns for calendar years ended 12/31
                                                                                         2002       2003

                 Best Quarter:       Worst Quarter:



               The Fund's seven day yield on December 31, 2003 was    %. For the
               Fund's current yield, call 1-800-29JANUS.


               The past performance of Janus Institutional Cash Reserves Fund does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Fund. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2003.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.



               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders. [TO BE UPDATED BY AMENDMENT]



             ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                Janus Institutional
                                                                Cash Reserves Fund
  Management Fee                                                        0.20%
  Other Expenses                                                            %
  Total Annual Fund Operating Expenses*                                     %
  Expense Reductions                                                        %
  Net Annual Fund Operating Expenses*                                       %



  * Total Annual Fund Operating Expenses are stated both with and without contractual expense reductions by Janus Capital. Janus Capital has contractually agreed to continue such reductions until at least March 1, 2005.


 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS.

 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
  Janus Institutional Cash Reserves Fund              $        $         $          $


 4  Janus Institutional Cash Reserves Fund prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Institutional Cash Reserves Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

INVESTMENT POLICIES

               The Fund will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               The Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

              Investment objective, principal investment strategies and risks  5

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities


               - preferred stock that, in connection with a demand feature, is the functional equivalent of a money market investment.


               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

 6  Janus Institutional Cash Reserves Fund prospectus

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Fund may use:

               PARTICIPATION INTERESTS
               A participation interest gives the Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES

               Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.


               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund's investments may be dependent in part on the credit quality of the banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking

              Investment objective, principal investment strategies and risks  7 industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

               VARIABLE AND FLOATING RATE SECURITIES
               The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               The Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 8  Janus Institutional Cash Reserves Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs of the Fund. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

MANAGEMENT EXPENSES


               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of the Fund will be calculated at the annual rate of 0.10% of the value of the Fund's average daily net assets. Janus Capital has agreed to continue such reduction until at least March 1, 2005. You will be notified of any change in this limit. For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.



               Janus Capital or its affiliates may make payments from their own assets to selected broker-dealer firms or other institutions or financial intermediaries which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital or its affiliates. You may wish to consider such arrangements when evaluating any recommendation of the Fund.


                                                       Management of the Fund  9

PORTFOLIO MANAGERS


SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Institutional Cash Reserves Fund, which she has managed since inception. She is also Portfolio Manager of other Janus accounts. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.




J. ERIC THORDERSON

--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Portfolio Manager of Janus Institutional Cash Reserves Fund, which he has managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in May 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.


 10  Janus Institutional Cash Reserves Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of the Fund unless otherwise elected by the shareholder. If no election is made, all distributions will be reinvested in additional Shares of the Fund.

               Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Fund reserves the right to require purchase and redemption requests prior to these times on days when the bond market or the NYSE close early.

               Fund distributions are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st

                                                     Distributions and taxes  11
               of each year. Because the Fund is a money market fund, it does not anticipate making significant capital gains distributions.

               Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Fund.

               The Fund intends to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that the Fund will be required to pay any federal income or excise taxes. The SAI further explains the Fund's tax status.

 12  Janus Institutional Cash Reserves Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of the fiscal year or period shown. Items 1 through 6 reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Fund, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI. [TO BE UPDATED BY AMENDMENT]


                                                        Financial highlights  13

JANUS INSTITUTIONAL CASH RESERVES FUND
----------------------------------------------------------------------------------------
                                                                       Year or Period
                                                                           ended
                                                                        October 31st
                                                                     2003        2002(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                        0.01
  3.  Total from investment operations                                             0.01
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                                     (0.01)
  5.  Total dividends and distributions                                          (0.01)
  6.  NET ASSET VALUE, END OF PERIOD                                              $1.00
  7.  Total return*                                                               0.87%
  8.  Net assets, end of period (in millions)                                    $1,792
  9.  Average net assets for the period (in millions)                            $1,262
 10.  Ratio of expenses to average net assets**(2)                                0.18%
 11.  Ratio of net investment income/(loss) to average net
      assets**                                                                    1.86%
----------------------------------------------------------------------------------------


(1) Fiscal period from May 15, 2002 to October 31, 2002.

(2) The ratio would have been    % greater before the reduction of certain fees
    and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 14  Janus Institutional Cash Reserves Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------


               PENDING LEGAL MATTERS



               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.



               Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's


                                                           Other information  15
               complaints. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.



               Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.



               The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission and the Office of the Colorado Attorney General are also conducting investigations into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital plans to continue cooperating fully with federal and state legal and regulatory authorities.



               Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately


 16  Janus Institutional Cash Reserves Fund prospectus
               implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  17

                            JANUS INSTITUTIONAL CASH
                                 RESERVES FUND
                              Shareholder's Guide

                                           This section contains
                                           information about opening your
                                           account with Janus, purchases
                                           and redemptions, and other
                                           services and options available
                                           to shareholders.

                                           [JANUS LOGO]

HOW TO OPEN AN ACCOUNT

               ESTABLISHING YOUR ACCOUNT

               The Application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Fund. After reviewing the Application carefully, complete, sign and forward it to:

                Via Regular Mail              Via Express Mail - Overnight Delivery
                Janus                         Janus
                P.O. Box 173375               100 Fillmore Street
                Denver, CO 80217-3375         Denver, CO 80206-4928
                Attn: Institutional Services  Attn: Institutional Services


               Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Fund reserves the right to suspend the offering of the Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason.


               TAXPAYER IDENTIFICATION NUMBER


               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.


               DISTRIBUTION OPTIONS

               Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of the Fund or

                                                         Shareholder's guide  19
               wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

               You must establish a Fund account and receive an account number before making purchases by wire. Contact the Institutional Services Money Desk at 1-800-29JANUS for complete instructions. Purchase requests received before 3:00 p.m. (New York time) on a bank business day will receive dividends declared on the purchase date (the daily yield for the Fund is calculated after that time). In addition, the Fund's transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC or Janus Distributors LLC, and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Fund and its agent have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Fund also reserves the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

               Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Institutional Services Money Desk at 1-800-29JANUS when you intend to make a wire purchase. The Fund does not charge any fees for transactions by wire in Shares of the Fund.


               Once you have established a Fund account, you may purchase Shares for such account or open additional accounts at any time. The Fund reserves the right to suspend the offering of Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason. If you have any questions, please call 1-800-29JANUS.


 20  Janus Institutional Cash Reserves Fund prospectus

MINIMUM INVESTMENT

               The minimum investment for the Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into shares of another Janus fund with a lower investment minimum or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000.

NET ASSET VALUE


               The net asset value of the Shares is determined as of the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day). NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

                                                         Shareholder's guide  21

HOW TO EXCHANGE SHARES


               The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' exchange limits and excessive trading policies generally do not apply to the Fund, although the Fund at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice. If you would like more information regarding this option, please call Institutional Services at 1-800-29JANUS.


HOW TO SELL SHARES

               PARTIAL OR COMPLETE REDEMPTIONS


               Shares of the Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund. Redemption proceeds will normally be wired to your predesignated bank account on the day of redemption, or, if that day is a bank holiday, on the next bank business day.


               IN WRITING

               To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

                Via Regular Mail              Via Express Mail - Overnight Delivery
                Janus                         Janus
                P.O. Box 173375               100 Fillmore Street
                Denver, CO 80217-3375         Denver, CO 80206-4928
                Attn: Institutional Services  Attn: Institutional Services

               The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the

 22  Janus Institutional Cash Reserves Fund prospectus
               number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund.

               BY TELEPHONE


               Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After this time, a redemption request will be processed as of that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Fund reserves the right to require redemption requests prior to this time on days when the bond market or NYSE close early. There is no fee for redemptions by wire.


               BY THE FUND

               Your account may be terminated by the Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Fund. In the case of insufficient account size, the Fund will notify you that you have 30 days to increase your account to the minimum required before redeeming your account.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



               Effective December 31, 2003, the Fund's full portfolio holdings will be available to all shareholders of record upon request by calling a Janus Investor Service representative.





                                                         Shareholder's guide  23

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

               PORTFOLIO INFORMATION

               You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

               TELEPHONE INSTRUCTIONS

               You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               ACCOUNT ADDRESS AND NAME CHANGES

               To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Fund with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

               To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

               STATEMENTS AND REPORTS

               Each shareholder will receive daily confirmations of purchases and redemptions made in the Fund. On the last day of each month,

 24  Janus Institutional Cash Reserves Fund prospectus
               the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month. The Fund reserves the right to charge a fee for additional account statement requests.



               Twice each year you will receive the financial statements of the Fund, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Fund's Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time.


               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Fund or its agents materially hampers the provision of such services.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS


               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers.


                                                         Shareholder's guide  25

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                    Investment Company Act File No. 811-1879

February  , 2004

GROWTH:
 Janus Fund
 Janus Enterprise Fund
 Janus Mercury Fund
 Janus Olympus Fund
 Janus Orion Fund

 Janus Twenty Fund*


 Janus Venture Fund*


INTERNATIONAL/GLOBAL:
 Janus Global Life Sciences Fund
 Janus Global Technology Fund

 Janus Global Opportunities Fund


   (formerly named, Janus Global Value Fund)


 Janus Overseas Fund

 Janus Worldwide Fund
CORE:
 Janus Balanced Fund
 Janus Core Equity Fund
 Janus Growth and Income Fund
 Janus Special Equity Fund


RISK-MANAGED:
 Janus Risk-Managed Stock Fund

VALUE:


 Janus Mid Cap Value Fund -


   Investor Shares


 Janus Mid Cap Value Fund -


   Institutional Shares*


 Janus Small Cap Value Fund -


   Investor Shares*


 Janus Small Cap Value Fund -


   Institutional Shares*


INCOME:
 Janus Flexible Income Fund
 Janus High-Yield Fund
 Janus Short-Term Bond Fund
 Janus Federal Tax-Exempt Fund

                         JANUS EQUITY AND INCOME FUNDS
                      Statement of Additional Information

     * These Funds/Classes are closed to new investors. However, current investors may continue to invest in the Funds and/or may open new Fund accounts. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. See the "Shareholder's Manual" section of the Funds' Prospectuses for more details.



     This Statement of Additional Information ("SAI") pertains to the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust. Janus Capital Management LLC ("Janus Capital") is the investment manager of each Fund. In addition, a subadviser is responsible for the day to day operations of certain Funds. The name change for Janus Global Value Fund to Janus Global Opportunities Fund was effective December 5, 2003.



     This SAI is not a Prospectus and should be read in conjunction with the
     Funds' Prospectuses dated February   , 2004, and any supplements
     thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. [TO BE UPDATED BY AMENDMENT]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Classification, Investment Policies and
                Restrictions,
                and Investment Strategies and Risks.............    2
                Investment Adviser and Subadvisers..............   45
                Custodian, Transfer Agent
                and Certain Affiliations........................   67
                Portfolio Transactions and Brokerage............   70
                Trustees and Officers...........................   81
                Purchase of Shares..............................   97
                   Net Asset Value Determination................   97
                   Reinvestment of Dividends and
                   Distributions................................   98
                Redemption of Shares............................  100
                Shareholder Accounts............................  101
                   Online and Telephone Transactions............  101
                   Systematic Redemptions.......................  101
                Tax-Deferred Accounts...........................  103
                Income Dividends, Capital Gains
                Distributions and Tax Status....................  105
                Principal Shareholders..........................  107
                Miscellaneous Information.......................  108
                   Shares of the Trust..........................  109
                   Shareholder Meetings.........................  109
                   Voting Rights................................  110
                   Master/Feeder Option.........................  111
                   Independent Accountants......................  111
                   Registration Statement.......................  111
                Financial Statements............................  112
                Appendix A......................................  113

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION


               Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Orion Fund, Janus Twenty Fund, Janus Global Technology Fund, Janus Global Opportunities Fund and Janus Special Equity Fund are classified as nondiversified.





SUBADVISERS



               FUND SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Janus Risk-Managed Stock Fund.



               FUNDS SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Janus Mid Cap Value Fund and Janus Small Cap Value Fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or that class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.



               (1) With respect to 75% of its total assets, Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus

               Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


               Each Fund may not:

               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities). This policy does not apply to Janus Global Life Sciences Fund. This policy does not apply to Janus Federal Tax-Exempt Fund regarding municipal obligations only. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.

               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (7) Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:




               (a) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.



               (c) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.



               (d) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.



               (e) The Funds may not invest in companies for the purpose of exercising control of management.



               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

               JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture;
               cosmetics/personal care; and biotechnology.

               The Fund does not have a policy to concentrate in any industry other than those listed above.

               JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund normally will be invested in fixed-income senior securities.

               JANUS FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, this Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

               JANUS FEDERAL TAX-EXEMPT FUND. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

               Janus Risk-Managed Stock Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use futures and options contracts and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or subadviser believes market, economic or political conditions warrant a temporary defensive position.

ILLIQUID INVESTMENTS


               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.


               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               Each of the Funds may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

SECURITIES LENDING


               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which may consist of cash, U.S. government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral permitted by the SEC. Cash collateral may also be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.


FOREIGN SECURITIES


               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Funds' performance may depend on factors other than the performance of a particular company. These factors include:


               CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


               EMERGING MARKETS. The Funds, particularly the International/Global Funds, may invest in companies from "developing countries" or "emerging markets." Janus Orion Fund and Janus Special Equity Fund also may at times invest a significant portion of its assets in emerging markets. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities.


SHORT SALES

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

               The Equity Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES


               Within the parameters of its specific investment policies, each Fund may invest up to 10% (without limit for Janus Flexible Income Fund and Janus High-Yield Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).



               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.


               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES

               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.

               The Funds also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities


               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.


               Investment companies may include index-based investments such as exchange traded funds ("EFTs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. GOVERNMENT SECURITIES


               Each Fund, particularly Janus Flexible Income Fund and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. government to purchase the obligations. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government because the Funds must look principally to the agency or instrumentally issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentally does not meet its commitment.


MUNICIPAL OBLIGATIONS

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. Janus Federal Tax-Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

HIGH-YIELD/HIGH-RISK BONDS


               Janus High-Yield Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest 35% or more of its net assets in such bonds, and Janus Core Equity Fund, Janus Special Equity Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund will, under normal circumstances, limit their investment in such bonds to 20% of their net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


               Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

               Please refer to the "Explanation of Rating Categories" section of this Statement of Additional Information for a description of bond rating categories.


DEFAULTED SECURITIES

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a

               Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.


               The Funds may enter into futures contracts and related options as permitted under Commodity Futures Trading Commission ("CFTC") Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.



               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


               A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               Janus Risk-Managed Stock Fund also may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               The Funds may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------


               As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.



               Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital and its affiliates also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to INTECH and Perkins pursuant to Subadvisory Agreements between Janus Capital and each Subadviser.



               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not interested persons of Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determi-nation and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.


               Each Equity Fund, with the exception of Janus Small Cap Value Fund, has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Janus Mid Cap Value Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Fund, with the provision that 50% of this fee (less any fee waivers or expense reimbursements) is payable directly by the Fund to Perkins, the Fund's subadviser. Additionally, Janus Small Cap Value Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the average daily net assets of the Fund, with the provision that 50% of this fee (less any fee waivers or expense reimbursements) is payable directly by the Fund to Perkins, the Fund's subadviser. Janus Flexible Income Fund and Janus Short-Term Bond Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. Janus High-Yield Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of average daily net assets of the Fund and 0.65% of the average daily net assets in excess of $300 million. Janus Federal Tax-Exempt Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.60% of the first $300 million of average daily net assets of the Fund and 0.55% of the average daily net assets in excess of $300 million. Janus Capital has agreed by contract to waive the advisory fee payable by any of the Fixed-Income Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year for Janus Flexible Income Fund and Janus High-Yield Fund and 0.65% of the average daily net assets for a fiscal year for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund. Janus Capital has agreed to continue such waivers until at least March 1, 2005.



               The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods of each Fund. The information below is for fiscal periods ended October 31. The information presented in the table below reflects the management fees in effect during each of the periods shown. [TO BE UPDATED BY AMENDMENT]



                                    2003                         2002                        2001
                         --------------------------   --------------------------   ------------------------
Fund Name                Advisory Fees     Waiver     Advisory Fees     Waiver     Advisory Fees    Waiver
-----------------------------------------------------------------------------------------------------------
GROWTH
Janus Fund                                            $140,731,864        -        $222,611,251       -
Janus Enterprise Fund                                 $ 16,364,733        -        $ 31,579,339       -
Janus Mercury Fund                                    $ 44,093,841        -        $ 73,061,347       -
Janus Olympus Fund                                    $ 18,734,880        -        $ 30,986,084       -
Janus Orion Fund                                      $  3,655,968        -        $  4,953,922       -
Janus Twenty Fund                                     $ 81,444,058        -        $131,931,417       -
Janus Venture Fund                                    $  6,452,941        -        $  8,532,931       -
INTERNATIONAL/GLOBAL
Janus Global Life
 Sciences Fund                                        $ 12,530,270        -        $ 19,225,549       -
Janus Global Technology
 Fund                                                 $ 12,389,903        -        $ 26,064,028       -
Janus Global
 Opportunities Fund(1)                                $  1,010,174        -        $    122,058(2)    -
Janus Overseas Fund                                   $ 28,898,116        -        $ 45,133,454       -
Janus Worldwide Fund                                  $118,118,802        -        $181,794,280       -
CORE
Janus Balanced Fund                                   $ 27,804,934        -        $ 30,309,706       -
Janus Core Equity Fund                                $  5,209,422        -        $  5,690,845       -
Janus Growth and Income
 Fund                                                 $ 42,102,922        -        $ 50,426,105       -
Janus Special Equity
 Fund                                                 $ 11,754,829        -        $ 17,326,328       -

                                    2003                         2002                          2001
                         --------------------------   --------------------------     ------------------------
Fund Name                Advisory Fees     Waiver     Advisory Fees     Waiver       Advisory Fees    Waiver
-------------------------------------------------------------------------------------------------------------
RISK-MANAGED
Janus Risk-Managed
 Stock Fund(3)                                                 N/A           N/A              N/A         N/A
VALUE
Janus Mid Cap Value
 Fund                             (4)           (5)   $  4,360,000(6)     -          $    754,000(6)    -
Janus Small Cap Value
 Fund                             (7)           (8)   $ 25,688,000(9) $  374,000(10) $ 18,728,000(9) $782,000(10)
INCOME
Janus Flexible Income
 Fund                                                 $  7,708,800        -          $  6,609,724       -
Janus High-Yield Fund                                 $  3,488,404        -          $  2,783,120       -
Janus Short-Term Bond
 Fund                                                 $  3,048,940    $1,117,312     $  1,814,236    $913,061
Janus Federal
 Tax-Exempt Fund                                      $    888,417    $  386,969     $    630,395    $394,781



 (1) Formerly named Janus Global Value Fund.


 (2) June 29, 2001 (inception) to October 31, 2001.


 (3) February 28, 2003 (inception) to October 31, 2003.


 (4) $        of the Advisory Fees for Janus Mid Cap Value Fund were paid to
     Berger Financial Group LLC, the Fund's former adviser, for the period
     October 1, 2002 to April 20, 2003, with the remaining $        being paid
     to Janus Capital for the period April 21, 2003 to October 31, 2003.


 (5) $        of the Waiver was waived by Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003. The
     remaining $        was waived by Janus Capital for the period April 21,
     2003 to October 31, 2003.


 (6) Advisory Fees paid to Berger Financial Group LLC, the Fund's former adviser, for the period ended September 30 (the Fund's former fiscal year end).


 (7) $        of the Advisory Fees for Janus Small Cap Value Fund were paid to
     Berger Financial Group LLC, the Fund's former adviser, for the period
     October 1, 2002 to April 20, 2003, with the remaining $        being paid
     to Janus Capital for the period April 21, 2003 to October 31, 2003.


 (8) $        of the Waiver was waived by Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003. The
     remaining $        was waived by Janus Capital for the period April 21,
     2003 to October 31, 2003.


 (9) Advisory Fees paid to Berger Financial Group LLC, the Fund's former adviser, for the period ended September 30 (the Fund's former fiscal year end).


(10) For the Investor Shares class only, Berger Financial Group LLC, the Fund's former adviser, waived a portion of the 12b-1 fee by the amount such fee was not used in connection with the distribution or servicing of the Investor Shares of the Fund during any period in which the Fund remained closed to new investors. The waiver shown reflects an amount as if the waiver had been in effect for the previous fiscal year.

               Each Fund's Advisory Agreement is dated April 3, 2002, except for the Advisory Agreements for Janus Risk-Managed Stock Fund's and Janus Mid Cap Value Fund, which are dated December 10, 2002 and Janus Small Cap Value Fund, which is dated January 31, 2003. Each Fund's Advisory Agreement will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



SUBADVISERS



               Janus Capital has entered into subadvisory agreements ("Subadvisory Agreements") on behalf of Janus Risk-Managed Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund.



Enhanced Investment Technologies, LLC



               Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") with Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida, 33410, on behalf of Janus Risk-Managed Stock Fund.



               INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, an offshore investment fund, and other institutional accounts. As of
               February   , 2004, Janus Capital owned approximately 77.5% of the
               outstanding voting shares of INTECH.

               Under the Subadvisory Agreement between Janus Capital and INTECH, INTECH is responsible for day-to-day investment operations of Janus Risk-Managed Stock Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objective, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and (iv) maintain all books and records required under federal securities law relating to the day-to-day portfolio management of the Funds. The Subadvisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.




               The Subadvisory Agreement will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Janus Risk-Managed Stock Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.


PERKINS, WOLF, MCDONNELL AND COMPANY, LLC



               Janus Capital has entered into subadvisory agreements ("Subadvisory Agreement") with Perkins, Wolf, McDonnell and Company, LLC, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604, on behalf of Janus Mid Cap Value Fund and Janus

               Small Cap Value Fund. Perkins (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.



               Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.



               Under the Subadvisory Agreements between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreements and except to the extent otherwise provided by law.



               The Subadvisory Agreements with Perkins will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Subadvisory Agreements are subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of its assignment and in the event of termination of Janus Mid Cap Value Fund's or Janus Small Cap Value Fund's respective Investment Advisory Agreement. Perkins may not terminate the Subadvisory Agreements without cause prior to May 1, 2005, and then only upon three years' notice.



               Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing and servicing of products. Among other things, Janus Capital agrees that it will not terminate, or recommend to the Trustees that they terminate, the Subadvisory Agreements with Perkins. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.



               Under each Subadvisory Agreement, the subadviser is compensated according to the following schedule:



                Fund                                               Subadviser   Annual Rate
                ---------------------------------------------------------------------------
                Janus Risk-Managed Stock Fund                        INTECH        0.26%
                Janus Mid Cap Value Fund                            Perkins       0.325%
                Janus Small Cap Value Fund                          Perkins       0.375%



               Janus Risk-Managed Stock Fund pays no fees directly to INTECH, Janus Capital pays these subadvisory fees out of its advisory fees.



               During the fiscal period April 21, 2003 to October 31, 2003, Janus Mid Cap Value paid subadvisory fees to Perkins of
                         .



               During the fiscal period April 21, 2003 to October 31, 2003, Janus Small Cap Value paid subadvisory fees to Perkins of
                         . [TO BE UPDATED BY AMENDMENT]

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS



               In approving or continuing the Funds' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates, as well as reports prepared by Lipper Inc. ("Lipper") containing comparisons of various Fund data to similar data for peer groups of mutual funds with similar investment objectives. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, investment process and reputation;


               - the terms of each Advisory Agreement;


               - the scope and quality of the services that Janus Capital provides to the Funds including, but not limited to, all administrative and operation support for the Funds, such as accounting, compliance, in-house legal, marketing and public relations, distribution and federal and blue sky registration and reporting;


               - the historical investment performance of each Fund (if
                 applicable) and that of comparable funds managed by other advisers over various periods;


               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus
                 Capital;



               - the advisory fee rates payable by comparable funds managed by other advisers, as presented in the Lipper materials, before giving effect to any applicable fee waivers;


               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.


APPROVAL OF SUBADVISORY AGREEMENTS



               The subadvised Funds' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held December 10, 2002. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:



               - information regarding the subadvisers and their personnel and investment process;



               - the terms of the Subadvisory Agreements;



               - the scope and quality of services that the subadvisers provide to the Funds;



               - the historical performance of accounts managed by INTECH and
                 Perkins;



               - the rate of fees paid to the subadvisers by Janus Capital and by other client accounts managed by the subadvisers;



               - the procedures followed by the subadvisers with respect to portfolio brokerage and trade allocations; and



               - information regarding Janus' acquisition of an ownership stake in Perkins.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.



ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS


               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.


               INTECH, the subadviser for Janus Risk-Managed Fund generates regular daily trades for all of its clients, including Janus Risk-Managed Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer or his designee. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.



               Perkins, the subadviser for Janus Mid Cap Value Fund and Janus Small Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Janus Mid Cap Value Fund and Janus Small Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.



               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



               Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.



               Janus Capital, INTECH and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Funds and their other clients;
               (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.



               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel, of Janus Capital, INTECH, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.



               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH and Janus Distributors personnel may be required to forfeit their profits made from personal trading.





               Perkins has adopted their own Codes of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds


               [TO BE UPDATED BY AMENDMENT]



               Janus Capital votes proxies in the best interest of its shareholders. Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).



               PROXY VOTING PROCEDURES



               Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Capital's Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.



               The role of the Proxy Voting Committee is to work with Janus Capital portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.



               Starting in August 2004, on an annual basis, Janus Capital will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus Capital may be obtained from that fund's adviser.



               PROXY VOTING POLICIES



               As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.



               BOARD OF DIRECTORS ISSUES


               Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

               AUDITOR ISSUES


               Janus Capital will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.



               EXECUTIVE COMPENSATION ISSUES


               Janus Capital reviews executive compensation plans on a case by case basis. However, Janus Capital will generally oppose proposed equity based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.



               GENERAL CORPORATE ISSUES


               Janus Capital will generally vote in favor of proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will review anti-takeover measures on a case by case basis. Janus Capital will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.



               SHAREHOLDER PROPOSALS


               If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Otherwise, Janus Capital will generally oppose the shareholder proposal.



Enhanced Investment Technologies, LLC


Proxy Voting Procedures



               The following represents the procedures for INTECH with respect to the voting of proxies on behalf of all mutual funds advised by

               INTECH, for which INTECH has responsibility for voting proxies and the keeping of records relating to proxy voting.



               GENERAL POLICY. INTECH takes seriously its responsibilities in the voting of proxies for those clients who have delegated the voting responsibility to INTECH. However, in INTECH's investment process, buy and sell decisions are determined solely by a mathematical formula that selects optimal holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS"), an independent Proxy Voting Service, to vote all proxies on behalf of client accounts in accordance with its recommendations (the "ISS Recommendations").



               DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital to provide the administration for its proxy voting.



               JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with the proxy voting service and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.



               VOTING AND USE OF PROXY VOTING SERVICE. ISS assists in the voting of proxies for INTECH's clients, including Janus Risk-Managed Stock Fund. ISS is responsible for coordinating with the mutual funds' custodians to ensure that all proxy materials received by the custodians relating to securities held by the mutual funds are processed in a timely fashion. ISS is responsible for working with the Janus Investment Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS Recommendations.

               CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:



               - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.



               - The Janus Investment Accounting Group is not authorized to override any ISS Recommendation.



               - Without limiting the foregoing, the Janus Investment Accounting
                 Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.



               - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Operating Officer.



               - All mutual funds are prohibited from investing in securities of
                 Janus Capital or securities of its publicly-traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of the mutual funds which includes, among other things, affiliates of the mutual funds. The trading system is designed to prohibit transactions in all securities on the Restricted List.



               In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Operating Officer to determine whether a material conflict exists. To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS Recommendations.



               REPORTING AND RECORD RETENTION. Starting in August 2004, on an annual basis for the one-year period ending on June 30th, the proxy voting record for Janus Risk-Managed Stock Fund will be available via Janus Capital's website. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.



               REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.



Perkins, Wolf, McDonnell and Company, LLC



Proxy Voting Summary for Mutual Funds



               Perkins votes proxies in the best interest of its shareholders. Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).



               PROXY VOTING PROCEDURES



               Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on all major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.



               The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.



               Starting in August 2004, on an annual basis, Janus Capital, on Perkins' behalf, will provide its proxy voting record for each mutual fund subadvised by Perkins for the one-year period ending on June 30th on Janus Capital's website.



               PROXY VOTING POLICIES



               As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.



               BOARD OF DIRECTORS ISSUES


               Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

               AUDITOR ISSUES


               Perkins will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.



               EXECUTIVE COMPENSATION ISSUES


               Perkins reviews executive compensation plans on a case by case basis. However, Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).



               GENERAL CORPORATE ISSUES


               Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will review anti-takeover measures on a case by case basis. Perkins will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.



               SHAREHOLDER PROPOSALS


               If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Otherwise, Perkins will generally oppose the shareholder proposal.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Janus Risk-Managed Stock Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.05% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services. For transfer agency and other services, Janus Services receives an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Janus Services also receives $4 per open shareholder account in each Fund, except Janus Twenty Fund, Janus

               Venture Fund, Janus Mid Cap Value Fund -- Institutional Shares, and Janus Small Cap Value Fund. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the equity funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations.



               For Janus Mid Cap Value Fund and Janus Small Cap Value Fund, due to the differences in the shareholder bases of Investor Shares and Institutional Shares, the transfer agency fee structure is expected to result in different overall transfer agency expenses incurred by each class. By written agreement, Janus Services has agreed until March 1, 2005 to waive the transfer agency fees payable by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund and Berger Small Cap Value Fund.



               Transfer Agency fees paid on behalf of Janus Mid Cap Value Fund and Janus Small Cap Value Fund for the fiscal period ended October 31, 2003, are summarized below. [TO BE UPDATED BY AMENDMENT]



Fund Name                                                     Transfer Agency Fees
----------------------------------------------------------------------------------
Janus Mid Cap Value -
  Investor Shares
Janus Mid Cap Value -
  Institutional Shares
Janus Small Cap Value -
  Investor Shares
Janus Small Cap Value -
  Institutional Shares

               DST, a subsidiary of JCGI, provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings in DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST.


               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               Janus Capital places all portfolio transactions of the Funds, except for the Janus Risk-Managed Fund. With respect to Janus Risk-Managed Fund, INTECH places portfolio transactions using its proprietary trade system software. With respect to the Janus Mid Cap Value Fund Investor Shares, Janus Mid Cap Value Fund - Institutional Shares, Janus Small Cap Value Fund - Investor Shares, and Janus Small Cap Value Fund - Institutional Shares, Janus Capital places portfolio transactions solely upon Perkins' direction.



               Janus Capital and the subadvisers have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.



               Janus Capital and, in consultation with Perkins, considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses and the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital and Perkins, as applicable, in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Much of the research provided to Janus Capital and Perkins by broker-dealers would otherwise be available to Janus Capital and Perkins for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital and Perkins by or through broker-dealers. For example, Janus Capital and Perkins have arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital and Perkins receive research from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions.

               For the fiscal year or period ended October 31, 2003, the total brokerage commissions paid by the Funds then in existence to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below: [TO BE UPDATED BY AMENDMENT]




Fund Name                                                   Commissions     Transactions
-----------------------------------------------------------------------------------------
GROWTH
Janus Fund                                                  $              $
Janus Enterprise Fund                                       $              $
Janus Mercury Fund                                          $              $
Janus Olympus Fund                                          $              $
Janus Orion Fund                                            $              $
Janus Twenty Fund                                           $              $
Janus Venture Fund
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund                             $              $
Janus Global Technology Fund                                $              $
Janus Global Opportunities Fund(1)                          $              $
Janus Overseas Fund                                         $              $
Janus Worldwide Fund                                        $              $
CORE
Janus Balanced Fund                                         $              $
Janus Core Equity Fund                                      $              $
Janus Growth and Income Fund                                $              $
Janus Special Equity Fund                                   $              $
RISK-MANAGED
Janus Risk-Managed Stock Fund(2)                            $              $
VALUE
Janus Mid Cap Value Fund                                    $              $
Janus Small Cap Value Fund                                  $              $
INCOME
Janus Flexible Income Fund                                  $              $



(1) Formerly named Janus Global Value Fund.


(2) February 28, 2003 (inception) to October 31, 2003.

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.


               If Janus Capital or Perkins determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Perkins may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Perkins determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital and Perkins receive a benefit from research they receive from brokers; for this reason, Janus Capital and Perkins have an incentive to place trades with brokers who provide research products or services.



               Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services from equity trades may be used for fixed-income clients that normally do not pay brokerage commissions. Perkins may make their own separate arrangements with and maintain internal allocation procedures for allocating transaction to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Janus Mid Cap Value Fund and Janus Small Cap Value Fund.


               Janus Capital may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital may direct that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would help achieve best execution.


               INTECH does not consider research services in selecting brokers. For the Janus Risk-Managed Stock Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.


               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.



               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.


               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

               The following table lists the total amount of brokerage commissions paid by each Fund then in existence for the fiscal periods ending on October 31st of each year. [TO BE UPDATED BY AMENDMENT]




Fund Name                                          2003           2002           2001
-----------------------------------------------------------------------------------------
GROWTH
Janus Fund                                                     $18,596,729    $2,370,919
Janus Enterprise Fund                                          $ 4,653,144    $  803,218
Janus Mercury Fund                                             $19,047,366    $1,956,037
Janus Olympus Fund                                             $ 5,981,556    $  417,419
Janus Orion Fund                                               $ 3,331,284    $  240,695
Janus Twenty Fund                                              $10,935,992    $  985,784
Janus Venture Fund                                             $ 2,437,447    $  133,600
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund                                $ 4,154,135    $  353,728
Janus Global Technology Fund                                   $ 3,825,584    $   81,755
Janus Global Opportunities Fund(1)                             $   594,487    $    5,535(2)
Janus Overseas Fund                                            $ 9,945,990    $  943,739
Janus Worldwide Fund                                           $39,922,325    $3,741,530
CORE
Janus Balanced Fund                                            $ 4,835,772    $  451,600
Janus Core Equity Fund                                         $ 2,047,624    $  129,018
Janus Growth and Income Fund                                   $ 7,050,299    $  586,980
Janus Special Equity Fund                                      $ 3,989,951    $  621,938
RISK-MANAGED
Janus Risk-Managed Stock Fund                            (3)          N/A            N/A
VALUE
Janus Mid Cap Value Fund                                       $3,341,000(4)  $  563,000(4)
Janus Small Cap Value Fund                                     $6,009,000(5)  $4,352,000(5)
INCOME
Janus Flexible Income Fund                                     $   24,993     $    -
Janus High-Yield Fund                                          $   11,734     $    -
Janus Short-Term Bond Fund                                     $   12,898     $    -
Janus Federal Tax-Exempt Fund                                  $        -     $    -



(1) Formerly named Janus Global Value Fund.


(2) June 29, 2001 (inception) to October 31, 2001.


(3) February 28, 2003 (inception) to October 31, 2003.


(4) Total amount of brokerage commissions paid by Berger Mid Cap Value Fund for the period ended September 30, (the Fund's former fiscal year end).


(5) Total amount of brokerage commissions paid by Berger Small Cap Value Fund for the period ended September 30, (the Fund's former fiscal year end).

               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows: [TO BE UPDATED BY AMENDMENT]




                                        Commission Paid
                                        through DSTS for
                                        the Period Ended    Reduction of     % of Total      % of Total
Fund Name                               October 31, 2003    Expenses(1)    Commissions(2)   Transactions
---------------------------------------------------------------------------------------------------------
GROWTH
Janus Fund                                 $                 $                       %               %
Janus Enterprise Fund                      $                 $                       %               %
Janus Mercury Fund                         $                 $                       %               %
Janus Olympus Fund                         $                 $                       %               %
Janus Orion Fund                           $                 $                       %               %
Janus Twenty Fund                          $                 $                       %               %
Janus Venture Fund                         $                 $                       %               %
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund            $                 $                       %               %
Janus Global Technology Fund               $                 $                       %               %
Janus Global Opportunities Fund(3)         $                 $                       %               %
Janus Overseas Fund                        $                 $                       %               %
Janus Worldwide Fund                       $                 $                       %               %
CORE
Janus Balanced Fund                        $                 $                       %               %
Janus Core Equity Fund                     $                 $                       %               %
Janus Growth and Income Fund               $                 $                       %               %
Janus Special Equity Fund                  $                 $                       %               %
RISK-MANAGED
Janus Risk-Managed Stock Fund(4)           $                 $                       %               %
VALUE
Janus Mid Cap Value Fund                   $                 $                       %               %
Janus Small Cap Value Fund                 $                 $                       %               %



(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.


(2) Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.


(3) Formerly named Janus Global Value Fund.


(4) February 28, 2003 (inception) to October 31, 2003.

Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.


                                      Commission Paid                       Commission Paid
                                      through DSTS for      Reduction       through DSTS for      Reduction
                                      the Period Ended          of          the Period Ended          of
Fund Name                             October 31, 2002     Expenses(1)      October 31, 2001     Expenses(1)
-------------------------------------------------------------------------------------------------------------
GROWTH
Janus Fund                                $679,325           $509,621           $710,427           $532,953
Janus Enterprise Fund                     $379,137           $284,424           $ 66,888           $ 50,179
Janus Mercury Fund                        $328,432           $246,385           $ 29,688           $ 22,272
Janus Olympus Fund                        $ 59,306           $ 44,490           $ 58,569           $ 43,937
Janus Orion Fund                          $ 81,817           $ 61,378           $ 13,472           $ 10,106
Janus Twenty Fund                         $ 43,950           $ 32,971           $ 85,320           $ 64,006
Janus Venture Fund                        $ 22,730           $ 17,052                N/A                N/A
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund           $ 38,342           $ 28,764           $ 32,330           $ 24,253
Janus Global Technology Fund              $ 37,332           $ 28,006           $ 19,000           $ 14,254
Janus Global Opportunities Fund(2)               -                  -           $    933           $    700
Janus Overseas Fund                       $ 40,996           $ 30,754           $      -           $      -
Janus Worldwide Fund                      $707,313           $530,617           $269,237           $201,272
CORE
Janus Balanced Fund                       $202,991           $152,281           $ 41,217           $ 30,920
Janus Core Equity Fund                    $ 39,563           $ 29,680           $ 12,637           $  9,480
Janus Growth and Income Fund              $134,835           $101,152           $ 37,480           $ 28,117
Janus Special Equity Fund                 $ 58,367           $ 43,786           $ 56,298           $ 42,234



(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.


(2) Formerly named Janus Global Value Fund.

Note: Funds that did not execute trades with DSTS during the stated periods are not included in the table.


               The Funds may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Funds. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade was considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal period November 1, 2001 through July 17, 2002 and for the fiscal year ended October 31, 2001. Funds not listed below did not pay any commissions to E*Trade during the relevant period. Information is not shown for the fiscal year ended October 31, 2003 because E*Trade was not considered an "affiliate" of the Funds during that period.



                                                               Aggregate Commissions Paid to
                                                                          E*Trade
Fund Name                                                         2002              2001
----------------------------------------------------------------------------------------------
Janus Fund                                                       $ 3,028           $ 3,050
Janus Mercury Fund                                               $   785           $   795
Janus Overseas Fund                                              $ 9,147                 -
Janus Worldwide Fund                                             $78,433           $ 1,501






               As of October 31, 2003, certain Funds owned securities of their regular broker-dealers (or parents), as shown below: [TO BE UPDATED BY AMENDMENT]



                                            Name of                      Value of
Fund Name                                Broker-Dealer               Securities Owned
-----------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees, Advisory Board members and officers of the Trust, together with a brief description of their principal occupations during the last five years.



               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, Janus Aspen Series, Janus Adviser Series, Janus Adviser and the
               Trust consist of 62 series or funds as of February   , 2004.



               The Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.



               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             62               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 66                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    59               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                                                                         Development
                                                                                                         Foundation;
                                                                                                         Trustee and
                                                                                                         Vice President,
                                                                                                         Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 100 Fillmore Street                                    Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence LLC;
 Age 65                                                                                                  Director of
                                                                                                         A.M. Castle &
                                                                                                         Co., Harris
                                                                                                         Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor.               62               Director, Red
 100 Fillmore Street                                                                                     Robin Gourmet
 Denver, CO 80206                                                                                        Burgers, Inc.
 Age 60
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          62               Director,
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO (since                      and NeoCore
 Age 60                                                 2002). Formerly, Distinguished                   Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Addison, TX (a
                                                        venture capital firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    59               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 59                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 65
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   ADVISORY BOARD
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
 NAME, AGE AS OF      POSITIONS                                                     IN FUND COMPLEX  OTHER
 DECEMBER 31, 2003    HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          FUNDS        SERVED           THE PAST FIVE YEARS             ADVISORY BOARD   HELD
--------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS
--------------------------------------------------------------------------------------------------------------------
 Katherine A.         Advisory     4/03-present     General Partner/Managing        13               N/A
 Cattanach            Board                         Principal (since September
 100 Fillmore Street  Member                        1987), Sovereign Financial
 Denver, CO 80206                                   Services, Inc. (financial
 Age: 58                                            consulting and management
                                                    firm). Formerly, Vice Chair of
                                                    the Berger Funds (1994-2002).
--------------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.  Advisory     4/03-present     Lewis Investments (since June   13               Director, J.D.
 100 Fillmore Street  Board                         1988) (self- employed private                    Edwards & Co.
 Denver, CO 80206     Member                        investor). Formerly,                             (1995 to March
 Age: 70                                            Trustee/Director of the Berger                   2002).
                                                    Funds (1987-2002).                               Director,
                                                                                                     National Fuel
                                                                                                     Corporation
                                                                                                     (oil & gas
                                                                                                     production);
                                                                                                     Advisory
                                                                                                     Director,
                                                                                                     Otologics, LLC,
                                                                                                     (implantable
                                                                                                     hearing aid)
                                                                                                     (since 1999);
                                                                                                     Member of
                                                                                                     Community
                                                                                                     Advisory Board,
                                                                                                     Wells Fargo
                                                                                                     Bank-Denver.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   ADVISORY BOARD
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
 NAME, AGE AS OF      POSITIONS                                                     IN FUND COMPLEX  OTHER
 DECEMBER 31, 2003    HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          FUNDS        SERVED           THE PAST FIVE YEARS             ADVISORY BOARD   HELD
--------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS (CNTD.)
--------------------------------------------------------------------------------------------------------------------
 Michael Owen         Advisory     4/03-Present     Dean of Zayed University        13               N/A
 100 Fillmore Street  Board                         (since September 2000).
 Denver, CO 80206     Member                        Formerly self-employed as a
 Age: 66                                            financial and management
                                                    consultant, and in real estate
                                                    development (from June 1999 to
                                                    September 2000). Dean (from
                                                    1993 to June 1999), of the
                                                    College of Business, Montana
                                                    State University. Formerly,
                                                    Chairman of the Board of the
                                                    Berger Funds (1968-2002).
--------------------------------------------------------------------------------------------------------------------
 Albert C. Yates      Advisory     4/03-Present     President (since 1990),         13               Member, Board
 100 Fillmore Street  Board                         Chancellor and Professor of                      of Directors,
 Denver, CO 80206     Chairman                      Chemistry-Department of                          Adolph Coors
 Age: 62                                            Chemistry, of Colorado State                     Company
                                                    University. Formerly,                            (brewing
                                                    Trustee/Director of the Berger                   company) (since
                                                    Funds (2000-2002).                               1998); Member,
                                                                                                     Board of
                                                                                                     Directors,
                                                                                                     Dominion
                                                                                                     Industrial
                                                                                                     Capital Bank
                                                                                                     (1999 to 2000);
                                                                                                     Member, Board
                                                                                                     of Directors,
                                                                                                     Centennial Bank
                                                                                                     of the West
                                                                                                     (since 2001).
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                 OFFICERS
-----------------------------------------------------------------------------------------------------------
                                                   TERM OF
                                                   OFFICE* AND
NAME, AGE AS OF DECEMBER    POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
31, 2003 AND ADDRESS        FUNDS                  TIME SERVED    FIVE YEARS
-----------------------------------------------------------------------------------------------------------
 William Bales              Executive Vice         2/97-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                         Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                     accounts.
 Age 35                     Janus Venture Fund
-----------------------------------------------------------------------------------------------------------
 Laurence Chang             Executive Vice         9/99-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                         Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                     accounts. Formerly, Co-Portfolio Manager
 Age 38                     Janus Worldwide Fund                  (1998-2000) of Janus Overseas.
-----------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman        Executive Vice         2/02-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                         Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                     accounts. Formerly, Co-Portfolio Manager
 Age 32                     Janus Enterprise Fund                 (1997-2000) for Janus Venture Fund and
                                                                  Analyst (1994-1997 and 2000-2002) for
                                                                  Janus Capital Corporation.
-----------------------------------------------------------------------------------------------------------
 David J. Corkins           Executive Vice         2/03-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                         Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                     accounts.
 Age 37                     Janus Mercury Fund
-----------------------------------------------------------------------------------------------------------
 David C. Decker            Executive Vice         9/96-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                         Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                     accounts. Formerly, Portfolio Manager
 Age 37                     Janus Special Equity                  (1996-2002) for Janus Special Situations
                            Fund                                  Fund.
-----------------------------------------------------------------------------------------------------------
 C. Mike Lu                 Executive Vice         11/98-Present  Vice President of Janus Capital and
 100 Fillmore Street        President and                         Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                     accounts.
 Age 34                     Janus Global
                            Technology Fund
-----------------------------------------------------------------------------------------------------------
 Brent A. Lynn              Executive Vice         1/01-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                         Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                     accounts. Formerly, Analyst (1991-2001)
 Age 39                     Janus Overseas Fund                   for Janus Capital Corporation.
-----------------------------------------------------------------------------------------------------------
 Thomas R. Malley           Executive Vice         11/98-Present  Vice President of Janus Capital and
 100 Fillmore Street        President and                         Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                     accounts.
 Age 35                     Janus Global Life
                            Sciences Fund
-----------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------------
                                                OFFICERS
--------------------------------------------------------------------------------------------------------
                                                    TERM OF
                                                    OFFICE* AND
NAME, AGE AS OF DECEMBER    POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
31, 2003 AND ADDRESS        FUNDS                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------------
 Sharon S. Pichler          Executive Vice          12/94-Present  Vice President of Janus Capital and
 100 Fillmore Street        President and                          Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                      accounts.
 Age 54                     Janus Federal
                            Tax-Exempt Fund;
                            Co-Portfolio Manager
                            Janus Money Market
                            Fund
--------------------------------------------------------------------------------------------------------
 Karen L. Reidy             Executive Vice          1/00-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                          Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                      accounts. Formerly, Analyst
 Age 36                     Janus Balanced Fund                    (1995-1999) of Janus Capital
                            and                                    Corporation.
                            Janus Core Equity Fund
--------------------------------------------------------------------------------------------------------
 Blaine P. Rollins          Executive Vice          1/00-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                          Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                      accounts. Formerly, Portfolio Manager
 Age 36                     Janus Fund                             (1996-1999) of Janus Balanced Fund
                                                                   and Janus Equity Income Fund.
--------------------------------------------------------------------------------------------------------
 Ron Sachs                  Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                          Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                      accounts. Formerly, Analyst
 Age 36                     Janus Orion Fund                       (1996-2000) for Janus Capital
                                                                   Corporation.
--------------------------------------------------------------------------------------------------------
 Minyoung Sohn              Executive Vice          1/04-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                          Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                      accounts. Formerly, Analyst
 Age 28                     Janus Growth and                       (1998-2003) for Janus Capital
                            Income Fund                            Corporation
--------------------------------------------------------------------------------------------------------
 Scott W. Schoelzel         Executive Vice          8/97-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                          Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                      accounts.
 Age 45                     Janus Twenty Fund
--------------------------------------------------------------------------------------------------------
 Gibson Smith               Executive Vice          7/03-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                          Formerly, Analyst, (2001-2003) for
 Denver, CO 80206           Portfolio Manager                      Janus Capital Corporation and worked
 Age 35                     Janus High-Yield Fund                  in the fixed- income division
                            and Janus Short-Term                   (1991-2001) for Morgan Stanley.
                            Bond Fund
--------------------------------------------------------------------------------------------------------
 Ronald V. Speaker          Executive Vice          7/92-Present   Vice President of Janus Capital and
 100 Fillmore Street        President and                          Portfolio Manager for other Janus
 Denver, CO 80206           Portfolio Manager                      accounts.
 Age 39                     Janus Flexible Income
                            Fund
--------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

-------------------------------------------------------------------------------------------------------
                                               OFFICERS
-------------------------------------------------------------------------------------------------------
                                               TERM OF
NAME, AGE AS OF                                OFFICE* AND
DECEMBER 31, 2003 AND   POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS                 FUNDS                  TIME SERVED    FIVE YEARS
-------------------------------------------------------------------------------------------------------
 Jason P. Yee           Executive Vice         3/01-Present   Vice President of Janus Capital and
 100 Fillmore Street    President and                         Portfolio Manager for other Janus
 Denver, CO 80206       Portfolio Manager                     accounts. Formerly, Portfolio Manager and
 Age 34                 Janus Global                          Managing Director (1996-2000) for Bee &
                        Opportunities Fund                    Associates and Analyst (2000-2001) for
                                                              Janus Capital Corporation.
-------------------------------------------------------------------------------------------------------
 Claire Young           Executive Vice         8/97-Present   Vice President of Janus Capital and
 100 Fillmore Street    President and                         Portfolio Manager for other Janus
 Denver, CO 80206       Portfolio Manager                     accounts.
 Age 38                 Janus Olympus Fund
-------------------------------------------------------------------------------------------------------
 Thomas A. Early        Vice President and     3/98-Present   Senior Vice President, General Counsel,
 100 Fillmore Street    General Counsel                       Chief Corporate Affairs Officer and
 Denver, CO 80206                                             Secretary of Janus Capital and Janus
 Age 48                                                       Capital Group, Inc.; Vice President,
                                                              General Counsel and Secretary of Janus
                                                              Services LLC, Janus Capital International
                                                              LLC, Janus Institutional Services LLC,
                                                              Janus Distributors LLC and the Janus
                                                              Foundation; Vice President, General
                                                              Counsel and Director to Janus
                                                              International (Asia) Limited and Janus
                                                              International Limited; Director for Janus
                                                              Capital Trust Manager Limited, Janus
                                                              World Principal Protected Funds and Janus
                                                              World Funds; and Board member of Janus
                                                              Global Funds SPC. Formerly, Interim
                                                              Director of Janus Capital (2002-2003);
                                                              Director (2001) of Janus Distributors,
                                                              Inc. and Janus Services, Inc. and General
                                                              Counsel, Secretary and Director (2000-
                                                              2002) of Janus International Holding,
                                                              Inc.
-------------------------------------------------------------------------------------------------------
 Anita E. Falicia       Vice President,        10/02-Present  Vice President of Investment Accounting
 100 Fillmore Street    Treasurer and                         of Janus Capital. Formerly, Assistant
 Denver, CO 80206       Principal Accounting                  Vice President (2000-2002) of Investment
 Age 35                 Officer                               Accounting of Janus Capital or Janus
                                                              Capital Corporation; Director (1999-2000)
                        Chief Financial        10/02-11/03    of Investment Accounting of Janus Capital
                        Officer                               Corporation; and Director (1997-1999) of
                                                              Fund Accounting of Janus Capital
                                                              Corporation.
-------------------------------------------------------------------------------------------------------
 Bonnie M. Howe         Vice President         12/99-Present  Vice President and Assistant General
 100 Fillmore Street                                          Counsel to Janus Capital, Janus
 Denver, CO 80206                                             Distributors LLC and Janus Services LLC.
 Age 38                                                       Formerly, Assistant Vice President
                                                              (1997-1999) and Associate Counsel
                                                              (1995-1999) for Janus Capital Corporation
                                                              and Assistant Vice President (1998-2000)
                                                              for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

-------------------------------------------------------------------------------------------------------
                                               OFFICERS
-------------------------------------------------------------------------------------------------------
                                               TERM OF
NAME, AGE AS OF                                OFFICE* AND
DECEMBER 31, 2003 AND   POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS                 FUNDS                  TIME SERVED    FIVE YEARS
-------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes    Vice President and     12/99-Present  Vice President of Domestic Funds and
 100 Fillmore Street    Secretary                             Assistant General Counsel of Janus
 Denver, CO 80206                                             Capital, Vice President and Assistant
 Age 38                                                       General Counsel of Janus Distributors LLC
                                                              and Janus Services LLC. Formerly,
                                                              Assistant Vice President (1997-1999) of
                                                              Janus Capital Corporation; Chief
                                                              Compliance Officer, Director and
                                                              President (1997-1999) of Janus
                                                              Distributors, Inc.; and Assistant Vice
                                                              President (1998-2000) of Janus Service
                                                              Corporation.
-------------------------------------------------------------------------------------------------------
 David R. Kowalski      Vice President and     6/02-Present   Vice President and Chief Compliance
 100 Fillmore Street    Chief Compliance                      Officer of Janus Capital and Janus
 Denver, CO 80206       Officer                               Distributors LLC; and Assistant Vice
 Age 46                                                       President of Janus Services LLC.
                                                              Formerly, Senior Vice President and
                                                              Director (1985-2000) of Mutual Fund
                                                              Compliance for Van Kampen Funds.
-------------------------------------------------------------------------------------------------------
 Girard C. Miller       President and Chief    11/03-Present  Executive Vice President and Chief
 100 Fillmore Street    Executive Officer                     Operating Officer of Janus Capital Group
 Denver, CO 80206                                             Inc. and Janus Capital. Formerly,
 Age 51                                                       President and Chief Executive Officer of
                                                              ICMA Retirement Corporation (1993-2003)
-------------------------------------------------------------------------------------------------------
 Loren M. Starr         Vice President and     11/03-Present  Senior Vice President and Chief Financial
 100 Fillmore Street    Chief Financial                       Officer of Janus Capital and Janus
 Denver, CO 80206       Officer                               Capital Group, Inc.; Vice President and
 Age 42                                                       Chief Financial Officer of Janus Services
                        President and Chief    9/02-11/03     LLC, Janus Distributors LLC, Janus
                        Executive Officer                     Capital International LLC and Janus
                                                              Institutional Services LLC; Vice
                                                              President, Treasurer, Chief Financial
                                                              Officer and Director of Janus
                                                              International Limited; Director of Janus
                                                              Capital Trust Manager Limited, Janus
                                                              World Principal Protected Funds, Janus
                                                              International (Asia) Limited and Janus
                                                              World Funds; and Board member of Janus
                                                              Global Funds SPC. Formerly, Interim
                                                              Director of Janus Capital (2002-2003);
                                                              Vice President of Finance, Treasurer,
                                                              Chief Financial Officer (2001-2002) and
                                                              Director (2002) for Janus International
                                                              Holding, Inc.; and Managing Director,
                                                              Treasurer and Head of Corporate Finance
                                                              and Reporting (1998-2001) for Putnam
                                                              Investments.
-------------------------------------------------------------------------------------------------------
 * Officers are elected annually by the Trustees for a one-year term.

-------------------------------------------------------------------------------------------------------
                                               OFFICERS
-------------------------------------------------------------------------------------------------------
                                               TERM OF
NAME, AGE AS OF                                OFFICE* AND
DECEMBER 31, 2003 AND   POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS                 FUNDS                  TIME SERVED    FIVE YEARS
-------------------------------------------------------------------------------------------------------
 Heidi J. Walter        Vice President         4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                          Counsel to Janus Capital and Janus
 Denver, CO 80206                                             Services LLC. Formerly, Vice President
 Age 36                                                       and Senior Legal Counsel (1995-1999) for
                                                              Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table: [TO BE UPDATED BY AMENDMENT]



-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.
 COMMITTEE    process, the system of internal      (Chairman)
              control over financial reporting,    Dennis B. Mullen
              disclosure controls and procedures,  William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of
              the audit process includes, among
              other things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services.
-----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
-----------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with procedures  William F. McCalpin
 REGULATORY   adopted by the Trusts, reviews       (Chairman)
 COMMITTEE*   registration statements on Form      William D. Stewart
              N-1A, oversees the implementation    Martin H. Waldinger
              and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code
              of Ethics.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with their Money Market Fund         James T. Rothe
              Procedures.
-----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Denis B. Mullen
 AND          individuals for election as          (Chairman)
 GOVERNANCE   Trustee, Trustee membership,         John W. McCarter, Jr.
 COMMITTEE    consults with Management in          William D. Stewart
              planning Trustee meetings, and
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
-----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart
 COMMITTEE    restricted and other securities for  (Chairman)
              which market quotations are not      James T. Rothe
              readily available, pursuant to       Martin H. Waldinger
              procedures adopted by the Trustees.
-----------------------------------------------------------------------------------------



* The Legal and Regulatory Committee was formed June 10, 2003.

               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2003. [TO BE UPDATED BY AMENDMENT]



--------------------------------------------------------------------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                                                                        REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                             COMPANIES OVERSEEN BY
NAME OF TRUSTEE      SECURITIES IN THE FUNDS                            TRUSTEE IN JANUS FUNDS
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
--------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN
--------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.
--------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
--------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
--------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
--------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER
--------------------------------------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for      From the Janus Funds for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                        October 31, 2003(1)        December 31, 2003(2)
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey, Chairman and Trustee(3)             $                          $
INDEPENDENT TRUSTEES
William F. McCalpin, Trustee                          $                          $
John W. McCarter, Jr., Trustee                        $                          $
Dennis B. Mullen, Trustee                             $                          $
James T. Rothe, Trustee                               $                          $
William D. Stewart, Trustee                           $                          $
Martin H. Waldinger, Trustee                          $                          $



(1) Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund commenced operations during the fiscal year ended October 31, 2003. If the Funds had been in operation for the entire year, the aggregate compensation for the Funds is estimated to have been as follows: Thomas H.
    Bailey: $  ; William F. McCalpin: $  ; John W. McCarter: $  ; Dennis B.
    Mullen: $  ; James T. Rothe: $  ; William D. Stewart: $  ; and Martin H.
    Waldinger: $  .


(2) As of December 31, 2003, Janus Funds consisted of four registered investment companies comprised of a total of 62 funds.

(3) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.

               The following table shows the aggregate compensation paid to each member of the Advisory Board by Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and all Janus Funds for the periods indicated. None of the Advisory Board members receive pension or retirement benefits from such Funds or the Janus Funds. [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation      Total Compensation
                                                 from the Funds for     from the Janus Funds for
                                                 fiscal year ended         calendar year ended
Name of Person, Position                        October 31, 2003(1)       December 31, 2003(1)
-------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Member           $
Harry T. Lewis, Jr., Advisory Board Member              $
Michael Owen, Advisory Board Member                     $
Albert C. Yates, Advisory Board Chairman                $



(1) The Advisory Board did not become effective until April 21, 2003. Therefore, the members did not receive any compensation from the Janus Funds prior to April 21, 2003. The aggregate compensation from the Funds is estimated for the period ended October 31, 2003 and for the Funds' first full fiscal year (November 1, 2003 through October 31, 2004) as follows: Katherine A.
    Cattanach: $ ; Harry T. Lewis, Jr.,: $ ; Michael Owen: $ ; and Albert C. Yates,: $ .

PURCHASE OF SHARES
--------------------------------------------------------------------------------


               Although Janus Twenty Fund, Janus Venture Fund, Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate your eligibility to purchase shares of a Fund before your investment is accepted. Shares of the Funds are sold at the net asset value per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund. The Shareholder's Manual section of the Funds' Prospectuses contains detailed information about the purchase of shares.


NET ASSET VALUE DETERMINATION


               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Fund shares is determined once each day the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each

               Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").


               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per share, then that security may be valued in good faith under the Valuation Procedures. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


               Procedures for selling shares are set forth in the Shareholder's Manual section of the Funds' Prospectuses. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.



               The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

               As stated in the Prospectuses, shareholders may initiate a number of transactions at janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Core Equity Fund, Janus Special Equity Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income and Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government Securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.



               The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.


               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January   , 2004, the officers and Trustees as a group
               owned less than 1% of the outstanding shares of each of the other Funds in this SAI. [TO BE UPDATED BY AMENDMENT]





               As of January   , 2004, Charles Schwab & Co., Inc. ("Schwab"),
               101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co. ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below: [TO BE UPDATED BY AMENDMENT]






Fund Name                                                     Held by Schwab
----------------------------------------------------------------------------



Fund Name                                                     Held by National Financial
----------------------------------------------------------------------------------------


               According to information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.


               In addition, as of January   , 2004, more than 5% of the
               outstanding shares of the following Funds were owned of record by the shareholders listed below: [TO BE UPDATED BY AMENDMENT]



                                        Shareholder and                  Percentage
Fund Name                              Address of Record                 Ownership
---------------------------------------------------------------------------------------



               To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding shares of any Fund included in this SAI
               as of January   , 2004. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 27 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.



               Janus Mid Cap Value Fund was formed from the reorganization of Berger Mid Cap Value Fund (Investor Shares and Institutional Shares) of Berger Investment Portfolio Trust into Janus Mid Cap Value Fund of Janus Investment Fund. Janus Small Cap Value Fund was formed from the reorganization of Berger Small Cap Value Fund (Investor Shares and Institutional Shares) of Berger Omni Investment Trust into Janus Small Cap Value Fund of Janus Investment Fund. Berger Mid Cap Value Fund and Berger Small Cap Value Fund had a fiscal year end of September 30. Following the reorganization, the Funds changed their fiscal year end to October 31.



               Effective February 28, 2003, Janus Special Situations Fund was reorganized into Janus Strategic Value Fund, which changed its name to Janus Special Equity Fund. Also effective February 28, 2003, Janus Fund 2 was reorganized into Janus Fund.



               Effective April 21, 2003, the following Funds from the Berger Investment Portfolio Trust were reorganized into the corresponding Janus Investment Funds.



Berger Investment Portfolio Trust                         Janus Investment Funds
Berger Balanced Fund                                      Janus Balanced Fund
Berger Growth Fund                                        Janus Olympus Fund
Berger Large Cap Growth Fund                              Janus Growth and Income Fund
Berger Mid Cap Growth Fund                                Janus Enterprise Fund
Berger Small Company Growth Fund                          Janus Venture Fund
Berger Information Technology Fund                        Janus Global Technology Fund
Berger International Fund                                 Janus Overseas Fund


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.


SHARES OF THE TRUST


               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by the shares of that same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.


SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies;

               electing or removing Trustees; making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.



               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Funds is required by law or where the interests of one or more Funds are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS


               [TO BE UPDATED BY AMENDMENT]


REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS


               [TO BE UPDATED BY AMENDMENT]

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.


               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more rating agencies) are considered to be in the lower rated category.

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                                  [JANUS LOGO]

                                       www.janus.com

                                       PO Box 173375
                                       Denver, CO 80217-3375
                                       1-800-525-3713

                             February   , 2004


                             MONEY MARKET FUNDS -- INVESTOR SHARES
                             Janus Money Market Fund
                             Janus Tax-Exempt Money Market Fund
                             Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Investor Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust.


     This SAI is not a Prospectus and should be read in conjunction with the
     Prospectus dated February   , 2004, and any supplements thereto, which
     are incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. [TO BE UPDATED BY AMENDMENT]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Investment Policies and Restrictions and
                Investment Strategies............................    2
                Investment Adviser and Administrator.............   20
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   29
                Portfolio Transactions and Brokerage.............   30
                Trustees and Officers............................   33
                Purchase of Shares...............................   44
                Redemption of Shares.............................   46
                Shareholder Accounts.............................   47
                Tax-Deferred Accounts............................   48
                Dividends and Tax Status.........................   50
                Principal Shareholders...........................   53
                Miscellaneous Information........................   54
                Financial Statements.............................   57
                Appendix A.......................................   58
                   Description of Securities Ratings.............   58
                Appendix B.......................................   61
                   Description of Municipal Securities...........   61

INVESTMENT POLICIES AND RESTRICTIONS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

               As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

               The Funds have adopted the following fundamental policies and restrictions:

               (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

               (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (7) A Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND

               JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

               Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) A Fund may not invest in companies for the purpose of exercising control of management.


               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

               Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

               Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

               Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES

               The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

               Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

               The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending.

               There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which may consist of cash, U.S. government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral permitted by the SEC. Cash collateral may also be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.


REVERSE REPURCHASE AGREEMENTS

               Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

               Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES


               From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or
               (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of
               Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

DEBT OBLIGATIONS

               Janus Money Market Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.


AUCTION MARKET AND REMARKETED PREFERRED STOCK



               The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate if amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES


               Each Fund, particularly Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae are supported by the discretionary authority of the U.S. government to purchase the obligations. Securities issued by the Student Loan Marketing Association ("Sallie Mae") and the Federal Farm Credit Bank are supported only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.


MUNICIPAL SECURITIES

               The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

               When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

MUNICIPAL LEASES

               Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.



               Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least March 1, 2005. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



               On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of 0.50% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

               The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


[TO BE UPDATED BY AMENDMENT]



                                      2003                         2002                         2001
                           --------------------------   --------------------------   --------------------------
                             Advisory      Advisory       Advisory      Advisory       Advisory      Advisory
                            Fees Prior    Fees After     Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                  to Reduction    Reduction    to Reduction    Reduction    to Reduction    Reduction
---------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                                 $31,787,456    $15,893,728   $28,313,070    $14,156,535
Janus Tax-Exempt Money
 Market Fund                                            $   604,088    $   302,044   $   504,934    $   252,467
Janus Government Money
 Market Fund                                            $ 3,599,998    $ 1,799,999   $ 2,516,724    $ 1,258,362


               The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                                                        2003             2002             2001
                                                   --------------   --------------   --------------
                                                   Administration   Administration   Administration
Fund Name                                               Fees             Fees             Fees
---------------------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares                            $15,901,534      $18,148,104
Janus Tax-Exempt Money Market Fund - Investor
  Shares                                                             $   962,492      $   952,983
Janus Government Money Market Fund - Investor
  Shares                                                             $ 2,155,658      $ 2,014,221


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.


               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or

               Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS



               In approving or continuing the Funds' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates, as well as reports prepared by Lipper Inc. ("Lipper") containing comparisons of various Fund data to similar data for peer groups of mutual funds with similar investment objectives. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, investment process and reputation;


               - the terms of each Advisory Agreement;


               - the scope and quality of the services that Janus Capital provides to the Funds including, but not limited to, all administrative and operation support for the Funds, such as accounting, compliance, in-house legal, marketing and public relations, distribution and federal and blue sky registration and reporting;


               - the historical investment performance of each Fund and that of comparable funds managed by other advisers over various periods;


               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus
                 Capital;


               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.


               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Funds and their other clients; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.


               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel, of Janus Capital, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.



               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.



PROXY VOTING POLICIES AND PROCEDURES


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds


               [TO BE UPDATED BY AMENDMENT]



               Janus Capital votes proxies in the best interest of its shareholders. Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).



               PROXY VOTING PROCEDURES



               Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Capital's Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.



               The role of the Proxy Voting Committee is to work with Janus Capital portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.



               Starting in August 2004, on an annual basis, Janus Capital will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus Capital may be obtained from that fund's adviser.



               PROXY VOTING POLICIES



               As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.



               BOARD OF DIRECTORS ISSUES


               Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.



               AUDITOR ISSUES


               Janus Capital will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.



               EXECUTIVE COMPENSATION ISSUES


               Janus Capital reviews executive compensation plans on a case by case basis. However, Janus Capital will generally oppose proposed equity based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

               GENERAL CORPORATE ISSUES


               Janus Capital will generally vote in favor of proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will review anti-takeover measures on a case by case basis. Janus Capital will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.



               SHAREHOLDER PROPOSALS


               If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Otherwise, Janus Capital will generally oppose the shareholder proposal.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Services a fee.

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.


               Janus Capital and its affiliates also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.


               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either the particular transaction or of the overall responsibility of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital by or through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions.


               [TO BE UPDATED BY AMENDMENT]


               For the fiscal year ended October 31, 2003, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.


               [TO BE UPDATED BY AMENDMENT]



               For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Funds did not incur any brokerage commissions. The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principle transactions.



               If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly.

               Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital receives a benefit from research it receives from brokers; for this reason, Janus Capital has an incentive to place trades with brokers who provide research products or services.


               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.


               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


               As of October 31, 2003, certain Funds owned securities of their regular broker-dealers (or parents), as shown below: [TO BE UPDATED BY AMENDMENT]



                                                Name of                  Value of
Fund Name                                    Broker-Dealer           Securities Owned
-------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, Janus Aspen Series, Janus Adviser Series, Janus Adviser and the
               Trust consist of 62 series or funds as of February   , 2004.



               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             62               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 66                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    59               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                                                                         Development
                                                                                                         Foundation;
                                                                                                         Trustee and
                                                                                                         Vice President,
                                                                                                         Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 100 Fillmore Street                                    Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence LLC;
 Age 65                                                                                                  Director of
                                                                                                         A.M. Castle &
                                                                                                         Co., Harris
                                                                                                         Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor.               62               Director, Red
 100 Fillmore Street                                                                                     Robin Gourmet
 Denver, CO 80206                                                                                        Burgers, Inc.
 Age 60
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          62               Director,
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO (since                      and NeoCore
 Age 60                                                 2002). Formerly, Distinguished                   Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Addison, TX (a
                                                        venture capital firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    59               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 59                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 65
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
NAME, AGE AS OF                           OFFICE* AND
DECEMBER 31, 2003  POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS        FUNDS                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Jeanine Morroni   Executive Vice         9/03-Present   Vice President of Janus Capital.
 100 Fillmore      President and                         Formerly, Analyst (1995-1999) for Janus
 Street            Co-Portfolio Manager                  Capital Corporation.
 Denver, CO 80206  Janus Government
 Age 34            Money Market Fund
--------------------------------------------------------------------------------------------------
 Sharon S.         Executive Vice         12/94-Present  Vice President of Janus Capital and
 Pichler           President and                         Portfolio Manager for other Janus
 100 Fillmore      Portfolio Manager                     accounts.
 Street            Janus Federal Tax-
 Denver, CO 80206  Exempt Fund;
 Age 54            Co-Portfolio Manager
                   Janus Money Market
                   Fund
--------------------------------------------------------------------------------------------------
 J. Eric           Executive Vice         9/99-Present   Vice President of Janus Capital and
 Thorderson        President and                         Portfolio Manager for other Janus
 100 Fillmore      Co-Portfolio Manager                  accounts. Formerly, Senior Analyst
 Street            Janus Government                      (1996-1999) for Janus Capital
 Denver, CO 80206  Money Market Fund                     Corporation.
 Age 42            and Janus Money
                   Market Fund
--------------------------------------------------------------------------------------------------
 Thomas A. Early   Vice President and     3/98-Present   Senior Vice President, General Counsel,
 100 Fillmore      General Counsel                       Chief Corporate Affairs Officer and
 Street                                                  Secretary of Janus Capital and Janus
 Denver, CO 80206                                        Capital Group, Inc.; Vice President,
 Age 48                                                  General Counsel and Secretary of Janus
                                                         Services LLC, Janus Capital International
                                                         LLC, Janus Institutional Services LLC,
                                                         Janus Distributors LLC and the Janus
                                                         Foundation; Vice President, General
                                                         Counsel and Director to Janus
                                                         International (Asia) Limited and Janus
                                                         International Limited; Director for Janus
                                                         Capital Trust Manager Limited, Janus
                                                         World Principal Protected Funds and Janus
                                                         World Funds; and Board member of Janus
                                                         Global Funds SPC. Formerly, Interim
                                                         Director of Janus Capital (2002-2003);
                                                         Director (2001) of Janus Distributors,
                                                         Inc. and Janus Services, Inc. and General
                                                         Counsel, Secretary and Director (2000-
                                                         2002) of Janus International Holding,
                                                         Inc.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
NAME, AGE AS OF                           OFFICE* AND
DECEMBER 31, 2003  POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS        FUNDS                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Anita E. Falicia  Vice President,        10/02-Present  Vice President of Investment Accounting
 100 Fillmore      Treasurer and                         of Janus Capital. Formerly, Assistant
 Street            Principal Accounting                  Vice President (2000-2002) of Investment
 Denver, CO 80206  Officer                               Accounting of Janus Capital or Janus
 Age 35                                                  Capital Corporation; Director (1999-2000)
                   Chief Financial        10/02-11/03    of Investment Accounting of Janus Capital
                   Officer                               Corporation; and Director (1997-1999) of
                                                         Fund Accounting of Janus Capital
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe    Vice President         12/99-Present  Vice President and Assistant General
 100 Fillmore                                            Counsel to Janus Capital, Janus
 Street                                                  Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                        Formerly, Assistant Vice President
 Age 38                                                  (1997-1999) and Associate Counsel
                                                         (1995-1999) for Janus Capital Corporation
                                                         and Assistant Vice President (1998-2000)
                                                         for Janus Service Corporation.
--------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and     12/99-Present  Vice President of Domestic Funds and
 Howes             Secretary                             Assistant General Counsel of Janus
 100 Fillmore                                            Capital, Vice President and Assistant
 Street                                                  General Counsel of Janus Distributors LLC
 Denver, CO 80206                                        and Janus Services LLC. Formerly,
 Age 38                                                  Assistant Vice President (1997-1999) of
                                                         Janus Capital Corporation; Chief
                                                         Compliance Officer, Director and
                                                         President (1997-1999) of Janus
                                                         Distributors, Inc.; and Assistant Vice
                                                         President (1998-2000) of Janus Service
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 David R.          Vice President and     6/02-Present   Vice President and Chief Compliance
 Kowalski          Chief Compliance                      Officer of Janus Capital and Janus
 100 Fillmore      Officer                               Distributors LLC; and Assistant Vice
 Street                                                  President of Janus Services LLC.
 Denver, CO 80206                                        Formerly, Senior Vice President and
 Age 46                                                  Director (1985-2000) of Mutual Fund
                                                         Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
NAME, AGE AS OF                           OFFICE* AND
DECEMBER 31, 2003  POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS        FUNDS                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Girard C. Miller  President and Chief    11/03-Present  Executive Vice President and Chief
 100 Fillmore      Executive Officer                     Operating Officer of Janus Capital Group
 Street                                                  Inc. and Janus Capital. Formerly,
 Denver, CO 80206                                        President and Chief Executive Officer of
 Age 51                                                  ICMA Retirement Corporation (1993-2003)
--------------------------------------------------------------------------------------------------
 Loren M. Starr    Vice President and     11/03-Present  Senior Vice President and Chief Financial
 100 Fillmore      Chief Financial                       Officer of Janus Capital and Janus
 Street            Officer                               Capital Group, Inc.; Vice President and
 Denver, CO 80206                                        Chief Financial Officer of Janus Services
 Age 42            President and Chief    9/02-11/03     LLC, Janus Distributors LLC, Janus
                   Executive Officer                     Capital International LLC and Janus
                                                         Institutional Services LLC; Vice
                                                         President, Treasurer, Chief Financial
                                                         Officer and Director of Janus
                                                         International Limited; Director of Janus
                                                         Capital Trust Manager Limited, Janus
                                                         World Principal Protected Funds, Janus
                                                         International (Asia) Limited and Janus
                                                         World Funds; and Board member of Janus
                                                         Global Funds SPC. Formerly, Interim
                                                         Director of Janus Capital (2002-2003);
                                                         Vice President of Finance, Treasurer,
                                                         Chief Financial Officer (2001-2002) and
                                                         Director (2002) for Janus International
                                                         Holding, Inc.; and Managing Director,
                                                         Treasurer and Head of Corporate Finance
                                                         and Reporting (1998-2001) for Putnam
                                                         Investments.
--------------------------------------------------------------------------------------------------
 Heidi J. Walter   Vice President         4/00-Present   Vice President and Assistant General
 100 Fillmore                                            Counsel to Janus Capital and Janus
 Street                                                  Services LLC. Formerly, Vice President
 Denver, CO 80206                                        and Senior Legal Counsel (1995-1999) for
 Age 36                                                  Stein Roe & Farnham, Inc.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table: [TO BE UPDATED BY AMENDMENT]



-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.
 COMMITTEE    process, the system of internal      (Chairman)
              control over financial reporting,    Dennis B. Mullen
              disclosure controls and procedures,  William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of
              the audit process includes, among
              other things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services.
-----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
-----------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with procedures  William F. McCalpin
 REGULATORY   adopted by the Trusts, reviews       (Chairman)
 COMMITTEE*   registration statements on Form      William D. Stewart
              N-1A, oversees the implementation    Martin H. Waldinger
              and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code
              of Ethics.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with their Money Market Fund         James T. Rothe
              Procedures.
-----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Denis B. Mullen
 AND          individuals for election as          (Chairman)
 GOVERNANCE   Trustee, Trustee membership,         John W. McCarter, Jr.
 COMMITTEE    consults with Management in          William D. Stewart
              planning Trustee meetings, and
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
-----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart
 COMMITTEE    restricted and other securities for  (Chairman)
              which market quotations are not      James T. Rothe
              readily available, pursuant to       Martin H. Waldinger
              procedures adopted by the Trustees.
-----------------------------------------------------------------------------------------



* The Legal and Regulatory Committee was formed June 10, 2003.

               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2003. [TO BE UPDATED BY AMENDMENT]




--------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE OF
                                                                         EQUITY SECURITIES IN ALL
                                                                         REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                              COMPANIES OVERSEEN BY
 NAME OF TRUSTEE     SECURITIES IN SHARES OF THE FUNDS                   TRUSTEE IN JANUS FUNDS
--------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
--------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------
 WILLIAM F.
 MCCALPIN
--------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER,
 JR.
--------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
--------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
--------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
--------------------------------------------------------------------------------------------------
 MARTIN H.
 WALDINGER
--------------------------------------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for      From the Janus Funds for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                          October 31, 2003         December 31, 2003(1)
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey, Chairman and Trustee(2)             $                          $
INDEPENDENT TRUSTEES
William F. McCalpin, Trustee                          $                          $
John W. McCarter, Jr., Trustee                        $                          $
Dennis B. Mullen, Trustee                             $                          $
James T. Rothe, Trustee                               $                          $
William D. Stewart, Trustee                           $                          $
Martin H. Waldinger, Trustee                          $                          $



(1) As of December 31, 2003, Janus Funds consisted of four registered investment companies comprised of a total of 62 funds.

(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


               Shares are sold at the net asset value per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received in good order by a Fund (except net asset value is normally determined as of 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Manual Section of the Funds' Prospectus contains detailed information about the purchase of Shares.


DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


               Procedures for selling shares are set forth in the Shareholder's Manual section of the Funds' Prospectus. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.



               The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of Shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the shares in the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer several different types of tax-deferred retirement plans that an investor may establish to invest in Shares, depending on rules prescribed by the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"). Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected as of or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the following day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time), (5:00 p.m. for Janus Government Money Market Fund) on the day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares of a Fund will be redeemed as of the next determined net asset value. If processed by 4:00 p.m. (New York time), (5:00 p.m. for Janus Government Money Market Fund) such redemption will generally include dividends declared through the day of redemption. However, redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. If shares of a Fund were originally purchased by check or through an Automated Clearing House transaction, the Fund may delay transmittal of redemption proceeds up to 15 days in order to ensure that purchase funds have been collected. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.


               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government Securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.


               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January   , 2004, the officers and Trustees as a group
               owned less than 1% of the outstanding Shares of Janus Money Market Fund and Janus Government Money Market Fund. [TO BE UPDATED BY AMENDMENT]



               To the knowledge of the Funds, no shareholder owned 5% or more of
               the outstanding Shares of the Funds as of January   , 2004. [TO
               BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 27 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.


               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.


SHARES OF THE TRUST


               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by the shares of that same class of that Fund, and in residual assets of that class of that

               Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered to the general public. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Institutional Shares, is offered only to clients meeting certain minimum investment criteria.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and

               Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS


               [TO BE UPDATED BY AMENDMENT]


REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


               [TO BE UPDATED BY AMENDMENT]

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

               SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                F-1+..................... Exceptionally strong credit quality.
                                          Issues assigned this rating are
                                          regarded as having the strongest
                                          degree of assurance for timely
                                          payment.
                F-1...................... Very strong credit quality. Issues assigned this rating reflect an
                                          assurance for timely payment only
                                          slightly less in degree than issues
                                          rated F-1+.
                F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree
                                          of assurance for timely payments, but
                                          the margin of safety is not as great
                                          as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                  [JANUS LOGO]

                                       www.janus.com

                                       100 Fillmore Street
                                       Denver, CO 80206-4928
                                       1-800-525-0020

                             February   , 2004


                             MONEY MARKET FUNDS -- INSTITUTIONAL SHARES
                             Janus Money Market Fund
                             Janus Tax-Exempt Money Market Fund
                             Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust.


     This SAI is not a Prospectus and should be read in conjunction with the
     Prospectus dated February   , 2004, and any supplements thereto, which
     are incorporated by reference into this SAI and may be obtained from the Trust by calling 1-800-29JANUS or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. [TO BE UPDATED BY AMENDMENT]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Investment Policies and Restrictions and
                Investment Strategies............................    2
                Investment Adviser and Administrator.............   20
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   29
                Portfolio Transactions and Brokerage.............   30
                Trustees and Officers............................   33
                Purchase of Shares...............................   44
                Redemption of Shares.............................   46
                Tax-Deferred Accounts............................   47
                Shareholder Accounts.............................   48
                Dividends and Tax Status.........................   48
                Principal Shareholders...........................   51
                Miscellaneous Information........................   52
                Financial Statements.............................   55
                Appendix A.......................................   56
                  Description of Securities Ratings..............   56
                Appendix B.......................................   59
                  Description of Municipal Securities............   59

INVESTMENT POLICIES AND RESTRICTIONS AND INVESTMENT STRATEGIES

--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

               As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

               The Funds have adopted the following fundamental policies and restrictions:

               (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

               (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (7) A Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND

               JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

               Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) A Fund may not invest in companies for the purpose of exercising control of management.


               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

               Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

               Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

               Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES

               The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

               Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

               The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending.

               There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which may consist of cash, U.S. government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral permitted by the SEC. Cash collateral may also be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.


REVERSE REPURCHASE AGREEMENTS

               Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

               Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES


               From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or
               (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of
               Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

DEBT OBLIGATIONS

               Janus Money Market Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.


AUCTION MARKET AND REMARKETED PREFERRED STOCK



               The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate if amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES


               Each Fund, particularly Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae are supported by the discretionary authority of the U.S. government to purchase the obligations. Securities issued by the Student Loan Marketing Association ("Sallie Mae") and the Federal Farm Credit Bank are supported only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.


MUNICIPAL SECURITIES

               The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

               When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

MUNICIPAL LEASES

               Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.



               Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least March 1, 2005. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


               On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordi-nary costs. Janus Capital has agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund will be 0.08% and by Shares of Janus Government Money Market Fund will be 0.05%. Janus Capital has agreed to continue such reductions until at least March 1, 2005.


               The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


[TO BE UPDATED BY AMENDMENT]



                                      2003                         2002                         2001
                           --------------------------   --------------------------   --------------------------
                             Advisory      Advisory       Advisory      Advisory       Advisory      Advisory
                            Fees Prior    Fees After     Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                  to Reduction    Reduction    to Reduction    Reduction    to Reduction    Reduction
---------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                                 $31,787,456    $15,893,728   $28,313,070    $14,156,535
Janus Tax-Exempt Money
 Market Fund                                            $   604,088    $   302,044   $   504,934    $   252,467
Janus Government Money
 Market Fund                                            $ 3,599,998    $ 1,799,999   $ 2,516,724    $ 1,258,362


               The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                                      2003                         2002                        2001
                           --------------------------   --------------------------   -------------------------
                              Admin-        Admin-         Admin-        Admin-         Admin-        Admin-
                            istration      istration     istration      istration     istration     istration
                            Fees Prior    Fees After     Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                  to Reduction    Reduction    to Reduction    Reduction    to Reduction   Reduction
--------------------------------------------------------------------------------------------------------------
Janus Money Market
 Fund - Institutional
 Shares                                                 $18,948,971    $10,106,118   $15,640,580    $8,341,642
Janus Tax-Exempt Money
 Market Fund -
 Institutional Shares                                   $   164,031    $    87,483   $    92,789    $   49,487
Janus Government Money
 Market Fund -
 Institutional Shares                                   $ 1,876,014    $   625,338   $ 1,127,379    $  375,793


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.

               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



APPROVAL OF INVESTMENT ADVISORY AGREEMENTS



               In approving or continuing the Funds' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates, as well as reports prepared by Lipper Inc. ("Lipper") containing comparisons of various Fund data to similar data for peer groups of mutual funds with similar investment objectives. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, investment process and reputation;


               - the terms of each Advisory Agreement;


               - the scope and quality of the services that Janus Capital provides to the Funds including, but not limited to, all administrative and operation support for the Funds, such as accounting, compliance, in-house legal, marketing and public relations, distribution and federal and blue sky registration and reporting;

               - the historical investment performance of each Fund and that of comparable funds managed by other advisers over various periods;


               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus
                 Capital;


               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.


               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Funds and their other clients; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and
               (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.



               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel, of Janus Capital, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.



               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.



PROXY VOTING POLICIES AND PROCEDURES


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds


               [TO BE UPDATED BY AMENDMENT]



               Janus Capital votes proxies in the best interest of its shareholders. Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).



               PROXY VOTING PROCEDURES



               Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Capital's Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.



               The role of the Proxy Voting Committee is to work with Janus Capital portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.



               Starting in August 2004, on an annual basis, Janus Capital will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus Capital may be obtained from that fund's adviser.



               PROXY VOTING POLICIES



               As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.



               BOARD OF DIRECTORS ISSUES


               Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.



               AUDITOR ISSUES


               Janus Capital will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.



               EXECUTIVE COMPENSATION ISSUES


               Janus Capital reviews executive compensation plans on a case by case basis. However, Janus Capital will generally oppose proposed equity based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.



               GENERAL CORPORATE ISSUES


               Janus Capital will generally vote in favor of proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will review anti-takeover measures on a case by case basis. Janus Capital will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.



               SHAREHOLDER PROPOSALS


               If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Otherwise, Janus Capital will generally oppose the shareholder proposal.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Services a fee.

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.


               Janus Capital and its affiliates also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.


               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either the particular transaction or of the overall responsibility of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital by or through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions.


               [TO BE UPDATED BY AMENDMENT]


               For the fiscal year ended October 31, 2003, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.


               [TO BE UPDATED BY AMENDMENT]



               For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Funds did not incur any brokerage commissions. The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principle transactions.



               If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly.

               Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital receives a benefit from research it receives from brokers; for this reason, Janus Capital has an incentive to place trades with brokers who provide research products or services.


               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.


               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


               As of October 31, 2003, certain Funds owned securities of their regular broker-dealers (or parents), as shown below: [TO BE UPDATED BY AMENDMENT]



                                                  Name of                     Value of
Fund Name                                      Broker-Dealer              Securities Owned
------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, Janus Aspen Series, Janus Adviser Series, Janus Adviser and the
               Trust consist of 62 series or funds as of February   , 2004.



               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             62               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 66                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    59               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                                                                         Development
                                                                                                         Foundation;
                                                                                                         Trustee and
                                                                                                         Vice President,
                                                                                                         Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 100 Fillmore Street                                    Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence LLC;
 Age 65                                                                                                  Director of
                                                                                                         A.M. Castle &
                                                                                                         Co., Harris
                                                                                                         Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor.               62               Director, Red
 100 Fillmore Street                                                                                     Robin Gourmet
 Denver, CO 80206                                                                                        Burgers, Inc.
 Age 60
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          62               Director,
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO (since                      and NeoCore
 Age 60                                                 2002). Formerly, Distinguished                   Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Addison, TX (a
                                                        venture capital firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    59               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 59                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 65
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                             TERM OF
NAME, AGE AS OF                              OFFICE* AND
DECEMBER 31, 2003 AND  POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS                FUNDS                 TIME SERVED    FIVE YEARS
---------------------------------------------------------------------------------------------------
 Jeanine Morroni       Executive Vice        9/03-Present   Vice President of Janus Capital.
 100 Fillmore Street   President and                        Formerly, Analyst (1995-1999) for Janus
 Denver, CO 80206      Co-Portfolio Manager                 Capital Corporation.
 Age 34                Janus Government
                       Money Market Fund
---------------------------------------------------------------------------------------------------
 Sharon S. Pichler     Executive Vice        12/94-Present  Vice President of Janus Capital and
 100 Fillmore Street   President and                        Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                    accounts.
 Age 54                Janus Federal Tax-
                       Exempt Fund;
                       Co-Portfolio Manager
                       Janus Money Market
                       Fund
---------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice        9/99-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                        Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                 accounts. Formerly, Senior Analyst
 Age 42                Janus Government                     (1996-1999) for Janus Capital
                       Money Market Fund                    Corporation.
                       and Janus Money
                       Market Fund
---------------------------------------------------------------------------------------------------
 Thomas A. Early       Vice President and    3/98-Present   Senior Vice President, General Counsel,
 100 Fillmore Street   General Counsel                      Chief Corporate Affairs Officer and
 Denver, CO 80206                                           Secretary of Janus Capital and Janus
 Age 48                                                     Capital Group, Inc.; Vice President,
                                                            General Counsel and Secretary of Janus
                                                            Services LLC, Janus Capital
                                                            International LLC, Janus Institutional
                                                            Services LLC, Janus Distributors LLC
                                                            and the Janus Foundation; Vice
                                                            President, General Counsel and Director
                                                            to Janus International (Asia) Limited
                                                            and Janus International Limited;
                                                            Director for Janus Capital Trust
                                                            Manager Limited, Janus World Principal
                                                            Protected Funds and Janus World Funds;
                                                            and Board member of Janus Global Funds
                                                            SPC. Formerly, Interim Director of
                                                            Janus Capital (2002-2003); Director
                                                            (2001) of Janus Distributors, Inc. and
                                                            Janus Services, Inc. and General
                                                            Counsel, Secretary and Director
                                                            (2000-2002) of Janus International
                                                            Holding, Inc.
---------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

----------------------------------------------------------------------------------------------------
                                              OFFICERS
----------------------------------------------------------------------------------------------------
                                              TERM OF
NAME, AGE AS OF                               OFFICE* AND
DECEMBER 31, 2003 AND   POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS                 FUNDS                 TIME SERVED    FIVE YEARS
----------------------------------------------------------------------------------------------------
 Anita E. Falicia       Vice President,       10/02-Present  Vice President of Investment Accounting
 100 Fillmore Street    Treasurer and                        of Janus Capital. Formerly, Assistant
 Denver, CO 80206       Principal Accounting                 Vice President (2000-2002) of
 Age 35                 Officer                              Investment Accounting of Janus Capital
                                                             or Janus Capital Corporation; Director
                        Chief Financial       10/02-11/03    (1999-2000) of Investment Accounting of
                        Officer                              Janus Capital Corporation; and Director
                                                             (1997-1999) of Fund Accounting of Janus
                                                             Capital Corporation.
----------------------------------------------------------------------------------------------------
 Bonnie M. Howe         Vice President        12/99-Present  Vice President and Assistant General
 100 Fillmore Street                                         Counsel to Janus Capital, Janus
 Denver, CO 80206                                            Distributors LLC and Janus Services
 Age 38                                                      LLC. Formerly, Assistant Vice President
                                                             (1997-1999) and Associate Counsel
                                                             (1995-1999) for Janus Capital
                                                             Corporation and Assistant Vice
                                                             President (1998-2000) for Janus Service
                                                             Corporation.
----------------------------------------------------------------------------------------------------
 Kelley Abbott Howes    Vice President and    12/99-Present  Vice President of Domestic Funds and
 100 Fillmore Street    Secretary                            Assistant General Counsel of Janus
 Denver, CO 80206                                            Capital, Vice President and Assistant
 Age 38                                                      General Counsel of Janus Distributors
                                                             LLC and Janus Services LLC. Formerly,
                                                             Assistant Vice President (1997-1999) of
                                                             Janus Capital Corporation; Chief
                                                             Compliance Officer, Director and
                                                             President (1997-1999) of Janus
                                                             Distributors, Inc.; and Assistant Vice
                                                             President (1998-2000) of Janus Service
                                                             Corporation.
----------------------------------------------------------------------------------------------------
 David R. Kowalski      Vice President and    6/02-Present   Vice President and Chief Compliance
 100 Fillmore Street    Chief Compliance                     Officer of Janus Capital and Janus
 Denver, CO 80206       Officer                              Distributors LLC; and Assistant Vice
 Age 46                                                      President of Janus Services LLC.
                                                             Formerly, Senior Vice President and
                                                             Director (1985-2000) of Mutual Fund
                                                             Compliance for Van Kampen Funds.
----------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                            TERM OF
NAME, AGE AS OF                             OFFICE* AND
DECEMBER 31, 2003     POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS           FUNDS                 TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Girard C. Miller     President and Chief   11/03-Present  Executive Vice President and Chief
 100 Fillmore Street  Executive Officer                    Operating Officer of Janus Capital
 Denver, CO 80206                                          Group Inc. and Janus Capital. Formerly,
 Age 51                                                    President and Chief Executive Officer
                                                           of ICMA Retirement Corporation
                                                           (1993-2003)
--------------------------------------------------------------------------------------------------
 Loren M. Starr       Vice President and    11/03-Present  Senior Vice President and Chief
 100 Fillmore Street  Chief Financial                      Financial Officer of Janus Capital and
 Denver, CO 80206     Officer                              Janus Capital Group, Inc.; Vice
 Age 42                                                    President and Chief Financial Officer
                      President and Chief   9/02-11/03     of Janus Services LLC, Janus
                      Executive Officer                    Distributors LLC, Janus Capital
                                                           International LLC and Janus
                                                           Institutional Services LLC; Vice
                                                           President, Treasurer, Chief Financial
                                                           Officer and Director of Janus
                                                           International Limited; Director of
                                                           Janus Capital Trust Manager Limited,
                                                           Janus World Principal Protected Funds,
                                                           Janus International (Asia) Limited and
                                                           Janus World Funds; and Board member of
                                                           Janus Global Funds SPC. Formerly,
                                                           Interim Director of Janus Capital
                                                           (2002-2003); Vice President of Finance,
                                                           Treasurer, Chief Financial Officer
                                                           (2001-2002) and Director (2002) for
                                                           Janus International Holding, Inc.; and
                                                           Managing Director, Treasurer and Head
                                                           of Corporate Finance and Reporting
                                                           (1998-2001) for Putnam Investments.
--------------------------------------------------------------------------------------------------
 Heidi J. Walter      Vice President        4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                       Counsel to Janus Capital and Janus
 Denver, CO 80206                                          Services LLC. Formerly, Vice President
 Age 36                                                    and Senior Legal Counsel (1995-1999)
                                                           for Stein Roe & Farnham, Inc.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table: [TO BE UPDATED BY AMENDMENT]



-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.
 COMMITTEE    process, the system of internal      (Chairman)
              control over financial reporting,    Dennis B. Mullen
              disclosure controls and procedures,  William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of
              the audit process includes, among
              other things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services.
-----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
-----------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with procedures  William F. McCalpin
 REGULATORY   adopted by the Trusts, reviews       (Chairman)
 COMMITTEE*   registration statements on Form      William D. Stewart
              N-1A, oversees the implementation    Martin H. Waldinger
              and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code
              of Ethics.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with their Money Market Fund         James T. Rothe
              Procedures.
-----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Denis B. Mullen
 AND          individuals for election as          (Chairman)
 GOVERNANCE   Trustee, Trustee membership,         John W. McCarter, Jr.
 COMMITTEE    consults with Management in          William D. Stewart
              planning Trustee meetings, and
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
-----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart
 COMMITTEE    restricted and other securities for  (Chairman)
              which market quotations are not      James T. Rothe
              readily available, pursuant to       Martin H. Waldinger
              procedures adopted by the Trustees.
-----------------------------------------------------------------------------------------



* The Legal and Regulatory Committee was formed June 10, 2003.

               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2003. [TO BE UPDATED BY AMENDMENT]




----------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED
                                                                             INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY                              OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE         SECURITIES IN SHARES OF THE FUNDS                   JANUS FUNDS
----------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN
----------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.
----------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
----------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
----------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
----------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER
----------------------------------------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for      From the Janus Funds for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                          October 31, 2003         December 31, 2003(1)
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey, Chairman and Trustee(2)             $                          $
INDEPENDENT TRUSTEES
William F. McCalpin, Trustee                          $                          $
John W. McCarter, Jr., Trustee                        $                          $
Dennis B. Mullen, Trustee                             $                          $
James T. Rothe, Trustee                               $                          $
William D. Stewart, Trustee                           $                          $
Martin H. Waldinger, Trustee                          $                          $



(1) As of December 31, 2003, Janus Funds consisted of four registered investment companies comprised of a total of 62 funds.

(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


               Shares are sold at the net asset value per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received in good order by a Fund (except net asset value is normally determined as of 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Funds' Prospectus contains detailed information about the purchase of Shares.


DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Any such election (which may be made in writing or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving distributions and dividends via wire transfer may elect to change back to automatic reinvestment at any time in writing or by phone.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


               Procedures for redeeming Shares are set forth in the Shareholder's Guide section of the Funds' Prospectus. Shares normally will be redeemed for cash (via wire), although each Fund retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


               The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer tax-deferred retirement plans for rollover accounts in excess of $250,000. The Individual Retirement Account may be used by individuals who meet the above requirement.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by State Street Bank and Trust Company as custodian.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               To receive additional information about IRAs along with the necessary materials to establish an account, please call the Funds at 1-800-29JANUS or write the Funds at P.O. Box 173375, Denver, CO 80217-3375. No contribution to any IRA can be made until the appropriate forms to establish any such plan have been completed.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts is set forth in the Funds' Prospectus. Applications to open accounts may be obtained by calling the Funds at 1-800-29JANUS or writing to the Funds at 100 Fillmore Street, Denver, Colorado 80206-4928, Attention: Institutional Services.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected as of or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed as of the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.


               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government Securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.


               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January   , 2004, the officers and Trustees as a group
               owned less than 1% of the outstanding Shares of Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. [TO BE UPDATED BY AMENDMENT]



               As of January   , 2004, the following shareholders owned 5% or
               more of the Shares of Janus Money Market Fund: [TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------



               As of January   , 2004, the following shareholders owned 5% or
               more of the Shares of Janus Tax-Exempt Money Market Fund: [TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------



               As of January   , 2004, the following shareholder owned more than
               25% of the Shares of Janus Tax-Exempt Money Market Fund:[TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------








               As of January   , 2004, the following shareholders owned more
               than 5% of the Shares of Janus Government Money Market Fund:[TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------



               To the knowledge of the Funds, no other shareholder owned 5% or
               more of the outstanding Shares of the Funds as of January   ,
               2004. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 27 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.


               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.


SHARES OF THE TRUST


               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by the shares of that same class of that Fund, and in residual assets of that class of that

               Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Investor Shares, is offered to the general public.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS


               [TO BE UPDATED BY AMENDMENT]


REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


               [TO BE UPDATED BY AMENDMENT]

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

               SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                F-1+..................... Exceptionally strong credit quality.
                                          Issues assigned this rating are
                                          regarded as having the strongest
                                          degree of assurance for timely
                                          payment.
                F-1...................... Very strong credit quality. Issues assigned this rating reflect an
                                          assurance for timely payment only
                                          slightly less in degree than issues
                                          rated F-1+.
                F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree
                                          of assurance for timely payments, but
                                          the margin of safety is not as great
                                          as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                              February   , 2004


                              MONEY MARKET FUNDS -- SERVICE SHARES
                              Janus Money Market Fund
                              Janus Tax-Exempt Money Market Fund
                              Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust.


     This SAI is not a Prospectus and should be read in conjunction with the
     Prospectus dated February   , 2004, and any supplements thereto, which
     are incorporated by reference into this SAI and may be obtained from the Trust by calling 1-800-29JANUS or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. [TO BE UPDATED BY AMENDMENT]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Investment Policies and Restrictions and
                Investment Strategies............................    2
                Investment Adviser and Administrator.............   20
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   29
                Portfolio Transactions and Brokerage.............   30
                Trustees and Officers............................   33
                Purchase of Shares...............................   44
                Redemption of Shares.............................   45
                Shareholder Accounts.............................   46
                Dividends and Tax Status.........................   46
                Principal Shareholders...........................   49
                Miscellaneous Information........................   51
                Financial Statements.............................   54
                Appendix A.......................................   55
                  Description of Securities Ratings..............   55
                Appendix B.......................................   58
                  Description of Municipal Securities............   58

INVESTMENT POLICIES AND RESTRICTIONS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

               As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

               The Funds have adopted the following fundamental policies and restrictions:

               (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

               (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (7) A Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND

               JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

               Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) A Fund may not invest in companies for the purpose of exercising control of management.


               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

               Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

               Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

               Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES

               The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

               Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

               The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending.

               There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which may consist of cash, U.S. government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral permitted by the SEC. Cash collateral may also be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.


REVERSE REPURCHASE AGREEMENTS

               Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

               Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES


               From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or
               (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of
               Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

DEBT OBLIGATIONS

               Janus Money Market Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.


AUCTION MARKET AND REMARKETED PREFERRED STOCK



               The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate if amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES


               Each Fund, particularly Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae are supported by the discretionary authority of the U.S. government to purchase the obligations. Securities issued by the Student Loan Marketing Association ("Sallie Mae") and the Federal Farm Credit Bank are supported only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.


MUNICIPAL SECURITIES

               The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

               When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

MUNICIPAL LEASES

               Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.



               Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least March 1, 2005. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


               On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of 0.40% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordi-nary costs. Janus Capital has agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund will be 0.33% and by Shares of Janus Government Money Market Fund will be 0.30%. Janus Capital has agreed to continue such reductions until at least March 1, 2005.


               Janus Capital may use all or a portion of its administration fee, designated separately as service fees, to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, and providing other similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

               The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


[TO BE UPDATED BY AMENDMENT]



                                      2003                         2002                         2001
                           --------------------------   --------------------------   --------------------------
                             Advisory      Advisory       Advisory      Advisory       Advisory      Advisory
                            Fees Prior    Fees After     Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                  to Reduction    Reduction    to Reduction    Reduction    to Reduction    Reduction
---------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                                 $31,787,456    $15,893,728   $28,313,070    $14,156,535
Janus Tax-Exempt Money
 Market Fund                                            $   604,088    $   302,044   $   504,934    $   252,467
Janus Government Money
 Market Fund                                            $ 3,599,998    $ 1,799,999   $ 2,516,724    $ 1,258,362

               The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                                               2003                        2002                        2001
                                     -------------------------   -------------------------   -------------------------
                                        Admin-        Admin-        Admin-        Admin-        Admin-        Admin-
                                      istration     istration     istration     istration     istration     istration
                                      Fees Prior    Fees After    Fees Prior    Fees After    Fees Prior    Fees After
Fund Name                            to Reduction   Reduction    to Reduction   Reduction    to Reduction   Reduction
----------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Service
 Shares                                                            $78,326       $64,619       $399,444      $329,541
Janus Tax-Exempt Money Market
 Fund - Service Shares                                             $   185       $   153       $     40      $     33
Janus Government Money Market
 Fund - Service Shares                                             $78,793       $59,096       $415,725      $311,794


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.


               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



APPROVAL OF INVESTMENT ADVISORY AGREEMENTS



               In approving or continuing the Funds' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates, as well as reports prepared by Lipper Inc. ("Lipper") containing comparisons of various Fund data to similar data for peer groups of mutual funds with similar investment objectives. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, investment process and reputation;


               - the terms of each Advisory Agreement;


               - the scope and quality of the services that Janus Capital provides to the Funds including, but not limited to, all administrative and operation support for the Funds, such as accounting, compliance, in-house legal, marketing and public relations, distribution and federal and blue sky registration and reporting;


               - the historical investment performance of each Fund and that of comparable funds managed by other advisers over various periods;


               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus
                 Capital;


               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.


               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Funds and their other clients; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.



               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel, of Janus Capital, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.





PROXY VOTING POLICIES AND PROCEDURES


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds


               [TO BE UPDATED BY AMENDMENT]



               Janus Capital votes proxies in the best interest of its shareholders. Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).



               PROXY VOTING PROCEDURES



               Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Capital's Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.



               The role of the Proxy Voting Committee is to work with Janus Capital portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.



               Starting in August 2004, on an annual basis, Janus Capital will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus Capital may be obtained from that fund's adviser.



               PROXY VOTING POLICIES



               As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.



               BOARD OF DIRECTORS ISSUES


               Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.



               AUDITOR ISSUES


               Janus Capital will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.



               EXECUTIVE COMPENSATION ISSUES


               Janus Capital reviews executive compensation plans on a case by case basis. However, Janus Capital will generally oppose proposed equity based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.



               GENERAL CORPORATE ISSUES


               Janus Capital will generally vote in favor of proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will review anti-takeover measures on a case by case basis. Janus Capital will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.



               SHAREHOLDER PROPOSALS


               If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Otherwise, Janus Capital will generally oppose the shareholder proposal.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Services a fee.

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.


               Janus Capital and its affiliates also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.


               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either the particular transaction or of the overall responsibility of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital by or through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions.


               [TO BE UPDATED BY AMENDMENT]


               For the fiscal year ended October 31, 2003, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.


               [TO BE UPDATED BY AMENDMENT]



               For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Funds did not incur any brokerage commissions. The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principle transactions.



               If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly.

               Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital receives a benefit from research it receives from brokers; for this reason, Janus Capital has an incentive to place trades with brokers who provide research products or services.


               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.


               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


               As of October 31, 2003, certain Funds owned securities of their regular broker-dealers (or parents), as shown below: [TO BE UPDATED BY AMENDMENT]



                                                   Name of                     Value of
Fund Name                                       Broker-Dealer              Securities Owned
-------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, Janus Aspen Series, Janus Adviser Series, Janus Adviser and the
               Trust consist of 62 series or funds as of February   , 2004.



               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             62               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 66                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    59               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                                                                         Development
                                                                                                         Foundation;
                                                                                                         Trustee and
                                                                                                         Vice President,
                                                                                                         Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 100 Fillmore Street                                    Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence LLC;
 Age 65                                                                                                  Director of
                                                                                                         A.M. Castle &
                                                                                                         Co., Harris
                                                                                                         Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor.               62               Director, Red
 100 Fillmore Street                                                                                     Robin Gourmet
 Denver, CO 80206                                                                                        Burgers, Inc.
 Age 60
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          62               Director,
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO (since                      and NeoCore
 Age 60                                                 2002). Formerly, Distinguished                   Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Addison, TX (a
                                                        venture capital firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    59               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 59                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 65
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
NAME, AGE AS OF                           OFFICE* AND
DECEMBER 31, 2003  POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS        FUNDS                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Jeanine Morroni   Executive Vice         9/03-Present   Vice President of Janus Capital.
 100 Fillmore      President and                         Formerly, Analyst (1995-1999) for Janus
 Street            Co-Portfolio Manager                  Capital Corporation.
 Denver, CO 80206  Janus Government
 Age 34            Money Market Fund
--------------------------------------------------------------------------------------------------
 Sharon S.         Executive Vice         12/94-Present  Vice President of Janus Capital and
 Pichler           President and                         Portfolio Manager for other Janus
 100 Fillmore      Portfolio Manager                     accounts.
 Street            Janus Federal Tax-
 Denver, CO 80206  Exempt Fund;
 Age 54            Co-Portfolio Manager
                   Janus Money Market
                   Fund
--------------------------------------------------------------------------------------------------
 J. Eric           Executive Vice         9/99-Present   Vice President of Janus Capital and
 Thorderson        President and                         Portfolio Manager for other Janus
 100 Fillmore      Co-Portfolio Manager                  accounts. Formerly, Senior Analyst
 Street            Janus Government                      (1996-1999) for Janus Capital
 Denver, CO 80206  Money Market Fund                     Corporation.
 Age 42            and Janus Money
                   Market Fund
--------------------------------------------------------------------------------------------------
 Thomas A. Early   Vice President and     3/98-Present   Senior Vice President, General Counsel,
 100 Fillmore      General Counsel                       Chief Corporate Affairs Officer and
 Street                                                  Secretary of Janus Capital and Janus
 Denver, CO 80206                                        Capital Group, Inc.; Vice President,
 Age 48                                                  General Counsel and Secretary of Janus
                                                         Services LLC, Janus Capital International
                                                         LLC, Janus Institutional Services LLC,
                                                         Janus Distributors LLC and the Janus
                                                         Foundation; Vice President, General
                                                         Counsel and Director to Janus
                                                         International (Asia) Limited and Janus
                                                         International Limited; Director for Janus
                                                         Capital Trust Manager Limited, Janus
                                                         World Principal Protected Funds and Janus
                                                         World Funds; and Board member of Janus
                                                         Global Funds SPC. Formerly, Interim
                                                         Director of Janus Capital (2002-2003);
                                                         Director (2001) of Janus Distributors,
                                                         Inc. and Janus Services, Inc. and General
                                                         Counsel, Secretary and Director (2000-
                                                         2002) of Janus International Holding,
                                                         Inc.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
NAME, AGE AS OF                           OFFICE* AND
DECEMBER 31, 2003  POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS        FUNDS                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Anita E. Falicia  Vice President,        10/02-Present  Vice President of Investment Accounting
 100 Fillmore      Treasurer and                         of Janus Capital. Formerly, Assistant
 Street            Principal Accounting                  Vice President (2000-2002) of Investment
 Denver, CO 80206  Officer                               Accounting of Janus Capital or Janus
 Age 35                                                  Capital Corporation; Director (1999-2000)
                   Chief Financial        10/02-11/03    of Investment Accounting of Janus Capital
                   Officer                               Corporation; and Director (1997-1999) of
                                                         Fund Accounting of Janus Capital
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe    Vice President         12/99-Present  Vice President and Assistant General
 100 Fillmore                                            Counsel to Janus Capital, Janus
 Street                                                  Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                        Formerly, Assistant Vice President
 Age 38                                                  (1997-1999) and Associate Counsel
                                                         (1995-1999) for Janus Capital Corporation
                                                         and Assistant Vice President (1998-2000)
                                                         for Janus Service Corporation.
--------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and     12/99-Present  Vice President of Domestic Funds and
 Howes             Secretary                             Assistant General Counsel of Janus
 100 Fillmore                                            Capital, Vice President and Assistant
 Street                                                  General Counsel of Janus Distributors LLC
 Denver, CO 80206                                        and Janus Services LLC. Formerly,
 Age 38                                                  Assistant Vice President (1997-1999) of
                                                         Janus Capital Corporation; Chief
                                                         Compliance Officer, Director and
                                                         President (1997-1999) of Janus
                                                         Distributors, Inc.; and Assistant Vice
                                                         President (1998-2000) of Janus Service
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 David R.          Vice President and     6/02-Present   Vice President and Chief Compliance
 Kowalski          Chief Compliance                      Officer of Janus Capital and Janus
 100 Fillmore      Officer                               Distributors LLC; and Assistant Vice
 Street                                                  President of Janus Services LLC.
 Denver, CO 80206                                        Formerly, Senior Vice President and
 Age 46                                                  Director (1985-2000) of Mutual Fund
                                                         Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
NAME, AGE AS OF                           OFFICE* AND
DECEMBER 31, 2003  POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS        FUNDS                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Girard C. Miller  President and Chief    11/03-Present  Executive Vice President and Chief
 100 Fillmore      Executive Officer                     Operating Officer of Janus Capital Group
 Street                                                  Inc. and Janus Capital. Formerly,
 Denver, CO 80206                                        President and Chief Executive Officer of
 Age 51                                                  ICMA Retirement Corporation (1993-2003)
--------------------------------------------------------------------------------------------------
 Loren M. Starr    Vice President and     11/03-Present  Senior Vice President and Chief Financial
 100 Fillmore      Chief Financial                       Officer of Janus Capital and Janus
 Street            Officer                               Capital Group, Inc.; Vice President and
 Denver, CO 80206                                        Chief Financial Officer of Janus Services
 Age 42            President and Chief    9/02-11/03     LLC, Janus Distributors LLC, Janus
                   Executive Officer                     Capital International LLC and Janus
                                                         Institutional Services LLC; Vice
                                                         President, Treasurer, Chief Financial
                                                         Officer and Director of Janus
                                                         International Limited; Director of Janus
                                                         Capital Trust Manager Limited, Janus
                                                         World Principal Protected Funds, Janus
                                                         International (Asia) Limited and Janus
                                                         World Funds; and Board member of Janus
                                                         Global Funds SPC. Formerly, Interim
                                                         Director of Janus Capital (2002-2003);
                                                         Vice President of Finance, Treasurer,
                                                         Chief Financial Officer (2001-2002) and
                                                         Director (2002) for Janus International
                                                         Holding, Inc.; and Managing Director,
                                                         Treasurer and Head of Corporate Finance
                                                         and Reporting (1998-2001) for Putnam
                                                         Investments.
--------------------------------------------------------------------------------------------------
 Heidi J. Walter   Vice President         4/00-Present   Vice President and Assistant General
 100 Fillmore                                            Counsel to Janus Capital and Janus
 Street                                                  Services LLC. Formerly, Vice President
 Denver, CO 80206                                        and Senior Legal Counsel (1995-1999) for
 Age 36                                                  Stein Roe & Farnham, Inc.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table: [TO BE UPDATED BY AMENDMENT]



-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.
 COMMITTEE    process, the system of internal      (Chairman)
              control over financial reporting,    Dennis B. Mullen
              disclosure controls and procedures,  William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of
              the audit process includes, among
              other things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services.
-----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
-----------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with procedures  William F. McCalpin
 REGULATORY   adopted by the Trusts, reviews       (Chairman)
 COMMITTEE*   registration statements on Form      William D. Stewart
              N-1A, oversees the implementation    Martin H. Waldinger
              and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code
              of Ethics.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with their Money Market Fund         James T. Rothe
              Procedures.
-----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Denis B. Mullen
 AND          individuals for election as          (Chairman)
 GOVERNANCE   Trustee, Trustee membership,         John W. McCarter, Jr.
 COMMITTEE    consults with Management in          William D. Stewart
              planning Trustee meetings, and
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
-----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart
 COMMITTEE    restricted and other securities for  (Chairman)
              which market quotations are not      James T. Rothe
              readily available, pursuant to       Martin H. Waldinger
              procedures adopted by the Trustees.
-----------------------------------------------------------------------------------------



* The Legal and Regulatory Committee was formed June 10, 2003.

               The table below gives the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2003. As of December 31, 2003, none of the Trustees owned Shares of the Funds included in this SAI [TO BE UPDATED BY AMENDMENT]



---------------------------------------------------------------------------------------------
                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                           REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE                            TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
---------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN
---------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.
---------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
---------------------------------------------------------------------------------------------
 JAMES T. ROTHE
---------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
---------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER
---------------------------------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for      From the Janus Funds for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                          October 31, 2003         December 31, 2003(1)
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey, Chairman and Trustee(2)             $                          $
INDEPENDENT TRUSTEES
William F. McCalpin, Trustee                          $                          $
John W. McCarter, Jr., Trustee                        $                          $
Dennis B. Mullen, Trustee                             $                          $
James T. Rothe, Trustee                               $                          $
William D. Stewart, Trustee                           $                          $
Martin H. Waldinger, Trustee                          $                          $



(1) As of December 31, 2003, Janus Funds consisted of four registered investment companies comprised of a total of 62 funds.

(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


               Shares are sold at the net asset value per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received in good order by a Fund (except net asset value is normally determined as of 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Funds' Prospectus contains detailed information about the purchase of Shares.


DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


               Redemptions, like purchases, may only be effected through the trust accounts, cash management programs and similar programs of participating banks and financial institutions. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust" and such valuation will be made as of the same time the redemption price is determined.


               The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts is set forth in the Funds' Prospectus. Applications to open accounts may be obtained by calling or writing your Financial Institution.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase request is received from a Financial Institution as of or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed as of the next determined net asset value. Redemption requests made by wire that are received from a Financial Institution prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.


               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government Securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.


               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January   , 2004, the officers and Trustees as a group
               owned less than 1% of the outstanding Shares of the Funds. [TO BE UPDATED BY AMENDMENT]



               As of January   , 2004, the following shareholder owned more than
               5% of the Shares of Janus Money Market Fund: [TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------



               As of January   , 2004, the following shareholders owned more
               than 25% of the Shares of Janus Money Market Fund: [TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------



               As of January   , 2004, the following shareholder owned more than
               25% of the Shares of Janus Tax-Exempt Money Market Fund: [TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------



               As of January   , 2004, the following shareholders owned more
               than 5% of the Shares of Janus Government Money Market Fund: [TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------

               As of January   , 2004, the following shareholder owned more than
               25% of the Shares of Janus Government Money Market Fund: [TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------



               To the knowledge of the Funds, no other shareholder owned 5% or
               more of the outstanding Shares of the Funds as of January   ,
               2004. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 27 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.


               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.


SHARES OF THE TRUST


               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by the shares of that same class of that Fund, and in residual assets of that class of that

               Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs provided to their customers. A second class of shares, Institutional Shares, is offered to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A third class of shares, Investor Shares, is offered to the general public.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS


               [TO BE UPDATED BY AMENDMENT]


REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


               [TO BE UPDATED BY AMENDMENT]

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

               SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                F-1+..................... Exceptionally strong credit quality.
                                          Issues assigned this rating are
                                          regarded as having the strongest
                                          degree of assurance for timely
                                          payment.
                F-1...................... Very strong credit quality. Issues assigned this rating reflect an
                                          assurance for timely payment only
                                          slightly less in degree than issues
                                          rated F-1+.
                F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree
                                          of assurance for timely payments, but
                                          the margin of safety is not as great
                                          as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                                     February   , 2004

                                     Janus Institutional Cash Reserves Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the initial class of shares ("Shares") of Janus Institutional Cash Reserves Fund. The Fund is a separate series of Janus Investment Fund, a Massachusetts business trust.


     This SAI is not a Prospectus and should be read in conjunction with the
     Prospectus dated February   , 2004 and any supplements thereto, which is
     incorporated by reference into this SAI and may be obtained from the Trust by calling 1-800-29JANUS or by writing the Fund at the address shown on the back cover. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. [TO BE UPDATED BY AMENDMENT]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Investment Policies and Restrictions and
                Investment Strategies............................    2
                Investment Adviser and Administrator.............   19
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   28
                Portfolio Transactions and Brokerage.............   29
                Trustees and Officers............................   32
                Purchase of Shares...............................   43
                Redemption of Shares.............................   45
                Shareholder Accounts.............................   46
                Dividends and Tax Status.........................   46
                Principal Shareholders...........................   48
                Miscellaneous Information........................   49
                Financial Statements.............................   52
                Appendix A.......................................   53
                   Description of Securities Ratings.............   53
                Appendix B.......................................   56
                   Description of Municipal Securities...........   56

INVESTMENT POLICIES AND RESTRICTIONS AND INVESTMENT STRATEGIES

--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

               The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of Shares if a matter affects just the Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of Shares) are present or represented by proxy.

               As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

               The Fund has adopted the following fundamental policies and restrictions:

               (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               (2) The Fund may not purchase securities if 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (4) The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (5) The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (7) The Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

               (8) The Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

               The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) The Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) The Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) The Fund may not invest in companies for the purpose of exercising control of management.


               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the costs of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


               For purposes of the Fund's policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

               The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

               The Fund may purchase participation interests in loans or securities in which the Fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

               The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES

               The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

               Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

               Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

               The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

SECURITIES LENDING


               Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but it may call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which may consist of cash, U.S. government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral permitted by the SEC. Cash collateral may also be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.

REVERSE REPURCHASE AGREEMENTS

               Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

               The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES


               From time to time, the Fund may invest in securities of other investment companies. The Fund is subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or
               (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Fund and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.


DEBT OBLIGATIONS

               The Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

AUCTION MARKET AND REMARKETED PREFERRED STOCK



               The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.


OBLIGATIONS OF FINANCIAL INSTITUTIONS

               The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES


               The Fund may invest in U.S. Government Securities. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government Securities.

               U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government Securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae are supported by the discretionary authority of the U.S. government to purchase the obligations. Securities issued by the Student Loan Marketing Association ("Sallie Mae") and the Federal Farm Credit Bank are supported only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.


MUNICIPAL LEASES

               The Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR
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               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.



               The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments. The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce 0.10% of the value of the Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least March 1, 2005. In addition, the Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



               On behalf of the Shares, the Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, the Fund has agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. The Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordi-nary costs. Janus Capital has agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of Janus Institutional Cash Reserves Fund will be 0.08%. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreement.


               The following table summarizes the advisory fees paid by the Fund for the fiscal years ended October 31:



               [TO BE UPDATED BY AMENDMENT]



                                                                2003                          2002
                                                     --------------------------    --------------------------
                                                       Advisory       Advisory       Advisory       Advisory
                                                      Fees Prior     Fees After     Fees Prior     Fees After
Fund Name                                            to Reduction    Reduction     to Reduction    Reduction
-------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund                                              $1,175,735      $587,867



               The following table summarizes the administrative fees paid by the Shares for the fiscal years ended October 31:



               [TO BE UPDATED BY AMENDMENT]



                                                        2003                                2002
                                          --------------------------------    --------------------------------
                                          Administration    Administration    Administration    Administration
                                            Fees Prior        Fees After        Fees Prior        Fees After
Fund Name                                  to Reduction       Reduction        to Reduction       Reduction
--------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund                                           $881,801          $470,294


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.


               The Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automati-cally in the event of its assignment; and (iii) generally, may not be amended without the approval of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.


APPROVAL OF INVESTMENT ADVISORY AGREEMENT



               In approving or continuing the Fund's Advisory Agreement, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates, as well as reports prepared by Lipper Inc. ("Lipper") containing comparisons of various Fund data to similar data for peer groups of mutual funds with similar investment objectives. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, investment process and reputation;


               - the term of the Advisory Agreement;


               - the scope and quality of the services that Janus Capital provides to the Fund including, but not limited to, all administrative and operations support for the Fund, such as accounting, compliance, in-house legal, marketing and public relations, distribution and federal and blue sky registration and reporting;


               - the historical investment performance of comparable funds managed by other advisers over various periods;


               - the advisory fee rate payable to Janus Capital by other funds and client accounts managed by Janus Capital.



               - the advisory fee rates payable by comparable funds managed by other advisers, as presented in the Lipper materials, before giving effect to any applicable fee waivers;



               - the total expense ratio of the Fund and of comparable funds managed by other advisers;

               - compensation payable by the Fund to affiliates of Janus Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Fund; and

               - Janus Capital's use of the Fund's portfolio brokerage
                 transactions to obtain research benefiting the Fund or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Fund and their other clients; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.


               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel, of Janus Capital, Janus Distributors and the Fund and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among the reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.



               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.



PROXY VOTING POLICIES AND PROCEDURES


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds


               [TO BE UPDATED BY AMENDMENT]



               Janus Capital votes proxies in the best interest of its shareholders. Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).



               PROXY VOTING PROCEDURES



               Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Capital's Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.



               The role of the Proxy Voting Committee is to work with Janus Capital portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.



               Starting in August 2004, on an annual basis, Janus Capital will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus Capital may be obtained from that fund's adviser.



               PROXY VOTING POLICIES



               As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.



               BOARD OF DIRECTORS ISSUES


               Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.



               AUDITOR ISSUES


               Janus Capital will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.



               EXECUTIVE COMPENSATION ISSUES


               Janus Capital reviews executive compensation plans on a case by case basis. However, Janus Capital will generally oppose proposed equity based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

               GENERAL CORPORATE ISSUES


               Janus Capital will generally vote in favor of proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will review anti-takeover measures on a case by case basis. Janus Capital will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.



               SHAREHOLDER PROPOSALS


               If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Otherwise, Janus Capital will generally oppose the shareholder proposal.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Fund. The Fund does not pay Janus Services a fee.

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which the Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.


               Janus Capital and its affiliates also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.


               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either the particular transaction or of the overall responsibility of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital by or through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions.


               [TO BE UPDATED BY AMENDMENT]



               For the fiscal year ended October 31, 2003, the Fund paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund.



               [TO BE UPDATED BY AMENDMENT]



               The Fund commenced operations on May 15, 2002. For the fiscal year ended October 31, 2003 and for the fiscal period ended October 31, 2002, the Fund did not incur any brokerage commissions. The Fund generally buys and sells securities in principal transactions, in which no commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.



               If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital receives a benefit from research it receives from brokers; for this reason, Janus Capital has an incentive to place trades with brokers who provide research products or services.


               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.


               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


               As of October 31, 2003, the Fund owned securities of its regular broker-dealers (or parents), as shown below: [TO BE UPDATED BY AMENDMENT]



                                                           Name of                        Value of
Fund Name                                               Broker Dealer                 Securities Owned
------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, Janus Aspen Series, Janus Adviser Series, Janus Adviser and the
               Trust consist of 62 series or funds as of February   , 2004.



               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             62               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 66                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    59               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                                                                         Development
                                                                                                         Foundation;
                                                                                                         Trustee and
                                                                                                         Vice President,
                                                                                                         Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 100 Fillmore Street                                    Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence LLC;
 Age 65                                                                                                  Director of
                                                                                                         A.M. Castle &
                                                                                                         Co., Harris
                                                                                                         Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor.               62               Director, Red
 100 Fillmore Street                                                                                     Robin Gourmet
 Denver, CO 80206                                                                                        Burgers, Inc.
 Age 60
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
NAME, AGE AS OF                                                                         IN FUND COMPLEX  OTHER
DECEMBER 31, 2003     POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
AND ADDRESS           WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          62               Director,
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO (since                      and NeoCore
 Age 60                                                 2002). Formerly, Distinguished                   Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Addison, TX (a
                                                        venture capital firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    59               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 59                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 65
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                            TERM OF
NAME, AGE AS OF                             OFFICE* AND
DECEMBER 31, 2003     POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS           FUNDS                 TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Sharon S. Pichler    Executive Vice        12/94-Present  Vice President of Janus Capital and
 100 Fillmore Street  President and Co-                    Portfolio Manager for other Janus
 Denver, CO 80206     Portfolio Manager                    accounts.
 Age 54               Janus Institutional
                      Cash Reserves Fund
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson   Executive Vice        2/04-Present   Vice President of Janus Capital and
 100 Fillmore Street  President and                        Portfolio Manager for other Janus
 Denver, CO 80206     Co-Portfolio Manager                 accounts. Formerly, Senior Analyst
 Age 42               Janus Institutional                  (1996-1999) for Janus Capital
                      Cash Reserves Fund                   Corporation.
--------------------------------------------------------------------------------------------------
 Thomas A. Early      Vice President and    3/98-Present   Senior Vice President, General Counsel,
 100 Fillmore Street  General Counsel                      Chief Corporate Affairs Officer and
 Denver, CO 80206                                          Secretary of Janus Capital and Janus
 Age 48                                                    Capital Group, Inc.; Vice President,
                                                           General Counsel and Secretary of Janus
                                                           Services LLC, Janus Capital
                                                           International LLC, Janus Institutional
                                                           Services LLC, Janus Distributors LLC
                                                           and the Janus Foundation; Vice
                                                           President, General Counsel and Director
                                                           to Janus International (Asia) Limited
                                                           and Janus International Limited;
                                                           Director for Janus Capital Trust
                                                           Manager Limited, Janus World Principal
                                                           Protected Funds and Janus World Funds;
                                                           and Board member of Janus Global Funds
                                                           SPC. Formerly, Interim Director of
                                                           Janus Capital (2002-2003); Director
                                                           (2001) of Janus Distributors, Inc. and
                                                           Janus Services, Inc. and General
                                                           Counsel, Secretary and Director
                                                           (2000-2002) of Janus International
                                                           Holding, Inc.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                            TERM OF
NAME, AGE AS OF                             OFFICE* AND
DECEMBER 31, 2003     POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS           FUNDS                 TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Anita E. Falicia     Vice President,       10/02-Present  Vice President of Investment Accounting
 100 Fillmore Street  Treasurer and                        of Janus Capital. Formerly, Assistant
 Denver, CO 80206     Principal Accounting                 Vice President (2000-2002) of
 Age 35               Officer                              Investment Accounting of Janus Capital
                                                           or Janus Capital Corporation; Director
                      Chief Financial       10/02-11/03    (1999-2000) of Investment Accounting of
                      Officer                              Janus Capital Corporation; and Director
                                                           (1997-1999) of Fund Accounting of Janus
                                                           Capital Corporation.
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President        12/99-Present  Vice President and Assistant General
 100 Fillmore Street                                       Counsel to Janus Capital, Janus
 Denver, CO 80206                                          Distributors LLC and Janus Services
 Age 38                                                    LLC. Formerly, Assistant Vice President
                                                           (1997-1999) and Associate Counsel
                                                           (1995-1999) for Janus Capital
                                                           Corporation and Assistant Vice
                                                           President (1998-2000) for Janus Service
                                                           Corporation.
--------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  Vice President and    12/99-Present  Vice President of Domestic Funds and
 100 Fillmore Street  Secretary                            Assistant General Counsel of Janus
 Denver, CO 80206                                          Capital, Vice President and Assistant
 Age 38                                                    General Counsel of Janus Distributors
                                                           LLC and Janus Services LLC. Formerly,
                                                           Assistant Vice President (1997-1999) of
                                                           Janus Capital Corporation; Chief
                                                           Compliance Officer, Director and
                                                           President (1997-1999) of Janus
                                                           Distributors, Inc.; and Assistant Vice
                                                           President (1998-2000) of Janus Service
                                                           Corporation.
--------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and    6/02-Present   Vice President and Chief Compliance
 100 Fillmore Street  Chief Compliance                     Officer of Janus Capital and Janus
 Denver, CO 80206     Officer                              Distributors LLC; and Assistant Vice
 Age 46                                                    President of Janus Services LLC.
                                                           Formerly, Senior Vice President and
                                                           Director (1985-2000) of Mutual Fund
                                                           Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                            TERM OF
NAME, AGE AS OF                             OFFICE* AND
DECEMBER 31, 2003     POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
AND ADDRESS           FUNDS                 TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Girard C. Miller     President and Chief   11/03-Present  Executive Vice President and Chief
 100 Fillmore Street  Executive Officer                    Operating Officer of Janus Capital
 Denver, CO 80206                                          Group Inc. and Janus Capital. Formerly,
 Age 51                                                    President and Chief Executive Officer
                                                           of ICMA Retirement Corporation
                                                           (1993-2003)
--------------------------------------------------------------------------------------------------
 Loren M. Starr       Vice President and    11/03-Present  Senior Vice President and Chief
 100 Fillmore Street  Chief Financial                      Financial Officer of Janus Capital and
 Denver, CO 80206     Officer                              Janus Capital Group, Inc.; Vice
 Age 42                                                    President and Chief Financial Officer
                      President and Chief   9/02-11/03     of Janus Services LLC, Janus
                      Executive Officer                    Distributors LLC, Janus Capital
                                                           International LLC and Janus
                                                           Institutional Services LLC; Vice
                                                           President, Treasurer, Chief Financial
                                                           Officer and Director of Janus
                                                           International Limited; Director of
                                                           Janus Capital Trust Manager Limited,
                                                           Janus World Principal Protected Funds,
                                                           Janus International (Asia) Limited and
                                                           Janus World Funds; and Board member of
                                                           Janus Global Funds SPC. Formerly,
                                                           Interim Director of Janus Capital
                                                           (2002-2003); Vice President of Finance,
                                                           Treasurer, Chief Financial Officer
                                                           (2001-2002) and Director (2002) for
                                                           Janus International Holding, Inc.; and
                                                           Managing Director, Treasurer and Head
                                                           of Corporate Finance and Reporting
                                                           (1998-2001) for Putnam Investments.
--------------------------------------------------------------------------------------------------
 Heidi J. Walter      Vice President        4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                       Counsel to Janus Capital and Janus
 Denver, CO 80206                                          Services LLC. Formerly, Vice President
 Age 36                                                    and Senior Legal Counsel (1995-1999)
                                                           for Stein Roe & Farnham, Inc.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of independent Trustees. Information about each committee's functions is provided in the following table: [TO BE UPDATED BY AMENDMENT]



-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.
 COMMITTEE    process, the system of internal      (Chairman)
              control over financial reporting,    Dennis B. Mullen
              disclosure controls and procedures,  William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of
              the audit process includes, among
              other things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services.
-----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
-----------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with procedures  William F. McCalpin
 REGULATORY   adopted by the Trusts, reviews       (Chairman)
 COMMITTEE*   registration statements on Form      William D. Stewart
              N-1A, oversees the implementation    Martin H. Waldinger
              and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code
              of Ethics.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with their Money Market Fund         James T. Rothe
              Procedures.
-----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Denis B. Mullen
 AND          individuals for election as          (Chairman)
 GOVERNANCE   Trustee, Trustee membership,         John W. McCarter, Jr.
 COMMITTEE    consults with Management in          William D. Stewart
              planning Trustee meetings, and
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
-----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart
 COMMITTEE    restricted and other securities for  (Chairman)
              which market quotations are not      James T. Rothe
              readily available, pursuant to       Martin H. Waldinger
              procedures adopted by the Trustees.
-----------------------------------------------------------------------------------------



* The Legal and Regulatory Committee was formed June 10, 2003.

               The table below gives the aggregate dollar range of shares of all Funds advised and sponsored by Janus Capital (collectively the "Janus Funds"), owned by each Trustee as of December 31, 2003. As of December 31, 2003, none of the Trustees owned Shares of the Funds included in this SAI. [TO BE UPDATED BY AMENDMENT]



---------------------------------------------------------------------------------------------
                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                           REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE                            TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
---------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN
---------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.
---------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
---------------------------------------------------------------------------------------------
 JAMES T. ROTHE
---------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
---------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER
---------------------------------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. [TO BE UPDATED BY AMENDMENT]



                                              Aggregate Compensation       Total Compensation
                                                From the Fund for       From the Janus Funds for
                                                Fiscal year ended         calendar year ended
          Name of Person, Position               October 31, 2003         December 31, 2003(1)
-------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey, Chairman and Trustee(2)             $                         $
INDEPENDENT TRUSTEES
William F. McCalpin, Trustee                          $                         $
John W. McCarter, Trustee                             $                         $
Dennis B. Mullen, Trustee                             $                         $
James T. Rothe, Trustee                               $                         $
William D. Stewart, Trustee                           $                         $
Martin H. Waldinger, Trustee                          $                         $



(1) As of December 31, 2003, Janus Funds consisted of four registered investment companies comprised of a total of 62 funds.


(2) Mr. Bailey is being treated as an interested person of the Fund and Janus Capital and is compensated by Janus Capital.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


               Shares are sold at the net asset value per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received in good order by the Fund. The Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Fund seeks to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Fund's Prospectus contains detailed information about the purchase of Shares.


DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. The Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of the Fund at the NAV determined on the payment date. Any such election (which may be made in writing or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving distributions and dividends via wire transfer may elect to change back to automatic reinvestment at any time in writing or by phone.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


               Procedures for redemption of Shares are set forth in the Shareholder's Guide section of the Fund's Prospectus. Shares normally will be redeemed for cash (via wire), although the Fund retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem Shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


               The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts is set forth in the Fund's Prospectus. Applications to open accounts may be obtained by calling the Fund at 1-800-29JANUS or writing to the Fund at 100 Fillmore Street, Denver, Colorado 80206-4928, Attention: Institutional Services.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected as of or prior to 3:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed as of the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions from the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.


               The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.


               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January   , 2004, the officers and Trustees as a group
               owned less than 1% of the outstanding Shares of the Fund. [TO BE UPDATED BY AMENDMENT]



               As of January    , 2004, the following shareholders owned 5% or
               more Shares of the Fund: [TO BE UPDATED BY AMENDMENT]



                                                                                          Percentage
Shareholder                   Address                                                     Ownership
----------------------------------------------------------------------------------------------------

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               The Fund is a series of the Trust, a Massachusetts Business Trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 27 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.


               Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.


SHARES OF THE TRUST


               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for the Fund. Currently, the Fund offers one initial class of shares. The Shares discussed in this SAI are offered only to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for the Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.



               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.

VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS


               [TO BE UPDATED BY AMENDMENT]


REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

[TO BE UPDATED BY AMENDMENT]

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

               SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                F-1+..................... Exceptionally strong credit quality.
                                          Issues assigned this rating are
                                          regarded as having the strongest
                                          degree of assurance for timely
                                          payment.
                F-1...................... Very strong credit quality. Issues assigned this rating reflect an
                                          assurance for timely payment only
                                          slightly less in degree than issues
                                          rated F-1+.
                F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree
                                          of assurance for timely payments, but
                                          the margin of safety is not as great
                                          as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                              JANUS INVESTMENT FUND

                           PART C - OTHER INFORMATION

ITEM 23. Exhibits


         Exhibit 1         (a)      Agreement and Declaration of Trust dated
                                    February 11, 1986, is incorporated herein by reference to Exhibit 1(a) to Post-Effective
                                    Amendment No. 79, filed on December 18, 1996
                                    (File No. 2-34393).

                           (b) Certificate of Designation for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (c) Certificate of Designation for Janus Worldwide Fund is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to
                                    Exhibit 1(d) to Post-Effective Amendment No.
                                    80, filed on February 14, 1997 (File No.
                                    2-34393).

                           (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (f) Certificate of Designation for Janus Intermediate Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                           (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to
                                    Exhibit 1(g) to Post-Effective Amendment No.
                                    80, filed on February 14, 1997 (File No.
                                    2-34393).

                           (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to
                                    Exhibit 1(l) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(n) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                           (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                           (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund filed as Exhibit 1(r) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

                           (s) Form of Amendment to Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                           (t) Certificate of Establishment and Designation for Janus Global Life Sciences Fund filed as
                                    Exhibit 1(t) to Post-Effective Amendment No.
                                    82, filed on September 16, 1997 (File No.
                                    2-34393), has been withdrawn.

                           (u) Certificate of Establishment and Designation for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (v) Form of Certificate of Establishment and Designation for Janus Global Technology Fund is incorporated herein by referenced to
                                    Exhibit 1(v) to Post-Effective Amendment No.
                                    85, filed on September 10, 1998 (File No.
                                    2-34393).

                           (w) Certificate of Establishment and Designation for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 88, filed on November 15, 1999 File No. 2-34393).

                           (x) Form of Certificate of Establishment and Designation for Janus Orion Fund is incorporated herein by reference to Exhibit 1(x) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (y) Certificate of Establishment and Designation for Janus Fund 2 filed as Exhibit 1(y) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                           (z) Certificate of Establishment and Designation for Janus Global Value Fund is incorporated herein by reference to Exhibit 1(z) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                           (aa) Form of Instrument dated July 31, 2001 amending the Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (bb) Amendment to Registrant's Agreement and Declaration of Trust, dated October 18, 2001, is incorporated herein by reference to
                                    Exhibit 1(bb) to Post-Effective Amendment
                                    No. 102, filed on December 21, 2001 (File
                                    No. 2-34393).

                           (cc)     Amended and Restated Agreement and
                                    Declaration of Trust, dated January 31,
                                    2002, is incorporated herein by reference to
                                    Exhibit 1(cc) to Post-Effective Amendment
                                    No. 103, filed on February 22, 2002 (File
                                    No. 2-34393).

                           (dd) Certificate of Establishment and Designation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to
                                    Exhibit 1(dd) to Post-Effective Amendment
                                    No. 104, filed on February 28, 2002 (File
                                    No. 2-34393).

                           (ee) Certificate of Establishment and Designation for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393)

                           (ff) Form of Certificate of Establishment and Designation for Janus Small Cap Value Fund is incorporated herein by reference to
                                    Exhibit 1(ff) to Post-Effective Amendment
                                    No. 106, filed on January 3, 2003 (File No.
                                    2-34393).

                           (gg) Certificate of Establishment and Designation for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 1(gg) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (hh) Certificate of Re-Designation of Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(hh) to Post-Effective Amendment No. 107, filed on February 28, 2003 (File No. 2-34393).

                           (ii)     Amended and Restated Agreement and
                                    Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to
                                    Exhibit 1(ii) to Post-Effective Amendment
                                    No. 109, filed on April 17, 2003 (File No.
                                    2-34393).

                           (jj) Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is filed herein as Exhibit 1(jj).

         Exhibit 2         (a)      Restated Bylaws are incorporated herein by
                                    reference to Exhibit 2(a) Post-Effective
                                    Amendment No. 71, filed on December 20, 1995
                                    (File No. 2-34393).

                           (b)      First Amendment to the Bylaws is
                                    incorporated herein by reference to Exhibit
                                    2(b) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                           (c)      Second Amendment to the Bylaws is
                                    incorporated herein by Reference to Exhibit
                                    2(c) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (d)      Third Amendment to the Bylaws is
                                    incorporated herein by reference to Exhibit
                                    2(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

         Exhibit 3         (a)      Specimen Stock Certificate for Janus Fund(1)
                                    is incorporated herein by reference to
                                    Exhibit 4(a) to Post-Effective Amendment No.
                                    79, filed on December 18, 1996 (File No.
                                    2-34393).

                           (b) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (c) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (d) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (e) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                           (f) Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                           (g) Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (h) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (i) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (j) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (k) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (l) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to
                                    Exhibit 4(l) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (m) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (n) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to
                                    Exhibit 4(n) to Post-Effective Amendment No.
                                    79, filed on December 18, 1996 (File No.
                                    2-34393).

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                           (o) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (p) Revised Specimen Stock Certificate for Janus Special Situations Fund filed as Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                           (q) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                           (r) Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (s) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

         Exhibit 4         (a)      Investment Advisory Agreement for Janus Fund
                                    dated July 1, 1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 83, filed on
                                    December 15, 1997 (File No. 2-34393).

                           (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (h) Investment Advisory Agreements for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 5(l) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393), has been withdrawn.

                           (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                           (n) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (o) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (p) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                           (q) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (r) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to
                                    Exhibit 4(r) to Post-Effective Amendment No.
                                    90, filed on January 31, 2000 (File No.
                                    2-34393).

                           (s) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (t) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (u) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (v) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (w) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (x) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (y) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to
                                    Exhibit 4(y) to Post-Effective Amendment No.
                                    90, filed on January 31, 2000 (File No.
                                    2-34393).

                           (z) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (aa) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (bb) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 4(bb) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393), has been withdrawn.

                           (cc) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to
                                    Exhibit 4(cc) to Post-Effective Amendment
                                    No. 90, filed on January 31, 2000 (File No.
                                    2-34393).

                           (dd) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (ee) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (ff) Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (gg) Form of Investment Advisory Agreement for Janus Fund 2 filed as Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                           (hh) Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                           (ii) Form of Amendment dated July 31, 2001 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (jj) Form of Investment Advisory Agreement for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (kk) Form of Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                           (ll) Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                           (m) Form of Investment Advisory Agreement for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (nn) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (oo) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (pp) Form of Investment Advisory Agreement for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (qq) Form of Sub-Advisory Agreement for Mid Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (rr) Form of Sub-Advisory Agreement for Mid Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (ss) Amendment to Investment Advisory Agreement for Janus Global Value Fund is filed herein as Exhibit 4(ss).

         Exhibit 5         (a)      Distribution Agreement between Janus
                                    Investment Fund and Janus Distributors,
                                    Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on
                                    December 15, 1997 (File No. 2-34393).

                           (b) Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

         Exhibit 6                  Not Applicable.

         Exhibit 7         (a)      Custodian Contract between Janus Investment
                                    Fund and State Street Bank and Trust Company is incorporated herein by reference to
                                    Exhibit 8(a) to Post-Effective Amendment No.
                                    79, filed on December 18, 1996 (File No.
                                    2-34393).

                           (b) Amendment dated April 25, 1990, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (c) Letter Agreement dated February 1, 1991, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (d) Custodian Contract between Janus Investment Fund and Investors Fiduciary Trust Company filed as Exhibit 8(d) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                           (e) Letter Agreement dated October 9, 1992, regarding State Street Custodian Agreement is incorporated herein by reference to
                                    Exhibit 8(e) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (f) Letter Agreement dated April 28, 1993, regarding State Street Custodian Agreement is incorporated herein by reference to
                                    Exhibit 8(f) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (g) Letter Agreement dated April 4, 1994, regarding State Street Custodian Agreement is incorporated herein by reference to
                                    Exhibit 8(g) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. filed as
                                    Exhibit 8(h) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393), has been withdrawn.

                           (i) Letter Agreement dated December 12, 1995, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                           (j) Amendment dated October 11, 1995, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                           (k) Form of Amendment dated September 10, 1996, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                           (l) Letter Agreement dated September 10, 1996, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                           (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                           (n) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                           (o) Form of Letter Agreement dated September 14, 1998, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (p) Letter Agreement dated September 14, 1999, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                           (q) Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                           (r) Form of Letter Agreement dated April 3, 2000, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (s) Form of Letter Agreement dated September 26, 2000, regarding State Street Custodian Contract filed as Exhibit 7(s) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                           (t) Amendment to State Street Bank and Trust Company Custodian Contract dated April 10, 2000 is incorporated herein by reference to
                                    Exhibit 7(t) to Post-Effective Amendment No.
                                    96, filed on December 18, 2000 (File No.
                                    2-34393).

                           (u) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (v) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (w) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (x) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (y) Form of Letter Agreement dated June 29, 2001, regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(y) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                           (z) Form of Letter Agreement dated July 31, 2001 regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(z) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (aa) Amendment to State Street Bank and Trust Company Custodian Contract dated June 15, 2001 is incorporated herein by reference to
                                    Exhibit 7(aa) to Post-Effective Amendment
                                    No. 100, filed on July 31, 2001 (File No.
                                    2-34393).

                           (bb) Amendment to State Street Bank and Trust Company Custodian Contract dated June 21, 1988 is incorporated herein by reference to
                                    Exhibit 7(bb) to Post-Effective Amendment
                                    No. 103, filed on February 22, 2002 (File
                                    No. 2-34393).

                           (cc) Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (dd) Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (ee) Form of Letter Agreement dated February 28, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference as Exhibit 7(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                           (ff) Form of Letter Agreement dated March 21, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (gg) Form of Letter Agreement dated December 5, 3003, with regard to Janus Global Opportunities Fund, with State Street Bank and Trust Company, is filed herein as
                                    Exhibit 7(gg).

         Exhibit 8         (a)      Transfer Agency Agreement with Investors
                                    Fiduciary Trust Company filed as Exhibit
                                    9(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No.
                                    2-34393), has been withdrawn.

                           (b) Subagency Agreement between Janus Service Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                           (c) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (d) Transfer Agency Agreement dated December 9, 1994, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64, filed on February 8, 1995 (File No. 2-34393), has been withdrawn.

                           (e) Transfer Agency Agreement dated September 27, 1995, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 70, filed on November 28, 1995 (File No. 2-34393).

                           (f) Letter Agreement dated December 21, 1995, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                           (g) Letter Agreement dated May 21, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73, filed on May 28, 1996 (File No. 2-34393).

                           (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to
                                    Exhibit 9(h) to Post-Effective Amendment No.
                                    77, filed on November 21, 1996 (File No.
                                    2-34393).

                           (i) Letter Agreement dated September 10, 1996, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 9(i) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393), has been withdrawn.

                           (j) Letter Agreement dated September 9, 1997, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                           (k) Form of Letter Agreement dated September 14, 1998, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (l) Letter Agreement dated September 14, 1999, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                           (m) Form of Letter Agreement dated April 3, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (n) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 8(n) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                           (o) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(o) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (p) Letter Agreement dated March 13, 2001, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(p) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                           (q) Form of Letter Agreement dated July 1, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(q) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (r) Form of Letter Agreement dated July 31, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(r) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (s) Form of Letter Agreement regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (t) Form of Administration Agreement with Janus Capital Corporation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 8(t) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (u) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                           (v) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                           (w) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (x) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Omni Investment Trust is incorporated herein by reference to Exhibit 8(x) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (y) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Investment Portfolio Trust is incorporated herein by reference to Exhibit 8(y) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (z) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (aa) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (bb) Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is filed herein as Exhibit 8(bb).

                           (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2003 is filed herein as Exhibit 8(cc).

                           (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2003 is filed herein as Exhibit 8(dd).

                           (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2003 is filed herein as Exhibit 8(ee).

                           (ff) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2003 is filed herein as
                                    Exhibit 8(ff).

                           (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2003 is filed herein as Exhibit 8(gg).

                           (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2003 is filed herein as Exhibit 8(hh).

                           (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2003 is filed herein as Exhibit 8(ii).

                           (jj) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2003 is filed herein as Exhibit 8(jj).

         Exhibit 9         (a)      Opinion and Consent of Messrs. Davis, Graham
                                    & Stubbs with respect to shares of Janus
                                    Fund is incorporated herein by reference to
                                    Exhibit 10(a) to Post-Effective Amendment
                                    No. 79, filed on December 18, 1996 (File No.
                                    2-34393).

                           (b) Opinion and Consent of Fund Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (c) Opinion and Consent of Fund Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund filed as Exhibit 10(g) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                           (h) Opinion and Consent of Fund Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to Exhibit 10(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (i) Opinion and Consent of Fund Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (j) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (k) Opinion and Consent of Fund Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (l) Opinion and Consent of Fund Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                           (m) Opinion and Consent of Fund Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to
                                    Exhibit 10(m) to Post-Effective Amendment
                                    No. 72, filed on March 15, 1996 (File No.
                                    2-34393).

                           (n) Opinion and Consent of Fund Counsel with respect to shares of Janus Special Situations Fund filed as Exhibit 10(n) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

                           (o) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

                           (p) Opinion and Consent of Fund Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                           (q) Opinion and Consent of Fund Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to
                                    Exhibit 9(q) to Post-Effective Amendment No.
                                    85, filed on September 10, 1998 (File No.
                                    2-34393).

                           (r) Opinion and Consent of Fund Counsel with respect to shares of Janus Strategic Value Fund is incorporated herein by reference to
                                    Exhibit 9(r) to Post-Effective Amendment No.
                                    85, filed on September 10, 1998 (File No.
                                    2-34393).

                           (s) Opinion and Consent of Fund Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (t) Opinion and Consent of Fund Counsel with respect to shares of Janus Fund 2 filed as
                                    Exhibit 9(t) to Post-Effective Amendment No.
                                    95, filed on September 13, 2000 (File No.
                                    2-34393), has been withdrawn.

                           (u) Opinion and Consent of Fund Counsel with respect to Janus Global Value Fund is incorporated herein by reference to Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001. (File No. 2-34393).

                           (v) Opinion and Consent of Fund Counsel with respect to Janus Institutional Cash Reserves Fund is incorporated herein by reference to
                                    Exhibit 9(v) to Post-Effective Amendment No.
                                    104, filed on February 28, 2002 (File No.
                                    2-34393).

                           (w) Opinion and Consent of Fund Counsel with respect to Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 9(w) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                           (x) Opinion and Consent of Fund Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is incorporated herein by reference to
                                    Exhibit 9(x) to Post-Effective Amendment No.
                                    109, filed on April 17, 2003 (File No.
                                    2-34393).

         Exhibit 10 Consent of PricewaterhouseCoopers LLP to be filed by amendment.

         Exhibit 11                 Not Applicable.

         Exhibit 12                 Not Applicable.

         Exhibit 13                 Not Applicable.

         Exhibit 14        (a)      Form of plan for Janus Money Market Fund,
                                    Janus Government Money Market Fund and Janus
                                    Tax-Exempt Money Market Fund pursuant to
                                    Rule 18f-3 setting forth the separate
                                    arrangement and expense allocation of each class of such Funds filed as Exhibit 18 to Post-Effective Amendment No. 66, filed on
                                    April 13, 1995 (File No. 2-34393), has been withdrawn.

                           (b) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

                           (c) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

                           (d) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to
                                    Exhibit 14(d) to Post-Effective Amendment
                                    No. 99, filed on June 1, 2001 (File No.
                                    2-34393).

                           (e) Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

         Exhibit 15        (a)      Janus Ethics Rules filed as Exhibit 15 to
                                    Post-Effective Amendment No. 95, filed on
                                    September 13, 2000 (File No. 2-34393), have been withdrawn.

                           (b) Amended Janus Ethics Rules filed as Exhibit 15(b) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393), have been withdrawn.

                           (c) Amended Janus Ethics Rules filed as Exhibit 15(c) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393), have been withdrawn.

                           (d) Amended Janus Ethics Rules filed as Exhibit 15(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

                           (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC are incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 105 filed on December 13, 2002 (File No. 2-34393).

                           (f) Code of Ethics and Statement of Personal Trading Policies for Perkins, Wolf, McDonnell and Company are incorporated herein by reference to as Exhibit 15(f) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                           (g) Amended Janus Ethics Rules filed as Exhibit 15(g) to Post-Effective Amendment No 107, filed on February 28, 2003 (File No. 2-32393), have been withdrawn.

                           (h) Amended Janus Ethics Rules filed as Exhibit 15(h) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-32393), have been withdrawn.

                           (i) Amended Janus Ethics Rules are filed herein as Exhibit 15(i).

         Exhibit 16        (a)      Powers of Attorney dated as of November 25,
                                    2003, are filed herein as Exhibit 16(a).

ITEM 24. Persons Controlled by or Under Common Control with Fund

         None.

ITEM 25. Indemnification

         Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and Advisory Board members.

ITEM 26. Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

Name and Principal                                                     Position with Adviser
Business Address       Adviser/Affiliated Entity Name                   or Affiliated Entity
------------------     ------------------------------      ------------------------------------------------
Robin C. Beery*        Janus Capital Group Inc.            Vice President and Chief Marketing Officer
                       Janus Capital Management LLC        Vice President and Chief Marketing Officer
                       The Janus Foundation                President and Director

James P. Goff*         Janus Capital Management LLC        Vice President and Director of Research

R. Timothy Hudner*     Janus Capital Group Inc.            Vice President and Chief Operations Officer
                       Janus Capital Management LLC        Vice President and Chief Operations Officer
                       Janus Services LLC                  President

Lars O. Soderberg*     Janus Capital Group Inc.            Executive Vice President, Institutional Services
                       Janus Capital Management LLC        Executive Vice President, Institutional Services
                       Janus Institutional Services LLC    Executive Vice President, Institutional Services
                       Janus Distributors LLC              President

Name and Principal                                                     Position with Adviser
Business Address       Adviser/Affiliated Entity Name                   or Affiliated Entity
------------------     ------------------------------      ------------------------------------------------
Mark B. Whiston*               Janus Capital Group Inc.                     Chief Executive Officer and President
                               Janus Capital Management LLC                 Chief Executive Officer and President
                               Janus Capital International LLC              Co-Chief Executive Officer and President
                               Janus International (Asia) Limited           President and Director
                               Janus International Limited                  President, Director and Chairman
                               Janus Institutional Services LLC             President
                               Janus Capital Trust Management Limited       Director
                               Janus World Funds Plc.                       Director
                               Janus World Principal Protected Funds        Director
                               Janus Global Funds SPC                       Board Member

*Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.

         The only business of Enhanced Investment Technologies LLC and Perkins, Wolf, McDonnell and Company, LLC (fka Perkins, Wolf, McDonnell and Company) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

Name and Principal                                                     Position with Adviser
Business Address       Adviser/Affiliated Entity Name                   or Affiliated Entity
------------------     ------------------------------      --------------------------------------------------
E. Robert Fernholz*    Enhanced Investment                 Director, Executive Vice President and Chief
                       Technologies LLC                    Investment Officer

Robert A. Garvy*       Enhanced Investment                 Director, President and Chief Executive Officer
                       Technologies LLC

David E. Hurley*       Enhanced Investment                 Chief Operating Officer and Senior Vice President;
                       Technologies LLC                    formerly Chief Compliance Officer

Robert H. Perkins**    Perkins, Wolf, McDonnell            President and Chief Investment Officer
                       and Company, LLC

Greg E. Wolf**         Perkins, Wolf, McDonnell            Treasurer and Chief Operating Officer
                       and Company, LLC


* Principal address is 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410

** Principal address is 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604

ITEM 27. Principal Underwriters

         (a) Janus Distributors LLC ("Janus Distributors") serves as a principal underwriter for the Registrant, Janus Aspen Series, Janus Adviser Series and Janus Adviser.

         (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski and Loren M. Starr, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

                  Name                                      Position with Janus Distributors LLC
                  ----                                      ------------------------------------
                  Gregory A. Frost                          Vice President and Controller
                  Matthew R. Luoma                          Vice President and Treasurer
                  Douglas J. Laird                          Vice President
                  Lars O. Soderberg                         President

                  Messrs. Frost, Luoma, Laird and Soderberg do not hold any positions with the Registrant. Their principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

         (c)      Not applicable.

ITEM 28. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC and Janus Services LLC, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928, and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043. Certain records relating to the day-to-day portfolio management of Janus Risk-Managed Stock Fund are kept in the offices of the subadviser, Enhanced Investment Technologies LLC, 2401 PGA Boulevard, Suite 200, Palm Beach, Florida 33410. Certain records relating to the day-to-day portfolio management of Janus Mid Cap Value Fund and Janus Small Cap Value Fund are kept at the offices of the subadviser, Perkins, Wolf, McDonnell and Company, LLC, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604.

ITEM 29. Management Services

         The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 22nd day of December, 2003.


                                      JANUS INVESTMENT FUND


                                      By: /s/ Girard C. Miller
                                          --------------------------------------
                                          Girard C. Miller, President and Chief
                                          Executive Officer

         Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003 ("Declaration of Trust"), a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                             Date
------------------------        ------------------------------         -----------------
/s/ Girard C. Miller            President and Chief Executive          December 22, 2003
------------------------        Officer (Principal Executive
Girard C. Miller                Officer)

/s/ Loren M. Starr              President and Chief Financial          December 22, 2003
------------------------        Officer (Principal Financial
Loren M. Starr                  Officer)

/s/ Anita E. Falicia             Vice President and Treasurer          December 22, 2003
------------------------        (Principal Accounting Officer)
Anita E. Falicia

Thomas H. Bailey*                   Trustee                            December 22, 2003
------------------------
Thomas H. Bailey

William F. McCalpin*                Trustee                            December 22, 2003
------------------------
William F. McCalpin

John W. McCarter, Jr.*              Trustee                            December 22, 2003
------------------------
John W. McCarter, Jr.

Dennis B. Mullen*                   Trustee                            December 22, 2003
------------------------
Dennis B. Mullen

James T. Rothe*                     Trustee                            December 22, 2003
------------------------
James T. Rothe

William D. Stewart*                 Trustee                            December 22, 2003
------------------------
William D. Stewart

Martin H. Waldinger*                Trustee                            December 22, 2003
------------------------
Martin H. Waldinger


/s/ Thomas A. Early
------------------------
*By: Thomas A. Early
     Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Number                              Exhibit Title
--------------          --------------------------------------------------------
Exhibit 1(jj)           Certificate of Amendment Establishing and Designating
                        Series, dated September 16, 2003

Exhibit 4(ss)           Amendment to Investment Advisory Agreement for Janus
                        Global Value Fund

Exhibit 7(gg)           Form of Letter Agreement with regard to Janus Global
                        Opportunities Fund with State Street Bank and Trust
                        Company

Exhibit 8(bb) Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus
                        Overseas Fund

Exhibit 8(cc)           Expense Limitation Agreement for Janus Federal
                        Tax-Exempt Fund

Exhibit 8(dd)           Expense Limitation Agreement for Janus Flexible Income
                        Fund

Exhibit 8(ee)           Expense Limitation Agreement for Janus Government Money
                        Market Fund

Exhibit 8(ff)           Expense Limitation Agreement for Janus High-Yield Fund

Exhibit 8(gg)           Expense Limitation Agreement for Janus Institutional
                        Cash Reserves Fund

Exhibit 8(hh)           Expense Limitation Agreement for Janus Money Market Fund

Exhibit 8(ii)           Expense Limitation Agreement for Janus Short-Term Bond
                        Fund

Exhibit 8(jj)           Expense Limitation Agreement for Janus Tax-Exempt Money
                        Market Fund

Exhibit 15(i)           Amended Janus Ethics Rules

Exhibit 16(a)           Powers of Attorney dated as of November 25, 2003